UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-21413

Name of Fund:    BlackRock Floating Rate Income Strategies Fund, Inc. (FRA)

Fund Address:    100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Floating

Rate Income Strategies Fund, Inc., 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 882-0052, Option 4

Date of fiscal year end: 12/31/2019

Date of reporting period: 12/31/2019

Item 1 – Report to Stockholders

DECEMBER 31, 2019

2019 Annual Report

BlackRock Debt Strategies Fund, Inc. (DSU)

BlackRock Floating Rate Income Strategies Fund, Inc. (FRA)

BlackRock Limited Duration Income Trust (BLW)

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of each Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from BlackRock or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future reports in paper free of charge. If you hold accounts directly with BlackRock, you can call Computershare at (800) 699-1236 to request that you continue receiving paper copies of your shareholder reports. If you hold accounts through a financial intermediary, you can follow the instructions included with this disclosure, if applicable, or contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Please note that not all financial intermediaries may offer this service. Your election to receive reports in paper will apply to all funds advised by BlackRock Advisors, LLC or its affiliates, or all funds held with your financial intermediary, as applicable.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive electronic delivery of shareholder reports and other communications by contacting your financial intermediary, if you hold accounts through a financial intermediary. Please note that not all financial intermediaries may offer this service.

Not FDIC Insured • May Lose Value • No Bank Guarantee

Supplemental Information

Section 19(a)

BlackRock Debt Strategies Fund, Inc.’s (DSU), BlackRock Floating Rate Income Strategies Fund, Inc.’s (FRA) and BlackRock Limited Duration Income Trust’s (BLW) (each a “Fund” and collectively, the “Funds”), amounts and sources of distributions reported are estimates and are being provided pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. Each Fund will provide a Form 1099-DIV each calendar year that will tell you how to report these distributions for U.S. federal income tax purposes.

December 31, 2019

	Total Fiscal Period to Date Cumulative Distributions by Character						Percentage of Fiscal Period to Date Cumulative Distributions by Character
	Net Investment Income	Net Realized Capital Gains Short Term	Net Realized Capital Gains Long Term	Return of Capital		Total Per Common Share	Net Investment Income	Net Realized Capital Gains Short Term	Net Realized Capital Gains Long Term	Return of Capital	Total Per Common Share
DSU	$0.702202	$—	$—	$0.061698	*	$0.763900	92%	0%	0%	8%	100%
FRA	0.372091	—	—	0.012609	*	0.384700	97	0	0	3	100
BLW	0.466456	—	—	0.005444	*	0.471900	99	0	0	1	100

*

The Fund estimates that it has distributed more than its net investment income and net realized capital gains; therefore, a portion of the distribution may be a return of capital. A return of capital may occur, for example, when some or all of the shareholder’s investment in the Fund is returned to the shareholder. A return of capital does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.” When distributions exceed total return performance, the difference will reduce the Fund’s net asset value per share.

Section 19(a) notices for each Fund, as applicable, are available on the BlackRock website at blackrock.com.

Section 19(b) Disclosure

On September 5, 2019, the Funds, acting pursuant to a U.S. Securities and Exchange Commission (“SEC”) exemptive order and with the approval of each Fund’s Board of Directors/Trustees (the “Board”), each have adopted a managed distribution plan, consistent with its investment objectives and policies to support a level distribution of income, capital gains and/or return of capital (the “Plan”). In accordance with the Plans, starting in October 2019, DSU distributes a fixed amount of $0.0711 per share on a monthly basis, FRA distributes a fixed amount of $0.0788 per share on a monthly basis and BLW distributes a fixed amount of $0.0981 per share on a monthly basis.

The fixed amounts distributed per share are subject to change at the discretion of each Fund’s Board. Under its Plan, each Fund will distribute all available investment income to its shareholders as required by the Internal Revenue Code of 1986, as amended (the “Code”). If sufficient income (inclusive of net investment income and short-term capital gains) is not earned on a monthly basis, the Funds will distribute long-term capital gains and/or return of capital to shareholders in order to maintain a level distribution. Each monthly distribution to shareholders is expected to be at the fixed amount established by the Board; however, each Fund may make additional distributions from time to time, including additional capital gain distributions at the end of the taxable year, if required to meet requirements imposed by the Code and/or the Investment Company Act of 1940, as amended (the “1940 Act”).

Shareholders should not draw any conclusions about each Fund’s investment performance from the amount of these distributions or from the terms of the Plan. Each Fund’s total return performance is presented in its financial highlights table.

The Board may amend, suspend or terminate a Fund’s Plan at any time without prior notice to the Fund’s shareholders if it deems such actions to be in the best interests of the Fund or its shareholders. The suspension or termination of the Plan could have the effect of creating a trading discount (if the Fund’s stock is trading at or above net asset value) or widening an existing trading discount. The Funds are subject to risks that could have an adverse impact on their ability to maintain level distributions. Examples of potential risks include, but are not limited to, economic downturns impacting the markets, changes in interest rates, decreased market volatility, companies suspending or decreasing corporate dividend distributions and changes in the Code.

2	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

The Markets in Review

Dear Shareholder,

U.S. equities and bonds finished the last year of the decade with impressive returns, putting an exclamation point on a decade of strong performance despite the fears and doubts about the economy that were ultimately laid to rest with unprecedented monetary stimulus and a sluggish yet resolute performance from the U.S. economy. In many ways, it was fitting that the themes of 2019 — geopolitical uncertainty, fears of recession, and decisive monetary stimulus — put the capstone on a decade that was defined by grappling with these competing forces.

Equity and bond markets posted solid returns, particularly in the second half of the year, as investors began to realize that the U.S. economy was maintaining the modest yet steady growth that has characterized this economic cycle. U.S. large cap equities advanced the most, while equities at the high end of the risk spectrum — emerging markets and U.S. small cap — lagged while still posting solid returns.

Fixed-income securities played an important role in diversified portfolios by delivering strong returns amid economic uncertainty, as interest rates declined (and bond prices rose). Long-term bonds, particularly long-term Treasuries, generally posted the strongest returns, as inflation remained low. Investment-grade and high-yield corporate bonds also posted solid returns, as the credit fundamentals in corporate markets remained relatively solid.

As equity performance faltered in late 2018 and global economic growth slowed, the U.S. Federal Reserve (the “Fed”) shifted away from policies designed to decrease inflation in favor of renewed efforts to stimulate economic activity. The Fed left interest rates unchanged in January 2019, then reduced interest rates three times thereafter, starting in July 2019. Similarly, the Fed took measures to support liquidity in short-term lending markets. Following in the Fed’s footsteps, the European Central Bank announced aggressive economic stimulus measures, including lower interest rates and the return of its bond purchasing program. The Bank of Japan signaled a continuation of accommodative monetary policy, while China committed to looser credit conditions and an increase in fiscal spending.

The outpouring of global economic stimulus led to a sharp rally in risk assets throughout the world despite the headwind of rising geopolitical and trade tensions. Hopes continued to remain high as the current economic expansion became the longest in U.S. history.

Looking ahead, we believe U.S. economic growth will stabilize and gradually improve in 2020. The primary drivers of recent market performance — trade and monetary policies — could take a back seat to a nascent expansion in manufacturing and a recent uptick in global growth. The headwinds of policy uncertainty in 2019 could become tailwinds in 2020 due to pro-cyclical policy shifts.

Overall, we favor increasing investment risk to benefit from the brighter outlook. In addition to having a positive view for equities overall, we favor emerging market equities over developed market equities. Increasing cyclical exposure through value-style investing and maintaining a meaningful emphasis on high-quality companies through quality factors also makes sense for diversified investors. In fixed income, government bonds continue to be important portfolio stabilizers, while emerging market bonds, particularly local currency bonds, offer relatively attractive income opportunities.

In this environment, investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of December 31, 2019
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	10.92%	31.49%
U.S. small cap equities (Russell 2000® Index)	7.30	25.52
International equities (MSCI Europe, Australasia, Far East Index)	7.01	22.01
Emerging market equities (MSCI Emerging Markets Index)	7.09	18.42
3-month Treasury bills (ICE BofAML 3-Month U.S. Treasury Bill Index)	1.03	2.28
U.S. Treasury securities (ICE BofAML 10-Year U.S. Treasury Index)	1.36	8.91
U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	2.45	8.72
Tax-exempt municipal bonds (S&P Municipal Bond Index)	2.21	7.26
U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	3.98	14.32
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE IS NOT PART OF YOUR FUND REPORT	3

4

Fund Summary as of December 31, 2019	BlackRock Debt Strategies Fund, Inc.

Fund Overview

BlackRock Debt Strategies Fund, Inc.’s (DSU) (the “Fund”) primary investment objective is to seek to provide current income by investing primarily in a diversified portfolio of U.S. companies’ debt instruments, including corporate loans, which are rated in the lower rating categories of the established rating services (BBB or lower by S&P Global Ratings or Baa or lower by Moody’s Investors Service, Inc. (“Moody’s”)) or unrated debt instruments, which are in the judgment of the investment adviser of equivalent quality. Corporate loans include senior and subordinated corporate loans, both secured and unsecured. The Fund may invest directly in debt instruments or synthetically through the use of derivatives. The Fund’s secondary investment objective is to provide capital appreciation.

No assurance can be given that the Fund’s investment objectives will be achieved.

On September 5, 2019, the Board approved a change in the fiscal year-end of the Fund, effective as of December 31, 2019, from February 28 to December 31.

Fund Information

Symbol on New York Stock Exchange (“NYSE”)	DSU
Initial Offering Date	March 27, 1998
Current Distribution Rate on Closing Market Price as of December 31, 2019 ($11.20)(a)	7.62%
Current Monthly Distribution per Common Share(b)	$0.0711
Current Annualized Distribution per Common Share(b)	$0.8532
Leverage as of December 31, 2019(c)	30%

(a)

Current distribution rate on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. The current distribution rate consists of income, net realized gains and/or a return of capital. Past performance does not guarantee future results.

(b)	The distribution rate is not constant and is subject to change.
(c)

Represents bank borrowings outstanding as a percentage of total managed assets, which is the total assets of the Fund (including any assets attributable to borrowings), minus the sum of liabilities (other than borrowings representing financial leverage). Does not reflect derivatives or other instruments that may give rise to economic leverage. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging on page 14.

Market Price and Net Asset Value Per Share Summary

	12/31/19	12/31/18	Change	High	Low
Market Price	$11.20	$9.77	14.64%	$11.20	$9.74
Net Asset Value	12.25	11.40	7.46	12.32	11.40

Market Price and Net Asset Value History For the Past Five Years

FUND SUMMARY	5

Fund Summary as of December 31, 2019 (continued)	BlackRock Debt Strategies Fund, Inc.

Performance and Portfolio Management Commentary

Returns for the period ended December 31, 2019 were as follows:

	Average Annual Total Returns
	1 Year	3 Years	5 Years
Fund at NAV(a)(b)	15.97%	7.08%	7.02%
Fund at Market Price(a)(b)	23.72	7.18	7.65
Reference Benchmark(c)	11.46	5.36	5.30
Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index(d)	14.32	6.36	6.14
S&P/LSTA Leveraged Loan Index(e)	8.64	4.35	4.45

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices. Performance results reflect the Fund’s use of leverage.
(b)	The Fund’s discount to NAV narrowed during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)

The Reference Benchmark is comprised of the Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index (50%) and the S&P/LSTA Leveraged Loan Index (50%). The Reference Benchmark’s index content and weightings may have varied over past periods.

(d)

An unmanaged index comprised of issuers that meet the following criteria: at least $150 million par value outstanding; maximum credit rating of Ba1; at least one year to maturity; and no issuer represents more than 2% of the index.

(e)	An unmanaged market value-weighted index designed to measure the performance of the U.S. leveraged loan market based upon market weightings, spreads and interest payments.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Past performance is not indicative of future results.

DSU is presenting the Reference Benchmark to accompany fund performance. The Reference Benchmark is presented for informational purposes only, as the Fund is actively managed and does not seek to track or replicate the performance of the Reference Benchmark or any other index. The portfolio investments of the Fund may differ substantially from the securities that comprise the indices within the Reference Benchmark, which may cause the Fund’s performance to differ materially from that of the Reference Benchmark. The Fund employs leverage as part of its investment strategy, which may change over time at the discretion of BlackRock Advisors, LLC (the “Manager”) as market and other conditions warrant. In contrast, the Reference Benchmark is not adjusted for leverage. Therefore, leverage generally may result in the Fund outperforming the Reference Benchmark in rising markets and underperforming in declining markets. The Board considers additional factors to evaluate the Fund’s performance, such as the performance of the Fund relative to a peer group of funds, a leverage-adjusted benchmark and/or other information provided by the Manager.

More information about the historical performance can be found in the “Closed End Funds” section of http://www.blackrock.com.

The following discussion relates to the Fund’s absolute performance based on NAV:

What factors influenced performance?

The Fund’s positioning within floating rate loan interests (“bank loans”) made the largest contribution to portfolio returns, followed by holdings in high yield bonds. From a sector perspective, positioning within technology, health care and cable & satellite represented the three largest contributors, though holdings in most sectors were additive given strong overall market performance. In terms of credit ratings, B-rated credits were the largest contributors to Fund performance, followed by BB-rated and CCC-rated issues.

There were no meaningful detractors from an asset allocation perspective during the period. From a sector perspective, the Fund’s exposure to oil field services represented the lone detractor as energy-related sectors came under pressure.

Describe recent portfolio activity.

From an asset allocation perspective, the Fund added to its bank loan positioning relative to both high yield bonds and collateralized loan obligations (“CLOs”) over the period. This brought total loan exposure to approximately 85% of the portfolio, with high yield at approximately 15% and no exposure to CLOs at period end. Sector expressions remained broadly consistent over the past several quarters, though single name positioning is arguably more important to portfolio performance. The Fund’s top five issuer positions comprised approximately 9% of portfolio assets at the close of the period.

Describe portfolio positioning at period end.

At period end, bank loans remained the largest allocation in the portfolio, while high yield bonds also represented a meaningful position. The Fund’s largest positions were within the technology, consumer cyclical services and health care sectors. By contrast, the Fund had less exposure to communications names — specifically within wirelines and cable — as well as less exposure to retailers and home construction. Within energy, the Fund emphasized higher quality issuers within the midstream, independent energy and oil field services sectors. From a credit rating perspective, the Fund’s core positioning remained between BB-rated and B-rated issues, with a higher allocation to B-rated names at period end. The Fund also held a small CCC-rated allocation.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

6	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of December 31, 2019 (continued)	BlackRock Debt Strategies Fund, Inc.

Overview of the Fund’s Total Investments

PORTFOLIO COMPOSITION

	12/31/19		02/28/19
Floating Rate Loan Interests	81%		70%
Corporate Bonds	15		26
Investment Companies	3		2
Preferred Securities	1		1
Asset-Backed Securities	—		1
Other	—	(a)	—	(a)

(a)	Includes a less than 1% holding in each of the following investment types: Common Stocks, Options Purchased, Other Interests and Warrants.

CREDIT QUALITY ALLOCATION (b)(c)

	12/31/19	02/28/19
BBB/Baa	7%	9%
BB/Ba	27	33
B	59	50
CCC/Caa	3	5
N/R	4	3

(b)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s Investors Service (“Moody’s”) if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(c)	Excludes Options Purchased.

FUND SUMMARY	7

Fund Summary as of December 31, 2019	BlackRock Floating Rate Income Strategies Fund, Inc.

Fund Overview

BlackRock Floating Rate Income Strategies Fund, Inc.’s (FRA) (the “Fund”) investment objective is to provide shareholders with high current income and such preservation of capital as is consistent with investment in a diversified, leveraged portfolio consisting primarily of floating rate debt securities and instruments. The Fund seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its managed assets in floating rate debt securities, including floating or variable rate debt securities that pay interest at rates that adjust whenever a specified interest rate changes and/or which reset on predetermined dates (such as the last day of a month or calendar quarter). The Fund invests a substantial portion of its investments in floating rate debt securities consisting of secured or unsecured senior floating rate loans that are rated below investment grade at the time of investment or, if unrated, are considered by the investment adviser to be of comparable quality. The Fund may invest directly in floating rate debt securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objective will be achieved.

On September 5, 2019, the Board approved a change in the fiscal year-end of the Fund, effective as of December 31, 2019, from August 31 to December 31.

Fund Information

Symbol on NYSE	FRA
Initial Offering Date	October 31, 2003
Current Distribution Rate on Closing Market Price as of December 31, 2019 ($13.44)(a)	7.04%
Current Monthly Distribution per Common Share(b)	$0.0788
Current Annualized Distribution per Common Share(b)	$0.9456
Leverage as of December 31, 2019(c)	29%

(a)

Current Distribution Rate on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. The current distribution rate may consist of income, net realized gains and/or a return of capital. Past performance does not guarantee future results.

(b)	The distribution rate is not constant and is subject to change.
(c)

Represents bank borrowings outstanding as a percentage of total managed assets, which is the total assets of the Fund (including any assets attributable to borrowings), minus the sum of liabilities (other than borrowings representing financial leverage). Does not reflect derivatives or other instruments that may give rise to economic leverage. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging on page 14.

Market Price and Net Asset Value Per Share Summary

	12/31/19	12/31/18	Change	High	Low
Market Price	$13.44	$11.90	12.94%	$13.52	$11.82
Net Asset Value	14.55	13.77	5.66	14.68	13.76

Market Price and Net Asset Value History For the Past Five Years

8	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of December 31, 2019 (continued)	BlackRock Floating Rate Income Strategies Fund, Inc.

Performance and Portfolio Management Commentary

Returns for the period ended December 31, 2019 were as follows:

	Average Annual Total Returns
	1 Year	3 Years	5 Years
Fund at NAV(a)(b)	12.98%	5.17%	5.71%
Fund at Market Price(a)(b)	20.76	3.71	6.22
S&P/LSTA Leveraged Loan Index(c)	8.64	4.35	4.45

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices. Performance results reflect the Fund’s use of leverage.
(b)	The Fund’s discount to NAV narrowed during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)	An unmanaged market value-weighted index (the “Reference Benchmark”) designed to measure the performance of the U.S. leveraged loan market based upon market weightings, spreads and interest payments.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Past performance is not indicative of future results.

The following discussion relates to the Fund’s absolute performance based on NAV:

What factors influenced performance?

Credit markets performed well over the period and the Fund’s core allocation to floating rate loan interests (“bank loans”) performed in sympathy with the broader credit market. By sector, exposure to names within technology, health care and consumer cyclical services added the most to absolute performance. From a credit rating perspective, B-rated positions were the largest absolute contributors to return, followed by holdings rated BB and BBB. Importantly, returns for all ratings categories CCC and above were positive over the period. From an asset allocation perspective, core bank loan positions drove most of the Fund’s performance, while liquid loan index positions were additive as well.

By sector, metals & mining was the sole, modest detractor over the period as the bank loan market saw strong total returns across the board. The Fund’s very small position in loans in the CC ratings category detracted modestly. From an asset allocation perspective, the strategy’s small equity allocation was just slightly detractive over the period.

Describe recent portfolio activity.

Positioning within respect to credit ratings remained relatively consistent over the period, with a focus on loans in the B range while underweighting CCCs. The investment adviser has tactically managed sector-level exposures, although the Fund’s single-name positioning is arguably more important to portfolio composition. In that light, the Fund’s top five issuer-level positions comprise approximately 6% of the portfolio. The investment adviser is an active user of liquid products within the loan market and tactically shifted these exposures throughout the period.

Describe portfolio positioning at period end

By credit rating, B-rated loans were the Fund’s largest position at period end. The Fund had very little exposure to the CCC-rated component of the loan market. Within single B area, the Fund was focused on the higher quality B1/B2 portion, with less exposure to B3s. Also reflecting a focus on relative quality, the Fund had a clear preference for loans with spreads in the 200-300 basis point (2%-3%) range over the London Inter-Bank Offered Rate reference rate as opposed to positions offering spreads in the 400 basis point or higher range. The largest sector positions included consumer cyclical services, pharmaceuticals and aerospace & defense, while retailers, other financials and leisure names were most notably underweight. Additionally, the Fund had a bias toward larger loan tranches and loan/bond capital structures relative to the loan-only segment. From a vintage year perspective, the investment adviser was more cautious on transactions initiated since 2017, given the arguably more aggressive lending standards and weaker protections for loan holders seen in recent years.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

FUND SUMMARY	9

Fund Summary as of December 31, 2019 (continued)	BlackRock Floating Rate Income Strategies Fund, Inc.

Overview of the Fund’s Total Investments

PORTFOLIO COMPOSITION

	12/31/19		08/31/19
Floating Rate Loan Interests	94%		95%
Investment Companies	5		4
Corporate Bonds	1		1
Other	—	(a)	—	(a)

(a)	Includes a less than 1% holding in each of the following investment types: Common Stocks, Options Purchased, Other Interests and Warrants.

CREDIT QUALITY ALLOCATION (c)(d)

	12/31/19	08/31/19
A	—%	—	%(b)
BBB/Baa	8	8
BB/Ba	27	34
B	58	52
CCC/Caa	2	2
N/R	5	4

(b)	Representing less than 1% of the Fund’s total investments.
(c)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(d)	Excludes Short-Term Securities and Options Purchased.

10	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of December 31, 2019	BlackRock Limited Duration Income Trust

Fund Overview

BlackRock Limited Duration Income Trust’s (BLW) (the “Fund”) investment objective is to provide current income and capital appreciation. The Fund seeks to achieve its investment objective by investing primarily in three distinct asset classes:

•	intermediate duration, investment grade corporate bonds, mortgage-related securities, asset-backed securities and U.S. Government and agency securities;

•	senior, secured floating rate loans made to corporate and other business entities; and

•

U.S. dollar-denominated securities of U.S. and non-U.S. issuers rated below investment grade at the time of investment or unrated and deemed by the investment adviser to be of comparable quality and, to a limited extent, non-U.S. dollar denominated securities of non-U.S. issuers rated below investment grade or unrated and deemed by the investment adviser to be of comparable quality.

The Fund’s portfolio normally has an average portfolio duration of less than five years (including the effect of anticipated leverage), although it may be longer from time to time depending on market conditions. The Fund may invest directly in securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objective will be achieved.

On September 5, 2019, the Board approved a change in the fiscal year-end of the Fund, effective as of December 31, 2019, from August 31 to December 31.

Fund Information

Symbol on NYSE	BLW
Initial Offering Date	July 30, 2003
Current Distribution Rate on Closing Market Price as of December 31, 2019 ($16.39)(a)	7.18%
Current Monthly Distribution per Common Share(b)	$0.0981
Current Annualized Distribution per Common Share(b)	$1.1772
Leverage as of December 31, 2019(c)	26%

(a)

Current Distribution Rate on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. The current distribution rate may consist of income, net realized gains and/or a return of capital. Past performance does not guarantee future results.

(b)	The distribution rate is not constant and is subject to change.
(c)

Represents reverse repurchase agreements as a percentage of total managed assets, which is the total assets of the Fund (including any assets attributable to borrowing) minus the sum of liabilities (other than borrowings representing financial leverage). Does not reflect derivatives or other instruments that may give rise to economic leverage. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging and Derivative Financial Instruments on page 14.

Market Price and Net Asset Value Per Share Summary

	12/31/19	12/31/18	Change	High	Low
Market Price	$16.39	$13.37	22.59%	$16.55	$13.34
Net Asset Value	17.05	15.60	9.29	17.15	15.60

Market Price and Net Asset Value History For the Past Five Years

FUND SUMMARY	11

Fund Summary as of December 31, 2019 (continued)	BlackRock Limited Duration Income Trust

Performance and Portfolio Management Commentary

Returns for the period ended December 31, 2019 were as follows:

	Average Annual Total Returns
	1 Year	3 Years	5 Years
Fund at NAV(a)(b)	16.80%	7.62%	7.44%
Fund at Market Price(a)(b)	31.00	9.45	8.56
Reference Benchmark(c)	9.39	4.52	4.31
Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index(d)	14.32	6.36	6.14
S&P/LSTA Leveraged Loan Index(e)	8.64	4.35	4.45
BATS S Benchmark(f)	5.31	2.82	2.28

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices. Performance results reflect the Fund’s use of leverage.
(b)	The Fund’s discount to NAV narrowed during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)

The Reference Benchmark is comprised of the Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index (33.33%), the S&P/LSTA Leveraged Loan Index (33.33%), and the BATS S Benchmark (33.34%). The Reference Benchmark’s index content and weightings may have varied over past periods.

(d)

An unmanaged index comprised of issuers that meet the following criteria: at least $150 million par value outstanding; maximum credit rating of Ba1; at least one year to maturity; and no issuer represents more than 2% of the index.

(e)	An unmanaged market value-weighted index designed to measure the performance of the U.S. leveraged loan market based upon market weightings, spreads and interest payments.
(f)

A composite index comprised of Bloomberg Barclays ABS 1-3 Year AAA Rated ex Home Equity Index, Bloomberg Barclays Corporate 1-5 year Index, Bloomberg Barclays CMBS Investment Grade 1-3.5 Yr. Index, Bloomberg Barclays MBS 15 Yr Index and Bloomberg Barclays Credit Ex-Corporate 1-5 Yr Index.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Past performance is not indicative of future results.

The following discussion relates to the Fund’s absolute performance based on NAV:

What factors influenced performance?

Positive contributions to the Fund’s absolute performance over the period came from allocations to credit sectors including high yield corporate bonds, senior floating rate loan interests (“bank loans”) and capital securities. Exposure to commercial mortgage-backed securities (“CMBS”) also added to performance. Lastly, non-U.S. dollar exposure contributed positively.

The largest detractors from the Fund’s performance came from its exposures to municipal bonds, U.S. Treasuries and agency collateralized mortgage obligations.

Describe recent portfolio activity.

Over the period, the Fund significantly increased its allocation to U.S. Treasuries. In addition, the Fund modestly increased its allocation in high yield bonds. Allocations to most of the Fund’s other relevant sectors remained relatively constant.

Describe portfolio positioning at period end.

At period end, the Fund maintained a diversified exposure to non-government spread sectors including high yield corporate bonds, senior bank loans, CMBS, asset-backed securities and emerging market debt. The Fund also had exposure to government sectors, including U.S. Treasuries.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

12	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of December 31, 2019 (continued)	BlackRock Limited Duration Income Trust

Overview of the Fund’s Total Investments

PORTFOLIO COMPOSITION

	12/31/19		08/31/19
Corporate Bonds	48%		47%
Floating Rate Loan Interests	31		31
Capital Trusts	6		5
U.S. Government Sponsored Agency Securities	4		4
Asset-Backed Securities	3		4
U.S. Treasury Obligations	2		2
Foreign Agency Obligations	2		2
Investment Companies	2		2
Preferred Stocks	1		1
Non-Agency Mortgage-Backed Securities	1		1
Short-Term Securities	—	(a)	1
Others	—	(b)	—	(c)

(a)	Representing less than 1% of the Fund’s total investments.
(b)	Includes a less than 1% holding in each of the following investment types: Common Stocks, Other Interests, Options Purchased, Trust Preferred and Warrants.
(c)	Includes a less than 1% holding in each of the following investment types: Common Stocks, Other Interests, Trust Preferred and Warrants.

CREDIT QUALITY ALLOCATION (d)(e)

	12/31/19	08/31/19
AAA/Aaa	1%	6%
AA/Aa	3	—
A	7	5
BBB/Baa	15	17
BB/Ba	35	35
B	34	31
CCC/Caa	4	5
N/R	1	1

(d)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(e)	Excludes Short-Term Securities, Options Purchased and Options Written.

FUND SUMMARY	13

The Benefits and Risks of Leveraging

The Funds may utilize leverage to seek to enhance the distribution rate on, and net asset value (“NAV”) of, their common shares (“Common Shares”). However, there is no guarantee that these objectives can be achieved in all interest rate environments.

In general, the concept of leveraging is based on the premise that the financing cost of leverage, which is based on short-term interest rates, is normally lower than the income earned by a Fund on its longer-term portfolio investments purchased with the proceeds from leverage. To the extent that the total assets of the Funds (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Funds’ shareholders benefit from the incremental net income. The interest earned on securities purchased with the proceeds from leverage (after paying the leverage costs) is paid to shareholders in the form of dividends, and the value of these portfolio holdings (less the leverage liability) is reflected in the per share NAV.

To illustrate these concepts, assume a Fund’s capitalization is $100 million and it utilizes leverage for an additional $30 million, creating a total value of $130 million available for investment in longer-term income securities. If prevailing short-term interest rates are 3% and longer-term interest rates are 6%, the yield curve has a strongly positive slope. In this case, a Fund’s financing costs on the $30 million of proceeds obtained from leverage are based on the lower short-term interest rates. At the same time, the securities purchased by a Fund with the proceeds from leverage earn income based on longer-term interest rates. In this case, a Fund’s financing cost of leverage is significantly lower than the income earned on a Fund’s longer-term investments acquired from such leverage proceeds, and therefore the holders of Common Shares (“Common Shareholders”) are the beneficiaries of the incremental net income.

However, in order to benefit shareholders, the return on assets purchased with leverage proceeds must exceed the ongoing costs associated with the leverage. If interest and other costs of leverage exceed the Funds’ return on assets purchased with leverage proceeds, income to shareholders is lower than if the Funds had not used leverage. Furthermore, the value of the Funds’ portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. In contrast, the value of the Funds’ obligations under their respective leverage arrangements generally does not fluctuate in relation to interest rates. As a result, changes in interest rates can influence the Funds’ NAVs positively or negatively. Changes in the future direction of interest rates are very difficult to predict accurately, and there is no assurance that the Funds’ intended leveraging strategy will be successful.

The use of leverage also generally causes greater changes in each Fund’s NAV, market price and dividend rates than comparable portfolios without leverage. In a declining market, leverage is likely to cause a greater decline in the NAV and market price of a Fund’s shares than if the Fund were not leveraged. In addition, each Fund may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause the Fund to incur losses. The use of leverage may limit a Fund’s ability to invest in certain types of securities or use certain types of hedging strategies. Each Fund incurs expenses in connection with the use of leverage, all of which are borne by shareholders and may reduce income to the shareholders. Moreover, to the extent the calculation of the Funds’ investment advisory fees includes assets purchased with the proceeds of leverage, the investment advisory fees payable to the Funds’ investment adviser will be higher than if the Funds did not use leverage.

Each Fund may utilize leverage through a credit facility or reverse repurchase agreements as described in the Notes to Financial Statements.

Under the Investment Company Act of 1940, as amended (the “1940 Act”), each Fund is permitted to issue debt up to 33 1⁄3% of its total managed assets. A Fund may voluntarily elect to limit its leverage to less than the maximum amount permitted under the 1940 Act. In addition, a Fund may also be subject to certain asset coverage, leverage or portfolio composition requirements imposed by its credit facility, which may be more stringent than those imposed by the 1940 Act.

If a Fund segregates or designates on its books and records cash or liquid assets having a value not less than the value of a Fund’s obligations under a reverse repurchase agreement (including accrued interest) then such transaction is not considered a senior security and is not subject to the foregoing limitations and requirements imposed by the 1940 Act.

Derivative Financial Instruments

The Funds may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Funds’ successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation a Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Funds’ investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

14	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments December 31, 2019	BlackRock Debt Strategies Fund, Inc. (DSU) (Percentages shown are based on Net Assets)

Security		Shares	Value

Common Stocks — 0.1%

Diversified Financial Services — 0.1%
Kcad Holdings I Ltd.(a)(b)		1,075,282,733	$731,192

Health Care Management Services — 0.0%
New Millennium HoldCo, Inc.(b)(c)		10,718	64

Media — 0.0%
Adelphia Communications Corp., Class A(a)(b)(c)(d)		400,000	4
Adelphia Recovery Trust(b)		396,568	4

			8

Metals & Mining — 0.0%
Ameriforge Group, Inc.		1,664	85,696
Preferred Proppants LLC(a)		14,576	32,796

			118,492

Semiconductors & Semiconductor Equipment — 0.0%
SunPower Corp.(b)		1,707	13,315

Software — 0.0%
Avaya Holdings Corp.(b)		40	540

Total Common Stocks — 0.1% (Cost — $12,497,579)			863,611

		Par (000)

Corporate Bonds — 21.4%

Aerospace & Defense — 1.6%
Arconic, Inc., 5.13%, 10/01/24	USD	441	480,690
Bombardier, Inc.(d):
6.13%, 01/15/23		664	680,932
7.50%, 12/01/24		58	60,937
7.50%, 03/15/25		31	31,968
Global Aircraft Leasing Co. Ltd., (6.5% Cash or 7.25% PIK), 6.50%, 09/15/24(d)(e)		515	539,220
Moog, Inc., 4.25%, 12/15/27(d)		106	107,866
Signature Aviation US Holdings, Inc.(d):
5.38%, 05/01/26		42	44,210
4.00%, 03/01/28		292	288,000
TransDigm UK Holdings PLC, 6.88%, 05/15/26		493	525,045
TransDigm, Inc.(d):
6.25%, 03/15/26		4,263	4,615,166
5.50%, 11/15/27		245	247,751
Triumph Group, Inc., 6.25%, 09/15/24(d)		260	273,325
Wolverine Escrow LLC, 9.00%, 11/15/26(d)		1,790	1,875,025

			9,770,135

Auto Components — 0.3%
Allison Transmission, Inc., 5.88%, 06/01/29(d)		315	344,925
GKN Holdings Ltd., 4.63%, 05/12/32	GBP	100	136,394
Icahn Enterprises LP/Icahn Enterprises Finance Corp.:
6.38%, 12/15/25	USD	308	323,015
6.25%, 05/15/26		306	325,890
5.25%, 05/15/27(d)		253	258,725
IHO Verwaltungs GmbH, (3.63% Cash or 4.38% PIK), 3.63%, 05/15/25(e)	EUR	100	117,357
NM Holdings Co. LLC, Series B, 9.50%, 07/01/05(a)(b)(c)	USD	5,125	1
Panther BF Aggregator 2 LP/Panther Finance Co., Inc.:
4.38%, 05/15/26	EUR	134	157,552
6.25%, 05/15/26(d)	USD	122	131,455

Security		Par (000)	Value

Auto Components (continued)
Tesla, Inc., 5.30%, 08/15/25(d)	USD	168	$162,960
Venture Holdings Co. LLC, 12.00%, 06/01/09(a)(b)(c)		5,150	1

			1,958,275

Banks — 0.0%
Allied Irish Banks PLC (5 year EUR Swap + 3.95%), 4.13%, 11/26/25(f)	EUR	100	115,899
Banco Espirito Santo SA(b)(c):
2.63%, 05/08/17		100	19,069
4.75%, 01/15/18		200	38,138
4.00%, 01/21/19		100	19,069

			192,175

Building Products — 0.2%
Beacon Roofing Supply, Inc., 4.88%, 11/01/25(d)	USD	35	35,175
CPG Merger Sub LLC, 8.00%, 10/01/21(d)		446	447,115
Masonite International Corp., 5.38%, 02/01/28(d)		198	209,138
Standard Industries, Inc.(d):
5.50%, 02/15/23		4	4,065
6.00%, 10/15/25		238	250,197

			945,690

Capital Markets — 0.0%
LABL Escrow Issuer LLC, 6.75%, 07/15/26(d)		243	258,188

Chemicals — 0.4%
Atotech Alpha 3 BV/Alpha US Bidco, Inc., 6.25%, 02/01/25(d)		1,030	1,055,750
Blue Cube Spinco LLC:
9.75%, 10/15/23		313	336,575
10.00%, 10/15/25		355	392,548
GCP Applied Technologies, Inc., 5.50%, 04/15/26(d)		134	140,700
Monitchem HoldCo 3 SA, 5.25%, 03/15/25	EUR	100	117,442
PQ Corp., 5.75%, 12/15/25(d)	USD	507	529,815

			2,572,830

Commercial Services & Supplies — 0.5%
ADT Security Corp., 4.88%, 07/15/32(d)		583	534,902
Core & Main LP, 6.13%, 08/15/25(d)		473	493,103
GFL Environmental, Inc.(d):
5.38%, 03/01/23		21	21,630
7.00%, 06/01/26		400	422,560
5.13%, 12/15/26		657	690,757
8.50%, 05/01/27		344	378,400
Summer BC Holdco B Sarl, 5.75%, 10/31/26	EUR	100	116,769
United Rentals North America, Inc.:
5.50%, 07/15/25	USD	2	2,078
5.88%, 09/15/26		46	49,347
5.50%, 05/15/27		324	347,091
5.25%, 01/15/30		2	2,153

			3,058,790

Communications Equipment — 0.3%
ViaSat, Inc., 5.63%, 04/15/27(d)		558	597,060
Zayo Group LLC/Zayo Capital, Inc.:
6.38%, 05/15/25		92	94,836
5.75%, 01/15/27(d)		1,287	1,307,914

			1,999,810

Construction & Engineering — 0.1%
Brand Industrial Services, Inc., 8.50%, 07/15/25(d)		248	254,200
SPIE SA, 2.63%, 06/18/26	EUR	100	117,218

SCHEDULES OF INVESTMENTS	15

Schedule of Investments (continued) December 31, 2019	BlackRock Debt Strategies Fund, Inc. (DSU) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Construction & Engineering (continued)
SRS Distribution, Inc., 8.25%, 07/01/26(d)	USD	258	$266,385

			637,803

Construction Materials — 0.3%
American Builders & Contractors Supply Co., Inc., 4.00%, 01/15/28(d)		266	269,990
Core & Main Holdings LP, (8.625% Cash or 9.38% PIK), 8.63%, 09/15/24(d)(e)		336	349,440
HD Supply, Inc., 5.38%, 10/15/26(d)		449	475,940
Williams Scotsman International, Inc., 6.88%, 08/15/23(d)		531	558,877

			1,654,247

Consumer Finance — 0.5%
Mulhacen Pte Ltd., (6.5% Cash or 7.25% PIK), 6.50%, 08/01/23(e)	EUR	100	92,127
Navient Corp.:
7.25%, 09/25/23	USD	5	5,650
6.13%, 03/25/24		96	104,160
5.88%, 10/25/24		180	192,600
Refinitiv US Holdings, Inc.:
4.50%, 05/15/26(d)	EUR	855	1,043,690
4.50%, 05/15/26		100	122,069
Springleaf Finance Corp., 5.38%, 11/15/29	USD	114	118,993
Verscend Escrow Corp., 9.75%, 08/15/26(d)		977	1,068,594

			2,747,883

Containers & Packaging — 0.6%
ARD Finance SA, (6.50% Cash or 7.25% PIK), 6.50%, 06/30/27(d)(e)		541	559,367
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc.:
4.13%, 08/15/26(d)		200	205,000
4.75%, 07/15/27	GBP	100	138,951
OI European Group BV, 2.88%, 02/15/25	EUR	100	116,225
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Lu, 7.00%, 07/15/24(d)	USD	223	230,526
Trivium Packaging Finance BV(d):
5.50%, 08/15/26		748	788,205
8.50%, 08/15/27		1,154	1,283,825

			3,322,099

Diversified Consumer Services — 0.2%
APX Group, Inc.:
8.75%, 12/01/20		215	215,000
7.88%, 12/01/22		216	217,890
Ascend Learning LLC, 6.88%, 08/01/25(d)		558	585,900
Prime Security Services Borrower LLC/Prime Finance, Inc., 5.75%, 04/15/26(d)		12	13,043

			1,031,833

Diversified Financial Services — 0.4%
Allied Universal Holdco LLC/Allied Universal Finance Corp., 6.63%, 07/15/26(d)		800	859,760
Arrow Global Finance PLC, 5.13%, 09/15/24	GBP	100	134,712
F-Brasile SpA/F-Brasile US LLC, Series XR, 7.38%, 08/15/26(d)	USD	200	211,000
Intrum AB, 2.75%, 07/15/22	EUR	50	56,843
LHC3 PLC, (4.13% Cash or 4.88% PIK), 4.13%, 08/15/24(e)		100	115,928
Murphy Oil USA, Inc., 4.75%, 09/15/29	USD	119	125,672
Tempo Acquisition LLC/Tempo Acquisition Finance Corp., 6.75%, 06/01/25(d)		587	606,078
VZ Vendor Financing BV, 2.50%, 01/31/24	EUR	100	114,413

			2,224,406

Security		Par (000)	Value

Diversified Telecommunication Services — 0.5%
CenturyLink, Inc.:
5.63%, 04/01/25	USD	170	$180,634
5.13%, 12/15/26(d)		559	568,855
Series P, 7.60%, 09/15/39		181	189,145
Series U, 7.65%, 03/15/42		443	464,042
SoftBank Group Corp.:
4.00%, 04/20/23	EUR	100	119,655
4.00%, 09/19/29		100	116,354
Telecom Italia Capital SA:
6.38%, 11/15/33	USD	58	64,380
6.00%, 09/30/34		479	513,727
7.20%, 07/18/36		14	16,587
7.72%, 06/04/38		51	62,730
Telecom Italia SpA:
5.30%, 05/30/24(d)		514	552,550
2.75%, 04/15/25	EUR	100	118,415
Telesat Canada/Telesat LLC, 4.88%, 06/01/27(d)(g)	USD	235	239,113

			3,206,187

Electric Utilities — 0.1%
NextEra Energy Operating Partners LP(d):
4.25%, 07/15/24		393	409,211
4.50%, 09/15/27		84	87,570

			496,781

Electronic Equipment, Instruments & Components — 0.1%
Vertiv Group Corp., 9.25%, 10/15/24(d)		630	677,250

Energy Equipment & Services — 0.2%
Archrock Partners LP/Archrock Partners Finance Corp., 6.88%, 04/01/27(d)		107	113,153
Gates Global LLC/Gates Global Co., 6.25%, 01/15/26(d)		167	169,874
USA Compression Partners LP/USA Compression Finance Corp.:
6.88%, 04/01/26		344	361,200
6.88%, 09/01/27		362	377,059

			1,021,286

Environmental, Maintenance, & Security Service — 0.1%
Tervita Corp., 7.63%, 12/01/21(d)		380	382,375

Equity Real Estate Investment Trusts (REITs) — 0.5%
Brookfield Property REIT, Inc./BPR Cumulus LLC/BPR Nimbus LLC/GGSI Sellco LL, 5.75%, 05/15/26(d)		128	135,040
GLP Capital LP/GLP Financing II, Inc., 5.38%, 04/15/26		80	88,432
Iron Mountain, Inc., 4.88%, 09/15/27(d)		302	311,815
MGM Growth Properties Operating Partnership LP/MGP Finance Co-Issuer, Inc.:
4.50%, 09/01/26		139	146,298
4.50%, 01/15/28		520	542,100
MPT Operating Partnership LP/MPT Finance Corp., 4.63%, 08/01/29		329	338,870
Ryman Hospitality Properties, Inc., 4.75%, 10/15/27(d)		742	766,115
VICI Properties LP/VICI Note Co., Inc., 4.63%, 12/01/29(d)		683	712,027

			3,040,697

Equity Real Estate Investment Trusts (REITs) — 0.0%
GLP Capital LP/GLP Financing II, Inc., 5.25%, 06/01/25		90	98,784

16	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2019	BlackRock Debt Strategies Fund, Inc. (DSU) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Food & Staples Retailing — 0.1%
Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertson’s LLC(d):
4.63%, 01/15/27	USD	284	$283,659
5.88%, 02/15/28		389	413,312
Post Holdings, Inc., 5.50%, 12/15/29(d)		2	2,133

			699,104

Food Products — 0.4%
Chobani LLC/Chobani Finance Corp., Inc., 7.50%, 04/15/25(d)		479	481,395
JBS USA LUX SA/JBS USA Finance, Inc., 6.75%, 02/15/28(d)		118	130,501
JBS USA LUX SA/JBS USA Food Co./JBS USA Finance, Inc.(d):
6.50%, 04/15/29		755	839,016
5.50%, 01/15/30		294	315,785
Performance Food Group, Inc., 5.50%, 10/15/27(d)		201	214,819
Simmons Foods, Inc., 7.75%, 01/15/24(d)		174	187,485

			2,169,001

Health Care Equipment & Supplies — 0.5%
Avantor, Inc.(d):
6.00%, 10/01/24		1,111	1,184,582
9.00%, 10/01/25		266	297,263
Ortho-Clinical Diagnostics, Inc./Ortho-Clinical Diagnostics SA, 6.63%, 05/15/22(d)		1,676	1,665,525

			3,147,370

Health Care Providers & Services — 1.4%
AHP Health Partners, Inc., 9.75%, 07/15/26(d)		200	219,750
Centene Corp.(d)(g):
4.25%, 12/15/27		533	548,324
4.63%, 12/15/29		1,287	1,353,087
CHS/Community Health Systems, Inc.(d):
8.63%, 01/15/24		628	665,680
8.00%, 03/15/26		288	296,640
Encompass Health Corp., 5.75%, 11/01/24		69	69,776
Envision Healthcare Crop., 8.75%, 10/15/26(d)		262	162,440
HCA, Inc.:
5.38%, 09/01/26		80	89,100
5.63%, 09/01/28		616	701,994
MPH Acquisition Holdings LLC, 7.13%, 06/01/24(d)		588	568,890
NVA Holdings, Inc., 6.88%, 04/01/26(d)		65	70,281
Polaris Intermediate Corp., (8.50% Cash), 8.50%, 12/01/22(d)(e)		302	280,779
Surgery Center Holdings, Inc., 10.00%, 04/15/27(d)		193	211,818
Team Health Holdings, Inc., 6.38%, 02/01/25(d)		118	78,765
Tenet Healthcare Corp.:
8.13%, 04/01/22		1,183	1,308,694
4.88%, 01/01/26(d)		1,052	1,101,865
5.13%, 11/01/27(d)		642	678,112
WellCare Health Plans, Inc., 5.38%, 08/15/26(d)		117	124,605

			8,530,600

Health Care Technology — 0.1%
Change Healthcare Holdings LLC/Change Healthcare Finance, Inc., 5.75%, 03/01/25(d)		229	235,298
IQVIA, Inc., 5.00%, 05/15/27(d)		535	565,952

			801,250

Hotels, Restaurants & Leisure — 0.9%
1011778 BC ULC/New Red Finance, Inc., 4.38%, 01/15/28(d)		218	218,545

Security		Par (000)	Value

Hotels, Restaurants & Leisure (continued)
Cedar Fair LP, 5.25%, 07/15/29(d)	USD	176	$189,640
Golden Nugget, Inc., 6.75%, 10/15/24(d)		991	1,025,685
Hilton Domestic Operating Co., Inc., 4.88%, 01/15/30		684	724,633
Lions Gate Capital Holdings LLC(d):
6.38%, 02/01/24		26	27,171
5.88%, 11/01/24		21	21,105
MGM Resorts International, 5.75%, 06/15/25		110	123,200
Sabre GLBL, Inc., 5.25%, 11/15/23(d)		221	226,801
Scientific Games International, Inc.(d):
5.00%, 10/15/25		211	220,759
8.25%, 03/15/26		897	988,942
7.00%, 05/15/28		196	210,210
7.25%, 11/15/29		193	209,405
Station Casinos LLC, 5.00%, 10/01/25(d)		99	100,733
Stonegate Pub Co. Financing PLC(3 mo. LIBOR GBP + 4.38%), 5.17%, 03/15/22(h)	GBP	100	132,797
Unique Pub Finance Co. PLC, Series N, 6.46%, 03/30/32		100	168,231
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., 5.25%, 05/15/27(d)	USD	165	175,313
Wynn Resorts Finance LLC/Wynn Resorts Capital Corp., 5.13%, 10/01/29(d)		262	280,995
Yum! Brands, Inc.:
4.75%, 01/15/30(d)		285	298,537
5.35%, 11/01/43		14	13,860

			5,356,562

Household Durables — 0.0%
Brookfield Residential Properties, Inc./Brookfield Residential US Corp., 6.13%, 07/01/22(d)		7	7,105
Lennar Corp., 5.25%, 06/01/26		143	156,585
Tempur Sealy International, Inc., 5.50%, 06/15/26		2	2,108

			165,798

Independent Power and Renewable Electricity Producers — 0.5%
Calpine Corp.:
5.75%, 01/15/25		31	31,814
5.25%, 06/01/26(d)		226	235,322
4.50%, 02/15/28(d)		391	394,468
5.13%, 03/15/28(d)		961	980,893
Clearway Energy Operating LLC:
5.75%, 10/15/25		149	156,822
4.75%, 03/15/28(d)		256	259,520
NRG Energy, Inc.:
6.63%, 01/15/27		326	353,710
5.75%, 01/15/28		2	2,170
5.25%, 06/15/29(d)		420	454,125
TerraForm Power Operating LLC(d):
5.00%, 01/31/28		89	94,101
4.75%, 01/15/30		236	240,130

			3,203,075

Industrial Conglomerates — 0.4%
Icahn Enterprises LP/Icahn Enterprises Finance Corp., 4.75%, 09/15/24(d)		60	61,650
Vertiv Group Corp., 10.00%, 05/15/24(d)		2,314	2,475,980

			2,537,630

Insurance — 0.3%
Alliant Holdings Intermediate LLC/Alliant Holdings Co-Issuer, 6.75%, 10/15/27(d)		705	755,020
Assicurazioni Generali SpA(3 mo. Euribor + 5.35%), 5.50%, 10/27/47(f)	EUR	100	137,829

SCHEDULES OF INVESTMENTS	17

Schedule of Investments (continued) December 31, 2019	BlackRock Debt Strategies Fund, Inc. (DSU) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Insurance (continued)
HUB International Ltd., 7.00%, 05/01/26(d)	USD	826	$873,495

			1,766,344

Interactive Media & Services — 0.3%
Netflix, Inc.:
4.88%, 04/15/28		213	221,243
5.88%, 11/15/28		36	39,908
3.88%, 11/15/29	EUR	149	176,743
3.63%, 06/15/30		100	115,255
4.88%, 06/15/30(d)	USD	364	369,687
Twitter, Inc., 3.88%, 12/15/27(d)		88	87,954
Uber Technologies, Inc.(d):
7.50%, 11/01/23		241	251,845
8.00%, 11/01/26		135	140,738
7.50%, 09/15/27		120	123,113

			1,526,486

IT Services — 0.5%
Banff Merger Sub, Inc., 9.75%, 09/01/26(d)		1,525	1,544,062
Camelot Finance SA, 4.50%, 11/01/26(d)		487	500,393
Harland Clarke Holdings Corp., 8.38%, 08/15/22(d)		712	580,280
Outfront Media Capital LLC/Outfront Media Capital Corp., 4.63%, 03/15/30(d)		142	144,485
Xerox Corp., 4.80%, 03/01/35		181	166,996

			2,936,216

Leisure Products — 0.0%
Mattel, Inc., 5.88%, 12/15/27(d)		152	160,170

Machinery — 0.2%
Colfax Corp., 6.38%, 02/15/26(d)		226	246,340
Platin 1426 GmbH, 5.38%, 06/15/23	EUR	100	112,966
RBS Global, Inc./Rexnord LLC, 4.88%, 12/15/25(d)	USD	205	211,663
SPX FLOW, Inc., 5.88%, 08/15/26(d)		209	221,017
Titan Acquisition Ltd./Titan Co-Borrower LLC, 7.75%, 04/15/26(d)		699	692,010

			1,483,996

Media — 3.0%
Altice Financing SA(d):
6.63%, 02/15/23		1,051	1,069,392
7.50%, 05/15/26		408	438,600
Altice France SA:
7.38%, 05/01/26(d)		1,139	1,222,876
5.88%, 02/01/27	EUR	100	126,191
8.13%, 02/01/27(d)	USD	534	601,418
Altice Luxembourg SA:
7.63%, 02/15/25(d)		530	550,538
8.00%, 05/15/27	EUR	100	125,630
10.50%, 05/15/27(d)	USD	1,361	1,551,608
AMC Networks, Inc., 4.75%, 08/01/25		121	121,454
CCO Holdings LLC/CCO Holdings Capital Corp.(d):
5.13%, 05/01/27		890	938,950
5.00%, 02/01/28		68	71,354
5.38%, 06/01/29		956	1,022,920
4.75%, 03/01/30		561	571,115
Clear Channel Worldwide Holdings, Inc.(d):
9.25%, 02/15/24		807	893,752
5.13%, 08/15/27		1,341	1,396,383
Connect Finco Sarl/Connect US Finco LLC, 6.75%, 10/01/26(d)		1,065	1,134,225
CSC Holdings LLC:
5.25%, 06/01/24		344	370,660

Security		Par (000)	Value

Media (continued)
10.88%, 10/15/25(d)	USD	1,357	$1,516,447
5.75%, 01/15/30(d)		544	580,720
Diamond Sports Group LLC/Diamond Sports Finance Co., 5.38%, 08/15/26(d)		368	372,251
DISH DBS Corp., 5.88%, 07/15/22		674	714,440
eircom Finance DAC, 3.50%, 05/15/26	EUR	100	118,196
Entertainment One Ltd., 4.63%, 07/15/26	GBP	100	143,038
Hughes Satellite Systems Corp., 5.25%, 08/01/26	USD	105	115,238
iHeartCommunications, Inc.:
6.38%, 05/01/26		124	134,045
5.25%, 08/15/27(d)		15	15,695
LCPR Senior Secured Financing DAC, 6.75%, 10/15/27(d)		200	212,000
Live Nation Entertainment, Inc., 4.75%, 10/15/27(d)		33	34,155
Radiate Holdco LLC/Radiate Finance, Inc., 6.63%, 02/15/25(d)		252	254,520
SES SA, (5 year EUR Swap + 5.40%), 5.63%(f)(i)	EUR	100	125,630
Sirius XM Radio, Inc., 5.50%, 07/01/29(d)	USD	198	214,086
Univision Communications, Inc.(d):
5.13%, 05/15/23		22	21,945
5.13%, 02/15/25		166	164,133
Virgin Media Finance PLC, 5.75%, 01/15/25(d)		456	469,110
Virgin Media Secured Finance PLC, 4.88%, 01/15/27	GBP	100	137,813
WMG Acquisition Corp., 4.13%, 11/01/24	EUR	90	104,183
Ziggo Bond Co. BV, 6.00%, 01/15/27(d)	USD	309	325,995
Ziggo BV(d):
5.50%, 01/15/27		188	199,750
4.88%, 01/15/30		200	206,462

			18,386,918

Metals & Mining — 0.7%
Big River Steel LLC/BRS Finance Corp., 7.25%, 09/01/25(d)		317	334,435
Constellium SE(d):
6.63%, 03/01/25		300	311,280
5.88%, 02/15/26		1,176	1,243,620
Freeport-McMoRan, Inc., 5.45%, 03/15/43		1,397	1,445,895
Grinding Media, Inc./Moly-Cop AltaSteel Ltd., 7.38%, 12/15/23(d)		309	314,794
Kaiser Aluminum Corp., 4.63%, 03/01/28(d)		100	102,600
Novelis Corp., 5.88%, 09/30/26(d)		251	267,090
thyssenkrupp AG, 2.88%, 02/22/24	EUR	64	74,018

			4,093,732

Multiline Retail — 0.0%
Dufry One BV, 2.00%, 02/15/27		100	113,662

Oil, Gas & Consumable Fuels — 2.5%
Antero Resources Corp., 5.38%, 11/01/21	USD	117	111,406
Ascent Resources Utica Holdings LLC/ARU Finance Corp., 10.00%, 04/01/22(d)		324	322,260
Callon Petroleum Co., Series WI, 6.38%, 07/01/26		110	111,607
Carrizo Oil & Gas, Inc.:
6.25%, 04/15/23		129	130,916
8.25%, 07/15/25		281	287,322
Cheniere Energy Partners LP:
5.63%, 10/01/26		283	299,272
4.50%, 10/01/29(d)		450	462,420
Series WI, 5.25%, 10/01/25		12	12,505
Chesapeake Energy Corp.:
4.88%, 04/15/22		430	339,700

18	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2019	BlackRock Debt Strategies Fund, Inc. (DSU) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Oil, Gas & Consumable Fuels (continued)
5.75%, 03/15/23	USD	72	$48,735
11.50%, 01/01/25(d)		400	378,000
CNX Resources Corp., 5.88%, 04/15/22		334	334,234
Comstock Resources, Inc., 9.75%, 08/15/26		97	88,028
CONSOL Energy, Inc., 11.00%, 11/15/25(d)		555	472,793
Covey Park Energy LLC/Covey Park Finance Corp., 7.50%, 05/15/25(d)		221	190,060
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp., 5.63%, 05/01/27(d)		365	370,019
CrownRock LP/CrownRock Finance, Inc., 5.63%, 10/15/25(d)		625	637,500
DCP Midstream Operating LP:
5.38%, 07/15/25		22	23,925
5.13%, 05/15/29		118	122,425
6.45%, 11/03/36(d)		250	262,500
6.75%, 09/15/37(d)		226	237,300
eG Global Finance PLC:
6.75%, 02/07/25(d)		303	307,545
6.25%, 10/30/25	EUR	142	168,440
Endeavor Energy Resources LP/EER Finance, Inc.(d):
5.50%, 01/30/26	USD	368	379,960
5.75%, 01/30/28		338	355,322
EnLink Midstream Partners LP:
4.40%, 04/01/24		136	131,934
4.85%, 07/15/26		39	36,563
5.60%, 04/01/44		249	201,690
5.05%, 04/01/45		20	15,800
Extraction Oil & Gas, Inc.(d):
7.38%, 05/15/24		383	239,375
5.63%, 02/01/26		133	79,800
Matador Resources Co., 5.88%, 09/15/26		361	361,902
MEG Energy Corp.(d):
6.38%, 01/30/23		147	147,368
7.00%, 03/31/24		73	73,456
6.50%, 01/15/25		600	624,060
Murphy Oil Corp.:
5.75%, 08/15/25		105	109,825
5.88%, 12/01/27		100	105,000
Nabors Industries, Inc., 4.63%, 09/15/21		447	444,206
Neptune Energy Bondco PLC, 6.63%, 05/15/25(d)		200	199,876
NGPL PipeCo LLC, 7.77%, 12/15/37(d)		186	240,160
Noble Holding International Ltd., 7.75%, 01/15/24		20	10,390
NuStar Logistics LP, 6.00%, 06/01/26		124	131,130
Parsley Energy LLC/Parsley Finance Corp.(d):
6.25%, 06/01/24		132	137,280
5.63%, 10/15/27		477	504,427
PDC Energy, Inc.:
6.13%, 09/15/24		66	66,825
5.75%, 05/15/26		9	8,978
QEP Resources, Inc.:
5.38%, 10/01/22		675	678,375
5.25%, 05/01/23		165	163,350
5.63%, 03/01/26		117	114,104
Range Resources Corp.:
5.88%, 07/01/22		181	179,642
5.00%, 08/15/22		80	78,400
Rowan Cos., Inc., 4.88%, 06/01/22		599	437,270
SM Energy Co.:
6.13%, 11/15/22		101	102,010
5.00%, 01/15/24		453	431,482

Security		Par (000)	Value

Oil, Gas & Consumable Fuels (continued)
5.63%, 06/01/25	USD	29	$27,526
6.75%, 09/15/26		44	43,120
6.63%, 01/15/27		39	38,331
Southwestern Energy Co.:
6.20%, 01/23/25		38	34,854
7.75%, 10/01/27		16	14,819
SRC Energy, Inc., 6.25%, 12/01/25		29	29,218
Sunoco LP/Sunoco Finance Corp.:
5.50%, 02/15/26		57	59,138
5.88%, 03/15/28		151	160,333
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp.(d):
5.50%, 09/15/24		62	62,310
5.50%, 01/15/28		26	25,480
Targa Resources Partners LP/Targa Resources Partners Finance Corp.:
5.13%, 02/01/25		75	77,813
5.38%, 02/01/27		17	17,638
6.50%, 07/15/27(d)		165	180,675
6.88%, 01/15/29(d)		368	408,480
5.50%, 03/01/30(d)		255	262,012
Transocean, Inc.:
8.38%, 12/15/21		99	101,475
9.00%, 07/15/23(d)		558	589,387
Viper Energy Partners LP, 5.38%, 11/01/27(d)		88	91,520
WPX Energy, Inc.:
8.25%, 08/01/23		261	300,150
5.75%, 06/01/26		28	29,890
5.25%, 10/15/27		78	82,290

			15,145,331

Paper & Forest Products — 0.0%
International Paper Co., 7.30%, 11/15/39		5	6,927

Pharmaceuticals — 0.6%
Bausch Health Americas, Inc., 8.50%, 01/31/27(d)		173	197,012
Bausch Health Cos., Inc.:
4.50%, 05/15/23	EUR	340	386,145
6.13%, 04/15/25(d)	USD	3	3,100
9.00%, 12/15/25(d)		382	434,410
7.00%, 01/15/28(d)		216	238,421
5.00%, 01/30/28(d)		421	432,110
5.25%, 01/30/30(d)		415	430,355
Catalent Pharma Solutions, Inc., 5.00%, 07/15/27(d)		251	262,923
Charles River Laboratories International, Inc., 4.25%, 05/01/28(d)		103	104,931
Eagle Holding Co. II LLC(d)(e):
(7.63% Cash or 8.38% PIK), 7.63%, 05/15/22		114	115,794
(7.75% Cash or 8.50% PIK), 7.75%, 05/15/22		262	266,030
Elanco Animal Health, Inc., 4.90%, 08/28/28		236	256,821
MEDNAX, Inc., 5.25%, 12/01/23(d)		122	124,745
Nidda Healthcare Holding GmbH, Series NOV, 3.50%, 09/30/24	EUR	100	115,675
Par Pharmaceutical, Inc., 7.50%, 04/01/27(d)	USD	168	167,160
Rossini Sarl, 6.75%, 10/30/25	EUR	168	209,646
Synlab Unsecured Bondco PLC, 8.25%, 07/01/23		100	117,498

			3,862,776

Professional Services — 0.3%
ASGN, Inc., 4.63%, 05/15/28(d)	USD	231	237,440

SCHEDULES OF INVESTMENTS	19

Schedule of Investments (continued) December 31, 2019	BlackRock Debt Strategies Fund, Inc. (DSU) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Professional Services (continued)
Dun & Bradstreet Corp.(d):
6.88%, 08/15/26	USD	410	$452,538
10.25%, 02/15/27		600	690,000

			1,379,978

Real Estate Management & Development — 0.1%
Greystar Real Estate Partners LLC, 5.75%, 12/01/25(d)		218	226,175
Unique Pub Finance Co. PLC, Series A4, 5.66%, 06/30/27	GBP	50	75,780

			301,955

Road & Rail — 0.1%
Herc Holdings, Inc., 5.50%, 07/15/27(d)	USD	274	288,385
Hertz Corp.(d):
7.63%, 06/01/22		133	138,320
6.00%, 01/15/28		235	235,000

			661,705

Semiconductors & Semiconductor Equipment — 0.0%
Sensata Technologies BV, 5.00%, 10/01/25(d)		47	51,054

Software — 0.8%
CDK Global, Inc., 5.25%, 05/15/29(d)		105	112,613
Genesys Telecommunications Laboratories, Inc./Greeneden Lux 3 Sarl/Greeneden US Ho, 10.00%, 11/30/24(d)		287	310,319
Infor (US), Inc., 6.50%, 05/15/22		861	873,915
MSCI, Inc., 4.00%, 11/15/29(d)		58	58,798
RP Crown Parent LLC, 7.38%, 10/15/24(d)		602	625,327
Solera LLC/Solera Finance, Inc., 10.50%, 03/01/24(d)		981	1,040,900
SS&C Technologies, Inc., 5.50%, 09/30/27(d)		1,067	1,139,022
TIBCO Software, Inc., 11.38%, 12/01/21(d)		675	699,502

			4,860,396

Specialty Retail — 0.1%
IAA, Inc., 5.50%, 06/15/27(d)		367	389,938
PetSmart, Inc., 7.13%, 03/15/23(d)		41	40,180

			430,118

Technology Hardware, Storage & Peripherals — 0.1%
NCR Corp.(d):
5.75%, 09/01/27		92	97,980
6.13%, 09/01/29		208	225,705
Western Digital Corp., 4.75%, 02/15/26		306	319,005

			642,690

Thrifts & Mortgage Finance — 0.1%
Nationstar Mortgage Holdings, Inc.(d):
8.13%, 07/15/23		174	184,182
9.13%, 07/15/26		139	153,943

			338,125

Transportation Infrastructure — 0.0%
Ferrovial Netherlands BV, (5 year EUR Swap + 2.13%), 2.12%(f)(i)	EUR	100	109,590

Utilities — 0.0%
Vistra Operations Co. LLC, 5.63%, 02/15/27(d)	USD	99	104,321

Wireless Telecommunication Services — 0.5%
Altice France SA, 5.50%, 01/15/28(d)		726	746,001
Sprint Capital Corp.:
6.88%, 11/15/28		197	212,267
8.75%, 03/15/32		393	477,004
Sprint Corp.:
7.88%, 09/15/23		424	467,812

Security		Par (000)	Value

Wireless Telecommunication Services (continued)
7.13%, 06/15/24	USD	117	$126,214
7.63%, 02/15/25		89	97,664
7.63%, 03/01/26		121	133,439
VICI Properties LP/VICI Note Co., Inc., 4.25%, 12/01/26(d)		962	990,860

			3,251,261

Total Corporate Bonds — 21.4% (Cost — $133,927,293)			129,521,665

Floating Rate Loan Interests(h) — 117.3%

Aerospace & Defense — 2.5%
1199169 B.C. Unlimited Liability Co., 2019 Term Loan B2, (3 mo. LIBOR + 4.00%), 5.94%, 04/06/26		2,190	2,202,938
Atlantic Aviation FBO, Inc., 2018 Term Loan B, (1 mo. LIBOR + 3.75%), 5.55%, 12/06/25		1,361	1,375,720
Bleriot US Bidco, Inc., Term Loan B, (3 mo. LIBOR + 4.75%), 6.69%, 10/31/26		1,307	1,318,030
Dynasty Acquisition Co., Inc., 2019 Term Loan B1, (3 mo. LIBOR + 4.00%), 5.94%, 04/06/26		4,073	4,097,464
Nordam Group, Inc., Term Loan B, (1 mo. LIBOR + 5.50%), 7.25%, 04/09/26(a)		786	782,129
TransDigm, Inc.:
2018 Term Loan F, (1 mo. LIBOR + 2.50%), 4.30%, 06/09/23		4,503	4,515,066
2018 Term Loan G, 08/22/24(j)		765	766,937

			15,058,284

Air Freight & Logistics — 0.9%
Avolon TLB Borrower 1 (US) LLC, Term Loan B3, (1 mo. LIBOR + 1.75%), 3.51%, 01/15/25		1,980	1,991,566
WestJet Airlines Ltd., Term Loan B, (1 mo. LIBOR + 3.00%, 1.00% Floor), 4.72%, 12/11/26		3,671	3,700,515

			5,692,081

Airlines — 0.9%
Allegiant Travel Co., Term Loan B, (3 mo. LIBOR + 4.50%), 6.39%, 02/05/24(a)		1,772	1,782,685
American Airlines, Inc.:
2017 Incremental Term Loan, (1 mo. LIBOR + 2.00%), 3.74%, 12/14/23		2,103	2,109,387
Repriced TL B due 2023, (1 mo. LIBOR + 2.00%), 3.80%, 04/28/23		1,257	1,259,614

			5,151,686

Auto Components — 2.3%
Panther BF Aggregator 2 LP, USD Term Loan B, (1 mo. LIBOR + 3.50%), 5.30%, 04/30/26		7,553	7,567,270
USI, Inc.:
2017 Repriced Term Loan, 05/16/24(j)		4,439	4,434,077
2019 Incremental Term Loan B, (1 mo. LIBOR + 4.00%), 5.80%, 12/02/26		253	254,371
Wand NewCo 3, Inc., 2019 1st Lien Term Loan, (1 mo. LIBOR + 3.50%), 5.30%, 02/05/26		1,685	1,696,647

			13,952,365

Banks — 0.7%
Capri Finance LLC, 2017 1st Lien Term Loan, 11/01/24(j)		4,074	4,025,272

Building Materials — 1.1%
Allied Universal Holdco LLC:
2019 Delayed Draw Term Loan, (3 mo. LIBOR + 4.25%), 6.05%, 07/10/26		575	577,946
2019 Term Loan B, (1 mo. LIBOR + 4.25%), 6.05%, 07/10/26		5,808	5,837,253

			6,415,199

20	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2019	BlackRock Debt Strategies Fund, Inc. (DSU) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Building Products — 1.0%
CPG International, Inc., 2017 Term Loan, (3 mo. LIBOR + 3.75%, 1.00% Floor), 5.93%, 05/05/24	USD	1,422	$1,420,395
LSF10 XL Bidco SCA, EUR Term Loan B3, (EURIBOR + 4.00%), 4.00%, 10/12/26	EUR	1,000	1,104,673
Wilsonart LLC, 2017 Term Loan B, (3 mo. LIBOR + 3.25%, 1.00% Floor), 5.20%, 12/19/23	USD	3,790	3,796,777

			6,321,845

Capital Markets — 2.3%
Duff & Phelps Corp., 2017 Term Loan B, (1 mo. LIBOR + 3.25%, 1.00% Floor), 5.05%, 02/13/25		4,014	3,996,947
Fortress Investment Group LLC, 2018 Term Loan B, (1 mo. LIBOR + 2.00%), 3.80%, 12/27/22		1,250	1,256,065
Greenhill & Co., Inc., Term Loan B, (1 mo. LIBOR + 3.25%), 4.99%, 04/12/24		1,763	1,748,116
Jefferies Finance LLC, 2019 Term Loan, (1 mo. LIBOR + 3.75%), 5.50%, 06/03/26		1,544	1,539,098
RPI Finance Trust, Term Loan B6, (1 mo. LIBOR + 2.00%), 3.80%, 03/27/23		1,917	1,931,369
Travelport Finance (Luxembourg) Sarl:
2019 2nd Lien Term Loan, (3 mo. LIBOR + 9.00%), 10.94%, 05/28/27(a)		1,370	1,143,950
2019 Term Loan, (3 mo. LIBOR + 5.00%), 6.94%, 05/29/26		2,165	2,017,351

			13,632,896

Chemicals — 3.8%
Alpha 3 BV, 2017 Term Loan B1, (3 mo. LIBOR + 3.00%, 1.00% Floor), 4.94%, 01/31/24		3,845	3,851,759
Axalta Coating Systems US Holdings, Inc., Term Loan, (3 mo. LIBOR + 1.75%), 3.69%, 06/01/24		966	967,096
Charter NEX US Holdings, Inc., 2017 Term Loan B, (1 mo. LIBOR + 3.00%, 1.00% Floor), 4.80%, 05/16/24		3,426	3,408,852
Charter NEX US, Inc., Incremental Term Loan, (1 mo. LIBOR + 3.50%), 5.30%, 05/16/24		871	874,978
Chemours Co., 2018 Term Loan B, (1 mo. LIBOR + 1.75%), 3.55%, 04/03/25		1,145	1,116,243
Element Materials Technology Group US Holdings, Inc., 2017 Term Loan B, 06/28/24(j)		776	769,878
Encapsys LLC, 1st Lien Term Loan, (1 mo. LIBOR + 3.50%, 1.00% Floor), 5.30%, 11/07/24		1,283	1,289,882
Invictus US LLC:
1st Lien Term Loan, (3 mo. LIBOR + 3.00%), 4.93%, 03/28/25		1,209	1,166,544
2nd Lien Term Loan, (3 mo. LIBOR + 6.75%), 8.68%, 03/30/26		390	361,725
Messer Industries GmbH, 2018 USD Term Loan, (3 mo. LIBOR + 2.50%), 4.44%, 03/01/26		3,328	3,343,757
Momentive Performance Materials, Inc., Term Loan B, (1 mo. LIBOR + 3.25%), 5.05%, 05/15/24		925	918,993
Oxea Holding Drei GmbH, 2017 Term Loan B2, (3 mo. LIBOR + 3.50%), 5.56%, 10/14/24		2,431	2,438,976
PQ Corp., 2018 Term Loan B, (3 mo. LIBOR + 2.50%), 4.43%, 02/08/25		2,119	2,129,202
Tata Chemicals North America, Inc., Term Loan B, (3 mo. LIBOR + 2.75%, 1.00% Floor), 4.56%, 08/07/20		526	523,071

			23,160,956

Security		Par (000)	Value

Commercial Services & Supplies — 5.0%
Advanced Disposal Services, Inc., Term Loan B3, (1 Week LIBOR + 2.25%), 3.85%, 11/10/23	USD	1,847	$1,852,558
Aramark Services, Inc., 2019 Term Loan B4, 01/27/27(j)		1,143	1,148,361
Asurion LLC:
2017 2nd Lien Term Loan, (1 mo. LIBOR + 6.50%), 8.30%, 08/04/25		2,164	2,188,886
2017 Term Loan B4, (1 mo. LIBOR + 3.00%), 4.80%, 08/04/22		1,498	1,505,566
2018 Term Loan B6, (1 mo. LIBOR + 3.00%), 4.80%, 11/03/23		1,633	1,641,678
2018 Term Loan B7, (1 mo. LIBOR + 3.00%), 4.80%, 11/03/24		1,935	1,945,204
Creative Artists Agency, LLC, 2019 Term Loan B, (1 mo. LIBOR + 3.75%), 5.55%, 11/27/26		3,980	4,009,850
Diamond (BC) BV, Term Loan, 09/06/24(j)		1,882	1,838,276
EnergySolutions LLC, 2018 Term Loan B, (3 mo. LIBOR + 3.75%, 1.00% Floor), 5.69%, 05/09/25		482	453,820
GFL Environmental, Inc., 2018 USD Term Loan B, (1 mo. LIBOR + 3.00%, 1.00% Floor), 4.80%, 05/30/25		1,222	1,222,659
Harland Clarke Holdings Corp., Term Loan B7, (3 mo. LIBOR + 4.75%, 1.00% Floor), 6.69%, 11/03/23		541	429,364
KAR Auction Services, Inc., 2019 Term Loan B6, (1 mo. LIBOR + 2.25%), 4.06%, 09/19/26		727	731,061
Prime Security Services Borrower LLC, 2019 Term Loan B1, (1 mo. LIBOR + 3.25%, 1.00% Floor), 4.94%, 09/23/26		1,866	1,869,484
US Ecology, Inc., Term Loan B, (1 mo. LIBOR + 2.50%), 4.30%, 08/14/26		468	471,220
Verscend Holding Corp., 2018 Term Loan B, (1 mo. LIBOR + 4.50%), 6.30%, 08/27/25		6,123	6,158,978
West Corp.:
2017 Term Loan, (3 mo. LIBOR + 4.00%, 1.00% Floor), 5.93%, 10/10/24		2,142	1,809,954
2018 Term Loan B1, (3 mo. LIBOR + 3.50%, 1.00% Floor), 5.43%, 10/10/24		1,418	1,185,697

			30,462,616

Communications Equipment — 0.5%
Avantor, Inc., 2017 1st Lien Term Loan, (1 mo. LIBOR + 3.00%, 1.00% Floor), 4.80%, 11/21/24		1,708	1,722,358
Ciena Corp., 2018 Term Loan B, (1 mo. LIBOR + 2.00%), 3.76%, 09/26/25		1,262	1,265,099

			2,987,457

Construction & Engineering — 1.2%
Brand Energy & Infrastructure Services, Inc., 2017 Term Loan, (3 mo. LIBOR + 4.25%, 1.00% Floor), 6.18%, 06/21/24		3,287	3,275,066
Ply Gem Midco, Inc., 2018 Term Loan, (1 mo. LIBOR + 3.75%), 5.49%, 04/12/25		528	526,478
SRS Distribution, Inc., 2018 1st Lien Term Loan, (1 mo. LIBOR + 3.25%), 5.05%, 05/23/25		2,296	2,275,428
USIC Holdings, Inc., 2017 Term Loan B, (1 mo. LIBOR + 3.25%, 1.00% Floor), 5.05%, 12/08/23		1,018	1,013,280

			7,090,252

SCHEDULES OF INVESTMENTS	21

Schedule of Investments (continued) December 31, 2019	BlackRock Debt Strategies Fund, Inc. (DSU) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Construction Materials — 2.4%
American Builders & Contractors Supply Co., Inc., 2019 Term Loan, (1 mo. LIBOR + 2.00%), 3.80%, 01/15/27	USD	3,763	$3,779,574
Core & Main LP, 2017 Term Loan B, (1 mo. LIBOR + 2.75%, 1.00% Floor), 4.66%, 08/01/24		4,855	4,852,487
Filtration Group Corp., 2018 1st Lien Term Loan, (1 mo. LIBOR + 3.00%), 4.80%, 03/29/25		3,570	3,580,569
Forterra Finance LLC, 2017 Term Loan B, 10/25/23(j)		952	929,930
Foundation Building Materials LLC, 2018 Term Loan B, (1 mo. LIBOR + 3.00%), 4.80%, 08/13/25		686	688,488
Tamko Building Products, Inc., Term Loan B, (1 mo. LIBOR + 3.25%), 5.16%, 06/01/26(a)		836	842,565

			14,673,613

Containers & Packaging — 2.5%
Berry Global, Inc.:
2019 Term Loan Y, (3 mo. LIBOR + 2.00%), 3.89%, 07/01/26		2,816	2,833,059
Term Loan W, (1 mo. LIBOR + 2.00%), 3.72%, 10/01/22		5,590	5,605,131
BWAY Holding Co., 2017 Term Loan B, (3 mo. LIBOR + 3.25%), 5.23%, 04/03/24		2,587	2,575,748
Flex Acquisition Co., Inc., 1st Lien Term Loan, (3 mo. LIBOR + 3.00%, 1.00% Floor), 5.10%, 12/29/23		3,050	3,021,051
Pregis TopCo Corp., 1st Lien Term Loan, (1 mo. LIBOR + 4.00%), 5.80%, 07/31/26		959	958,703

			14,993,692

Distributors — 0.4%
TriMark USA LLC, 2017 1st Lien Term Loan, (1 mo. LIBOR + 3.50%), 5.30%, 08/28/24		3,304	2,684,368

Diversified Consumer Services — 3.7%
Ascend Learning LLC, 2017 Term Loan B, (1 mo. LIBOR + 3.00%, 1.00% Floor), 4.80%, 07/12/24		1,207	1,214,210
BidFair MergerRight, Inc., Term Loan B, (1 mo. LIBOR + 5.50%, 1.00% Floor), 7.24%, 01/15/27		3,105	3,069,596
Bright Horizons Family Solutions, Inc., 2017 Term Loan B, (1 mo. LIBOR + 1.75%), 3.55%, 11/07/23		2,034	2,048,111
Genuine Financial Holdings LLC, 2018 1st Lien Term Loan, (1 mo. LIBOR + 3.75%), 5.55%, 07/12/25		1,982	1,963,401
Nomad Foods Europe Midco Ltd., 2017 Term Loan B4, (1 mo. LIBOR + 2.25%), 3.99%, 05/15/24		1,132	1,133,854
Serta Simmons Bedding LLC:
1st Lien Term Loan, (1 mo. LIBOR + 3.50%, 5.24%, 1.00% Floor), 11/08/23		1,113	714,727
2nd Lien Term Loan, (1 mo. LIBOR + 8.00%, 9.79%, 1.00% Floor), 11/08/24		115	33,859
Spin Holdco, Inc., 2017 Term Loan B, (3 mo. LIBOR + 3.25%, 1.00% Floor), 5.25%, 11/14/22		5,525	5,470,427
TruGreen LP, 2019 Term Loan, (1 mo. LIBOR + 3.75%, 1.00% Floor), 5.55%, 03/19/26		2,643	2,665,977

Security		Par (000)	Value

Diversified Consumer Services (continued)
Uber Technologies, Inc., 2018 Incremental Term Loan, (1 mo. LIBOR + 3.50%), 5.30%, 07/13/23	USD	3,972	$3,959,833

			22,273,995

Diversified Financial Services — 2.5%
Advisor Group, Inc., 2019 Term Loan, (1 mo. LIBOR + 5.00%), 6.80%, 08/01/26		3,543	3,510,161
AlixPartners LLP, 2017 Term Loan B, (1 mo. LIBOR + 2.75%, 1.00% Floor), 4.55%, 04/04/24		5,054	5,077,657
Allsup’s Convenience Stores, Inc., Term Loan, (3 mo. LIBOR + 6.25%), 8.00%, 11/18/24(a)		1,241	1,231,456
EG Finco Ltd., 2018 Term Loan, (3 mo. LIBOR + 4.00%), 5.96%, 02/07/25		1,346	1,338,049
Kingpin Intermediate Holdings LLC, 2018 Term Loan B, (1 mo. LIBOR + 3.50%, 1.00% Floor), 5.30%, 07/03/24(a)		1,506	1,511,188
LTI Holdings, Inc., 2018 Add On 1st Lien Term Loan, (1 mo. LIBOR + 3.50%), 5.30%, 09/06/25		625	559,704
SSH Group Holdings, Inc., 2018 1st Lien Term Loan, (1 mo. LIBOR + 4.25%), 6.05%, 07/30/25		1,235	1,240,125
Starwood Property Trust, Inc., 2019 Term Loan B, (1 mo. LIBOR + 2.50%), 4.30%, 07/27/26		695	699,172

			15,167,512

Diversified Telecommunication Services — 1.9%
CenturyLink, Inc., 2017 Term Loan B, (1 mo. LIBOR + 2.75%), 4.55%, 01/31/25		1,891	1,897,424
Hargray Communications Group, Inc., 2017 Term Loan B, (1 mo. LIBOR + 3.00%, 1.00% Floor), 4.80%, 05/16/24		1,334	1,337,590
Iridium Satellite LLC, Term Loan, (1 mo. LIBOR + 3.75%, 1.00% Floor), 5.54%, 11/04/26		1,303	1,318,480
Level 3 Financing, Inc., 2019 Term Loan B, (1 mo. LIBOR + 1.75%), 3.55%, 03/01/27		1,676	1,681,607
MTN Infrastructure TopCo, Inc., 1st Lien Term Loan B, (1 mo. LIBOR + 3.00%, 1.00% Floor), 4.80%, 11/15/24		1,800	1,798,140
Telenet Financing USD LLC, Term Loan AN, (1 mo. LIBOR + 2.25%), 3.99%, 08/15/26		1,568	1,575,736
Virgin Media Investment Holdings Ltd., Term Loan L, (LIBOR - GBP + 3.25%), 3.96%, 01/15/27	GBP	1,400	1,854,440

			11,463,417

Electric Utilities — 0.3%
Texas Competitive Electric Holdings Co. LLC/TCEH Finance, Inc., Term Loan, 1.00%, 11/10/20(a)(b)(c)	USD	2,375	—
Vistra Energy Corp., 1st Lien Term Loan B3, (1 mo. LIBOR + 1.75%), 3.49%, 12/31/25		1,554	1,562,006

			1,562,006

Electrical Equipment — 1.0%
Dell International LLC, 2019 Term Loan B, (1 mo. LIBOR + 2.00%), 3.80%, 09/19/25		1,965	1,976,610
Gates Global LLC, 2017 Repriced Term Loan B, (1 mo. LIBOR + 2.75%, 1.00% Floor), 4.55%, 04/01/24		4,248	4,247,863

			6,224,473

22	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2019	BlackRock Debt Strategies Fund, Inc. (DSU) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Energy Equipment & Services — 0.4%
GrafTech Finance, Inc., 2018 Term Loan B, (1 mo. LIBOR + 3.50%, 1.00% Floor), 5.30%, 02/12/25(a)	USD	1,838	$1,830,719
Pioneer Energy Services Corp., Term Loan, (1 mo. LIBOR + 7.75%, 1.00% Floor), 9.55%, 11/08/22(a)		770	739,200

			2,569,919

Equity Real Estate Investment Trusts (REITs) — 1.9%
Claros Mortgage Trust, Inc., Term Loan B, (1 mo. LIBOR + 3.25%), 4.96%, 08/09/26(a)		1,848	1,857,609
Iron Mountain, Inc., 2018 Term Loan B, (1 mo. LIBOR + 1.75%), 3.54%, 01/02/26		1,334	1,329,611
MGM Growth Properties Operating Partnership LP, 2016 Term Loan B, (1 mo. LIBOR + 2.00%), 3.80%, 03/21/25		2,990	2,999,472
VICI Properties 1 LLC, Replacement Term Loan B, (1 mo. LIBOR + 2.00%), 3.79%, 12/20/24		5,209	5,230,916

			11,417,608

Food & Staples Retailing — 1.7%
Albertsons LLC:
2019 Term Loan B7, (1 mo. LIBOR + 2.75%), 4.55%, 11/17/25		506	510,448
2019 Term Loan B8, (1 mo. LIBOR + 2.75%), 4.55%, 08/17/26		13	13,254
BCPE Empire Holdings, Inc.:
2019 Delayed Draw Term Loan, (1 mo. LIBOR + 4.00%), 5.80%, 06/11/26		30	30,471
2019 Term Loan B, (1 mo. LIBOR + 4.00%), 5.80%, 06/11/26		1,217	1,218,826
Hearthside Food Solutions LLC:
2018 Incremental Term Loan, 05/23/25(j)		1,948	1,936,978
2018 Term Loan B, (1 mo. LIBOR + 3.68%), 5.49%, 05/23/25		691	682,575
US Foods, Inc.:
2016 Term Loan B, (1 mo. LIBOR + 1.75%), 3.55%, 06/27/23		3,041	3,049,317
2019 Term Loan B, (1 mo. LIBOR + 2.00%), 3.80%, 09/13/26		2,937	2,946,742

			10,388,611

Food Products — 2.9%
1011778 B.C. Unlimited Liability Co., Term Loan B4, (1 mo. LIBOR + 1.75%), 3.55%, 11/19/26		3,865	3,869,012
8th Avenue Food & Provisions, Inc., 2018 1st Lien Term Loan, 10/01/25(j)		1,158	1,162,234
Chobani LLC, 2017 Term Loan B, (1 mo. LIBOR + 3.50%, 1.00% Floor), 5.30%, 10/10/23		4,109	4,108,237
Hostess Brands LLC, 2019 Term Loan, 08/03/25(j)		198	198,147
JBS USA LUX SA, 2019 Term Loan B, (1 mo. LIBOR + 2.00%), 3.80%, 05/01/26		786	790,359
Reynolds Group Holdings, Inc., 2017 Term Loan, (1 mo. LIBOR + 2.75%), 4.55%, 02/05/23		7,089	7,105,717

			17,233,706

Health Care Equipment & Supplies — 1.7%
Immucor, Inc., Extended Term Loan B, (3 mo. LIBOR + 5.00%, 1.00% Floor), 6.94%, 06/15/21		5,298	5,272,972
Ortho-Clinical Diagnostics SA, 2018 Term Loan B, (3 mo. LIBOR + 3.25%), 5.31%, 06/30/25		5,363	5,294,936

			10,567,908

Security		Par (000)	Value

Health Care Providers & Services — 3.9%
AHP Health Partners, Inc., 2018 Term Loan, (1 mo. LIBOR + 4.50%, 1.00% Floor), 6.30%, 06/30/25	USD	846	$851,666
CHG Healthcare Services, Inc., 2017 1st Lien Term Loan B, (1 mo. LIBOR + 3.00%, 1.00% Floor), 4.80%, 06/07/23		3,057	3,074,821
Da Vinci Purchaser Corp., 2019 Term Loan, 12/03/26(j)		1,120	1,120,000
DentalCorp Perfect Smile ULC, 1st Lien Term Loan, (1 mo. LIBOR + 3.75%, 1.00% Floor), 5.55%, 06/06/25		919	913,321
Diplomat Pharmacy, Inc., 2017 Term Loan B, (3 mo. LIBOR + 4.50%, 1.00% Floor), 6.41%, 12/20/24		966	943,002
Envision Healthcare Corp., 2018 1st Lien Term Loan, (1 mo. LIBOR + 3.75%), 5.55%, 10/10/25		2,594	2,205,897
Femur Buyer, Inc., 1st Lien Term Loan, (3 mo. LIBOR + 4.50%), 6.29%, 03/05/26(a)		728	710,132
Gentiva Health Services, Inc., 2018 1st Lien Term Loan, (1 mo. LIBOR + 3.75%), 5.56%, 07/02/25		2,705	2,717,061
HC Group Holdings II, Inc., Term Loan B, (1 mo. LIBOR + 4.50%), 6.30%, 08/06/26		1,765	1,756,175
HCA, Inc., Term Loan B12, (1 mo. LIBOR + 1.75%), 3.55%, 03/13/25		948	952,652
MPH Acquisition Holdings LLC, 2016 Term Loan B, (3 mo. LIBOR + 2.75%, 1.00% Floor), 4.69%, 06/07/23		2,186	2,151,838
nThrive, Inc., 2016 1st Lien Term Loan, (1 mo. LIBOR + 4.50%, 1.00% Floor), 6.30%, 10/20/22		2,875	2,379,128
NVA Holdings, Inc., Term Loan B3, (PRIME + 1.75%), 6.50%, 02/02/25		2,234	2,231,404
Team Health Holdings, Inc., 1st Lien Term Loan, (1 mo. LIBOR + 2.75%, 1.00% Floor), 4.55%, 02/06/24		1,100	887,184
Vizient, Inc., 2019 Term Loan B5, (1 mo. LIBOR + 2.75%), 4.55%, 05/06/26		986	988,616

			23,882,897

Health Care Services — 0.9%
Emerald TopCo., Inc., Term Loan, 07/24/26(j)		2,707	2,719,912
WP CityMD Bidco LLC, 2019 Term Loan B, 08/13/26(j)		2,724	2,724,572

			5,444,484

Health Care Technology — 1.9%
Athenahealth, Inc., 2019 Term Loan B, (3 mo. LIBOR + 4.50%), 6.40%, 02/11/26		5,802	5,823,432
Change Healthcare Holdings, Inc., 2017 Term Loan B, (1 mo. LIBOR + 2.50%, 1.00% Floor), 4.30%, 03/01/24		4,046	4,056,869
GoodRx, Inc., 1st Lien Term Loan, (1 mo. LIBOR + 2.75%), 4.55%, 10/10/25		1,066	1,071,004
Quintiles IMS, Inc., 2017 Term Loan B, (3 mo. LIBOR + 1.75%), 3.69%, 03/07/24		279	280,423

			11,231,728

Hotels, Restaurants & Leisure — 6.7%
Aimbridge Acquisition Co., Inc., 2019 Term Loan B, (1 mo. LIBOR + 3.75%), 5.54%, 02/02/26(a)		501	504,545
Aristocrat Technologies, Inc., 2018 1st Lien Term Loan, (3 mo. LIBOR + 1.75%), 3.72%, 10/19/24		1,085	1,089,242

SCHEDULES OF INVESTMENTS	23

Schedule of Investments (continued) December 31, 2019	BlackRock Debt Strategies Fund, Inc. (DSU) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Hotels, Restaurants & Leisure (continued)
Boyd Gaming Corp., Term Loan B3, (1 Week LIBOR + 2.25%), 3.85%, 09/15/23	USD	1,415	$1,423,114
Caesars Resort Collection LLC, 2017 1st Lien Term Loan B, (1 mo. LIBOR + 2.75%), 4.55%, 12/23/24		4,041	4,045,534
CCM Merger, Inc., Term Loan B, (1 mo. LIBOR + 2.25%), 4.05%, 08/08/21		598	600,463
Four Seasons Hotels Ltd., 1st Lien Term Loan, (1 mo. LIBOR + 2.00%), 3.80%, 11/30/23		2,894	2,912,811
Golden Nugget LLC, 2017 Incremental Term Loan B, (3 mo. LIBOR + 2.75%), 4.72%, 10/04/23		1,122	1,124,432
Hilton Worldwide Finance LLC, 2019 Term Loan B2, (1 mo. LIBOR + 1.75%), 3.54%, 06/22/26		3,440	3,461,788
IRB Holding Corp., 1st Lien Term Loan, (3 mo. LIBOR + 3.25%, 1.00% Floor), 5.22%, 02/05/25		4,286	4,309,127
KFC Holding Co., 2018 Term Loan B, (3 mo. LIBOR + 1.75%), 3.49%, 04/03/25		881	882,910
Penn National Gaming, Inc., 2018 1st Lien Term Loan B, (1 mo. LIBOR + 2.25%), 4.05%, 10/15/25		643	644,515
Playa Resorts Holding BV, 2017 Term Loan B, (1 mo. LIBOR + 2.75%, 1.00% Floor), 4.55%, 04/29/24		1,437	1,431,789
Playtika Holding Corp., Term Loan B, (1 mo. LIBOR + 6.00%, 1.00% Floor), 7.80%, 12/10/24		1,699	1,715,066
Sabre GLBL, Inc., 2018 Term Loan B, (1 mo. LIBOR + 2.00%), 3.80%, 02/22/24		1,196	1,202,061
Scientific Games International, Inc., 2018 Term Loan B5, (1 mo. LIBOR + 2.75%), 4.55%, 08/14/24		2,261	2,265,226
Stars Group Holdings BV, 2018 USD Incremental Term Loan, (3 mo. LIBOR + 3.50%), 5.44%, 07/10/25		6,309	6,359,054
Station Casinos LLC, 2016 Term Loan B, (1 mo. LIBOR + 2.50%), 4.30%, 06/08/23		3,301	3,313,599
Whatabrands LLC, Term Loan B, (1 mo. LIBOR + 3.25%), 4.94%, 08/02/26		3,018	3,032,984

			40,318,260

Independent Power and Renewable Electricity Producers — 0.6%
Calpine Construction Finance Co. LP, 2017 Term Loan B, (1 mo. LIBOR + 2.50%), 4.30%, 01/15/25		495	496,629
Calpine Corp.:
2019 Term Loan B10, (1 mo. LIBOR + 2.50%), 4.30%, 08/12/26		1,072	1,078,060
Term Loan B9, (3 mo. LIBOR + 2.25%), 4.20%, 04/05/26		1,942	1,952,048

			3,526,737

Industrial Conglomerates — 1.7%
Cortes NP Acquisition Corp., 2017 Term Loan B, (3 mo. LIBOR + 4.00%, 1.00% Floor), 5.93%, 11/30/23		5,789	5,769,049
Sequa Mezzanine Holdings LLC, 1st Lien Term Loan, (3 mo. LIBOR + 5.00%, 1.00% Floor), 6.90%, 11/28/21		1,828	1,827,722
Sundyne US Purchaser, Inc., Term Loan, (1 mo. LIBOR + 4.00%), 5.80%, 05/15/26		2,443	2,455,441

			10,052,212

Security		Par (000)	Value

Insurance — 4.1%
Alliant Holdings I, Inc., 2018 Term Loan B, (1 mo. LIBOR + 3.00%), 4.80%, 05/09/25	USD	3,449	$3,447,110
Alliant Holdings Intermediate LLC, Term Loan B, (1 mo. LIBOR + 3.25%), 4.99%, 05/09/25		1,202	1,202,956
AmWINS Group, Inc., 2017 Term Loan B, 01/25/24(j)		3,689	3,714,999
AssuredPartners, Inc., 2017 1st Lien Add-On Term Loan, (1 mo. LIBOR + 3.50%), 5.30%, 10/22/24		3,081	3,087,604
Davis Vision, Inc., 1st Lien Term Loan B, (1 mo. LIBOR + 3.00%, 1.00% Floor), 4.80%, 12/02/24		676	676,626
Hub International Ltd.:
2018 Term Loan B, (3 mo. LIBOR + 2.75%), 4.69%, 04/25/25		2,558	2,555,002
2019 Incremental Term Loan B, (3 mo. LIBOR + 4.00%, 1.00% Floor), 5.90%, 04/25/25		2,503	2,525,978
Sedgwick Claims Management Services, Inc.:
2019 Term Loan B, (1 mo. LIBOR + 4.00%), 5.80%, 09/03/26		2,099	2,115,709
Term Loan B, (1 mo. LIBOR + 3.25%), 5.05%, 12/31/25		5,756	5,754,159

			25,080,143

Interactive Media & Services — 0.7%
Ancestry.com Operations, Inc., Non-Extended Term Loan B, (1 mo. LIBOR + 3.75%, 1.00% Floor), 5.55%, 10/19/23		1,551	1,527,052
Rackspace Hosting, Inc., 2017 Incremental 1st Lien Term Loan, (3 mo. LIBOR + 3.00%, 1.00% Floor), 4.90%, 11/03/23		1,539	1,490,953
TierPoint LLC, 2017 1st Lien Term Loan, (1 mo. LIBOR + 3.75%, 1.00% Floor), 5.55%, 05/06/24		1,355	1,317,237

			4,335,242

IT Services — 2.7%
Altran Technologies SA, 1st Lien Term Loan, (1 mo. LIBOR + 2.50%), 4.26%, 03/20/25		619	618,975
Camelot U.S. Acquisition 1 Co., Term Loan B, (1 mo. LIBOR + 3.25%), 5.05%, 10/31/26		3,128	3,145,204
Epicor Software Corp., 1st Lien Term Loan, (1 mo. LIBOR + 3.25%, 1.00% Floor), 5.05%, 06/01/22		3,003	3,016,841
Evertec Group LLC, 2018 Term Loan B, (1 mo. LIBOR + 3.50%), 5.30%, 11/27/24		1,069	1,077,219
Flexential Intermediate Corp., 2nd Lien Term Loan, (3 mo. LIBOR + 7.25%, 1.00% Floor), 9.16%, 08/01/25		1,121	688,485
Greeneden US Holdings II LLC, 2018 Term Loan B, (1 mo. LIBOR + 3.25%), 5.05%, 12/01/23		2,525	2,531,246
Trans Union LLC, 2019 Term Loan B5, (1 mo. LIBOR + 1.75%), 3.55%, 11/16/26		3,239	3,250,229
WEX, Inc., Term Loan B3, (1 mo. LIBOR + 2.25%), 4.05%, 05/15/26		2,239	2,251,544

			16,579,743

Leisure Products — 0.1%
MND Holdings III Corp., 2018 1st Lien Term Loan, (3 mo. LIBOR + 3.50%, 1.00% Floor), 5.44%, 06/19/24(a)		790	738,416

Life Sciences Tools & Services — 2.6%
Albany Molecular Research, Inc.:
2017 1st Lien Term Loan, (1 mo. LIBOR + 3.25%, 5.05%, 1.00% Floor), 08/30/24		1,270	1,261,069

24	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2019	BlackRock Debt Strategies Fund, Inc. (DSU) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Life Sciences Tools & Services (continued)
2017 2nd Lien Term Loan, (1 mo. LIBOR + 7.00%, 8.80%, 1.00% Floor), 08/30/25	USD	75	$74,719
eResearchTechnology, Inc., 2019 Term Loan, 11/20/26(j)		2,482	2,497,513
Sotera Health Holdings LLC, 2019 Term Loan, 12/11/26(j)		11,579	11,604,698

			15,437,999

Machinery — 1.6%
Clark Equipment Company, 2019 Term Loan B, (3 mo. LIBOR + 1.75%), 3.69%, 05/18/24		547	548,881
Gardner Denver, Inc., 2017 Term Loan B, (1 mo. LIBOR + 2.75%), 4.55%, 07/30/24		2,307	2,320,443
Terex Corp., 2019 Term Loan B1, (2 mo. LIBOR + 2.75%), 4.59%, 01/31/24		386	388,013
Titan Acquisition Ltd., 2018 Term Loan B, (1 mo. LIBOR + 3.00%), 4.80%, 03/28/25		5,381	5,285,270
Welbilt, Inc., 2018 Term Loan B, (1 mo. LIBOR + 2.50%), 4.30%, 10/23/25(a)		1,166	1,168,564

			9,711,171

Media — 9.9%
Altice Financing SA:
2017 1st Lien Term Loan, (1 mo. LIBOR + 2.75%), 4.51%, 01/31/26		1,357	1,347,197
2017 Term Loan B, (1 mo. LIBOR + 2.75%), 4.49%, 07/15/25		255	253,914
Altice France SA, 2018 Term Loan B13, (1 mo. LIBOR + 4.00%), 5.74%, 08/14/26		2,033	2,034,512
Charter Communications Operating LLC, 2019 Term Loan B1, (1 mo. LIBOR + 1.75%), 3.55%, 04/30/25		3,626	3,649,492
Clear Channel Outdoor Holdings, Inc., Term Loan B, (1 mo. LIBOR + 3.50%), 5.30%, 08/21/26		8,330	8,368,774
Connect Finco Sarl, Term Loan B, 12/11/26(j)		6,124	6,149,200
CSC Holdings LLC, 2019 Term Loan B5, (1 mo. LIBOR + 2.50%), 4.24%, 04/15/27		1,585	1,590,215
Diamond Sports Group LLC, Term Loan, (1 mo. LIBOR + 3.25%), 5.03%, 08/24/26		1,791	1,786,788
Gray Television, Inc., 2018 Term Loan C, (1 mo. LIBOR + 2.50%), 4.20%, 01/02/26		1,461	1,469,613
iHeartCommunications, Inc., Exit Term Loan, (1 mo. LIBOR + 4.00%), 5.69%, 05/01/26		2,220	2,236,168
Intelsat Jackson Holdings SA, 2017 Term Loan B3, (6 mo. LIBOR + 3.75%, 1.00% Floor), 5.68%, 11/27/23		455	455,405
Learfield Communications LLC, 2016 1st Lien Term Loan, 12/01/23(j)		3,228	2,829,368
Liberty Latin America Ltd., Term Loan B, (1 mo. LIBOR + 5.00%), 6.74%, 10/22/26		1,488	1,504,740
Lions Gate Capital Holdings LLC, 2018 Term Loan B, (1 mo. LIBOR + 2.25%), 4.05%, 03/24/25		1,579	1,574,142
MH Sub I LLC, 2017 1st Lien Term Loan, (1 mo. LIBOR + 3.75%), 5.55%, 09/13/24		2,428	2,430,505
Midcontinent Communications, 2019 Term Loan B, (3 mo. LIBOR + 2.25%), 3.99%, 08/15/26		846	851,866
Nexstar Broadcasting, Inc., 2019 Term Loan B4, (1 mo. LIBOR + 2.75%), 4.45%, 09/18/26		1,790	1,798,342
PCI Gaming Authority, Term Loan, (1 mo. LIBOR + 2.50%), 4.30%, 05/29/26		1,571	1,580,164
PSAV Holdings LLC, 2018 1st Lien Term Loan, (3 mo. LIBOR + 3.25%, 1.00% Floor), 4.94%, 03/03/25(a)		4,008	3,987,754
Radiate Holdco LLC, 1st Lien Term Loan, (1 mo. LIBOR + 3.00%), 4.80%, 02/01/24		2,282	2,288,730

Security		Par (000)	Value

Media (continued)
Terrier Media Buyer, Inc., Term Loan B, (3 mo. LIBOR + 4.25%), 6.15%, 12/17/26	USD	1,698	$1,713,927
Trader Corp., 2017 Term Loan B, (1 mo. LIBOR + 3.00%, 1.00% Floor), 4.80%, 09/28/23(a)		4,338	4,348,971
Univision Communications, Inc., Term Loan C5, (1 mo. LIBOR + 2.75%, 1.00% Floor), 4.55%, 03/15/24		816	804,251
William Morris Endeavor Entertainment LLC, 2018 1st Lien Term Loan, (1 mo. LIBOR + 2.75%), 4.55%, 05/18/25		2,434	2,419,460
Ziggo Secured Finance Partnership, Term Loan E, (1 mo. LIBOR + 2.50%), 4.24%, 04/15/25		2,578	2,584,885

			60,058,383

Metals & Mining — 0.9%
Ball Metalpack LLC, 2018 1st Lien Term Loan B, (3 mo. LIBOR + 4.50%), 6.41%, 07/31/25		1,716	1,506,129
Equinox Holdings, Inc., 2017 1st Lien Term Loan, 03/08/24(j)		3,909	3,919,926

			5,426,055

Multiline Retail — 0.2%
Eyemart Express LLC, 2017 Term Loan B, (1 mo. LIBOR + 3.00%, 1.00% Floor), 4.80%, 08/04/24		916	917,427
Neiman Marcus Group Ltd. LLC, Cash Pay Extended Term Loan, (1 mo. LIBOR + 6.00%), 7.71%, 10/25/23		394	323,817

			1,241,244

Oil & Gas Equipment & Services — 0.3%
McDermott Technology Americas, Inc.:
2018 1st Lien Term Loan, 10/21/21(j)		873	889,672
2018 1st Lien Term Loan, (3 mo. LIBOR + 5.00%, 1.00% Floor), 6.94%, 05/09/25		1,961	1,141,592

			2,031,264

Oil, Gas & Consumable Fuels — 0.9%
California Resources Corp., Second Out Term Loan, (1 mo. LIBOR + 10.37%, 1.00% Floor), 12.18%, 12/31/21		2,002	1,484,777
Chesapeake Energy Corp., 2019 Last Out Term Loan, 06/09/24(j)		588	604,658
CONSOL Energy, Inc., 1st Lien Term Loan B, (1 mo. LIBOR + 4.50%, 1.00% Floor), 6.30%, 09/27/24		919	811,363
Edgewater Generation LLC, Term Loan, 12/13/25(j)		1,765	1,685,516
EG Group Ltd., 2018 Term Loan B, (3 mo. LIBOR + 4.00%), 5.96%, 02/07/25		727	722,964

			5,309,278

Personal Products — 0.5%
Sunshine Luxembourg VII Sarl, USD 1st Lien Term Loan, (3 mo. LIBOR + 4.25%, 1.00% Floor), 6.19%, 10/01/26		3,250	3,277,626

Pharmaceuticals — 4.0%
Amneal Pharmaceuticals LLC, 2018 Term Loan B, (1 mo. LIBOR + 3.50%), 28 - 5.31%, 05/04/25		1,750	1,566,946
Catalent Pharma Solutions, Inc., Term Loan B2, (1 mo. LIBOR + 2.25%, 1.00% Floor), 4.05%, 05/18/26		2,353	2,359,354
Endo Luxembourg Finance Co. I Sarl, 2017 Term Loan B, (1 mo. LIBOR + 4.25%), 6.06%, 04/29/24		1,832	1,749,084

SCHEDULES OF INVESTMENTS	25

Schedule of Investments (continued) December 31, 2019	BlackRock Debt Strategies Fund, Inc. (DSU) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Pharmaceuticals (continued)
Grifols Worldwide Operations USA, Inc., USD 2019 Term Loan B, (1 mo. LIBOR + 2.00%), 3.74%, 11/15/27	USD	2,404	$2,422,919
Jaguar Holding Co. II, 2018 Term Loan, (1 mo. LIBOR + 2.50%, 1.00% Floor), 4.30%, 08/18/22		7,685	7,721,151
Valeant Pharmaceuticals International, Inc., 2018 Term Loan B, (1 mo. LIBOR + 3.00%), 4.74%, 06/02/25		8,245	8,286,124

			24,105,578

Professional Services — 1.5%
ASGN, Inc., 2019 Term Loan B3, (1 mo. LIBOR + 1.75%), 3.55%, 04/02/25		631	633,026
Cast and Crew Payroll LLC, 2019 1st Lien Term Loan, (1 mo. LIBOR + 4.00%), 5.80%, 02/09/26		2,471	2,481,112
Dun & Bradstreet Corp., Term Loan, (1 mo. LIBOR + 5.00%), 6.79%, 02/06/26		4,557	4,593,091
SIRVA Worldwide, Inc., 2018 1st Lien Term Loan, (3 mo. LIBOR + 5.50%), 7.44%, 08/04/25(a)		1,438	1,416,320

			9,123,549

Real Estate Management & Development — 2.2%
CityCenter Holdings LLC, 2017 Term Loan B, (1 mo. LIBOR + 2.25%), 4.05%, 04/18/24		3,989	4,002,211
DTZ US Borrower LLC, 2018 Add On Term Loan B, (1 mo. LIBOR + 3.25%), 5.05%, 08/21/25		3,500	3,501,357
ESH Hospitality, Inc., 2019 Term Loan B, (1 mo. LIBOR + 2.00%), 3.80%, 09/18/26		894	900,720
Forest City Enterprises LP, 2019 Term Loan B, (1 mo. LIBOR + 3.50%), 5.30%, 12/08/25		2,500	2,509,899
Realogy Corp., 2018 Term Loan B, (1 mo. LIBOR + 2.25%), 4.05%, 02/08/25		852	843,139
SMG Holdings, Inc., 2017 1st Lien Term Loan, (1 mo. LIBOR + 3.00%), 4.80%, 01/23/25		1,295	1,299,020

			13,056,346

Road & Rail — 0.3%
Moda Ingleside Energy Center LLC, 2018 Term Loan B, (1 mo. LIBOR + 3.25%), 5.05%, 09/29/25		878	879,008
Road Infrastructure Investment LLC, 2016 1st Lien Term Loan, 06/13/23(j)		1,283	1,184,483

			2,063,491

Semiconductors & Semiconductor Equipment — 0.2%
Microchip Technology, Inc., 2018 Term Loan B, (1 mo. LIBOR + 2.00%), 3.80%, 05/29/25		427	429,321
ON Semiconductor Corp., 2019 Term Loan B, (1 mo. LIBOR + 2.00%), 3.80%, 09/19/26		736	740,571

			1,169,892

Software — 17.1%
Applied Systems, Inc.(j):
2017 1st Lien Term Loan, (3 mo. LIBOR + 3.25%, 1.00% Floor), 5.19%, 09/19/24		4,427	4,440,287
2017 2nd Lien Term Loan, (3 mo. LIBOR + 7.00%, 8.94%, 09/19/25		764	776,987
BMC Software Finance, Inc., 2017 Term Loan, (1 mo. LIBOR + 4.25%), 6.05%, 10/02/25		3,328	3,286,481
Cerence, Inc., Term Loan B, (1 mo. LIBOR + 6.00%, 1.00% Floor), 7.69%, 10/01/24(a)		991	938,973
Cypress Intermediate Holdings III, Inc:
2017 1st Lien Term Loan, (1 mo. LIBOR + 2.75%, 4.55%., 1.00% Floor), 04/29/24		2,764	2,767,186

Security		Par (000)	Value

Software (continued)
2017 2nd Lien Term Loan, (1 mo. LIBOR + 6.75%, 8.55%., 1.00% Floor), 04/27/25	USD	740	$741,110
Digicel International Finance Ltd., 2017 Term Loan B, (6 mo. LIBOR + 3.25%), 5.34%, 05/28/24		341	302,880
DTI Holdco, Inc., 2018 Term Loan B, (2 mo. LIBOR + 4.75%, 1.00% Floor), 6.68%, 09/30/23		1,089	1,015,753
Ellie Mae, Inc., Term Loan, (3 mo. LIBOR + 4.00%), 5.94%, 04/17/26		3,850	3,867,215
Financial & Risk US Holdings, Inc.:
2018 EUR Term Loan, (EURIBOR + 4.00%), 5.05%, 10/01/25	EUR	961	1,084,191
2018 USD Term Loan, (1 mo. LIBOR + 3.25%), 5.05%, 10/01/25	USD	7,028	7,087,310
Infor (US), Inc., Term Loan B6, (3 mo. LIBOR + 2.75%, 1.00% Floor), 4.69%, 02/01/22		8,486	8,519,216
Informatica Corp., 2018 Term Loan, (1 mo. LIBOR + 3.25%), 5.05%, 08/05/22		5,135	5,152,451
Kronos, Inc:
2017 Term Loan B, (3 mo. LIBOR + 3.00%, 4.91%., 1.00% Floor), 11/01/23		7,220	7,252,236
2nd Lien Term Loan, (3 mo. LIBOR + 8.25%, 10.16%, 1.00% Floor), 11/01/24		2,510	2,556,008
McAfee LLC, 2018 Term Loan B, (1 mo. LIBOR + 3.75%), 5.55%, 09/30/24		4,860	4,878,715
Mitchell International, Inc.:
2017 1st Lien Term Loan, (1 mo. LIBOR + 3.25%), 5.05%, 11/29/24		3,660	3,624,217
2017 2nd Lien Term Loan, (1 mo. LIBOR + 7.25%), 9.05%, 12/01/25(a)		887	848,983
Renaissance Holding Corp., 2018 Add On Term Loan, (1 mo. LIBOR + 3.25%), 5.05%, 05/30/25		596	591,879
RP Crown Parent LLC, 2016 Term Loan B, (1 mo. LIBOR + 2.75%, 1.00% Floor), 4.55%, 10/12/23		2,649	2,663,576
Severin Acquisition LLC, 2018 Term Loan B, 08/01/25(j)		1,519	1,507,877
SolarWinds Holdings, Inc., 2018 Term Loan B, (1 mo. LIBOR + 2.75%), 4.55%, 02/05/24		5,128	5,158,183
Solera LLC, Term Loan B, 03/03/23(j)		3,506	3,509,413
Sophia LP, 2017 Term Loan B, (3 mo. LIBOR + 3.25%, 1.00% Floor), 5.19%, 09/30/22		6,496	6,507,493
SS&C Technologies Holdings Europe Sarl, 2018 Term Loan B4, (1 mo. LIBOR + 2.25%), 4.05%, 04/16/25		677	681,364
SS&C Technologies, Inc.:
2018 Term Loan B3, (1 mo. LIBOR + 2.25%), 4.05%, 04/16/25		977	983,130
2018 Term Loan B5, (1 mo. LIBOR + 2.25%), 4.05%, 04/16/25		4,782	4,811,210
Tempo Acquisition LLC, Term Loan, (1 mo. LIBOR + 2.75%), 4.55%, 05/01/24		5,283	5,310,721
Tibco Software, Inc., 2019 Term Loan B, (1 mo. LIBOR + 4.00%), 5.71%, 06/30/26		4,543	4,558,306
Ultimate Software Group, Inc., Term Loan B, (1 mo. LIBOR + 3.75%), 5.55%, 05/04/26		3,288	3,306,763
Vertafore, Inc., 2018 1st Lien Term Loan, (1 mo. LIBOR + 3.25%), 5.05%, 07/02/25		4,625	4,565,946

			103,296,060

Specialty Retail — 2.5%
Belron Finance US LLC:
2019 USD Term Loan B, (3 mo. LIBOR + 2.50%), 4.44%, 11/07/26		1,163	1,166,640

26	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2019	BlackRock Debt Strategies Fund, Inc. (DSU) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Specialty Retail (continued)
Term Loan B, (3 mo. LIBOR + 2.25%), 4.14%, 11/07/24	USD	1,457	$1,461,634
Term Loan B, (3 mo. LIBOR + 2.25%), 4.15%, 11/13/25		2,029	2,036,117
IAA, Inc., Term Loan B, (1 mo. LIBOR + 2.25%), 4.06%, 06/28/26(a)		941	948,519
Leslie’s Poolmart, Inc., 2018 Term Loan, (1 mo. LIBOR + 3.50%, 1.00% Floor), 5.34%, 08/16/23		758	707,531
MED ParentCo LP:
1st Lien Delayed Draw Term Loan, (1 mo. LIBOR + 4.25%), 6.05%, 08/31/26		81	80,546
1st Lien Term Loan, (1 mo. LIBOR + 4.25%), 6.05%, 08/31/26		1,515	1,512,471
Midas Intermediate Holdco II LLC, Incremental Term Loan B, 08/18/21(j)		1,417	1,389,720
PetSmart, Inc., Term Loan B2, 03/11/22(j)		4,777	4,720,100
Research Now Group, Inc., 2017 1st Lien Term Loan, (3 mo. LIBOR + 5.50%, 1.00% Floor), 7.41%, 12/20/24		1,156	1,154,665

			15,177,943

Technology Hardware, Storage & Peripherals — 0.5%
Western Digital Corp., 2018 Term Loan B4, (3 mo. LIBOR + 1.75%), 3.45%, 04/29/23		2,966	2,978,162

Textiles, Apparel & Luxury Goods — 0.5%
Ascend Performance Materials Operations LLC, 2019 Term Loan B, (3 mo. LIBOR + 5.25%, 1.00% Floor), 7.19%, 08/27/26(a)		2,989	3,010,945

Thrifts & Mortgage Finance — 0.7%
IG Investment Holdings LLC, 2018 1st Lien Term Loan, (1 mo. LIBOR + 4.00%, 1.00% Floor), 5.80%, 05/23/25		4,254	4,266,273

Trading Companies & Distributors — 0.9%
Beacon Roofing Supply, Inc., 2017 Term Loan B, (1 mo. LIBOR + 2.25%), 4.05%, 01/02/25		1,268	1,272,613
HD Supply, Inc., Term Loan B5, (1 mo. LIBOR + 1.75%), 3.55%, 10/17/23		4,126	4,149,771
United Rentals, Inc., Term Loan B, (1 mo. LIBOR + 1.75%), 3.55%, 10/31/25		264	265,719

			5,688,103

Utilities — 0.4%
ExGen Renewables IV LLC, Term Loan B, (3 mo. LIBOR + 3.00%, 1.00% Floor), 4.91%, 11/28/24		2,188	2,155,245

Wireless Telecommunication Services — 0.8%
Geo Group, Inc., 2018 Term Loan B, (1 mo. LIBOR + 2.00%), 3.80%, 03/22/24		1,464	1,310,343
Ligado Networks LLC, PIK Exit Term Loan (9.75% PIK), 0.00%, 12/07/20(c)(e)		522	334,275
SBA Senior Finance II LLC, 2018 Term Loan B, (1 mo. LIBOR + 1.75%), 3.55%, 04/11/25		3,404	3,414,293

			5,058,911

Total Floating Rate Loan Interests — 117.3% (Cost — $709,948,506)			710,005,117

Security		Shares	Value

Investment Companies — 5.1%

Equity Fund — 5.1%
Invesco Senior Loan ETF		1,338,368	$30,541,558

Total Investment Companies — 5.1% (Cost — $30,306,536)			30,541,558

		Beneficial Interest (000)

Other Interests(a)(b)(k) — 0.0%

IT Services — 0.0%
Millennium Corp.	USD	1,156	—
Millennium Lender Claims		1,084	—

Total Other Interests — 0.0% (Cost — $—)			—

		Par (000)

Preferred Securities – 1.4%

Capital Trusts — 1.3%

Banks(i) — 0.3%
Banco de Sabadell SA, 6.50%(f)	EUR	200	234,435
Bankia SA, 6.38%(f)		200	243,128
CaixaBank SA, 6.75%(f)		200	251,822
Hongkong & Shanghai Banking Corp. Ltd., Series 3H, 2.13%(h)	USD	100	77,006
ING Groep NV, 6.75%(f)		200	216,990
Wells Fargo & Co., Series U, 5.88%(f)		840	934,500

			1,957,881

Building Materials — 0.0%
Holcim Finance Luxembourg SA, 3.00%(f)(i)	EUR	100	118,339

Capital Markets — 0.0%
Goldman Sachs Group, Inc., Series P, 5.00%(f)(i)	USD	182	183,365

Diversified Financial Services(i) — 0.8%
Bank of America Corp.,(f):
Series AA, 6.10%		752	837,578
Series DD, 6.30%		155	179,025
Series X, 6.25%		350	388,937
Series Z, 6.50%		232	263,320
HBOS Capital Funding LP, 6.85%		200	204,200
HSBC Holdings PLC, 6.00%(f)		600	639,000
JPMorgan Chase & Co.,(f):
Series 1, 5.41%		52	52,468
Series FF, 5.00%		865	899,600
Series V, 5.42%		780	785,850
Royal Bank of Scotland Group PLC, 8.63%(f)		246	263,835

			4,513,813

Diversified Telecommunication Services(i) — 0.1%
Koninklijke KPN NV, 2.00%(f)	EUR	100	114,223
Telefonica Europe BV(f):
3.88%		100	121,893
4.38%		100	125,069

			361,185

SCHEDULES OF INVESTMENTS	27

Schedule of Investments (continued) December 31, 2019	BlackRock Debt Strategies Fund, Inc. (DSU) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Electric Utilities — 0.0%
Naturgy Finance BV, 3.38%(f)(i)	EUR	100	$120,291
RWE AG, 2.75%, 04/21/75(f)		10	11,375

			131,666

Electronic Equipment, Instruments & Components — 0.0%
Belden, Inc., 4.13%, 10/15/26		100	119,999

Utilities — 0.1%
Electricite de France SA(f)(i):
3.00%		200	231,070
4.00%		100	122,365

			353,435

Wireless Telecommunication Services — 0.0%
Vodafone Group PLC, 3.10%, 01/03/79(l)		100	117,779

Total Capital Trusts — 1.3% (Cost — $7,494,232)			7,857,462

		Shares

Preferred Stock – 0.1%

Capital Markets — 0.1%
Goldman Sachs Group, Inc., Series J, 5.50%(f)(i)		13,550	363,411

Total Preferred Stocks — 0.1% (Cost — $338,750)			363,411

Trust Preferred – 0.0%

Diversified Financial Services — 0.0%
GMAC Capital Trust I, Series 2, 7.70%, 2/15/40(f)		4,196	109,306

Total Trust Preferreds — 0.0% (Cost — $106,563)			109,306

Total Preferred Securities — 1.4% (Cost — $7,939,545)			8,330,179

Warrants — 0.0%

Metals & Mining — 0.0%
AFGlobal Corp. (Expires 12/20/20)(a)		5,283	—

Shares	Value

Transportation Infrastructure — 0.0%
Turbo Cayman Ltd. (Strike Price $0.01)(a)	1	$—

Total Warrants — 0.0% (Cost — $—)	—

Total Long-Term Investments — 145.3% (Cost — $894,619,459)	879,262,130

Options Purchased — 0.0% (Cost — $66,804)	142,678

Total Investments — 145.3% (Cost — $894,686,263)	879,404,808

Liabilities in Excess of Other Assets — (45.3)%	(274,164,654)

Net Assets — 100.0%	$605,240,154

(a)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(b)	Non-income producing security.
(c)	Issuer filed for bankruptcy and/or is in default.
(d)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(e)	Payment-in-kind security which may pay interest/dividends in additional par/shares and/or in cash. Rates shown are the current rate and possible payment rates.
(f)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.
(g)	When-issued security.
(h)	Variable rate security. Rate shown is the rate in effect as of period end.
(i)	Perpetual security with no stated maturity date.
(j)	Represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate.
(k)	Other interests represent beneficial interests in liquidation trusts and other reorganization or private entities.
(l)

Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

During the period ended December 31, 2019, investments in issuers considered to be an affiliate/affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at 02/28/19	Net Activity	Shares Held at 12/31/19	Value at 12/31/19	Income	Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class(b)	3,616,393	(3,616,393)	—	$—	$26,680	$6	$—

(a)	Includes net capital gain distributions, if applicable.
(b)	As of period end, the entity is no longer held by the Fund.

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

28	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2019	BlackRock Debt Strategies Fund, Inc. (DSU)

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
Euro Stoxx 50 Index	1	03/20/20	$42	$(193)
Euro Stoxx 600 Index	1	03/20/20	8	(35)

				$(228)

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
EUR	153,000	USD	172,145	UBS AG	02/05/20	$(173)
USD	8,295,859	EUR	7,508,000	Citibank N.A.	02/05/20	(143,135)
USD	2,141,881	GBP	1,658,000	Barclays Bank PLC	02/05/20	(56,379)

	Net unrealized depreciation					$(199,687)

Exchange-Traded Options Purchased

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
Energy Select Sector SPDR Fund	305	01/17/20	USD	60.21	USD	1,831	$27,908
Energy Select Sector SPDR Fund	205	01/17/20	USD	59.21	USD	1,231	31,468
SPDR S&P Oil & Gas Exploration & Production ETF	305	01/17/20	USD	22.00	USD	723	56,272
SPDR S&P Oil & Gas Exploration & Production ETF	255	01/17/20	USD	23.00	USD	604	27,030

							$142,678

OTC Credit Default Swaps — Buy Protection

Reference Obligation/Index	Financing Rate Paid by the Fund	Payment Frequency	Counterparty	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
UPC Holding BV	5.00%	Quarterly	JPMorgan Chase Bank N.A.	06/20/24	EUR	20	$(3,824)	$(4,258)	$434
UPC Holding BV	5.00	Quarterly	BNP Paribas S.A.	06/20/24	EUR	4	(789)	(929)	140
UPC Holding BV	5.00	Quarterly	Bank of America N.A.	06/20/24	EUR	10	(1,912)	(2,221)	309

							$(6,525)	$(7,408)	$883

OTC Credit Default Swaps — Sell Protection

Reference Obligation/Index	Financing Rate Received by the Fund	Payment Frequency	Counterparty	Termination Date	Credit Rating (a)	Notional Amount (000) (b)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Casino Guichard Perrachon SA	1.00%	Quarterly	JPMorgan Chase Bank N.A.	06/20/23	B	EUR	10	$(1,610)	$(728)	$(882)
Casino Guichard Perrachon SA	1.00	Quarterly	Bank of America N.A.	06/20/23	B	EUR	9	(1,489)	(1,037)	(452)
Casino Guichard Perrachon SA	1.00	Quarterly	JPMorgan Chase Bank N.A.	06/20/23	B	EUR	5	(877)	(523)	(354)
Casino Guichard Perrachon SA	1.00	Quarterly	Citibank N.A.	06/20/23	B	EUR	9	(1,459)	(929)	(530)
Casino Guichard Perrachon SA	1.00	Quarterly	JPMorgan Chase Bank N.A.	06/20/23	B	EUR	9	(1,460)	(930)	(530)
Casino Guichard Perrachon SA	1.00	Quarterly	JPMorgan Chase Bank N.A.	06/20/23	B	EUR	4	(585)	(349)	(236)
Casino Guichard Perrachon SA	1.00	Quarterly	Barclays Bank PLC	06/20/23	B	EUR	6	(932)	(533)	(399)
CenturyLink, Inc.	1.00	Quarterly	Barclays Bank PLC	12/20/23	B+	USD	170	(3,160)	(10,531)	7,371
Chesapeake Energy Corp.	5.00	Quarterly	Barclays Bank PLC	12/20/23	B+	USD	168	(64,550)	259	(64,809)
Chesapeake Energy Corp.	5.00	Quarterly	Barclays Bank PLC	12/20/23	B+	USD	478	(183,658)	3,718	(187,376)
Tesco PLC	1.00	Quarterly	Citibank N.A.	12/20/23	B+	EUR	50	905	(596)	1,501

SCHEDULES OF INVESTMENTS	29

Schedule of Investments (continued) December 31, 2019	BlackRock Debt Strategies Fund, Inc. (DSU)

OTC Credit Default Swaps — Sell Protection (continued)

Reference Obligation/Index	Financing Rate Received by the Fund	Payment Frequency	Counterparty	Termination Date	Credit Rating (a)	Notional Amount (000) (b)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Casino Guichard Perrachon SA	5.00%	Quarterly	Credit Suisse International	06/20/24	B	EUR	5	$(358)	$(356)	$(2)
Casino Guichard Perrachon SA	5.00	Quarterly	Credit Suisse International	06/20/24	B	EUR	5	(317)	(363)	46
Telecom Italia SpA	1.00	Quarterly	Goldman Sachs International	06/20/24	B+	EUR	10	(62)	(828)	766
Telecom Italia SpA	1.00	Quarterly	Citibank N.A.	06/20/24	B+	EUR	3	(16)	(80)	64
Telecom Italia SpA	1.00	Quarterly	Bank of America N.A.	06/20/24	B+	EUR	3	(15)	(79)	64
Telecom Italia SpA	1.00	Quarterly	Citibank N.A.	06/20/24	B+	EUR	3	(15)	(82)	67
Garfunkelux Holdco 2 SA	5.00	Quarterly	Credit Suisse International	12/20/24	B+	EUR	10	284	(134)	418
Garfunkelux Holdco 2 SA	5.00	Quarterly	Credit Suisse International	12/20/24	B+	EUR	20	568	—	568
CenturyLink, Inc.	1.00	Quarterly	Barclays Bank PLC	06/20/25	B+	USD	185	(12,299)	(27,403)	15,104
Telecom Italia SpA	1.00	Quarterly	Citibank N.A.	06/20/26	B+	EUR	5	(281)	(708)	427
Virgin Media Finance PLC	5.00	Quarterly	Credit Suisse International	12/20/26	B	EUR	10	2,243	2,440	(197)

								$(269,143)	$(39,772)	$(229,371)

(a)	Using the rating of the issuer or the underlying securities of the index, as applicable, provided by S&P Global Ratings.
(b)	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

Balances Reported in the Statements of Assets and Liabilities for OTC Swaps

	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation
OTC Swaps	$6,417	$(53,597)	$27,279	$(255,767)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Options purchased
Investments at value — unaffiliated(a)	$—	$—	$142,678	$—	$—	$—	$142,678
Swaps — OTC
Unrealized appreciation on OTC swaps; Swap premiums paid	—	33,696	—	—	—	—	33,696

	$—	$33,696	$142,678	$—	$—	$—	$176,374

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(b)	$—	$—	$228	$—	$—	$—	$228
Forward foreign currency exchange contracts
Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	199,687	—	—	199,687
Swaps — OTC
Unrealized depreciation on OTC swaps; Swap premiums received	—	309,364	—	—	—	—	309,364

	$—	$309,364	$228	$199,687	$—	$—	$509,279

(a)	Includes options purchased at value as reported in the Schedule of Investments.
(b)

Net cumulative unrealized appreciation (depreciation) on futures contracts, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

30	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2019	BlackRock Debt Strategies Fund, Inc. (DSU)

Derivative Financial Instruments Categorized by Risk Exposure (continued)

For the period ended December 31, 2019, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$9,797	$—	$(28,472)	$—	$(18,675)
Forward foreign currency exchange contracts	—	—	—	935,994	—	—	935,994
Options purchased(a)	—	—	(161,866)	—	(43,958)	—	(205,824)
Swaps	—	13,113	—	—	600,428	—	613,541

	$—	$13,113	$(152,069)	$935,994	$527,998	$—	$1,325,036

(a)	Options purchased are included in net realized gain (loss) from investments — unaffiliated.

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$(3,324)	$—	$2,253	$—	$(1,071)
Forward foreign currency exchange contracts	—	—	—	(352,702)	—	—	(352,702)
Options purchased(a)	—	—	84,589	—	—	—	84,589
Swaps	—	(194,523)	—	—	(569,000)	—	(763,523)

	$—	$(194,523)	$81,265	$(352,702)	$(566,747)	$—	$(1,032,707)

(a)	Options purchased are included in net change in unrealized appreciation (depreciation) on investments — unaffiliated.

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts – long	$46,588
Average notional value of contracts – short	$252,884
Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$22,178,497
Average amounts sold — in USD	$10,210,939
Options:
Average value of option contracts purchased	$53,717
Credit default swaps:
Average notional value — buy protection	$28,349
Average notional value — sell protection	$1,309,432
Total return swaps:
Average notional value	$—	(a)

(a)	Derivative not held at any quarter-end. The risk exposure table serves as an indicator of activity during the period.

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets		Liabilities
Derivative Financial Instruments:
Futures contracts	$—		$—
Forward foreign currency exchange contracts	—		199,687
Options	142,678	(a)	—
Swaps — OTC(b)	33,696		309,364

Total derivative assets and liabilities in the Statements of Assets and Liabilities	$176,374		$509,051
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(142,678)		—

Total derivative assets and liabilities subject to an MNA	$33,696		$509,051

(a)	Includes options purchased at value which is included in Investments at value — unaffiliated in the Statements of Assets and Liabilities and reported in the Schedule of Investments.
(b)	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums paid/received in the Statements of Assets and Liabilities.

SCHEDULES OF INVESTMENTS	31

Schedule of Investments (continued) December 31, 2019	BlackRock Debt Strategies Fund, Inc. (DSU)

Derivative Financial Instruments — Offsetting as of Period End (continued)

The following tables present the Fund’s derivative assets (and liabilities) by counterparty net of amounts available for offset under an MNA and net of the related collateral received (and pledged) by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets (b)
Bank of America N.A.	$373	$(373)	$—	$—	$—
Barclays Bank PLC	26,452	(26,452)	—	—	—
BNP Paribas S.A.	140	(140)	—	—	—
Citibank N.A.	2,059	(2,059)	—	—	—
Credit Suisse International	3,472	(1,052)	—	—	2,420
Goldman Sachs International	766	(766)	—	—	—
JPMorgan Chase Bank N.A.	434	(434)	—	—	—

	$33,696	$(31,276)	$—	$—	$2,420

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities (c)
Bank of America N.A.	$3,789	$(373)	$—	$—	$3,416
Barclays Bank PLC	347,430	(26,452)	—	—	320,978
BNP Paribas S.A.	929	(140)	—	—	789
Citibank N.A.	146,060	(2,059)	—	—	144,001
Credit Suisse International	1,052	(1,052)	—	—	—
Goldman Sachs International	828	(766)	—	—	62
JPMorgan Chase Bank N.A.	8,790	(434)	—	—	8,356
UBS AG	173	—	—	—	173

	$509,051	$(31,276)	$—	$—	$477,775

(a)	The amount of derivatives available for offset is limited to the amount of derivative asset and/or liabilities that are subject to an MNA.
(b)	Net amount represents the net amount receivable from the counterparty in the event of default.
(c)	Net amount represents the net amount payable due to counterparty in the event of default.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3		Total
Assets:
Investments:
Long-Term Investments:
Common Stocks(a)	$13,859	$85,760	$763,992		$863,611
Corporate Bonds(a)	—	129,521,663	2		129,521,665
Floating Rate Loan Interests(a)	—	679,661,494	30,343,623		710,005,117
Investment Companies	30,541,558	—	—		30,541,558
Other Interests	—	—	—	(b)	—	(b)
Preferred Securities(a)	472,717	7,857,462	—		8,330,179
Warrants	—	—	—		—
Options Purchased:
Equity Contracts	83,302	59,376	—		142,678
Unfunded floating rate loan interests(c)	—	167,290	—		167,290

	$31,111,436	$817,353,045	$31,107,617		$879,572,098

32	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2019	BlackRock Debt Strategies Fund, Inc. (DSU)

Fair Value Hierarchy as of Period End (continued)

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments(d)
Assets:
Credit contracts	$—	$27,279	$—	$27,279
Liabilities:
Credit contracts	—	(255,767)	—	(255,767)
Equity contracts	(228)	—	—	(228)
Forward foreign currency contracts	—	(199,687)	—	(199,687)

	$(228)	$(428,175)	$—	$(428,403)

(a)	See above Schedule of Investments for values in each industry.
(b)	Rounds to less than $1.
(c)	Unfunded floating rate loan interests are valued at the unrealized appreciation (depreciation) on the commitment.
(d)

Derivative financial instruments are swaps, futures contracts and forward foreign currency exchange contracts. Swaps, futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, bank borrowings payable of $262,000,000 is categorized as Level 2 within the disclosure hierarchy.

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Common Stocks	Corporate Bonds	Floating Rate Loan Interests	Other Interests		Warrants	Options Purchased	Total
Assets:
Opening balance, as of February 28, 2019	$3,075,400	$8,149,827	$42,349,614	$—	(a)	$—	$—	$53,574,841
Transfers into Level 3	—	—	5,839,888	—		—	—	5,839,888
Transfers out of Level 3(b)	—	—	(24,460,480)	—		—	—	(24,460,480)
Accrued discounts/premiums	—	—	22,490	—		—	—	22,490
Net realized gain (loss)	(7,838,389)	(1,581,795)	(151,988)	—		(30)	(5,867)	(9,578,069)
Net change in unrealized appreciation (depreciation)(c)(d)	6,546,822	2,923,642	126,751	—		30	5,867	9,603,112
Purchases	10,161,243	204,106	16,145,692	—		—	—	26,511,041
Sales	(11,181,084)	(9,695,778)	(9,528,344)	—		—	—	(30,405,206)

Closing balance, as of December 31, 2019	$763,992	$2	$30,343,623	$—	(a)	$—	$—	$31,107,617

Net change in unrealized appreciation (depreciation) on investments still held at December 31, 2019(d)	$(1,336,995)	$—	$97,932	$—		$—	$—	$(1,239,063)

(a)	Rounds to less than $1.
(b)

As of February 28, 2019, the Fund used significant unobservable inputs in determining the value of certain investments. As of December 31, 2019, the Fund used observable inputs in determining the value of the same investments. As a result, investments at the beginning of period value were transferred from Level 3 to Level 2 in the disclosure hierarchy.

(c)	Included in the related net change in unrealized appreciation (depreciation) in the Statements of Operations.
(d)

Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at December 31, 2019 is generally due to investments no longer held or categorized as Level 3 at period end.

The Fund’s investments that are categorized as Level 3 were valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of such Level 3 investments.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	33

Schedule of Investments December 31, 2019	BlackRock Floating Rate Income Strategies Fund, Inc. (FRA) (Percentages shown are based on Net Assets)

Security		Shares	Value

Common Stocks — 0.2%

Diversified Financial Services — 0.0%
Kcad Holdings I Ltd.(a)(b)		309,827,230	$210,683

Health Care Management Services — 0.0%
New Millennium HoldCo, Inc.(b)		14,906	89

Media — 0.1%
Clear Channel Outdoor Holdings, Inc.(b)		114,650	327,899
iHeartMedia, Inc., Class A(b)		5,727	96,786

			424,685

Metals & Mining — 0.0%
Preferred Proppants LLC(a)(b)		12,198	27,446

Semiconductors & Semiconductor Equipment — 0.0%
SunPower Corp.(b)		1,860	14,508

Software — 0.0%
Avaya Holdings Corp.(b)		66	891

Utilities — 0.1%
Texgen LLC(a)(b)		8,431	318,270

Total Common Stocks — 0.2% (Cost — $4,775,643)			996,572

		Par (000)

Corporate Bonds — 1.2%

Aerospace & Defense — 0.3%
Wolverine Escrow LLC, 9.00%, 11/15/26(c)	USD	1,555	$1,628,862

Diversified Consumer Services — 0.1%
Prime Security Services Borrower LLC/Prime Finance, Inc., 9.25%, 05/15/23(c)		170	178,288

Electric Utilities — 0.0%
Texas Competitive Electric Holdings Co. LLC/TCEH Finance, Inc., 11.50%, 10/01/20(a)		1,061	—

Industrial Conglomerates — 0.2%
Vertiv Group Corp., 10.00%, 05/15/24(c)		871	931,970

Media — 0.0%
CSC Holdings LLC, 10.88%, 10/15/25(c)		79	88,283

Metals & Mining — 0.1%
Freeport-McMoRan, Inc., 3.88%, 03/15/23		625	636,394

Oil, Gas & Consumable Fuels — 0.1%
CONSOL Energy, Inc., 11.00%, 11/15/25(c)		790	672,985

Software — 0.4%
Infor (US), Inc., 6.50%, 05/15/22		1,176	1,193,640
Informatica LLC, 7.13%, 07/15/23(c)		658	667,870

			1,861,510

Total Corporate Bonds — 1.2% (Cost — $5,973,386)			5,998,292

Floating Rate Loan Interests(d) — 133.7%

Aerospace & Defense — 3.0%
1199169 B.C. Unlimited Liability Co., 2019 Term Loan B2, (3 mo. LIBOR + 4.00%), 5.94%, 04/06/26		1,979	1,990,761
Atlantic Aviation FBO, Inc., 2018 Term Loan B, (1 mo. LIBOR + 3.75%), 5.55%, 12/06/25		1,160	1,172,614
Bleriot US Bidco, Inc., Term Loan B, (3 mo. LIBOR + 4.75%), 6.69%, 10/31/26		1,135	1,144,561

Security		Par (000)	Value

Aerospace & Defense (continued)
Dynasty Acquisition Co., Inc., 2019 Term Loan B1, (3 mo. LIBOR + 4.00%), 5.94%, 04/06/26	USD	3,680	$3,702,817
Nordam Group, Inc., Term Loan B, (1 mo. LIBOR + 5.50%), 7.25%, 04/09/26(a)		786	782,130
TransDigm, Inc.:
2018 Term Loan F, (1 mo. LIBOR + 2.50%), 4.30%, 06/09/23		6,253	6,269,454
2018 Term Loan G, 08/22/24(e)		663	664,678

			15,727,015

Air Freight & Logistics — 1.0%
Avolon TLB Borrower 1 (US) LLC, Term Loan B3, (1 mo. LIBOR + 1.75%), 3.51%, 01/15/25		1,757	1,767,220
WestJet Airlines Ltd., Term Loan B, (1 mo. LIBOR + 3.00%, 1.00% Floor), 4.72%, 12/11/26		3,195	3,220,688

			4,987,908

Airlines — 0.8%
Allegiant Travel Co., Term Loan B, (3 mo. LIBOR + 4.50%), 6.39%, 02/05/24(a)		1,486	1,495,059
American Airlines, Inc.:
2017 Incremental Term Loan, (1 mo. LIBOR + 2.00%), 3.74%, 12/14/23		1,833	1,838,779
Repriced TL B due 2023, (1 mo. LIBOR + 2.00%), 3.80%, 04/28/23		1,079	1,081,064

			4,414,902

Auto Components — 2.3%
Panther BF Aggregator 2 LP, USD Term Loan B, (1 mo. LIBOR + 3.50%), 5.30%, 04/30/26		6,555	6,566,895
USI, Inc.:
2017 Repriced Term Loan, 05/16/24(e)		3,848	3,844,478
2019 Incremental Term Loan B, (1 mo. LIBOR + 4.00%), 5.80%, 12/02/26		220	221,193
Wand NewCo 3, Inc., 2019 1st Lien Term Loan, (1 mo. LIBOR + 3.50%), 5.30%, 02/05/26		1,416	1,426,065

			12,058,631

Banks — 0.7%
Capri Finance LLC, 2017 1st Lien Term Loan, 11/01/24(e)		3,532	3,489,325

Building Materials — 1.2%
Allied Universal Holdco LLC:
2019 Delayed Draw Term Loan, (3 mo. LIBOR + 4.25%), 6.05%, 07/10/26		569	571,516
2019 Term Loan B, (1 mo. LIBOR + 4.25%), 6.05%, 07/10/26		5,744	5,772,308

			6,343,824

Building Products — 1.1%
CPG International, Inc., 2017 Term Loan, (3 mo. LIBOR + 3.75%, 1.00% Floor), 5.93%, 05/05/24		1,412	1,411,265
LSF10 XL Bidco SCA, EUR Term Loan B3, (3 mo. LIBOR + 4.00%), 4.00%, 10/12/26	EUR	1,000	1,104,672
Wilsonart LLC, 2017 Term Loan B, (3 mo. LIBOR + 3.25%, 1.00% Floor), 5.20%, 12/19/23	USD	3,422	3,427,368

			5,943,305

Capital Markets — 2.4%
Duff & Phelps Corp., 2017 Term Loan B, (1 mo. LIBOR + 3.25%, 1.00% Floor), 5.05%, 02/13/25		3,483	3,468,395
Fortress Investment Group LLC, 2018 Term Loan B, (1 mo. LIBOR + 2.00%), 3.80%, 12/27/22		1,217	1,222,611
Greenhill & Co., Inc., Term Loan B, (1 mo. LIBOR + 3.25%), 4.99%, 04/12/24		1,533	1,519,883
Jefferies Finance LLC, 2019 Term Loan, (1 mo. LIBOR + 3.75%), 5.50%, 06/03/26		1,353	1,348,694

34	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2019	BlackRock Floating Rate Income Strategies Fund, Inc. (FRA) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Capital Markets (continued)
RPI Finance Trust, Term Loan B6, (1 mo. LIBOR + 2.00%), 3.80%, 03/27/23	USD	2,322	$2,339,961
Travelport Finance (Luxembourg) Sarl:
2019 2nd Lien Term Loan, (3 mo. LIBOR + 9.00%), 10.94%, 05/28/27(a)		1,145	956,075
2019 Term Loan, (3 mo. LIBOR + 5.00%), 6.94%, 05/29/26		1,887	1,758,683

			12,614,302

Chemicals — 5.1%
Alpha 3 BV, 2017 Term Loan B1, (3 mo. LIBOR + 3.00%, 1.00% Floor), 4.94%, 01/31/24		4,238	4,244,701
Axalta Coating Systems US Holdings, Inc., Term Loan, (3 mo. LIBOR + 1.75%), 3.69%, 06/01/24		3,515	3,520,243
Charter NEX US Holdings, Inc., 2017 Term Loan B, (1 mo. LIBOR + 3.00%, 1.00% Floor), 4.80%, 05/16/24		3,196	3,180,090
Charter NEX US, Inc., Incremental Term Loan, (1 mo. LIBOR + 3.50%), 5.30%, 05/16/24		1,069	1,073,973
Chemours Co., 2018 Term Loan B, (1 mo. LIBOR + 1.75%), 3.55%, 04/03/25		1,009	983,962
Element Materials Technology Group US Holdings, Inc., 2017 Term Loan B, 06/28/24(e)		719	713,684
Encapsys LLC, 1st Lien Term Loan, (1 mo. LIBOR + 3.50%, 1.00% Floor), 5.30%, 11/07/24		1,258	1,265,489
Invictus US LLC:
1st Lien Term Loan, (3 mo. LIBOR + 3.00%), 4.93%, 03/28/25		1,046	1,009,185
2nd Lien Term Loan, (3 mo. LIBOR + 6.75%), 8.68%, 03/30/26		430	398,825
Messer Industries GmbH, 2018 USD Term Loan, (3 mo. LIBOR + 2.50%), 4.44%, 03/01/26		2,891	2,904,154
Momentive Performance Materials, Inc., Term Loan B, (1 mo. LIBOR + 3.25%), 5.05%, 05/15/24		1,060	1,052,395
Oxea Holding Drei GmbH, 2017 Term Loan B2, (3 mo. LIBOR + 3.50%), 5.56%, 10/14/24		3,616	3,627,632
PQ Corp., 2018 Term Loan B, (3 mo. LIBOR + 2.50%), 4.43%, 02/08/25		2,226	2,236,446
Tata Chemicals North America, Inc., Term Loan B, (3 mo. LIBOR + 2.75%, 1.00% Floor), 4.56%, 08/07/20		422	419,880

			26,630,659

Commercial Services & Supplies — 6.1%
Advanced Disposal Services, Inc., Term Loan B3, (1 Week LIBOR + 2.25%), 3.85%, 11/10/23		3,106	3,115,743
Aramark Services, Inc.:
2018 Term Loan B3, (1 mo. LIBOR + 1.75%), 3.55%, 03/11/25		274	274,826
2019 Term Loan B4, 01/27/27(e)		988	992,634
Asurion LLC:
2017 2nd Lien Term Loan, (1 mo. LIBOR + 6.50%), 8.30%, 08/04/25		1,882	1,903,643
2017 Term Loan B4, (1 mo. LIBOR + 3.00%), 4.80%, 08/04/22		1,574	1,581,816
2018 Term Loan B6, (1 mo. LIBOR + 3.00%), 4.80%, 11/03/23		2,952	2,966,970
2018 Term Loan B7, (1 mo. LIBOR + 3.00%), 4.80%, 11/03/24		1,162	1,168,321
Creative Artists Agency, LLC, 2019 Term Loan B, (1 mo. LIBOR + 3.75%), 5.55%, 11/27/26		3,199	3,222,993
Diamond (BC) BV, Term Loan, 09/06/24(e)		1,627	1,589,446
EnergySolutions LLC, 2018 Term Loan B, (3 mo. LIBOR + 3.75%, 1.00% Floor), 5.69%, 05/09/25		575	541,985

Security		Par (000)	Value

Commercial Services & Supplies (continued)
GFL Environmental, Inc., 2018 USD Term Loan B, (1 mo. LIBOR + 3.00%, 1.00% Floor), 4.80%, 05/30/25	USD	1,061	$1,062,191
Harland Clarke Holdings Corp., Term Loan B7, (3 mo. LIBOR + 4.75%, 1.00% Floor), 6.69%, 11/03/23		470	372,694
KAR Auction Services, Inc., 2019 Term Loan B6, (1 mo. LIBOR + 2.25%), 4.06%, 09/19/26		1,005	1,011,504
Prime Security Services Borrower LLC, 2019 Term Loan B1, (1 mo. LIBOR + 3.25%, 1.00% Floor), 4.94%, 09/23/26		2,435	2,440,248
US Ecology, Inc., Term Loan B, (1 mo. LIBOR + 2.50%), 4.30%, 08/14/26		408	410,807
Verisure Holding AB, EUR Term Loan B1E, (3 mo. LIBOR + 3.00%), 3.00%, 10/20/22	EUR	1,000	1,122,653
Verscend Holding Corp., 2018 Term Loan B, (1 mo. LIBOR + 4.50%), 6.30%, 08/27/25	USD	5,478	5,509,858
West Corp., 2017 Term Loan, (3 mo. LIBOR + 4.00%, 1.00% Floor), 5.93%, 10/10/24		3,238	2,736,203

			32,024,535

Communications Equipment — 0.5%
Avantor, Inc., 2017 1st Lien Term Loan, (1 mo. LIBOR + 3.00%, 1.00% Floor), 4.80%, 11/21/24		1,423	1,435,148
Ciena Corp., 2018 Term Loan B, (1 mo. LIBOR + 2.00%), 3.76%, 09/26/25		1,319	1,322,864

			2,758,012

Construction & Engineering — 1.4%
AECOM, Term Loan B, (1 mo. LIBOR + 1.75%), 3.55%, 03/13/25		703	703,814
Brand Energy & Infrastructure Services, Inc., 2017 Term Loan, 06/21/24(e)		2,940	2,929,149
Ply Gem Midco, Inc., 2018 Term Loan, (1 mo. LIBOR + 3.75%), 5.49%, 04/12/25		449	447,753
SRS Distribution, Inc., 2018 1st Lien Term Loan, (1 mo. LIBOR + 3.25%), 5.05%, 05/23/25		2,260	2,239,237
USIC Holdings, Inc., 2017 Term Loan B, (1 mo. LIBOR + 3.25%, 1.00% Floor), 5.05%, 12/08/23		904	899,668

			7,219,621

Construction Materials — 2.6%
American Builders & Contractors Supply Co., Inc., 2019 Term Loan, (1 mo. LIBOR + 2.00%), 3.80%, 01/15/27		3,274	3,288,662
Core & Main LP, 2017 Term Loan B, (1 mo. LIBOR + 2.75%, 1.00% Floor), 4.44%, 08/01/24		5,003	5,001,380
Filtration Group Corp., 2018 1st Lien Term Loan, (1 mo. LIBOR + 3.00%), 4.80%, 03/29/25		3,099	3,108,930
Forterra Finance LLC, 2017 Term Loan B, 10/25/23(e)		828	808,212
Foundation Building Materials LLC, 2018 Term Loan B, (1 mo. LIBOR + 3.00%), 4.80%, 08/13/25		804	806,424
Tamko Building Products, Inc., Term Loan B, (1 mo. LIBOR + 3.25%), 5.16%, 06/01/26(a)		730	735,037

			13,748,645

Containers & Packaging — 2.6%
Berry Global, Inc.:
2019 Term Loan Y, (3 mo. LIBOR + 2.00%), 3.89%, 07/01/26		2,627	2,642,854
Term Loan W, (1 mo. LIBOR + 2.00%), 3.72%, 10/01/22		4,782	4,795,504

SCHEDULES OF INVESTMENTS	35

Schedule of Investments (continued) December 31, 2019	BlackRock Floating Rate Income Strategies Fund, Inc. (FRA) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Containers & Packaging (continued)
BWAY Holding Co., 2017 Term Loan B, (3 mo. LIBOR + 3.25%), 5.23%, 04/03/24	USD	2,777	$2,765,052
Flex Acquisition Co., Inc., 1st Lien Term Loan, (3 mo. LIBOR + 3.00%, 1.00% Floor), 4.69%, 12/29/23		2,658	2,632,128
Pregis TopCo Corp., 1st Lien Term Loan, (1 mo. LIBOR + 4.00%), 5.80%, 07/31/26		836	835,741

			13,671,279

Distributors — 0.4%
TriMark USA LLC, 2017 1st Lien Term Loan, (1 mo. LIBOR + 3.50%), 5.30%, 08/28/24		2,761	2,242,923

Diversified Consumer Services — 4.1%
Ascend Learning LLC, 2017 Term Loan B, (1 mo. LIBOR + 3.00%, 1.00% Floor), 4.80%, 07/12/24		1,580	1,589,363
BidFair MergerRight, Inc., Term Loan B, (1 mo. LIBOR + 5.50%, 1.00% Floor), 7.24%, 01/15/27		3,046	3,011,957
Bright Horizons Family Solutions, Inc., 2017 Term Loan B, (1 mo. LIBOR + 1.75%), 3.55%, 11/07/23		2,874	2,893,374
Genuine Financial Holdings LLC, 2018 1st Lien Term Loan, (1 mo. LIBOR + 3.75%), 5.55%, 07/12/25		1,724	1,707,466
Nomad Foods Europe Midco Ltd., 2017 Term Loan B4, (1 mo. LIBOR + 2.25%), 3.99%, 05/15/24		1,154	1,155,321
Serta Simmons Bedding LLC:
1st Lien Term Loan, (1 mo. LIBOR + 3.50%, 5.24%, 1.00% Floor), 11/08/23		945	606,831
2nd Lien Term Loan, (1 mo. LIBOR + 8.00%, 9.79%, 1.00% Floor), 11/08/24		126	37,063
Spin Holdco, Inc., 2017 Term Loan B, (3 mo. LIBOR + 3.25%, 1.00% Floor), 5.25%, 11/14/22		4,708	4,661,778
TruGreen LP, 2019 Term Loan, (1 mo. LIBOR + 3.75%, 1.00% Floor), 5.55%, 03/19/26		2,242	2,261,277
Uber Technologies, Inc., 2018 Incremental Term Loan, (1 mo. LIBOR + 3.50%), 5.30%, 07/13/23		3,445	3,434,767

			21,359,197

Diversified Financial Services — 2.6%
Advisor Group, Inc., 2019 Term Loan, (1 mo. LIBOR + 5.00%), 6.80%, 08/01/26		3,066	3,037,670
AlixPartners LLP, 2017 Term Loan B, (1 mo. LIBOR + 2.75%, 1.00% Floor), 4.55%, 04/04/24		4,258	4,277,715
Allsup’s Convenience Stores, Inc., Term Loan, (3 mo. LIBOR + 6.25%), 8.00%, 11/18/24(a)		1,077	1,069,370
EG Finco Ltd., 2018 Term Loan, (3 mo. LIBOR + 4.00%), 5.96%, 02/07/25		1,172	1,165,007
Kingpin Intermediate Holdings LLC, 2018 Term Loan B, (1 mo. LIBOR + 3.50%, 1.00% Floor), 5.30%, 07/03/24(a)		1,915	1,922,289
LTI Holdings, Inc., 2018 Add On 1st Lien Term Loan, (1 mo. LIBOR + 3.50%), 5.30%, 09/06/25		578	517,265
SSH Group Holdings, Inc., 2018 1st Lien Term Loan, (1 mo. LIBOR + 4.25%), 6.05%, 07/30/25		1,112	1,116,065
Starwood Property Trust, Inc., 2019 Term Loan B, (1 mo. LIBOR + 2.50%), 4.30%, 07/27/26		606	609,894

			13,715,275

Diversified Telecommunication Services — 2.8%
CenturyLink, Inc., 2017 Term Loan B, (1 mo. LIBOR + 2.75%), 4.55%, 01/31/25		1,866	1,872,709
Hargray Communications Group, Inc., 2017 Term Loan B, (1 mo. LIBOR + 3.00%, 1.00% Floor), 4.80%, 05/16/24		1,162	1,165,114

Security		Par (000)	Value

Diversified Telecommunication Services (continued)
Iridium Satellite LLC, Term Loan, (1 mo. LIBOR + 3.75%, 1.00% Floor), 5.55%, 11/04/26	USD	1,132	$1,145,448
Level 3 Financing, Inc., 2019 Term Loan B, (1 mo. LIBOR + 1.75%), 3.55%, 03/01/27		1,931	1,936,890
MTN Infrastructure TopCo, Inc., 1st Lien Term Loan B, (1 mo. LIBOR + 3.00%, 1.00% Floor), 4.80%, 11/15/24		2,214	2,211,571
TDC A/S, Term Loan, (1 mo. LIBOR + 2.75%), 2.75%, 06/04/25	EUR	819	923,443
Telenet Financing USD LLC, Term Loan AN, (1 mo. LIBOR + 2.25%), 3.99%, 08/15/26	USD	1,367	1,373,323
Virgin Media Investment Holdings Ltd., Term Loan L, (LIBOR - GBP + 3.25%), 3.96%, 01/15/27	GBP	1,000	1,324,600
Zayo Group LLC:
2017 Incremental Term Loan, (1 mo. LIBOR + 2.25%, 1.00% Floor), 4.05%, 01/19/24	USD	290	290,739
2017 Term Loan B1, (1 mo. LIBOR + 2.00%), 3.80%, 01/19/21		2,335	2,338,563

			14,582,400

Electric Utilities — 0.4%
Texas Competitive Electric Holdings Co. LLC/TCEH Finance, Inc., Term Loan, 1.00%, 11/10/20(a)(b)(f)		1,710	—
Vistra Energy Corp., 1st Lien Term Loan B3, (1 mo. LIBOR + 1.75%), 3.55%, 12/31/25		1,836	1,845,732

			1,845,732

Electrical Equipment — 1.2%
Dell International LLC, 2019 Term Loan B, (1 mo. LIBOR + 2.00%), 3.80%, 09/19/25		2,594	2,609,400
Gates Global LLC, 2017 Repriced Term Loan B, (1 mo. LIBOR + 2.75%, 1.00% Floor), 4.55%, 04/01/24		3,818	3,817,786

			6,427,186

Energy Equipment & Services — 0.5%
GrafTech Finance, Inc., 2018 Term Loan B, (1 mo. LIBOR + 3.50%, 1.00% Floor), 5.30%, 02/12/25(a)		1,597	1,591,456
Pioneer Energy Services Corp., Term Loan, (1 mo. LIBOR + 7.75%, 1.00% Floor), 9.55%, 11/08/22(a)		845	811,200

			2,402,656

Equity Real Estate Investment Trusts (REITs) — 2.3%
Claros Mortgage Trust, Inc., Term Loan B, (1 mo. LIBOR + 3.25%), 4.96%, 08/09/26(a)		1,610	1,618,015
Iron Mountain, Inc., 2018 Term Loan B, (1 mo. LIBOR + 1.75%), 3.55%, 01/02/26		1,158	1,154,318
MGM Growth Properties Operating Partnership LP, 2016 Term Loan B, (1 mo. LIBOR + 2.00%), 3.80%, 03/21/25		2,931	2,940,927
RHP Hotel Properties LP, 2017 Term Loan B, (1 mo. LIBOR + 2.00%), 3.80%, 05/11/24		1,058	1,063,617
VICI Properties 1 LLC, Replacement Term Loan B, (1 mo. LIBOR + 2.00%), 3.79%, 12/20/24		5,381	5,403,711

			12,180,588

Food & Staples Retailing — 1.8%
Albertsons LLC:
2019 Term Loan B7, (1 mo. LIBOR + 2.75%), 4.55%, 11/17/25		442	445,813
2019 Term Loan B8, (1 mo. LIBOR + 2.75%), 4.55%, 08/17/26		12	11,617

36	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2019	BlackRock Floating Rate Income Strategies Fund, Inc. (FRA) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Food & Staples Retailing (continued)
BCPE Empire Holdings, Inc.:
2019 Delayed Draw Term Loan, (1 mo. LIBOR + 4.00%), 5.80%, 06/11/26	USD	27	$26,605
2019 Term Loan B, (1 mo. LIBOR + 4.00%), 5.80%, 06/11/26		1,062	1,064,207
Hearthside Food Solutions LLC:
2018 Incremental Term Loan, 05/23/25(e)		2,068	2,056,779
2018 Term Loan B, (1 mo. LIBOR + 3.68%), 5.49%, 05/23/25		577	569,878
US Foods, Inc.:
2016 Term Loan B, (1 mo. LIBOR + 1.75%), 3.55%, 06/27/23		2,653	2,660,220
2019 Term Loan B, (1 mo. LIBOR + 2.00%), 3.80%, 09/13/26		2,557	2,565,387

			9,400,506

Food Products — 3.3%
1011778 B.C. Unlimited Liability Co., Term Loan B4, (1 mo. LIBOR + 1.75%), 3.55%, 11/19/26		4,397	4,401,171
8th Avenue Food & Provisions, Inc., 2018 1st Lien Term Loan, 10/01/25(e)		993	996,189
Chobani LLC, 2017 Term Loan B, (1 mo. LIBOR + 3.50%, 1.00% Floor), 5.30%, 10/10/23		4,254	4,252,830
Hostess Brands LLC, 2019 Term Loan, 08/03/25(e)		171	171,127
JBS USA LUX SA, 2019 Term Loan B, (1 mo. LIBOR + 2.00%), 3.80%, 05/01/26		679	683,375
Reynolds Group Holdings, Inc., 2017 Term Loan, (1 mo. LIBOR + 2.75%), 4.55%, 02/05/23		6,894	6,910,184

			17,414,876

Health Care Equipment & Supplies — 2.1%
Immucor, Inc., Extended Term Loan B, (3 mo. LIBOR + 5.00%, 1.00% Floor), 6.94%, 06/15/21		5,240	5,215,740
Mallinckrodt International Finance SA, Term Loan B, (3 mo. LIBOR + 2.75%), 4.69%, 09/24/24		799	650,370
Ortho-Clinical Diagnostics SA, 2018 Term Loan B, 06/30/25(e)		5,142	5,076,164

			10,942,274

Health Care Providers & Services — 5.0%
AHP Health Partners, Inc., 2018 Term Loan, (1 mo. LIBOR + 4.50%, 1.00% Floor), 6.30%, 06/30/25		816	820,930
CHG Healthcare Services, Inc., 2017 1st Lien Term Loan B, (1 mo. LIBOR + 3.00%, 1.00% Floor), 4.80%, 06/07/23		2,660	2,675,316
Da Vinci Purchaser Corp., 2019 Term Loan, 12/03/26(e)		968	968,000
DentalCorp Perfect Smile ULC, 1st Lien Term Loan, (1 mo. LIBOR + 3.75%, 1.00% Floor), 5.55%, 06/06/25		796	791,019
Diplomat Pharmacy, Inc., 2017 Term Loan B, (3 mo. LIBOR + 4.50%, 1.00% Floor), 6.41%, 12/20/24		844	823,414
Envision Healthcare Corp., 2018 1st Lien Term Loan, (1 mo. LIBOR + 3.75%), 5.55%, 10/10/25		2,196	1,867,851
Explorer Holdings, Inc., 2016 Term Loan B, (3 mo. LIBOR + 3.75%, 1.00% Floor), 5.60%, 05/02/23(a)		1,053	1,060,623
Femur Buyer, Inc., 1st Lien Term Loan, (3 mo. LIBOR + 4.50%), 6.44%, 03/05/26(a)		608	592,746
Gentiva Health Services, Inc., 2018 1st Lien Term Loan, (1 mo. LIBOR + 3.75%), 5.56%, 07/02/25		2,339	2,349,543
HC Group Holdings II, Inc., Term Loan B, (1 mo. LIBOR + 4.50%), 6.30%, 08/06/26		1,531	1,523,345

Security		Par (000)	Value

Health Care Providers & Services (continued)
HCA, Inc.:
Term Loan B12, (1 mo. LIBOR + 1.75%), 3.55%, 03/13/25	USD	1,346	$1,352,470
Term Loan B13, (1 mo. LIBOR + 1.75%), 3.55%, 03/18/26		1,778	1,787,090
MPH Acquisition Holdings LLC, 2016 Term Loan B, (3 mo. LIBOR + 2.75%, 1.00% Floor), 4.69%, 06/07/23		1,890	1,860,876
nThrive, Inc., 2016 1st Lien Term Loan, (1 mo. LIBOR + 4.50%, 1.00% Floor), 6.30%, 10/20/22		2,492	2,062,410
NVA Holdings, Inc., Term Loan B3, (PRIME + 1.75%), 6.50%, 02/02/25		2,026	2,023,605
Team Health Holdings, Inc., 1st Lien Term Loan, (1 mo. LIBOR + 2.75%, 1.00% Floor), 4.55%, 02/06/24		1,540	1,241,855
Vizient, Inc., 2019 Term Loan B5, (1 mo. LIBOR + 2.75%), 4.55%, 05/06/26		867	869,152
Zotec Partners LLC, 2018 Term Loan, (1 mo. LIBOR + 5.00%, 1.00% Floor), 6.80%, 02/14/24(a)		1,186	1,188,714

			25,858,959

Health Care Services — 0.9%
Emerald TopCo., Inc., Term Loan, 07/24/26(e)		2,340	2,351,110
WP CityMD Bidco LLC, 2019 Term Loan B, 08/13/26(e)		2,360	2,360,496

			4,711,606

Health Care Technology — 2.0%
Athenahealth, Inc., 2019 Term Loan B, (3 mo. LIBOR + 4.50%), 6.40%, 02/11/26		5,030	5,048,847
Change Healthcare Holdings, Inc., 2017 Term Loan B, (1 mo. LIBOR + 2.50%, 1.00% Floor), 4.30%, 03/01/24		3,647	3,657,187
GoodRx, Inc., 1st Lien Term Loan, (1 mo. LIBOR + 2.75%), 4.55%, 10/10/25		1,059	1,064,120
Quintiles IMS, Inc., 2017 Term Loan B, (3 mo. LIBOR + 1.75%), 3.69%, 03/07/24		499	501,417

			10,271,571

Hotels, Restaurants & Leisure — 8.7%
Aimbridge Acquisition Co., Inc., 2019 Term Loan B, (1 mo. LIBOR + 3.75%), 5.54%, 02/02/26(a)		435	438,491
Aristocrat Technologies, Inc., 2018 1st Lien Term Loan, (3 mo. LIBOR + 1.75%), 3.72%, 10/19/24		1,396	1,401,653
Boyd Gaming Corp., Term Loan B3, (1 Week LIBOR + 2.25%), 3.85%, 09/15/23		1,191	1,198,020
Caesars Resort Collection LLC, 2017 1st Lien Term Loan B, (1 mo. LIBOR + 2.75%), 4.55%, 12/23/24		4,871	4,875,892
CCM Merger, Inc., Term Loan B, (1 mo. LIBOR + 2.25%), 4.05%, 08/08/21		1,322	1,327,928
Four Seasons Hotels Ltd., 1st Lien Term Loan, (1 mo. LIBOR + 2.00%), 3.80%, 11/30/23		3,097	3,116,762
Gateway Casinos & Entertainment Ltd., 2018 Term Loan B, (3 mo. LIBOR + 3.00%), 4.94%, 03/13/25		148	146,949
Golden Nugget LLC, 2017 Incremental Term Loan B, (3 mo. LIBOR + 2.75%), 4.72%, 10/04/23		1,857	1,861,538
Hilton Worldwide Finance LLC, 2019 Term Loan B2, (1 mo. LIBOR + 1.75%), 3.54%, 06/22/26		2,950	2,968,581
IRB Holding Corp., 1st Lien Term Loan, (3 mo. LIBOR + 3.25%, 1.00% Floor), 5.22%, 02/05/25		3,744	3,763,637
KFC Holding Co., 2018 Term Loan B, (3 mo. LIBOR + 1.75%), 3.49%, 04/03/25		1,408	1,411,686

SCHEDULES OF INVESTMENTS	37

Schedule of Investments (continued) December 31, 2019	BlackRock Floating Rate Income Strategies Fund, Inc. (FRA) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Hotels, Restaurants & Leisure (continued)
Penn National Gaming, Inc., 2018 1st Lien Term Loan B, (1 mo. LIBOR + 2.25%), 4.05%, 10/15/25	USD	599	$600,819
Playa Resorts Holding BV, 2017 Term Loan B, (1 mo. LIBOR + 2.75%, 1.00% Floor), 4.55%, 04/29/24		1,128	1,123,782
Playtika Holding Corp., Term Loan B, (1 mo. LIBOR + 6.00%, 1.00% Floor), 7.80%, 12/10/24		1,475	1,488,738
Sabre GLBL, Inc., 2018 Term Loan B, (1 mo. LIBOR + 2.00%), 3.80%, 02/22/24		2,814	2,828,506
Scientific Games International, Inc., 2018 Term Loan B5, (1 mo. LIBOR + 2.75%), 4.55%, 08/14/24		3,188	3,193,755
Stars Group Holdings BV, 2018 USD Incremental Term Loan, (3 mo. LIBOR + 3.50%), 5.44%, 07/10/25		5,300	5,341,489
Station Casinos LLC, 2016 Term Loan B, (1 mo. LIBOR + 2.50%), 4.30%, 06/08/23		2,942	2,953,416
Tackle Sarl, 2017 EUR Term Loan, (3 mo. LIBOR + 3.75%), 3.75%, 08/08/22	EUR	1,000	1,123,573
Whatabrands LLC, Term Loan B, (1 mo. LIBOR + 3.25%), 4.94%, 08/02/26	USD	2,626	2,639,077
Wyndham Hotels & Resorts, Inc., Term Loan B, (1 mo. LIBOR + 1.75%), 3.55%, 05/30/25		1,565	1,572,168

			45,376,460

Independent Power and Renewable Electricity Producers — 0.9%
AES Corp., 2018 Term Loan B, (3 mo. LIBOR + 1.75%), 3.66%, 05/31/22		36	35,981
Calpine Construction Finance Co. LP, 2017 Term Loan B, (1 mo. LIBOR + 2.50%), 4.30%, 01/15/25		238	238,666
Calpine Corp.:
2019 Term Loan B10, (1 mo. LIBOR + 2.50%), 4.30%, 08/12/26		724	728,308
Term Loan B9, (3 mo. LIBOR + 2.25%), 4.20%, 04/05/26		3,674	3,693,013

			4,695,968

Industrial Conglomerates — 1.7%
Cortes NP Acquisition Corp., 2017 Term Loan B, (3 mo. LIBOR + 4.00%, 1.00% Floor), 5.93%, 11/30/23		5,071	5,053,362
Sequa Mezzanine Holdings LLC, 1st Lien Term Loan, (3 mo. LIBOR + 5.00%, 1.00% Floor), 6.90%, 11/28/21		1,590	1,589,374
Sundyne US Purchaser, Inc., Term Loan, (1 mo. LIBOR + 4.00%), 5.80%, 05/15/26		2,122	2,132,965

			8,775,701

Insurance — 4.7%
Alliant Holdings I, Inc., 2018 Term Loan B, (1 mo. LIBOR + 3.00%), 4.80%, 05/09/25		3,608	3,605,692
Alliant Holdings Intermediate LLC, Term Loan B, (1 mo. LIBOR + 3.25%), 4.99%, 05/09/25		1,045	1,045,628
AmWINS Group, Inc., 2017 Term Loan B, 01/25/24(e)		3,197	3,219,619
AssuredPartners, Inc., 2017 1st Lien Add-On Term Loan, (1 mo. LIBOR + 3.50%), 5.30%, 10/22/24		2,875	2,881,321
Davis Vision, Inc., 1st Lien Term Loan B, (1 mo. LIBOR + 3.00%, 1.00% Floor), 4.80%, 12/02/24		1,814	1,815,123
Hub International Ltd.:
2018 Term Loan B, (3 mo. LIBOR + 2.75%), 4.69%, 04/25/25		3,398	3,393,104
2019 Incremental Term Loan B, (3 mo. LIBOR + 4.00%, 1.00% Floor), 5.90%, 04/25/25		1,548	1,562,211

Security		Par (000)	Value

Insurance (continued)
Sedgwick Claims Management Services, Inc.:
2019 Term Loan B, (1 mo. LIBOR + 4.00%), 5.80%, 09/03/26	USD	1,819	$1,833,642
Term Loan B, (1 mo. LIBOR + 3.25%), 5.05%, 12/31/25		4,938	4,936,957

			24,293,297

Interactive Media & Services — 0.7%
Ancestry.com Operations, Inc., Non-Extended Term Loan B, (1 mo. LIBOR + 3.75%, 1.00% Floor), 5.55%, 10/19/23		1,352	1,330,647
Rackspace Hosting, Inc., 2017 Incremental 1st Lien Term Loan, (3 mo. LIBOR + 3.00%, 1.00% Floor), 4.90%, 11/03/23		1,340	1,298,343
TierPoint LLC, 2017 1st Lien Term Loan, (1 mo. LIBOR + 3.75%, 1.00% Floor), 5.55%, 05/06/24		1,227	1,192,847

			3,821,837

IT Services — 3.5%
Altran Technologies SA, 1st Lien Term Loan, (1 mo. LIBOR + 2.50%), 4.26%, 03/20/25		668	668,100
Camelot U.S. Acquisition 1 Co., Term Loan B, (1 mo. LIBOR + 3.25%), 5.05%, 10/31/26		2,717	2,731,943
Epicor Software Corp., 1st Lien Term Loan, (1 mo. LIBOR + 3.25%, 1.00% Floor), 5.05%, 06/01/22		2,601	2,613,091
Evertec Group LLC, 2018 Term Loan B, (1 mo. LIBOR + 3.50%), 5.30%, 11/27/24		914	920,623
Flexential Intermediate Corp., 2nd Lien Term Loan, (3 mo. LIBOR + 7.25%, 1.00% Floor), 9.16%, 08/01/25		975	598,816
Greeneden US Holdings II LLC, 2018 Term Loan B, (1 mo. LIBOR + 3.25%), 5.05%, 12/01/23		2,184	2,188,689
Trans Union LLC, 2019 Term Loan B5, (1 mo. LIBOR + 1.75%), 3.55%, 11/16/26		4,122	4,135,901
WEX, Inc., Term Loan B3, (1 mo. LIBOR + 2.25%), 4.05%, 05/15/26		4,619	4,643,842

			18,501,005

Leisure Products — 0.2%
MND Holdings III Corp., 2018 1st Lien Term Loan, (3 mo. LIBOR + 3.50%, 1.00% Floor), 5.44%, 06/19/24(a)		1,010	944,721

Life Sciences Tools & Services — 2.6%
Albany Molecular Research, Inc:
2017 1st Lien Term Loan, (1 mo. LIBOR + 3.25%, 5.05%., 1.00% Floor), 08/30/24		734	728,972
2017 2nd Lien Term Loan, (1 mo. LIBOR + 7.00%, 8.80%., 1.00% Floor), 08/30/25		395	393,519
eResearchTechnology, Inc., 2019 Term Loan, 11/20/26(e)		2,155	2,168,469
Sotera Health Holdings LLC, 2019 Term Loan, 12/11/26(e)		10,047	10,069,015

			13,359,975

Machinery — 1.9%
Clark Equipment Company, 2019 Term Loan B, (3 mo. LIBOR + 1.75%), 3.69%, 05/18/24		596	597,889
Columbus McKinnon Corp., 2018 Term Loan B, (3 mo. LIBOR + 2.50%, 1.00% Floor), 4.44%, 01/31/24(a)		134	134,804
Gardner Denver, Inc., 2017 Term Loan B, (1 mo. LIBOR + 2.75%), 4.55%, 07/30/24		2,278	2,290,903

38	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2019	BlackRock Floating Rate Income Strategies Fund, Inc. (FRA) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Machinery (continued)
Terex Corp., 2019 Term Loan B1, (2 mo. LIBOR + 2.75%), 4.59%, 01/31/24	USD	323	$324,175
Titan Acquisition Ltd., 2018 Term Loan B, (1 mo. LIBOR + 3.00%), 4.80%, 03/28/25		5,603	5,502,633
Welbilt, Inc., 2018 Term Loan B, (1 mo. LIBOR + 2.50%), 4.30%, 10/23/25(a)		993	995,232

			9,845,636

Media — 11.5%
Altice Financing SA:
2017 1st Lien Term Loan, (1 mo. LIBOR + 2.75%), 4.51%, 01/31/26		708	702,900
2017 Term Loan B, (1 mo. LIBOR + 2.75%), 4.49%, 07/15/25		241	240,171
Altice France SA:
2018 Term Loan B13, (1 mo. LIBOR + 4.00%), 5.74%, 08/14/26		3,573	3,575,970
USD Term Loan B12, (1 mo. LIBOR + 3.68%), 5.43%, 01/31/26		534	534,100
Charter Communications Operating LLC, 2019 Term Loan B1, (1 mo. LIBOR + 1.75%), 3.55%, 04/30/25		4,396	4,424,017
Clear Channel Outdoor Holdings, Inc., Term Loan B, (1 mo. LIBOR + 3.50%), 5.30%, 08/21/26		7,229	7,262,425
Connect Finco Sarl, Term Loan B, 12/11/26(e)		5,285	5,306,412
CSC Holdings LLC:
2017 1st Lien Term Loan, (1 mo. LIBOR + 2.25%), 3.99%, 07/17/25		1,345	1,345,473
2019 Term Loan B5, (1 mo. LIBOR + 2.50%), 4.24%, 04/15/27		1,674	1,679,386
Diamond Sports Group LLC, Term Loan, (1 mo. LIBOR + 3.25%), 5.03%, 08/24/26		1,865	1,861,445
Gray Television, Inc.:
2017 Term Loan B, (1 mo. LIBOR + 2.25%), 3.95%, 02/07/24		607	608,650
2018 Term Loan C, (1 mo. LIBOR + 2.50%), 4.20%, 01/02/26		821	825,181
iHeartCommunications, Inc., Exit Term Loan, (1 mo. LIBOR + 4.00%), 5.69%, 05/01/26		2,715	2,734,310
Intelsat Jackson Holdings SA, 2017 Term Loan B3, (6 mo. LIBOR + 3.75%, 1.00% Floor), 5.68%, 11/27/23		395	395,352
Learfield Communications LLC, 2016 1st Lien Term Loan, (1 mo. LIBOR + 3.25%, 1.00% Floor), 5.05%, 12/01/23		2,786	2,441,596
Liberty Latin America Ltd., Term Loan B, (1 mo. LIBOR + 5.00%), 6.74%, 10/22/26		1,291	1,305,524
Lions Gate Capital Holdings LLC, 2018 Term Loan B, (1 mo. LIBOR + 2.25%), 4.05%, 03/24/25		1,372	1,367,802
MCC Iowa LLC, Term Loan N, (1 Week LIBOR + 1.75%), 3.38%, 02/15/24		1,062	1,064,768
MH Sub I LLC, 2017 1st Lien Term Loan, (1 mo. LIBOR + 3.75%), 5.55%, 09/13/24		2,225	2,227,695
Midcontinent Communications, 2019 Term Loan B, (3 mo. LIBOR + 2.25%), 3.99%, 08/15/26		738	743,205
Nexstar Broadcasting, Inc., 2019 Term Loan B4, (1 mo. LIBOR + 2.75%), 4.45%, 09/18/26		1,558	1,565,260
PCI Gaming Authority, Term Loan, (1 mo. LIBOR + 2.50%), 4.30%, 05/29/26		1,357	1,364,652
PSAV Holdings LLC, 2018 1st Lien Term Loan, (3 mo. LIBOR + 3.25%, 1.00% Floor), 5.23%, 03/03/25(a)		3,468	3,450,705
Radiate Holdco LLC, 1st Lien Term Loan, (1 mo. LIBOR + 3.00%), 4.80%, 02/01/24		2,057	2,063,547

Security		Par (000)	Value

Media (continued)
Sinclair Television Group, Inc., Term Loan B2, (1 mo. LIBOR + 2.25%), 4.05%, 01/03/24	USD	190	$189,681
Terrier Media Buyer, Inc., Term Loan B, (3 mo. LIBOR + 4.25%), 6.15%, 12/17/26		1,467	1,480,760
Trader Corp., 2017 Term Loan B, (1 mo. LIBOR + 3.00%, 1.00% Floor), 4.80%, 09/28/23(a)		3,761	3,770,227
Univision Communications, Inc., Term Loan C5, (1 mo. LIBOR + 2.75%, 1.00% Floor), 4.55%, 03/15/24		1,151	1,134,517
William Morris Endeavor Entertainment LLC, 2018 1st Lien Term Loan, (1 mo. LIBOR + 2.75%), 4.55%, 05/18/25		2,108	2,095,259
Ziggo Secured Finance Partnership, Term Loan E, (1 mo. LIBOR + 2.50%), 4.24%, 04/15/25		2,392	2,398,227

			60,159,217

Metals & Mining — 0.9%
Ball Metalpack LLC, 2018 1st Lien Term Loan B, 07/31/25(e)		1,488	1,305,596
Equinox Holdings, Inc., 2017 1st Lien Term Loan, (1 mo. LIBOR + 3.00%, 1.00% Floor), 4.80%, 03/08/24		3,389	3,398,484

			4,704,080

Multiline Retail — 0.3%
Eyemart Express LLC, 2017 Term Loan B, (1 mo. LIBOR + 3.00%, 1.00% Floor), 4.80%, 08/04/24		965	966,487
Neiman Marcus Group Ltd. LLC, Cash Pay Extended Term Loan, (1 mo. LIBOR + 6.00%), 7.71%, 10/25/23		963	792,036

			1,758,523

Oil & Gas Equipment & Services — 0.3%
McDermott Technology Americas, Inc.:
2018 1st Lien Term Loan, 10/21/21(e)		763	777,184
2018 1st Lien Term Loan, (3 mo. LIBOR + 5.00%, 1.00% Floor), 6.94%, 05/09/25		1,717	999,983

			1,777,167

Oil, Gas & Consumable Fuels — 0.8%
California Resources Corp., Second Out Term Loan, (1 mo. LIBOR + 10.37%, 1.00% Floor), 12.18%, 12/31/21		1,737	1,287,921
CONSOL Energy, Inc., 1st Lien Term Loan B, (1 mo. LIBOR + 4.50%, 1.00% Floor), 6.30%, 09/27/24		803	708,663
Edgewater Generation LLC, Term Loan, 12/13/25(e)		1,520	1,451,483
EG Group Ltd., 2018 Term Loan B, (3 mo. LIBOR + 4.00%), 5.96%, 02/07/25		791	786,468

			4,234,535

Personal Products — 0.6%
Sunshine Luxembourg VII Sarl, USD 1st Lien Term Loan, (3 mo. LIBOR + 4.25%, 1.00% Floor), 6.19%, 10/01/26		2,826	2,849,274

Pharmaceuticals — 4.4%
Amneal Pharmaceuticals LLC, 2018 Term Loan B, (1 mo. LIBOR + 3.50%), 5.31%, 05/04/25		1,515	1,357,078
Catalent Pharma Solutions, Inc., Term Loan B2, (1 mo. LIBOR + 2.25%, 1.00% Floor), 4.05%, 05/18/26		2,071	2,076,671
Endo Luxembourg Finance Co. I Sarl, 2017 Term Loan B, (1 mo. LIBOR + 4.25%), 6.06%, 04/29/24		1,591	1,519,652

SCHEDULES OF INVESTMENTS	39

Schedule of Investments (continued) December 31, 2019	BlackRock Floating Rate Income Strategies Fund, Inc. (FRA) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Pharmaceuticals (continued)
Grifols Worldwide Operations USA, Inc., USD 2019 Term Loan B, (1 mo. LIBOR + 2.00%), 3.74%, 11/15/27	USD	2,769	$2,790,234
Jaguar Holding Co. II, 2018 Term Loan, (1 mo. LIBOR + 2.50%, 1.00% Floor), 4.30%, 08/18/22		7,606	7,641,025
Valeant Pharmaceuticals International, Inc., 2018 Term Loan B, (1 mo. LIBOR + 3.00%), 4.74%, 06/02/25		7,667	7,705,219

			23,089,879

Professional Services — 1.6%
ASGN, Inc., 2019 Term Loan B3, (1 mo. LIBOR + 1.75%), 3.55%, 04/02/25		732	734,122
Cast and Crew Payroll LLC, 2019 1st Lien Term Loan, (1 mo. LIBOR + 4.00%), 5.80%, 02/09/26		2,065	2,073,572
Dun & Bradstreet Corp., Term Loan, (1 mo. LIBOR + 5.00%), 6.79%, 02/06/26		4,149	4,181,860
SIRVA Worldwide, Inc., 2018 1st Lien Term Loan, (3 mo. LIBOR + 5.50%), 7.41%, 08/04/25(a)		1,274	1,255,295

			8,244,849

Real Estate Management & Development — 2.4%
CityCenter Holdings LLC, 2017 Term Loan B, (1 mo. LIBOR + 2.25%), 4.05%, 04/18/24		4,649	4,665,188
DTZ US Borrower LLC, 2018 Add On Term Loan B, (1 mo. LIBOR + 3.25%), 5.05%, 08/21/25		3,111	3,111,666
ESH Hospitality, Inc., 2019 Term Loan B, (1 mo. LIBOR + 2.00%), 3.80%, 09/18/26		775	780,670
Forest City Enterprises LP, 2019 Term Loan B, (1 mo. LIBOR + 3.50%), 5.30%, 12/08/25		2,091	2,099,369
Realogy Corp., 2018 Term Loan B, (1 mo. LIBOR + 2.25%), 4.05%, 02/08/25		780	772,114
SMG Holdings, Inc., 2017 1st Lien Term Loan, (1 mo. LIBOR + 3.00%), 4.80%, 01/23/25		1,192	1,196,115

			12,625,122

Road & Rail — 0.3%
Moda Ingleside Energy Center LLC, 2018 Term Loan B, (1 mo. LIBOR + 3.25%), 5.05%, 09/29/25		734	734,323
Road Infrastructure Investment LLC, 2016 1st Lien Term Loan, 06/13/23(e)		1,109	1,023,963

			1,758,286

Semiconductors & Semiconductor Equipment — 0.3%
Microchip Technology, Inc., 2018 Term Loan B, (1 mo. LIBOR + 2.00%), 3.80%, 05/29/25		857	861,073
ON Semiconductor Corp., 2019 Term Loan B, (1 mo. LIBOR + 2.00%), 3.80%, 09/19/26		640	643,854

			1,504,927

Software — 18.0%
Applied Systems, Inc.(e):
2017 1st Lien Term Loan, 09/19/24		3,834	3,845,787
2017 2nd Lien Term Loan,09/19/25		726	738,084
BMC Software Finance, Inc., 2017 Term Loan, (1 mo. LIBOR + 4.25%), 6.05%, 10/02/25		2,962	2,925,586
Cerence, Inc., Term Loan B, (1 mo. LIBOR + 6.00%, 1.00% Floor), 7.69%, 10/01/24(a)		863	817,692
Cypress Intermediate Holdings III, Inc.:
2017 1st Lien Term Loan, 04/29/24(e)		2,748	2,751,321
2017 2nd Lien Term Loan, (1 mo. LIBOR + 6.75%, 1.00% Floor), 8.55%, 04/27/25		814	815,221
Digicel International Finance Ltd., 2017 Term Loan B, (6 mo. LIBOR + 3.25%), 5.34%, 05/28/24		1,459	1,297,717
DTI Holdco, Inc., 2018 Term Loan B, (3 mo. LIBOR + 4.75%, 1.00% Floor), 6.68%, 09/30/23		1,416	1,320,502

Security		Par (000)	Value

Software (continued)
Ellie Mae, Inc., Term Loan, (3 mo. LIBOR + 4.00%), 5.94%, 04/17/26	USD	3,339	$3,353,256
Financial & Risk US Holdings, Inc., 2018 USD Term Loan, 10/01/25(e)		6,512	6,566,880
Infor (US), Inc., Term Loan B6, (3 mo. LIBOR + 2.75%, 1.00% Floor), 4.69%, 02/01/22		7,141	7,168,830
Informatica Corp., 2018 Term Loan, (1 mo. LIBOR + 3.25%), 5.05%, 08/05/22		4,174	4,187,795
Kronos, Inc.:
2017 Term Loan B, (3 mo. LIBOR + 3.00%, 4.91%, 1.00% Floor), 11/01/23		6,260	6,287,346
2nd Lien Term Loan, (3 mo. LIBOR + 8.25%, 10.16%, 1.00% Floor), 11/01/24		2,135	2,174,134
McAfee LLC, 2018 Term Loan B, (1 mo. LIBOR + 3.75%), 5.55%, 09/30/24		4,238	4,253,585
Mitchell International, Inc.:
2017 1st Lien Term Loan, (1 mo. LIBOR + 3.25%), 5.05%, 11/29/24		3,163	3,131,438
2017 2nd Lien Term Loan, (1 mo. LIBOR + 7.25%), 9.05%, 12/01/25(a)		850	813,875
Renaissance Holding Corp., 2018 Add On Term Loan, (1 mo. LIBOR + 3.25%), 5.05%, 05/30/25		694	689,710
RP Crown Parent LLC, 2016 Term Loan B, (1 mo. LIBOR + 2.75%, 1.00% Floor), 4.55%, 10/12/23		3,118	3,135,575
Severin Acquisition LLC, 2018 Term Loan B, 08/01/25(e)		1,313	1,303,675
SolarWinds Holdings, Inc., 2018 Term Loan B, (1 mo. LIBOR + 2.75%), 4.55%, 02/05/24		4,641	4,667,580
Solera LLC, Term Loan B, (1 mo. LIBOR + 2.75%), 4.55%, 03/03/23		3,936	3,939,395
Sophia LP, 2017 Term Loan B, (3 mo. LIBOR + 3.25%, 1.00% Floor), 5.19%, 09/30/22		5,861	5,871,246
SS&C Technologies Holdings Europe Sarl, 2018 Term Loan B4, (1 mo. LIBOR + 2.25%), 4.05%, 04/16/25		1,530	1,540,157
SS&C Technologies, Inc.:
2018 Term Loan B3, (1 mo. LIBOR + 2.25%), 4.05%, 04/16/25		2,207	2,220,943
2018 Term Loan B5, (1 mo. LIBOR + 2.25%), 4.05%, 04/16/25		1,557	1,566,493
Tempo Acquisition LLC, Term Loan, (1 mo. LIBOR + 2.75%), 4.55%, 05/01/24		4,747	4,771,460
Tibco Software, Inc., 2019 Term Loan B, (1 mo. LIBOR + 4.00%), 5.71%, 06/30/26		4,537	4,552,386
Ultimate Software Group, Inc., Term Loan B, (1 mo. LIBOR + 3.75%), 5.55%, 05/04/26		2,858	2,874,356
Vertafore, Inc., 2018 1st Lien Term Loan, (1 mo. LIBOR + 3.25%), 5.05%, 07/02/25		4,287	4,232,063

			93,814,088

Specialty Retail — 2.9%
Belron Finance US LLC:
2019 USD Term Loan B, (3 mo. LIBOR + 2.50%), 4.44%, 11/07/26		893	895,795
Term Loan B, (3 mo. LIBOR + 2.25%), 4.14%, 11/07/24		2,929	2,937,138
Term Loan B, (3 mo. LIBOR + 2.25%), 4.15%, 11/13/25		448	450,152
CD&R Firefly Bidco Ltd., 2018 GBP Term Loan B1, (LIBOR - GBP + 4.50%), 5.31%, 06/23/25	GBP	1,000	1,310,175
IAA, Inc., Term Loan B, (1 mo. LIBOR + 2.25%), 4.06%, 06/28/26(a)	USD	826	831,918

40	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2019	BlackRock Floating Rate Income Strategies Fund, Inc. (FRA) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Specialty Retail (continued)
Leslie’s Poolmart, Inc., 2018 Term Loan, (1 mo. LIBOR + 3.50%, 1.00% Floor), 5.34%, 08/16/23	USD	661	$617,329
MED ParentCo LP:
1st Lien Delayed Draw Term Loan, (1 mo. LIBOR + 4.25%), 6.05%, 08/31/26		70	70,186
1st Lien Term Loan, (1 mo. LIBOR + 4.25%), 6.05%, 08/31/26		1,320	1,317,932
Midas Intermediate Holdco II LLC, Incremental Term Loan B, 08/18/21(e)		1,237	1,213,402
PetSmart, Inc., Term Loan B2, 03/11/22(e)		4,233	4,182,501
Research Now Group, Inc., 2017 1st Lien Term Loan, (3 mo. LIBOR + 5.50%, 1.00% Floor), 7.41%, 12/20/24		1,240	1,237,840

			15,064,368

Technology Hardware, Storage & Peripherals — 0.5%
Western Digital Corp., 2018 Term Loan B4, (3 mo. LIBOR + 1.75%), 3.45%, 04/29/23		2,795	2,805,682

Textiles, Apparel & Luxury Goods — 0.5%
Ascend Performance Materials Operations LLC, 2019 Term Loan B, (3 mo. LIBOR + 5.25%, 1.00% Floor), 7.19%, 08/27/26(a)		2,592	2,611,025

Thrifts & Mortgage Finance — 0.7%
IG Investment Holdings LLC, 2018 1st Lien Term Loan, (1 mo. LIBOR + 4.00%, 1.00% Floor), 5.80%, 05/23/25		3,698	3,708,756

Trading Companies & Distributors — 1.0%
Beacon Roofing Supply, Inc., 2017 Term Loan B, (1 mo. LIBOR + 2.25%), 4.05%, 01/02/25		1,076	1,080,364
HD Supply, Inc., Term Loan B5, (1 mo. LIBOR + 1.75%), 3.55%, 10/17/23		3,819	3,841,401
United Rentals, Inc., Term Loan B, (1 mo. LIBOR + 1.75%), 3.55%, 10/31/25		224	225,404

			5,147,169

Utilities — 0.4%
ExGen Renewables IV LLC, Term Loan B, (3 mo. LIBOR + 3.00%, 1.00% Floor), 4.91%, 11/28/24		1,908	1,879,778

Wireless Telecommunication Services — 1.2%
Geo Group, Inc., 2018 Term Loan B, (1 mo. LIBOR + 2.00%), 3.80%, 03/22/24		1,976	1,769,095
Ligado Networks LLC, PIK Exit Term Loan (9.75% PIK), 0.00%, 12/07/20(g)		451	288,514
SBA Senior Finance II LLC, 2018 Term Loan B, (1 mo. LIBOR + 1.75%), 3.55%, 04/11/25		4,304	4,316,749

			6,374,358

Total Floating Rate Loan Interests — 133.7% (Cost — $699,975,310)			698,713,395

		Shares

Investment Companies — 6.9%

Equity Fund — 6.9%
Invesco Senior Loan ETF		1,575,000	35,941,500

Total Investment Companies — 6.9% (Cost — $35,640,961)			35,941,500

Security		Beneficial Interest (000)	Value

Other Interests(a)(b)(h) — 0.0%

IT Services — 0.0%
Millennium Corp.	USD	1,607	$—
Millennium Lender Claims		1,508	—

Total Other Interests — 0.0% (Cost $—)			—

		Shares

Warrants — 0.1%

Media — 0.1%
iHeartMedia, Inc. (Expires 05/01/39)		43,029	727,147

Total Warrants — 0.1% (Cost — $774,479)			727,147

Total Long-Term Investments — 142.1% (Cost — $747,139,779)			742,376,906

Options Purchased — 0.0% (Cost — $57,426)			122,865

Total Investments — 142.1% (Cost — $747,197,205)			742,499,771

Liabilities in Excess of Other Assets — (42.1)%			(219,955,062)

Net Assets — 100.0%			$522,544,709

(a)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(b)	Non-income producing security.
(c)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	Variable rate security. Rate shown is the rate in effect as of period end.
(e)	Represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate.
(f)	Issuer filed for bankruptcy and/or is in default.
(g)	Payment-in-kind security which may pay interest/dividends in additional par/shares and/or in cash. Rates shown are the current rate and possible payment rates.
(h)	Other interests represent beneficial interests in liquidation trusts and other reorganization or private entities.

SCHEDULES OF INVESTMENTS	41

Schedule of Investments (continued) December 31, 2019	BlackRock Floating Rate Income Strategies Fund, Inc. (FRA)

During the period ended December 31, 2019, investments in issuers considered to be an affiliate/affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, and/or related parties of the Fund were as follows:

Affiliated Persons and/or Related Parties	Shares Held at 08/31/19	Shares Purchased	Shares Sold	Shares Held at 12/31/19	Value at 12/31/19	Income	Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class(b)(c)	—	—	—	—	$—	$8,933	$5	$—
iShares iBoxx USD High Yield Corporate Bond ETF(b)	—	17,680	(17,680)	—	—	—	2,169	—

					$—	$8,933	$2,174	$—

(a)	Includes net capital gain distributions, if applicable.
(b)	As of period end, the entity is no longer held by the Fund.
(c)	Represents net shares purchased (sold).

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Derivative Financial Instruments Outstanding as of Period End

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	4,991,016	EUR	4,515,000	Natwest Markets PLC	02/05/20	$(83,846)
USD	2,391,207	GBP	1,851,000	Barclays Bank PLC	02/05/20	(62,941)

						$(146,787)

Exchange-Traded Options Purchased

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
Energy Select Sector SPDR Fund	260	01/17/20	USD	60.21	USD	1,561	$23,790
Energy Select Sector SPDR Fund	175	01/17/20	USD	59.21	USD	1,051	26,863
SPDR S&P Oil & Gas Exploration & Production ETF	265	01/17/20	USD	22.00	USD	628	48,892
SPDR S&P Oil & Gas Exploration & Production ETF	220	01/17/20	USD	23.00	USD	521	23,320

							$122,865

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Options purchased
Investments at value — unaffiliated(a)	$—	$—	$122,865	$—	$—	$—	$122,865

Liabilities — Derivative Financial Instruments
Forward foreign currency exchange contracts
Unrealized depreciation on forward foreign currency exchange contracts	$—	$—	$—	$146,787	$—	$—	$146,787

(a)	Includes options purchased at value as reported in the Schedule of Investments.

42	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2019	BlackRock Floating Rate Income Strategies Fund, Inc. (FRA)

Derivative Financial Instruments Categorized by Risk Exposure (continued)

For the period ended December 31, 2019, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Forward foreign currency exchange contracts	$—	$—	$—	$(69,658)	$—	$—	$(69,658)
Options purchased(a)	—	—	(85,910)	—	—	—	(85,910)

	$—	$—	$(85,910)	$(69,658)	$—	$—	$(155,568)

(a)	Options purchased are included in net realized gain (loss) from investments — unaffiliated.

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Change in Unrealized Appreciation (Depreciation) on:
Forward foreign currency exchange contracts	$—	$—	$—	$(237,245)	$—	$—	$(237,245)
Options purchased(a)	—	—	92,367	—	—	—	92,367

	$—	$—	$92,367	$(237,245)	$—	$—	$(144,878)

(a)	Options purchased are included in net change in unrealized appreciation (depreciation) on investments — unaffiliated.

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$11,095,708
Average amounts sold — in USD	$3,677,181
Options:
Average value of option contracts purchased	$78,056

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Trust’s derivative assets and liabilities (by type) are as follows:

	Assets		Liabilities
Forward foreign currency exchange contracts	$—		$146,787
Options	122,865	(a)	—

Total derivative assets and liabilities in the Statements of Assets and Liabilities	$122,865		$146,787
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(122,865)		—

Total derivative assets and liabilities subject to an MNA	$—		$146,787

(a)	Includes options purchased at value which is included in Investments at value — unaffiliated in the Statements of Assets and Liabilities and reported in the Schedule of Investments.

The following table presents the Fund’s derivative liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral pledged by the Fund:

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities (a)(b)
Natwest Markets PLC	$83,846	$—	$—	$—	$83,846
Barclays Bank PLC	62,941	—	—	—	62,941

	$146,787	$—	$—	$—	$146,787

(a)	Net amount represents the net amount payable due to counterparty in the event of default
(b)	Net amount may also include forward foreign currency exchange contracts that are not required to be collateralized

SCHEDULES OF INVESTMENTS	43

Schedule of Investments (continued) December 31, 2019	BlackRock Floating Rate Income Strategies Fund, Inc. (FRA)

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments. For information about the Fund’s policy regarding valuation of investments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3		Total
Assets:
Investments:
Long-Term Investments:
Common Stocks(a)	$440,084	$89	$556,399		$996,572
Corporate Bonds(a)	—	5,998,292	—		5,998,292
Floating Rate Loan Interests (a)	—	668,826,696	29,886,699		698,713,395
Investment Companies	35,941,500	—	—		35,941,500
Other Interests	—	—	—	(b)	—	(b)
Warrants	—	727,147	—		727,147
Options Purchased
Equity Contracts	72,212	50,653	—		122,865
Unfunded floating rate loan interests(c)	—	149,328	—		149,328

	$36,453,796	$675,752,205	$30,443,098		$742,649,099

Derivative Financial Instruments
Liabilities:(d)
Forward foreign currency contracts	$—	$(146,787)	$—		$(146,787)

(a)	See above Schedule of Investments for values in each industry.
(b)	Rounds to less than $1.
(c)	Unfunded floating rate loan interests are valued at the unrealized appreciation (depreciation) on the commitment.
(d)

Derivative financial instruments are forward foreign currency exchange contracts. Forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument.

A reconciliation of Level 3 investments is presented when the Trust had a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Common Stocks	Corporate Bonds	Other Interests		Floating Rate Loan Interests	Total
Assets:
Opening Balance, as of August 31, 2019	$564,703	$875,355	$—	(a)	$24,982,577	$26,422,635
Transfers into Level 3(b)	—	—	—		12,286,684	12,286,684
Transfers out of Level 3(c)	—	—	—		(9,477,117)	(9,477,117)
Accrued discounts/premiums	—	1,519	—		10,813	12,332
Net realized gain (loss)	—	(3,064)	—		(97,483)	(100,547)
Net change in unrealized appreciation (depreciation)(d)(e)	(8,304)	(28,938)	—		375,499	338,257
Purchases	—	—	—		6,462,704	6,462,704
Sales	—	(844,872)	—		(4,656,978)	(5,501,850)

Closing Balance, as of December 31, 2019	$556,399	$—	$—	(a)	$29,886,699	$30,443,098

Net change in unrealized appreciation (depreciation) on investments still held at December 31, 2019 (d)	$(8,304)	$—	$—		$293,355	$285,051

(a)	Rounds to less than $1.
(b)

As of August 31, 2019, the Fund used observable inputs in determining the value of certain investments. As of December 31, 2019, the Fund used significant unobservable inputs in determining the value of the same investments. As a result, investments at beginning of period value were transferred from Level 2 to Level 3 in the disclosure hierarchy.

(c)

As August 31, 2019, the Fund used significant unobservable inputs in determining the value of certain investments. As of December 31, 2019, the Fund used observable inputs in determining the value of the same investments. As a result, investments at beginning of period value were transferred from Level 3 to Level 2 in the disclosure hierarchy.

(d)	Included in the related net change in unrealized appreciation (depreciation) in the Statements of Operations.
(e)

Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at December 31, 2019 is generally due to investments no longer held or categorized as Level 3 at period end.

See notes to financial statements.

44	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments December 31, 2019	BlackRock Limited Duration Income Trust (BLW) (Percentages shown are based on Net Assets)

Security		Shares	Value

Common Stocks — 0.1%

Diversified Financial Services — 0.1%
Arrow Global Group PLC		3,556	$11,945
Kcad Holdings I Ltd.(a)(b)		546,753,936	371,793

			383,738

Health Care Management Services — 0.0%
New Millennium HoldCo, Inc.(b)		8,511	51

Household Durables — 0.0%
Berkline Benchcraft Equity LLC(a)(b)		3,155	—

Media — 0.0%
Clear Channel Outdoor Holdings, Inc.(b)		38,911	111,285
iHeartMedia, Inc., Class A(b)		1,943	32,837

			144,122

Metals & Mining — 0.0%
Ameriforge Group, Inc.(b)		801	41,251
Preferred Proppants LLC(a)		5,738	12,911

			54,162

Software — 0.0%
Avaya Holdings Corp.(b)		19	256

Utilities — 0.0%
Texgen LLC(a)(b)		3,661	138,203

Total Common Stocks — 0.1% (Cost — $6,591,413)			720,532

		Par (000)

Asset-Backed Securities — 4.3%
522 Funding Clo I Ltd., Series 2019-1A, Class E, (3 mo. LIBOR US + 7.34%), 9.24%, 01/15/33(c)(d)	USD	250	250,025
Allegro CLO II-S Ltd., Series 2014-1RA, Class C, (3 mo. LIBOR US + 3.00%), 4.97%, 10/21/28(c)(d)		1,000	960,672
ALM VI Ltd., Series 2012-6A, Class BR3, (3 mo. LIBOR US + 1.75%), 3.75%, 07/15/26(c)(d)		1,000	980,876
ALM XII Ltd., Series 2015-12A, Class C1R2, (3 mo. LIBOR US + 2.65%), 4.65%, 04/16/27(c)(d)		1,000	999,985
ALM XVI Ltd./ALM XVI LLC, Series 2015-16A, Class CR2, (3 mo. LIBOR US + 2.70%), 4.70%, 07/15/27(c)(d)		270	261,455
Anchorage Capital CLO Ltd.(c)(d):
Series 2014-3RA, Class E, (3 mo. LIBOR US + 5.50%), 7.44%, 01/28/31		850	788,268
Series 2014-4RA, Class D, (3 mo. LIBOR US + 2.60%), 4.54%, 01/28/31		250	238,766
Series 2015-7A, Class DR, (3 mo. LIBOR US + 2.70%), 4.70%, 10/15/27		1,000	999,982
Series 2016-8A, Class ER, (3 mo. LIBOR US + 5.75%), 7.69%, 07/28/28		1,000	985,215
BlueMountain CLO XXVI Ltd., Series 2019-26A, Class E, (3 mo. LIBOR US + 7.70%), 9.53%, 10/20/32(c)(d)		250	249,947
CarVal CLO III Ltd., Series 2019-2A, Class E, (3 mo. LIBOR US + 6.44%), 8.71%, 07/20/32(c)(d)		500	477,458
CarVal CLO Ltd., Series 2018-1A, Class E, 7.77%, 07/16/31(c)(e)		500	469,258
Cedar Funding IV CLO Ltd., Series 2014-4A, Class DR, (3 mo. LIBOR US + 3.65%), 5.58%, 07/23/30(c)(d)		500	497,447

Security		Par (000)	Value

Asset-Backed Securities (continued)
CIFC Funding II Ltd., Series 2015-2A, Class DR, 4.45%, 04/15/27(c)(e)	USD	500	$499,992
Credit Suisse ABS Repackaging Trust, Series 2013-A, Class B, 2.50%, 01/25/30(c)		410	396,973
Dryden 64 CLO Ltd., Series 2018-64A, Class D, (3 mo. LIBOR US + 2.65%), 4.65%, 04/18/31(c)(d)		250	237,848
Elmwood CLO III Ltd., Series 2019-3A, Class E, (3 mo. LIBOR US + 7.00%), 8.82%, 10/15/32(c)(d)		950	949,852
Litigation Fee Residual Funding, 4.00%, 10/30/27(a)(c)		858	855,309
Madison Park Funding X Ltd., Series 2012-10A, Class ER2, (3 mo. LIBOR US + 6.40%), 8.37%, 01/20/29(c)(d)		500	486,222
Madison Park Funding XV Ltd., Series 2014-15A, Class B1R, (3 mo. LIBOR US + 2.20%), 4.14%, 01/27/26(c)(d)		1,500	1,496,398
Madison Park Funding XVI Ltd., Series 2015-16A, Class C, (3 mo. LIBOR US + 3.70%), 5.67%, 04/20/26(c)(d)		300	300,003
Neuberger Berman CLO XX Ltd., Series 2015-20A, Class ER, (3 mo. LIBOR US + 5.00%), 7.00%, 01/15/28(c)(d)		790	753,405
Oaktree CLO Ltd., Series 2015-1A, Class DR, (3 mo. LIBOR US + 5.20%), 7.17%, 10/20/27(c)(d)		500	475,674
Octagon Investment Partners LLC, Series 2017-1A, Class E, (3 mo. LIBOR US + 6.30%), 8.27%, 07/20/30(c)(d)		500	484,391
OZLM Funding Ltd., Series 2012-1A, Class CR2, (3 mo. LIBOR US + 3.60%), 5.55%, 07/22/29(c)(d)		250	244,069
OZLM VIII Ltd., Series 2014-8A(c)(d):
Class BRR, (3 mo. LIBOR US + 2.20%), 4.20%, 10/17/29		2,500	2,418,122
Class CRR, (3 mo. LIBOR US + 3.15%), 5.15%, 10/17/29		250	241,638
OZLM XV Ltd., Series 2016-15A, Class C, (3 mo. LIBOR US + 4.00%), 5.97%, 01/20/29(c)(d)		1,000	993,332
OZLM XXI Ltd., Series 2017-21A, Class D, (3 mo. LIBOR US + 5.54%), 7.51%, 01/20/31(c)(d)		250	229,115
Park Avenue Institutional Advisers CLO Ltd., Series 2017-1A, Class D, (3 mo. LIBOR US + 6.22%), 8.13%, 11/14/29(c)(d)		1,750	1,682,147
Rockford Tower CLO Ltd.(c)(d):
Series 2017-1A, Class D, (3 mo. LIBOR US + 3.25%), 5.25%, 04/15/29		250	242,353
Series 2017-2A, Class D, (3 mo. LIBOR US + 3.45%), 5.45%, 10/15/29		500	496,499
Sterling Coofs Trust(a)(c):
Series 2004-1, Class A, 2.36%, 04/15/29		1,693	62,959
Series 2004-2, Class Note, 2.08%, 03/30/30		2,512	97,335
Symphony CLO XVIII Ltd., Series 2016-18A, Class D, (3 mo. LIBOR US + 4.00%), 5.93%, 01/23/28(c)(d)		1,000	1,000,004
TICP CLO VII Ltd., Series 2017-7A, Class E, (3 mo. LIBOR US + 6.51%), 8.51%, 07/15/29(c)(d)		500	487,784
Venture XXVI CLO Ltd., Series 2017-26A, Class D, (3 mo. LIBOR US + 4.25%), 6.22%, 01/20/29(c)(d)		1,000	1,000,433
Wellfleet CLO Ltd., Series 2017-3A, Class B, (3 mo. LIBOR US + 1.95%), 3.95%, 01/17/31(c)(d)		500	463,323

SCHEDULES OF INVESTMENTS	45

Schedule of Investments (continued) December 31, 2019	BlackRock Limited Duration Income Trust (BLW) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Asset-Backed Securities (continued)
Westcott Park CLO Ltd., Series 2016-1A, Class DR, (3 mo. LIBOR US + 3.25%), 5.22%, 07/20/28(c)(d)	USD	500	$499,289
York CLO Ltd.(c)(d):
Series 2016-1A, Class DR, (3 mo. LIBOR US + 3.60%), 5.57%, 10/20/29		250	250,556
Series 2016-2A, Class E, (3 mo. LIBOR US + 6.94%), 8.91%, 01/20/30		1,000	1,003,025

Total Asset-Backed Securities — 4.3% (Cost — $27,040,913)			26,507,404

Corporate Bonds — 63.6%

Aerospace & Defense — 2.7%
Amsted Industries, Inc., 5.63%, 07/01/27(c)		156	165,360
Arconic, Inc.:
5.40%, 04/15/21		10	10,309
5.87%, 02/23/22		730	779,511
5.13%, 10/01/24(f)		808	881,475
Bombardier, Inc.(c):
8.75%, 12/01/21(f)		635	695,722
5.75%, 03/15/22		108	111,544
6.00%, 10/15/22		8	7,998
6.13%, 01/15/23(f)		338	346,619
7.50%, 12/01/24		135	141,835
7.50%, 03/15/25		296	305,247
7.88%, 04/15/27(f)		1,392	1,432,020
Global Aircraft Leasing Co. Ltd., (6.5% Cash or 7.25% PIK), 6.50%, 09/15/24(c)(g)		717	750,720
Kratos Defense & Security Solutions, Inc., 6.50%, 11/30/25(c)		378	404,460
Moog, Inc.(c):
5.25%, 12/01/22		270	273,699
4.25%, 12/15/27		147	149,587
Signature Aviation US Holdings, Inc.(c):
5.38%, 05/01/26		271	285,257
4.00%, 03/01/28		409	403,397
TransDigm UK Holdings PLC, 6.88%, 05/15/26(f)		464	494,160
TransDigm, Inc.(c):
6.25%, 03/15/26(f)		6,014	6,510,817
5.50%, 11/15/27		538	544,042
Triumph Group, Inc., 6.25%, 09/15/24(c)		346	363,732
Wolverine Escrow LLC(c):
8.50%, 11/15/24		230	238,050
9.00%, 11/15/26		983	1,029,692

			16,325,253

Air Freight & Logistics — 0.0%
XPO Logistics, Inc., 6.75%, 08/15/24(c)		18	19,554

Airlines — 1.4%
Air Canada Pass-Through Trust, Series 2015-1, Class B, 3.88%, 09/15/24(c)(f)		1,052	1,060,761
American Airlines Pass-Through Trust:
Series 2013-2, Class A, 4.95%, 07/15/24(f)		1,918	1,999,864
Series 2017-1, Class B, 4.95%, 08/15/26		1,212	1,279,691
Avianca Holdings SA, 9.00%, 05/10/23(c)		239	219,880
Latam Finance Ltd., 6.88%, 04/11/24(c)		203	213,975
United Airlines Pass-Through Trust(f):
Series 2014-2, Class B, 4.63%, 03/03/24		1,441	1,486,063
Series 2015-1, Class A, 3.70%, 06/01/24		2,430	2,499,391

			8,759,625

Security		Par (000)	Value

Auto Components — 1.1%
Allison Transmission, Inc.(c):
5.00%, 10/01/24	USD	28	$28,665
5.88%, 06/01/29		319	349,305
Aptiv PLC, 4.40%, 10/01/46		240	231,342
GKN Holdings Ltd., 4.63%, 05/12/32	GBP	100	136,394
Goodyear Tire & Rubber Co., 5.00%, 05/31/26	USD	67	69,680
Icahn Enterprises LP/Icahn Enterprises Finance Corp.:
6.25%, 02/01/22		299	304,681
6.75%, 02/01/24		314	325,775
4.75%, 09/15/24(c)		40	41,100
6.38%, 12/15/25		120	125,850
6.25%, 05/15/26		392	417,480
5.25%, 05/15/27(c)		374	382,464
IHO Verwaltungs GmbH, (3.63% Cash or 4.38% PIK), 3.63%, 05/15/25(g)	EUR	100	117,357
Jaguar Land Rover Automotive PLC, Series DEC, 6.88%, 11/15/26		100	117,778
Panther BF Aggregator 2 LP/Panther Finance Co., Inc.:
4.38%, 05/15/26		100	117,577
6.25%, 05/15/26(c)	USD	1,708	1,840,370
8.50%, 05/15/27(c)(f)		1,751	1,860,437
Tesla, Inc., 5.30%, 08/15/25(c)		271	262,870

			6,729,125

Banks — 2.0%
Allied Irish Banks PLC(5 year EUR Swap + 3.95%), 4.13%, 11/26/25(h)	EUR	100	115,900
Banco BPM SpA, 2.50%, 06/21/24		100	115,891
Banco Espirito Santo SA(b)(i):
4.75%, 01/15/20		100	19,069
4.00%, 01/21/21		100	19,069
Barclays PLC:
4.38%, 09/11/24	USD	580	609,374
3.65%, 03/16/25(f)		3,600	3,747,149
5.20%, 05/12/26		200	218,749
BBVA Bancomer SA, 6.75%, 09/30/22(c)		192	209,040
CIT Group, Inc., 5.00%, 08/01/23		582	627,105
HSBC Holdings PLC, 4.38%, 11/23/26(f)		395	427,208
Nordea Bank AB, 4.50%, 03/26/20	EUR	1,020	1,155,820
Promerica Financial Corp., 9.70%, 05/14/24(c)	USD	200	207,937
Santander Holdings USA, Inc., 4.50%, 07/17/25(f)		1,750	1,889,205
Santander UK Group Holdings PLC, 2.88%, 08/05/21(f)		950	958,852
Standard Chartered PLC(3 mo. LIBOR US + 1.08%), 3.89%, 03/15/24(c)(f)(h)		1,500	1,553,363

			11,873,731

Beverages — 0.1%
Central American Bottling Corp., 5.75%, 01/31/27(c)		176	185,845
Crown European Holdings SA, 2.25%, 02/01/23(c)	EUR	100	116,935

			302,780

Building Materials — 0.0%
CEMEX Finance LLC, 4.63%, 06/15/24		100	116,832
Jeld-Wen, Inc., 4.63%, 12/15/25(c)	USD	138	142,071

			258,903

Building Products — 0.4%
Advanced Drainage Systems, Inc., 5.00%, 09/30/27(c)		262	270,187
Beacon Roofing Supply, Inc.(c):
4.88%, 11/01/25		18	18,090
4.50%, 11/15/26		88	90,640

46	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2019	BlackRock Limited Duration Income Trust (BLW) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Building Products (continued)
CPG Merger Sub LLC, 8.00%, 10/01/21(c)	USD	324	$324,810
Jeld-Wen, Inc., 4.88%, 12/15/27(c)		19	19,428
Masonite International Corp.(c):
5.75%, 09/15/26		86	91,375
5.38%, 02/01/28		120	126,750
Standard Industries, Inc.(c):
5.50%, 02/15/23		66	67,072
5.38%, 11/15/24		404	415,110
6.00%, 10/15/25		600	630,750
5.00%, 02/15/27		36	37,530
4.75%, 01/15/28		46	47,150

			2,138,892

Cable Television Services — 0.0%
Cincinnati Bell, Inc., 8.00%, 10/15/25(c)		146	154,760

Capital Markets — 0.3%
Goldman Sachs Group, Inc., Series R, (5 year CMT + 3.22%), 4.95%(h)(j)		210	217,560
Intertrust Group BV, 3.38%, 11/15/25	EUR	100	117,779
LABL Escrow Issuer LLC, 6.75%, 07/15/26(c)	USD	380	403,750
Morgan Stanley, 4.00%, 07/23/25(f)		965	1,044,192
Owl Rock Capital Corp., 5.25%, 04/15/24		88	93,383
Stevens Holding Co., Inc., 6.13%, 10/01/26(c)		167	182,447

			2,059,111

Chemicals — 1.4%
Atotech Alpha 2 BV, (8.75% Cash or 9.50% PIK), 8.75%, 06/01/23(c)(g)		256	261,120
Atotech Alpha 3 BV/Alpha US Bidco, Inc., 6.25%, 02/01/25(c)		1,830	1,875,750
Axalta Coating Systems LLC, 4.88%, 08/15/24(c)		608	629,280
Blue Cube Spinco LLC:
9.75%, 10/15/23		596	640,891
10.00%, 10/15/25		380	420,193
Chemours Co.:
6.63%, 05/15/23		259	259,992
7.00%, 05/15/25		20	20,150
Cydsa SAB de CV, 6.25%, 10/04/27(c)		252	259,324
Element Solutions, Inc., 5.88%, 12/01/25(c)(f)		1,384	1,448,010
GCP Applied Technologies, Inc., 5.50%, 04/15/26(c)		165	173,250
Monitchem HoldCo 3 SA, 5.25%, 03/15/25	EUR	100	117,442
NOVA Chemicals Corp., 4.88%, 06/01/24(c)	USD	67	69,177
Orbia Advance Corp SAB de CV, 5.50%, 01/15/48(c)		200	204,500
PQ Corp.(c):
6.75%, 11/15/22		457	472,424
5.75%, 12/15/25		543	567,435
WR Grace & Co-Conn(c):
5.13%, 10/01/21(f)		741	772,255
5.63%, 10/01/24		200	221,000

			8,412,193

Commercial Services & Supplies — 1.2%
ADT Security Corp.:
6.25%, 10/15/21		139	146,645
3.50%, 07/15/22		55	55,997
4.13%, 06/15/23		9	9,281
4.88%, 07/15/32(c)		575	527,562
Advanced Disposal Services, Inc., 5.63%, 11/15/24(c)		147	152,880
Booz Allen Hamilton, Inc., 5.13%, 05/01/25(c)		383	393,532
Clean Harbors, Inc.(c)(f):
4.88%, 07/15/27		276	290,490
5.13%, 07/15/29		172	184,487
Core & Main LP, 6.13%, 08/15/25(c)		1,044	1,088,370

Security		Par (000)	Value

Commercial Services & Supplies (continued)
Fortress Transportation & Infrastructure Investors LLC(c):
6.75%, 03/15/22	USD	71	$74,018
6.50%, 10/01/25		78	82,329
GFL Environmental, Inc.(c):
5.38%, 03/01/23		30	30,900
5.13%, 12/15/26		458	481,532
8.50%, 05/01/27		511	562,100
Harland Clarke Holdings Corp., 8.38%, 08/15/22(c)		398	324,370
KAR Auction Services, Inc., 5.13%, 06/01/25(c)		380	395,200
Mobile Mini, Inc., 5.88%, 07/01/24		499	518,960
Pitney Bowes, Inc., 4.13%, 10/01/21(f)		500	506,875
Ritchie Bros Auctioneers, Inc., 5.38%, 01/15/25(c)		472	492,060
Summer BC Holdco B Sarl, 5.75%, 10/31/26	EUR	100	116,769
United Rentals North America, Inc.:
4.63%, 10/15/25	USD	285	293,009
5.50%, 05/15/27		339	363,161
3.88%, 11/15/27		200	204,190

			7,294,717

Communications Equipment — 0.9%
CommScope, Inc.(c):
5.50%, 03/01/24		707	737,047
6.00%, 03/01/26		256	272,320
Gogo Intermediate Holdings LLC/Gogo Finance Co., Inc., 9.88%, 05/01/24(c)		164	173,225
Motorola Solutions, Inc., 3.75%, 05/15/22(f)		843	871,753
Nokia OYJ:
3.38%, 06/12/22		106	107,325
4.38%, 06/12/27		149	155,333
6.63%, 05/15/39		200	231,606
ViaSat, Inc., 5.63%, 04/15/27(c)		593	634,510
Zayo Group LLC/Zayo Capital, Inc.(f):
6.00%, 04/01/23		531	542,947
6.38%, 05/15/25		535	551,494
5.75%, 01/15/27(c)		1,416	1,439,010

			5,716,570

Construction & Engineering — 0.2%
Brand Industrial Services, Inc., 8.50%, 07/15/25(c)		341	349,525
frontdoor, Inc., 6.75%, 08/15/26(c)		560	610,400
SPIE SA, 2.63%, 06/18/26	EUR	100	117,218
SRS Distribution, Inc., 8.25%, 07/01/26(c)	USD	266	274,645

			1,351,788

Construction Materials — 0.7%
American Builders & Contractors Supply Co., Inc.(c):
5.88%, 05/15/26		412	437,750
4.00%, 01/15/28		375	380,625
Core & Main Holdings LP, (8.625% Cash or 9.38% PIK), 8.63%, 09/15/24(c)(g)		464	482,560
HD Supply, Inc., 5.38%, 10/15/26(c)(f)		1,956	2,073,360
Navistar International Corp., 6.63%, 11/01/25(c)		448	456,400
New Enterprise Stone & Lime Co., Inc., 10.13%, 04/01/22(c)		136	143,990
Williams Scotsman International, Inc.(c):
7.88%, 12/15/22		98	102,165
6.88%, 08/15/23		391	411,527

			4,488,377

Consumer Discretionary — 0.3%
Nielsen Co. Luxembourg Sarl, 5.00%, 02/01/25(c)		135	139,050
Viking Cruises Ltd.(c):
6.25%, 05/15/25		315	327,994
5.88%, 09/15/27(f)		998	1,066,612

			1,533,656

SCHEDULES OF INVESTMENTS	47

Schedule of Investments (continued) December 31, 2019	BlackRock Limited Duration Income Trust (BLW) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Consumer Finance — 1.6%
Ally Financial, Inc., 8.00%, 11/01/31(f)	USD	1,543	$2,141,838
Credivalores-Crediservicios SAS, 9.75%, 07/27/22(c)		200	202,938
Mulhacen Pte Ltd., (6.50% Cash or 7.25% PIK), 6.50%, 08/01/23(g)	EUR	119	109,632
Muthoot Finance Ltd., 6.13%, 10/31/22(c)	USD	427	443,724
Navient Corp.:
5.00%, 10/26/20		310	314,557
6.63%, 07/26/21		113	119,498
7.25%, 09/25/23		129	145,774
6.13%, 03/25/24		86	93,310
5.88%, 10/25/24		129	138,030
Refinitiv US Holdings, Inc.:
4.50%, 05/15/26(c)	EUR	400	488,276
4.50%, 05/15/26		100	122,069
6.25%, 05/15/26(c)(f)	USD	1,610	1,756,912
8.25%, 11/15/26(c)(f)		972	1,094,715
Springleaf Finance Corp.:
6.13%, 05/15/22		70	75,163
6.88%, 03/15/25		281	319,637
7.13%, 03/15/26		374	432,419
6.63%, 01/15/28		221	249,465
5.38%, 11/15/29		164	171,183
Verscend Escrow Corp., 9.75%, 08/15/26(c)		1,418	1,550,937

			9,970,077

Containers & Packaging — 1.4%
ARD Finance SA, (6.50% Cash or 7.25% PIK), 6.50%, 06/30/27(c)(g)		691	714,459
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc.:
4.13%, 08/15/26(c)(f)		262	268,550
4.75%, 07/15/27(c)	GBP	100	138,951
4.75%, 07/15/27		100	138,951
Berry Global, Inc.:
1.00%, 01/15/25(k)	EUR	100	112,578
4.88%, 07/15/26(c)	USD	405	427,153
Crown Americas LLC/Crown Americas Capital Corp. V, 4.25%, 09/30/26		196	205,555
Crown Americas LLC/Crown Americas Capital Corp. VI, 4.75%, 02/01/26(f)		523	552,419
Greif, Inc., 6.50%, 03/01/27(c)		61	65,880
Intertape Polymer Group, Inc., 7.00%, 10/15/26(c)		201	212,558
Mauser Packaging Solutions Holding Co., 5.50%, 04/15/24(c)(f)		1,450	1,493,645
OI European Group BV, 2.88%, 02/15/25	EUR	100	116,225
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Lu(c):
(3 mo. LIBOR US + 3.50%), 5.50%, 07/15/21(d)	USD	433	433,541
5.13%, 07/15/23		146	149,468
7.00%, 07/15/24(f)		344	355,610
Sealed Air Corp.(c):
5.13%, 12/01/24		46	49,565
6.88%, 07/15/33		44	51,920
Silgan Holdings, Inc., 4.13%, 02/01/28(c)		228	228,068
Trivium Packaging Finance BV:
3.75%, 08/15/26	EUR	100	118,726
5.50%, 08/15/26(c)	USD	1,004	1,057,965
8.50%, 08/15/27(c)(f)		1,367	1,520,787

			8,412,574

Diversified Consumer Services — 0.7%
APX Group, Inc.:
8.75%, 12/01/20(f)		243	243,000
7.88%, 12/01/22(f)		336	338,940
8.50%, 11/01/24(c)		60	61,800

Security		Par (000)	Value

Diversified Consumer Services (continued)
Ascend Learning LLC, 6.88%, 08/01/25(c)	USD	1,007	$1,057,350
Graham Holdings Co., 5.75%, 06/01/26(c)		211	225,243
Laureate Education, Inc., 8.25%, 05/01/25(c)		114	122,693
Pinnacle Bidco PLC, 6.38%, 02/15/25	GBP	100	138,421
Prime Security Services Borrower LLC/Prime Finance, Inc.(c):
9.25%, 05/15/23	USD	251	263,236
5.25%, 04/15/24		330	349,140
5.75%, 04/15/26(f)		482	523,876
Service Corp. International, 5.13%, 06/01/29		248	263,500
ServiceMaster Co. LLC, 5.13%, 11/15/24(c)		797	826,887

			4,414,086

Diversified Financial Services — 1.2%
Allied Universal Holdco LLC/Allied Universal Finance Corp.(c):
6.63%, 07/15/26(f)		1,222	1,313,283
9.75%, 07/15/27		98	104,691
Arrow Global Finance PLC, 5.13%, 09/15/24	GBP	100	134,712
F-Brasile SpA/F-Brasile US LLC, Series XR, 7.38%, 08/15/26(c)	USD	223	235,265
Garfunkelux Holdco 3 SA, 7.50%, 08/01/22	EUR	100	111,890
General Motors Financial Co., Inc., 4.38%, 09/25/21(f)	USD	530	549,174
Gilex Holding Sarl, 8.50%, 05/02/23(c)		182	195,424
Intesa Sanpaolo SpA, 5.02%, 06/26/24(c)(f)		2,442	2,565,992
Intrum AB, 3.00%, 09/15/27	EUR	100	110,358
LHC3 PLC, (4.13% Cash or 4.88% PIK), 4.13%, 08/15/24(g)		100	115,928
Lloyds Banking Group PLC(5 year CMT + 4.82%), 6.75%(h)(j)	USD	450	487,125
MSCI, Inc., 5.25%, 11/15/24(c)		39	40,068
Murphy Oil USA, Inc., 4.75%, 09/15/29		163	172,139
Tempo Acquisition LLC/Tempo Acquisition Finance Corp., 6.75%, 06/01/25(c)(f)		804	830,130
Usiminas International Sarl, 5.88%, 07/18/26(c)		200	208,250
VZ Vendor Financing BV, 2.50%, 01/31/24	EUR	100	114,413
WMG Acquisition Corp., 5.50%, 04/15/26(c)	USD	166	174,715

			7,463,557

Diversified Telecommunication Services — 1.5%
CenturyLink, Inc.:
5.63%, 04/01/25(f)		566	601,403
5.13%, 12/15/26(c)		777	790,699
Series P, 7.60%, 09/15/39		175	182,875
Series U, 7.65%, 03/15/42		357	373,957
Series W, 6.75%, 12/01/23(f)		512	571,520
Series Y, 7.50%, 04/01/24(f)		864	974,160
Cincinnati Bell, Inc., 7.00%, 07/15/24(c)		312	327,210
Frontier Communications Corp.(c):
8.50%, 04/01/26		164	166,050
8.00%, 04/01/27(f)		1,478	1,544,510
GCI LLC, 6.63%, 06/15/24(c)		153	165,623
Level 3 Financing, Inc.:
5.38%, 08/15/22		155	155,574
5.63%, 02/01/23		61	61,183
5.13%, 05/01/23		295	296,844
5.38%, 05/01/25		90	93,150
5.25%, 03/15/26(f)		865	899,600
SoftBank Group Corp.:
4.50%, 04/20/25	EUR	100	122,128
4.75%, 07/30/25		100	123,094
Telecom Argentina SA, 8.00%, 07/18/26(c)	USD	3	2,851

48	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2019	BlackRock Limited Duration Income Trust (BLW) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Diversified Telecommunication Services (continued)
Telecom Italia Capital SA:
6.38%, 11/15/33	USD	137	$152,070
6.00%, 09/30/34		368	394,680
7.20%, 07/18/36		19	22,511
7.72%, 06/04/38		58	71,340
Telecom Italia SpA:
4.00%, 04/11/24	EUR	150	186,132
5.30%, 05/30/24(c)(f)	USD	600	645,000
2.75%, 04/15/25	EUR	100	118,415
Verizon Communications, Inc., 3.38%, 02/15/25(f)	USD	156	165,252

			9,207,831

Electric Utilities — 0.5%
Black Hills Corp., 3.15%, 01/15/27(f)		305	308,662
Electricite de France SA, 4.50%, 12/04/69		200	203,882
Enel Finance International NV, 3.63%, 05/25/27(c)(f)		900	932,536
Energuate Trust, 5.88%, 05/03/27(c)		200	206,250
Exelon Corp., 3.40%, 04/15/26(f)		140	146,279
Inkia Energy Ltd., 5.88%, 11/09/27(c)		377	392,905
NextEra Energy Operating Partners LP(c):
4.25%, 07/15/24		528	549,780
4.25%, 09/15/24		101	105,040
4.50%, 09/15/27		111	115,717
Talen Energy Supply LLC:
6.50%, 06/01/25		50	42,671
10.50%, 01/15/26(c)		50	47,562
Texas Competitive Electric Holdings Co. LLC/TCEH Finance, Inc.:
11.50%, 10/01/20(a)		300	—
10.50%, 11/01/20		31	152
10.25%, 12/31/49(a)(e)(i)		47	—

			3,051,436

Electronic Equipment, Instruments & Components — 0.2%
CDW LLC/CDW Finance Corp.:
5.50%, 12/01/24(f)		655	727,050
5.00%, 09/01/25		107	111,815
4.25%, 04/01/28		54	56,633
Itron, Inc., 5.00%, 01/15/26(c)		25	25,906

			921,404

Energy Equipment & Services — 0.5%
Apergy Corp., 6.38%, 05/01/26		239	252,145
Archrock Partners LP/Archrock Partners Finance Corp., 6.88%, 04/01/27(c)		147	155,453
Gates Global LLC/Gates Global Co., 6.25%, 01/15/26(c)		240	244,130
Halliburton Co., 3.80%, 11/15/25(f)		100	106,679
Odebrecht Oil & Gas Finance Ltd., 0.00%(c)(j)(l)	BRL	43	320
Pattern Energy Group, Inc., 5.88%, 02/01/24(c)	USD	299	307,596
Transocean, Inc.:
8.38%, 12/15/21		51	52,275
9.00%, 07/15/23(c)		920	971,750
USA Compression Partners LP/USA Compression Finance Corp.:
6.88%, 04/01/26		322	338,100
6.88%, 09/01/27		503	523,925

			2,952,373

Environmental, Maintenance, & Security Service — 0.2%
GFL Environmental, Inc., 7.00%, 06/01/26(c)		725	765,890
Tervita Corp., 7.63%, 12/01/21(c)		343	345,144
Waste Pro USA, Inc., 5.50%, 02/15/26(c)		313	326,302

			1,437,336

Security		Par (000)	Value

Equity Real Estate Investment Trusts (REITs) — 2.0%
AvalonBay Communities, Inc., 3.45%, 06/01/25(f)	USD	1,245	$1,316,030
Brookfield Property REIT, Inc./BPR Cumulus LLC/BPR Nimbus LLC/GGSI Sellco LL, 5.75%, 05/15/26(c)		167	176,185
ERP Operating LP, 3.38%, 06/01/25(f)		1,015	1,066,838
Five Point Operating Co. LP/Five Point Capital Corp., 7.88%, 11/15/25(c)		389	391,844
GLP Capital LP/GLP Financing II, Inc., 5.38%, 04/15/26		174	192,340
Hilton Domestic Operating Co., Inc., 4.25%, 09/01/24		337	343,319
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp., 4.63%, 04/01/25		30	30,825
Iron Mountain, Inc.(c):
4.88%, 09/15/27		397	409,903
4.88%, 09/15/29		198	201,128
iStar, Inc., 5.25%, 09/15/22		67	68,759
Marriott Ownership Resorts, Inc./ILG LLC, 6.50%, 09/15/26		40	43,550
MGM Growth Properties Operating Partnership LP/MGP Finance Co-Issuer, Inc.:
5.63%, 05/01/24(f)		1,334	1,459,049
4.50%, 09/01/26(f)		637	670,442
5.75%, 02/01/27(c)		27	30,105
4.50%, 01/15/28		432	450,360
MPT Operating Partnership LP/MPT Finance Corp.:
5.50%, 05/01/24		73	74,916
5.00%, 10/15/27(f)		991	1,050,460
4.63%, 08/01/29(f)		456	469,680
Ryman Hospitality Properties, Inc., 4.75%, 10/15/27(c)		585	604,013
SBA Communications Corp., 4.88%, 09/01/24(f)		1,195	1,239,812
Starwood Property Trust, Inc., 5.00%, 12/15/21		234	242,775
Trust F/1401, 6.95%, 01/30/44		706	819,401
Ventas Realty LP, 4.13%, 01/15/26(f)		650	696,368
VICI Properties 1 LLC/VICI FC, Inc., 8.00%, 10/15/23		224	242,007

			12,290,109

Equity Real Estate Investment Trusts (REITs) — 0.0%
GLP Capital LP/GLP Financing II, Inc., 5.25%, 06/01/25		108	118,541

Food & Staples Retailing — 0.3%
Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertson’s LLC:
6.63%, 06/15/24		186	194,679
5.75%, 03/15/25		70	72,450
7.50%, 03/15/26(c)		107	120,108
4.63%, 01/15/27(c)		408	407,510
5.88%, 02/15/28(c)		351	372,937
BRF GmbH, 4.35%, 09/29/26		200	205,938
Post Holdings, Inc., 5.50%, 12/15/29(c)		584	622,719

			1,996,341

Food Products — 1.2%
Aramark Services, Inc.(c):
5.00%, 04/01/25		623	649,477
5.00%, 02/01/28(f)		542	571,133
Chobani LLC/Chobani Finance Corp., Inc., 7.50%, 04/15/25(c)		416	418,080
Darling Ingredients, Inc., 5.25%, 04/15/27(c)		302	321,253
Graphic Packaging International LLC, 4.75%, 07/15/27(c)		89	95,230

SCHEDULES OF INVESTMENTS	49

Schedule of Investments (continued) December 31, 2019	BlackRock Limited Duration Income Trust (BLW) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Food Products (continued)
JBS USA LUX SA/JBS USA Finance, Inc.(c):
5.88%, 07/15/24	USD	412	$423,717
5.75%, 06/15/25(f)		1,006	1,042,467
6.75%, 02/15/28		361	399,243
JBS USA LUX SA/JBS USA Food Co./JBS USA Finance, Inc.(c):
6.50%, 04/15/29		735	816,791
5.50%, 01/15/30		701	752,944
MARB BondCo PLC:
7.00%, 03/15/24		200	207,750
6.88%, 01/19/25(c)		200	211,500
Performance Food Group, Inc., 5.50%, 10/15/27(c)		279	298,181
Post Holdings, Inc.(c):
5.50%, 03/01/25		246	257,685
5.75%, 03/01/27		253	271,343
5.63%, 01/15/28		73	78,658
Simmons Foods, Inc., 7.75%, 01/15/24(c)		270	290,925

			7,106,377

Health Care Equipment & Supplies — 0.9%
Avantor, Inc.(c)(f):
6.00%, 10/01/24		1,750	1,865,902
9.00%, 10/01/25		1,102	1,231,518
Hill-Rom Holdings, Inc., 4.38%, 09/15/27(c)		92	94,645
Hologic, Inc.(c):
4.38%, 10/15/25		57	58,853
4.63%, 02/01/28		206	218,360
Immucor, Inc., 11.13%, 02/15/22(c)		100	99,750
Ortho-Clinical Diagnostics, Inc./Ortho-Clinical Diagnostics SA, 6.63%, 05/15/22(c)		1,749	1,738,069
Teleflex, Inc.:
4.88%, 06/01/26		87	90,915
4.63%, 11/15/27		58	61,469

			5,459,481

Health Care Providers & Services — 3.1%
Acadia Healthcare Co., Inc., 5.13%, 07/01/22		146	147,095
AHP Health Partners, Inc., 9.75%, 07/15/26(c)		213	234,034
Centene Corp.:
6.13%, 02/15/24		37	38,388
5.38%, 06/01/26(c)(f)		336	356,580
4.25%, 12/15/27(c)		683	702,636
4.63%, 12/15/29(c)		1,782	1,873,506
CHS/Community Health Systems, Inc.(c):
8.63%, 01/15/24		704	746,240
8.00%, 03/15/26		737	759,110
Eagle Holding Co. II LLC, (7.63% Cash or 8.38% PIK), 7.63%, 05/15/22(c)(g)		97	98,527
Encompass Health Corp., 5.75%, 11/01/24		46	46,518
Envision Healthcare Crop., 8.75%, 10/15/26(c)		321	199,020
HCA, Inc.:
5.38%, 02/01/25		490	541,857
5.88%, 02/15/26		46	52,308
5.38%, 09/01/26(f)		430	478,912
5.63%, 09/01/28(f)		934	1,064,386
5.88%, 02/01/29(f)		798	922,687
MEDNAX, Inc., 5.25%, 12/01/23(c)		168	171,780
Molina Healthcare, Inc.:
5.38%, 11/15/22		172	182,833
4.88%, 06/15/25(c)		168	172,620
MPH Acquisition Holdings LLC, 7.13%, 06/01/24(c)		714	690,795
NVA Holdings, Inc., 6.88%, 04/01/26(c)		175	189,219
Polaris Intermediate Corp., (8.50% Cash), 8.50%, 12/01/22(c)(f)(g)		433	402,829

Security		Par (000)	Value

Health Care Providers & Services (continued)
Regional Care Hospital Partners Holdings, Inc., 8.25%, 05/01/23(c)	USD	599	$633,442
Surgery Center Holdings, Inc.(c):
6.75%, 07/01/25(f)		432	432,000
10.00%, 04/15/27		267	293,032
Team Health Holdings, Inc., 6.38%, 02/01/25(c)(f)		90	60,075
Tenet Healthcare Corp.:
8.13%, 04/01/22		615	680,344
4.63%, 07/15/24(f)		530	542,587
4.63%, 09/01/24(c)		377	393,060
4.88%, 01/01/26(c)(f)		1,632	1,709,357
6.25%, 02/01/27(c)(f)		537	577,946
5.13%, 11/01/27(c)(f)		959	1,012,944
UnitedHealth Group, Inc., 3.75%, 07/15/25(f)		1,470	1,587,982
Vizient, Inc., 6.25%, 05/15/27(c)		407	435,490
WellCare Health Plans, Inc.:
5.25%, 04/01/25		310	322,400
5.38%, 08/15/26(c)		343	365,295

			19,117,834

Health Care Technology — 0.4%
Change Healthcare Holdings LLC/Change Healthcare Finance, Inc., 5.75%, 03/01/25(c)		817	839,467
IQVIA, Inc.:
3.25%, 03/15/25	EUR	148	169,313
3.25%, 03/15/25(c)		100	114,401
5.00%, 10/15/26(c)	USD	463	488,465
5.00%, 05/15/27(c)		637	673,854

			2,285,500

Hotels, Restaurants & Leisure — 4.5%
1011778 BC ULC/New Red Finance, Inc.(c):
4.25%, 05/15/24		10	10,250
5.00%, 10/15/25(f)		1,410	1,455,825
3.88%, 01/15/28		423	424,057
4.38%, 01/15/28		302	302,755
Boyd Gaming Corp., 6.00%, 08/15/26		112	120,120
Boyne USA, Inc., 7.25%, 05/01/25(c)		220	239,250
Cedar Fair LP, 5.25%, 07/15/29(c)		584	629,260
Churchill Downs, Inc.(c):
5.50%, 04/01/27		899	952,940
4.75%, 01/15/28		344	355,180
CPUK Finance Ltd., 4.25%, 02/28/47	GBP	100	134,541
Eldorado Resorts, Inc.:
6.00%, 04/01/25	USD	91	95,550
6.00%, 09/15/26		117	128,846
Golden Nugget, Inc., 6.75%, 10/15/24(c)(f)		1,641	1,698,435
Hilton Domestic Operating Co., Inc.:
5.13%, 05/01/26		697	733,592
4.88%, 01/15/30		1,093	1,157,930
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp., 4.88%, 04/01/27		49	52,063
IRB Holding Corp., 6.75%, 02/15/26(c)		212	222,070
KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC(c):
5.00%, 06/01/24		35	36,269
5.25%, 06/01/26		368	388,240
4.75%, 06/01/27		5	5,263
LHMC Finco 2 Sarl, (7.25% Cash or 8.00% PIK), 7.25%, 10/02/25(g)	EUR	100	116,236
Lions Gate Capital Holdings LLC(c):
6.38%, 02/01/24	USD	25	26,126
5.88%, 11/01/24		171	171,855
McDonald’s Corp., 3.70%, 01/30/26(f)		405	437,013

50	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2019	BlackRock Limited Duration Income Trust (BLW) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Hotels, Restaurants & Leisure (continued)
MGM Resorts International:
7.75%, 03/15/22	USD	575	$643,281
6.00%, 03/15/23		416	456,560
5.75%, 06/15/25		44	49,280
4.63%, 09/01/26		11	11,660
Sabre GLBL, Inc.(c):
5.38%, 04/15/23		147	150,602
5.25%, 11/15/23		210	215,513
Scientific Games International, Inc.:
5.00%, 10/15/25(c)(f)		1,186	1,240,852
3.38%, 02/15/26	EUR	100	116,074
8.25%, 03/15/26(c)	USD	955	1,052,887
7.00%, 05/15/28(c)		280	300,300
7.25%, 11/15/29(c)		277	300,545
Six Flags Entertainment Corp.(c):
4.88%, 07/31/24		849	879,776
5.50%, 04/15/27(f)		354	377,452
Spirit Issuer PLC:
Series A2, (3 mo. LIBOR GBP + 2.70%), 3.49%, 12/28/31(d)	GBP	1,800	2,336,606
Series A5, 5.47%, 12/28/34		4,500	6,204,513
Station Casinos LLC, 5.00%, 10/01/25(c)	USD	406	413,105
Unique Pub Finance Co. PLC:
Series A4, 5.66%, 06/30/27	GBP	50	75,780
Series N, 6.46%, 03/30/32		100	168,231
Wyndham Destinations, Inc.:
5.40%, 04/01/24	USD	13	13,764
5.75%, 04/01/27		216	234,360
Wyndham Hotels & Resorts, Inc., 5.38%, 04/15/26(c)		121	127,655
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., 5.25%, 05/15/27(c)		170	180,625
Wynn Macau Ltd., 5.50%, 10/01/27(c)(f)		600	620,625
Wynn Resorts Finance LLC/Wynn Resorts Capital Corp., 5.13%, 10/01/29(c)		494	529,815
Yum! Brands, Inc.:
3.88%, 11/01/23		98	100,940
4.75%, 01/15/30(c)		597	625,357
5.35%, 11/01/43		71	70,290

			27,390,114

Household Durables — 0.6%
Brookfield Residential Properties, Inc./Brookfield Residential US Corp.(c):
6.13%, 07/01/22		207	210,105
6.25%, 09/15/27		243	256,365
Controladora Mabe SA de CV, 5.60%, 10/23/28(c)		200	220,250
Lennar Corp.:
8.38%, 01/15/21		134	141,705
6.25%, 12/15/21		380	399,000
4.88%, 12/15/23		122	130,540
4.75%, 05/30/25		260	279,500
5.25%, 06/01/26		28	30,660
4.75%, 11/29/27		497	535,517
MDC Holdings, Inc., 6.00%, 01/15/43		122	126,880
Meritage Homes Corp., 5.13%, 06/06/27		50	53,375
PulteGroup, Inc., 6.38%, 05/15/33(f)		469	547,557
Taylor Morrison Communities, Inc., 5.88%, 06/15/27(c)		264	290,400
Tempur Sealy International, Inc., 5.50%, 06/15/26		180	189,675
TRI Pointe Group, Inc.:
4.88%, 07/01/21		112	114,800
5.25%, 06/01/27		15	15,675

Security		Par (000)	Value

Household Durables (continued)
TRI Pointe Group, Inc./TRI Pointe Homes, Inc., 5.88%, 06/15/24	USD	11	$11,963

			3,553,967

Household Products — 0.1%
ACCO Brands Corp., 5.25%, 12/15/24(c)		85	88,506
Berkline Benchcraft LLC, 4.50%, 06/01/20(a)(b)(i)		200	—
Energizer Holdings, Inc.(c):
6.38%, 07/15/26		46	48,990
7.75%, 01/15/27(f)		483	539,777
Spectrum Brands, Inc., 5.00%, 10/01/29(c)		162	167,265

			844,538

Independent Power and Renewable Electricity Producers — 1.1%
Calpine Corp.:
5.75%, 01/15/25(f)		608	623,960
5.25%, 06/01/26(c)		718	747,617
4.50%, 02/15/28(c)		581	586,153
5.13%, 03/15/28(c)		1,345	1,372,841
Clearway Energy Operating LLC:
5.75%, 10/15/25		224	235,760
4.75%, 03/15/28(c)		309	313,249
NRG Energy, Inc.:
6.63%, 01/15/27(f)		990	1,074,150
5.75%, 01/15/28		63	68,355
5.25%, 06/15/29(c)		1,019	1,101,794
TerraForm Power Operating LLC(c):
4.25%, 01/31/23		181	186,334
5.00%, 01/31/28		228	241,067
4.75%, 01/15/30		347	353,073

			6,904,353

Industrial Conglomerates — 0.1%
BWX Technologies, Inc., 5.38%, 07/15/26(c)		209	221,540
Vertiv Group Corp., 9.25%, 10/15/24(c)(f)		552	593,400

			814,940

Insurance — 1.4%
Acrisure LLC/Acrisure Finance, Inc., 8.13%, 02/15/24(c)		173	188,137
Alliant Holdings Intermediate LLC/Alliant Holdings Co-Issuer, 6.75%, 10/15/27(c)		1,031	1,104,149
Allied World Assurance Co. Holdings Ltd., 4.35%, 10/29/25(f)		360	380,123
AmWINS Group, Inc., 7.75%, 07/01/26(c)		221	244,234
Aon PLC, 3.88%, 12/15/25(f)		1,115	1,200,148
Assicurazioni Generali SpA(3 mo. Euribor + 5.35%), 5.50%, 10/27/47(h)	EUR	100	137,829
Global Atlantic Fin Co., 8.63%, 04/15/21(c)(f)	USD	750	801,621
GTCR AP Finance, Inc., 8.00%, 05/15/27(c)		355	369,200
HUB International Ltd., 7.00%, 05/01/26(c)(f)		1,308	1,383,210
Lincoln National Corp., 3.35%, 03/09/25(f)		845	879,678
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen(3 mo. Euribor + 3.50%), 6.00%, 05/26/41(h)	EUR	400	485,596
Nationstar Mortgage Holdings, Inc.(c):
8.13%, 07/15/23	USD	712	753,666
9.13%, 07/15/26		144	159,480
Nationwide Building Society (5 year USD ICE Swap + 1.85%), 4.13%, 10/18/32(c)(f)(h)		595	619,737

			8,706,808

Interactive Media & Services — 0.7%
Go Daddy Operating Co. LLC/GD Finance Co., Inc., 5.25%, 12/01/27(c)		303	318,907
Match Group, Inc., 5.63%, 02/15/29(c)		177	188,505

SCHEDULES OF INVESTMENTS	51

Schedule of Investments (continued) December 31, 2019	BlackRock Limited Duration Income Trust (BLW) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Interactive Media & Services (continued)
Netflix, Inc.:
4.88%, 04/15/28	USD	109	$113,218
5.88%, 11/15/28(f)		754	835,854
3.88%, 11/15/29	EUR	100	118,620
5.38%, 11/15/29(c)	USD	793	844,529
3.63%, 06/15/30	EUR	100	115,255
4.88%, 06/15/30(c)	USD	515	523,047
Rackspace Hosting, Inc., 8.63%, 11/15/24(c)(f)		154	150,535
Twitter, Inc., 3.88%, 12/15/27(c)		129	128,933
Uber Technologies, Inc.(c):
7.50%, 11/01/23(f)		253	264,385
8.00%, 11/01/26		185	192,863
7.50%, 09/15/27		164	168,254

			3,962,905

IT Services — 0.6%
Banff Merger Sub, Inc., 9.75%, 09/01/26(c)(f)		1,601	1,621,012
Camelot Finance SA, 4.50%, 11/01/26(c)		679	697,672
Fair Isaac Corp., 4.00%, 06/15/28(c)		169	170,268
Gartner, Inc., 5.13%, 04/01/25(c)		174	181,177
InterXion Holding NV, 4.75%, 06/15/25	EUR	100	121,144
Outfront Media Capital LLC/Outfront Media Capital Corp., 5.00%, 08/15/27(c)	USD	470	492,325
WEX, Inc., 4.75%, 02/01/23(c)		177	178,328
Xerox Corp., 4.80%, 03/01/35		203	187,294

			3,649,220

Leisure Products — 0.2%
Mattel, Inc.(c):
6.75%, 12/31/25(f)		638	685,722
5.88%, 12/15/27		293	308,749

			994,471

Machinery — 0.6%
Colfax Corp.(c):
6.00%, 02/15/24		575	610,937
6.38%, 02/15/26		270	294,300
Manitowoc Co., Inc., 9.00%, 04/01/26(c)		192	201,120
Mueller Water Products, Inc., 5.50%, 06/15/26(c)		362	381,457
Platin 1426 GmbH, 5.38%, 06/15/23	EUR	109	123,133
RBS Global, Inc./Rexnord LLC, 4.88%, 12/15/25(c)	USD	353	364,473
SPX FLOW, Inc.(c):
5.63%, 08/15/24		206	214,498
5.88%, 08/15/26		89	94,118
Terex Corp., 5.63%, 02/01/25(c)(f)		352	363,440
Titan Acquisition Ltd./Titan Co-Borrower LLC, 7.75%, 04/15/26(c)(f)		797	789,030
Wabash National Corp., 5.50%, 10/01/25(c)		241	241,000

			3,677,506

Media — 7.4%
Altice Financing SA(c):
6.63%, 02/15/23		440	447,700
7.50%, 05/15/26(f)		1,143	1,228,725
Altice France SA:
7.38%, 05/01/26(c)(f)		2,104	2,258,939
5.88%, 02/01/27	EUR	100	126,191
8.13%, 02/01/27(c)	USD	707	796,259
3.38%, 01/15/28	EUR	100	115,535
5.50%, 01/15/28(c)	USD	1,255	1,289,575
Altice Luxembourg SA:
7.63%, 02/15/25(c)		643	667,916
8.00%, 05/15/27	EUR	100	125,630
10.50%, 05/15/27(c)	USD	1,273	1,451,284
AMC Networks, Inc., 4.75%, 08/01/25		333	334,249

Security		Par (000)	Value

Media (continued)
CCO Holdings LLC/CCO Holdings Capital Corp.(c):
4.00%, 03/01/23(f)	USD	670	$679,212
5.13%, 05/01/27(f)		1,237	1,305,035
5.88%, 05/01/27		349	369,067
5.00%, 02/01/28		34	35,677
5.38%, 06/01/29(f)		1,621	1,734,470
4.75%, 03/01/30		229	233,129
Charter Communications Operating LLC/Charter Communications Operating Capital, 4.91%, 07/23/25(f)		2,425	2,670,355
Clear Channel Worldwide Holdings, Inc.(c):
9.25%, 02/15/24		1,509	1,671,217
5.13%, 08/15/27		1,774	1,847,266
Comcast Corp., 3.95%, 10/15/25(f)		3,000	3,274,238
Connect Finco Sarl/Connect US Finco LLC, 6.75%, 10/01/26(c)		1,466	1,561,290
CSC Holdings LLC:
6.75%, 11/15/21		187	201,259
5.38%, 07/15/23(c)(f)		1,109	1,136,725
5.25%, 06/01/24		123	132,533
7.75%, 07/15/25(c)		202	215,374
6.63%, 10/15/25(c)(f)		235	249,981
10.88%, 10/15/25(c)(f)		1,614	1,803,645
5.50%, 05/15/26(c)(f)		200	211,748
5.38%, 02/01/28(c)		200	213,250
6.50%, 02/01/29(c)		865	964,475
5.75%, 01/15/30(c)		862	920,185
Diamond Sports Group LLC/Diamond Sports Finance Co., 5.38%, 08/15/26(c)		650	657,509
Discovery Communications LLC(f):
3.25%, 04/01/23		1,490	1,533,256
3.45%, 03/15/25		170	176,604
DISH DBS Corp.:
6.75%, 06/01/21(f)		627	659,886
5.88%, 07/15/22(f)		1,365	1,446,900
5.00%, 03/15/23		358	367,254
5.88%, 11/15/24		217	221,747
eircom Finance DAC, 3.50%, 05/15/26	EUR	100	118,196
Entercom Media Corp., 6.50%, 05/01/27(c)	USD	286	306,020
Hughes Satellite Systems Corp., 5.25%, 08/01/26		177	194,257
iHeartCommunications, Inc.:
6.38%, 05/01/26		264	286,626
5.25%, 08/15/27(c)		132	138,112
4.75%, 01/15/28(c)		78	79,950
Intelsat Jackson Holdings SA:
5.50%, 08/01/23(f)		745	639,985
9.75%, 07/15/25(c)		658	608,650
Lamar Media Corp., 5.75%, 02/01/26		124	131,428
LCPR Senior Secured Financing DAC, 6.75%, 10/15/27(c)		400	424,000
Live Nation Entertainment, Inc.(c):
4.88%, 11/01/24		29	30,015
4.75%, 10/15/27		199	205,965
Meredith Corp., 6.88%, 02/01/26		56	58,223
Midcontinent Communications/Midcontinent Finance Corp., 5.38%, 08/15/27(c)		177	187,177
Qualitytech LP/QTS Finance Corp., 4.75%, 11/15/25(c)		146	151,293
Radiate Holdco LLC/Radiate Finance, Inc., 6.88%, 02/15/23(c)		60	61,050
Sable International Finance Ltd., 5.75%, 09/07/27(c)		200	212,000
Sirius XM Radio, Inc.(c):
4.63%, 07/15/24		152	159,600

52	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2019	BlackRock Limited Duration Income Trust (BLW) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Media (continued)
5.00%, 08/01/27	USD	332	$350,260
5.50%, 07/01/29		903	976,360
TEGNA, Inc., 5.50%, 09/15/24(c)		66	68,310
Telenet Finance Luxembourg Notes Sarl, 5.50%, 03/01/28(c)		200	213,500
Telesat Canada/Telesat LLC, 4.88%, 06/01/27(c)		332	337,810
Univision Communications, Inc.(c):
5.13%, 05/15/23(f)		366	365,085
5.13%, 02/15/25		133	131,504
Videotron Ltd., 5.13%, 04/15/27(c)		439	469,730
Virgin Media Finance PLC, 5.75%, 01/15/25(c)(f)		855	879,581
Virgin Media Receivables Financing Notes I DAC, 5.50%, 09/15/24	GBP	100	136,103
Virgin Media Secured Finance PLC(c):
5.50%, 08/15/26	USD	200	210,000
5.50%, 05/15/29		200	211,750
Ziggo Bond Co. BV(c):
5.88%, 01/15/25		470	484,396
6.00%, 01/15/27		199	209,945
Ziggo BV:
4.25%, 01/15/27	EUR	100	120,723
5.50%, 01/15/27(c)	USD	666	707,625
4.88%, 01/15/30(c)		200	206,462

			45,406,981

Metals & Mining — 1.8%
Allegheny Technologies, Inc., 5.88%, 12/01/27		280	294,000
Big River Steel LLC/BRS Finance Corp., 7.25%, 09/01/25(c)		221	233,155
Constellium SE(c):
5.75%, 05/15/24		506	519,915
6.63%, 03/01/25(f)		1,269	1,316,714
5.88%, 02/15/26		838	886,185
Freeport-McMoRan, Inc.:
3.55%, 03/01/22		686	694,575
3.88%, 03/15/23		1,119	1,139,399
5.00%, 09/01/27		226	237,300
5.25%, 09/01/29		187	200,333
5.40%, 11/14/34		161	168,648
5.45%, 03/15/43		1,559	1,613,565
Gold Fields Orogen Holdings BVI Ltd., 5.13%, 05/15/24(c)		200	213,500
Grinding Media, Inc./Moly-Cop AltaSteel Ltd., 7.38%, 12/15/23(c)		371	377,956
Joseph T Ryerson & Son, Inc., 11.00%, 05/15/22(c)		135	142,425
Kaiser Aluminum Corp., 4.63%, 03/01/28(c)		143	146,718
Nexa Resources SA, 5.38%, 05/04/27(c)		237	252,109
Novelis Corp.(c):
6.25%, 08/15/24		1,373	1,439,934
5.88%, 09/30/26		502	534,181
thyssenkrupp AG:
1.88%, 03/06/23	EUR	43	48,339
2.88%, 02/22/24		84	97,148
Vale Overseas Ltd., 6.25%, 08/10/26(f)	USD	188	219,960

			10,776,059

Multi-Utilities — 0.3%
Brooklyn Union Gas Co., 3.41%, 03/10/26(c)(f)		1,475	1,534,006
Superior Plus LP/Superior General Partner, Inc., 7.00%, 07/15/26(c)		314	337,158

			1,871,164

Multiline Retail — 0.0%
Dufry One BV, 2.00%, 02/15/27	EUR	100	113,662

Security		Par (000)	Value

Offshore Drilling & Other Services — 0.0%
Entegris, Inc., 4.63%, 02/10/26(c)	USD	190	$196,650

Oil, Gas & Consumable Fuels — 5.2%
Antero Midstream Partners LP/Antero Midstream Finance Corp., 5.38%, 09/15/24		55	51,013
Antero Resources Corp., 5.38%, 11/01/21		164	156,159
Ascent Resources Utica Holdings LLC/ARU Finance Corp., 10.00%, 04/01/22(c)		239	237,717
Berry Petroleum Co. LLC, 7.00%, 02/15/26(c)		173	160,241
Bioceanico Sovereign Certificate Ltd., 0.00%, 06/05/34(l)		150	103,751
Callon Petroleum Co.:
6.13%, 10/01/24		180	183,409
Series WI, 6.38%, 07/01/26		330	334,820
Carrizo Oil & Gas, Inc.:
6.25%, 04/15/23		248	251,683
8.25%, 07/15/25		243	248,467
Centennial Resource Production LLC, 6.88%, 04/01/27(c)		255	265,200
Cheniere Energy Partners LP:
5.63%, 10/01/26		321	339,457
4.50%, 10/01/29(c)		646	663,830
Series WI, 5.25%, 10/01/25		48	50,020
Chesapeake Energy Corp.:
6.63%, 08/15/20(f)		349	345,510
4.88%, 04/15/22(f)		870	687,300
5.75%, 03/15/23(f)		224	151,621
11.50%, 01/01/25(c)		520	491,400
Citgo Holding, Inc., 9.25%, 08/01/24(c)		228	244,530
CNX Resources Corp., 5.88%, 04/15/22(f)		876	876,613
Comstock Resources, Inc., 9.75%, 08/15/26		224	203,280
CONSOL Energy, Inc., 11.00%, 11/15/25(c)		623	530,721
Covey Park Energy LLC/Covey Park Finance Corp., 7.50%, 05/15/25(c)		287	246,820
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp.:
6.25%, 04/01/23		21	21,420
5.63%, 05/01/27(c)		389	394,349
CrownRock LP/CrownRock Finance, Inc., 5.63%, 10/15/25(c)(f)		1,170	1,193,400
DCP Midstream Operating LP:
5.38%, 07/15/25(f)		188	204,450
5.13%, 05/15/29		99	102,713
6.45%, 11/03/36(c)		226	237,300
6.75%, 09/15/37(c)(f)		392	411,600
Denbury Resources, Inc.(c):
9.00%, 05/15/21		389	376,357
9.25%, 03/31/22		70	65,975
eG Global Finance PLC:
6.75%, 02/07/25(c)		396	401,940
6.25%, 10/30/25	EUR	142	168,440
8.50%, 10/30/25(c)	USD	252	267,435
Enbridge, Inc. (3 mo. LIBOR US + 3.64%), 6.25%, 03/01/78(f)(h)		1,565	1,697,383
Endeavor Energy Resources LP/EER Finance, Inc.(c):
5.50%, 01/30/26		650	671,125
5.75%, 01/30/28		418	439,422
EnLink Midstream LLC, 5.38%, 06/01/29		82	77,080
EnLink Midstream Partners LP:
4.40%, 04/01/24		240	232,824
4.15%, 06/01/25		17	15,980
4.85%, 07/15/26		99	92,813

SCHEDULES OF INVESTMENTS	53

Schedule of Investments (continued) December 31, 2019	BlackRock Limited Duration Income Trust (BLW) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Oil, Gas & Consumable Fuels (continued)
5.60%, 04/01/44	USD	176	$142,560
5.05%, 04/01/45		28	22,120
Extraction Oil & Gas, Inc.(c):
7.38%, 05/15/24		302	188,750
5.63%, 02/01/26		572	343,200
Genesis Energy LP/Genesis Energy Finance Corp.:
6.00%, 05/15/23		78	77,220
5.63%, 06/15/24		41	39,565
6.50%, 10/01/25		95	91,913
6.25%, 05/15/26		111	106,005
Geopark Ltd., 6.50%, 09/21/24(c)		200	208,437
Great Western Petroleum LLC/Great Western Finance, Inc., 9.00%, 09/30/21(c)		484	432,575
Hess Corp., 4.30%, 04/01/27		50	53,321
Hess Midstream Operations LP, 5.63%, 02/15/26(c)		210	218,586
Impulsora Pipeline LLC, 6.05%, 12/31/42(a)		1,469	1,561,152
Indigo Natural Resources LLC, 6.88%, 02/15/26(c)		317	297,980
Matador Resources Co., 5.88%, 09/15/26		337	337,842
MEG Energy Corp.(c):
6.38%, 01/30/23		255	255,637
7.00%, 03/31/24		80	80,500
6.50%, 01/15/25(f)		765	795,676
MPLX LP, 4.25%, 12/01/27(c)		185	194,789
Murphy Oil Corp.:
5.75%, 08/15/25		105	109,825
5.88%, 12/01/27		143	150,150
5.88%, 12/01/42		105	96,600
Nabors Industries, Inc., 4.63%, 09/15/21		186	184,837
Neptune Energy Bondco PLC, 6.63%, 05/15/25(c)		200	199,876
New Enterprise Stone & Lime Co., Inc., 6.25%, 03/15/26(c)		74	77,515
NGPL PipeCo LLC, 7.77%, 12/15/37(c)		227	293,099
Noble Holding International Ltd.(f):
7.75%, 01/15/24		18	9,351
7.88%, 02/01/26(c)		182	131,950
NuStar Logistics LP, 6.00%, 06/01/26		163	172,372
Odebrecht Offshore Drilling Finance Ltd.(c):
6.72%, 12/01/22	BRL	68	67,000
(7.72% PIK), 7.72%, 12/01/26(g)		9	2,060
Pacific Drilling SA, 8.38%, 10/01/23(c)	USD	621	566,662
Parsley Energy LLC/Parsley Finance Corp.(c):
6.25%, 06/01/24		139	144,560
5.38%, 01/15/25		251	258,530
5.25%, 08/15/25		59	60,623
5.63%, 10/15/27		271	286,582
PBF Holding Co. LLC/PBF Finance Corp., 7.25%, 06/15/25		137	146,247
PDC Energy, Inc.:
1.13%, 09/15/21(m)		888	833,780
6.13%, 09/15/24		103	104,287
5.75%, 05/15/26		108	107,730
Petrobras Global Finance BV:
6.13%, 01/17/22		114	122,051
5.30%, 01/27/25		152	165,034
8.75%, 05/23/26		176	226,072
6.00%, 01/27/28		189	215,224
7.25%, 03/17/44		160	194,050
Petroleos Mexicanos, 6.50%, 03/13/27(f)		117	123,959
QEP Resources, Inc.:
6.88%, 03/01/21		456	471,960
5.38%, 10/01/22		178	178,890
5.25%, 05/01/23		138	136,620
5.63%, 03/01/26(f)		224	218,456

Security		Par (000)	Value

Oil, Gas & Consumable Fuels (continued)
Range Resources Corp.:
5.75%, 06/01/21	USD	166	$165,585
5.88%, 07/01/22		116	115,130
5.00%, 08/15/22		145	142,100
Rowan Cos., Inc., 4.88%, 06/01/22		527	384,710
Saudi Arabian Oil Co., 3.50%, 04/16/29		200	207,375
SM Energy Co.:
6.13%, 11/15/22		143	144,430
5.00%, 01/15/24		142	135,255
5.63%, 06/01/25(f)		125	118,646
6.75%, 09/15/26		122	119,560
6.63%, 01/15/27		34	33,417
Southwestern Energy Co.:
6.20%, 01/23/25		23	21,096
7.75%, 10/01/27		28	25,934
SRC Energy, Inc., 6.25%, 12/01/25		122	122,915
Sunoco Logistics Partners Operations LP, 3.90%, 07/15/26(f)		235	244,140
Sunoco LP/Sunoco Finance Corp.:
6.00%, 04/15/27		141	150,517
Series WI, 4.88%, 01/15/23		213	217,797
Series WI, 5.50%, 02/15/26		33	34,238
Series WI, 5.88%, 03/15/28		124	131,664
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp.(c):
4.75%, 10/01/23		26	25,935
5.50%, 09/15/24		462	464,310
5.50%, 01/15/28(f)		174	170,520
Targa Resources Partners LP/Targa Resources Partners Finance Corp.:
5.13%, 02/01/25		118	122,425
5.88%, 04/15/26		314	333,625
5.38%, 02/01/27		2	2,075
6.50%, 07/15/27(c)		324	354,780
5.00%, 01/15/28		279	284,580
6.88%, 01/15/29(c)		786	872,460
5.50%, 03/01/30(c)		364	374,010
Transcontinental Gas Pipe Line Co. LLC, 4.00%, 03/15/28(f)		280	297,913
Viper Energy Partners LP, 5.38%, 11/01/27(c)		123	127,920
WPX Energy, Inc.:
8.25%, 08/01/23		100	115,000
5.25%, 09/15/24		84	89,250
5.75%, 06/01/26		61	65,118
5.25%, 10/15/27		104	109,720
YPF SA, 8.50%, 07/28/25		250	235,234

			31,958,732

Paper & Forest Products — 0.0%
Norbord, Inc., 6.25%, 04/15/23(c)		152	162,640

Pharmaceuticals — 3.1%
AbbVie, Inc., 3.60%, 05/14/25(f)		695	734,250
Allergan Funding SCS, 3.45%, 03/15/22(f)		2,460	2,516,493
Bausch Health Americas, Inc., 8.50%, 01/31/27(c)(f)		1,109	1,262,929
Bausch Health Cos., Inc.:
5.50%, 03/01/23(c)		199	199,995
4.50%, 05/15/23	EUR	346	392,960
5.88%, 05/15/23(c)(f)	USD	237	239,074
7.00%, 03/15/24(c)		317	329,680
6.13%, 04/15/25(c)(f)		974	1,006,366
5.50%, 11/01/25(c)(f)		1,314	1,373,130
9.00%, 12/15/25(c)		501	569,737
5.75%, 08/15/27(c)		145	157,325

54	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2019	BlackRock Limited Duration Income Trust (BLW) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Pharmaceuticals (continued)
7.00%, 01/15/28(c)	USD	305	$336,659
5.00%, 01/30/28(c)		625	641,494
7.25%, 05/30/29(c)		525	599,812
5.25%, 01/30/30(c)		616	638,792
Catalent Pharma Solutions, Inc., 5.00%, 07/15/27(c)		495	518,513
Charles River Laboratories International, Inc.(c):
5.50%, 04/01/26		365	392,375
4.25%, 05/01/28		167	170,131
CVS Health Corp.(f):
4.75%, 12/01/22		165	176,114
4.10%, 03/25/25		2,355	2,528,479
Eagle Holding Co. II LLC, (7.75% Cash or 8.50% PIK), 7.75%, 05/15/22(c)(f)(g)		342	347,260
Elanco Animal Health, Inc., 4.90%, 08/28/28		176	191,527
Jaguar Holding Co. II/Pharmaceutical Product Development LLC, 6.38%, 08/01/23(c)		1,567	1,617,438
MEDNAX, Inc., 6.25%, 01/15/27(c)(f)		572	586,300
Nidda BondCo GmbH, 7.25%, 09/30/25	EUR	100	120,246
Nidda Healthcare Holding GmbH, Series NOV, 3.50%, 09/30/24		100	115,675
Par Pharmaceutical, Inc., 7.50%, 04/01/27(c)(f)	USD	920	915,400

			18,678,154

Professional Services — 0.3%
ASGN, Inc., 4.63%, 05/15/28(c)		286	293,974
Dun & Bradstreet Corp.(c):
6.88%, 08/15/26(f)		1,114	1,229,577
10.25%, 02/15/27		497	571,550

			2,095,101

Real Estate — 0.1%
Prologis LP, 3.75%, 11/01/25(f)		255	276,093

Real Estate Management & Development — 0.2%
ADLER Real Estate AG, 3.00%, 04/27/26	EUR	100	118,299
Greystar Real Estate Partners LLC, 5.75%, 12/01/25(c)	USD	174	180,525
Heimstaden Bostad AB (5 year EUR Swap + 3.67%), 3.25%(h)(j)	EUR	100	112,450
Howard Hughes Corp., 5.38%, 03/15/25(c)	USD	281	292,943
Newmark Group, Inc., 6.13%, 11/15/23		106	116,898
Residomo SRO, 3.38%, 10/15/24	EUR	100	116,446

			937,561

Road & Rail — 0.5%
Europcar Mobility Group, 4.00%, 04/30/26		100	108,547
Flexi-Van Leasing, Inc., 10.00%, 02/15/23(c)	USD	169	160,127
Herc Holdings, Inc., 5.50%, 07/15/27(c)		416	437,840
Hertz Corp.(c):
7.63%, 06/01/22		142	147,680
6.00%, 01/15/28		326	326,000
Lima Metro Line 2 Finance Ltd., 5.88%, 07/05/34(c)		1,651	1,885,992
United Rentals North America, Inc.:
5.88%, 09/15/26		17	18,237
5.25%, 01/15/30		161	173,284

			3,257,707

Semiconductors & Semiconductor Equipment — 1.0%
Advanced Micro Devices, Inc., 7.50%, 08/15/22		73	82,216
Analog Devices, Inc.(f):
3.90%, 12/15/25		375	403,162
3.50%, 12/05/26		275	288,540
Applied Materials, Inc., 3.90%, 10/01/25(f)		285	310,722
Broadcom Corp./Broadcom Cayman Finance Ltd., 3.63%, 01/15/24(f)		1,515	1,570,183
Microchip Technology, Inc., 1.63%, 02/15/25(m)		86	185,008

Security		Par (000)	Value

Semiconductors & Semiconductor Equipment (continued)
ON Semiconductor Corp., 1.00%, 12/01/20(m)	USD	274	$372,364
Qorvo, Inc.:
5.50%, 07/15/26		234	249,210
4.38%, 10/15/29(c)		82	85,895
QUALCOMM, Inc., 3.45%, 05/20/25(f)		1,570	1,660,572
Sensata Tech, Inc., 4.38%, 02/15/30(c)		190	193,690
Sensata Technologies BV(c):
5.63%, 11/01/24		229	254,762
5.00%, 10/01/25(f)		324	351,945

			6,008,269

Software — 2.3%
ACI Worldwide, Inc., 5.75%, 08/15/26(c)		696	749,940
CA, Inc., 3.60%, 08/15/22(f)		555	567,832
CDK Global, Inc.:
4.88%, 06/01/27		655	691,844
5.25%, 05/15/29(c)		138	148,005
Genesys Telecommunications Laboratories, Inc./Greeneden Lux 3 Sarl/Greeneden US Ho, 10.00%, 11/30/24(c)(f)		1,047	1,132,069
Infor US, Inc., 6.50%, 05/15/22(f)		2,144	2,176,160
Informatica LLC, 7.13%, 07/15/23(c)(f)		1,486	1,508,290
MSCI, Inc., 4.00%, 11/15/29(c)		83	84,141
Nuance Communications, Inc., 5.63%, 12/15/26		453	482,778
Outfront Media Capital LLC/Outfront Media Capital Corp., 4.63%, 03/15/30(c)		203	206,553
PTC, Inc., 6.00%, 05/15/24		227	236,931
RP Crown Parent LLC, 7.38%, 10/15/24(c)		758	787,372
Solera LLC/Solera Finance, Inc., 10.50%, 03/01/24(c)(f)		1,829	1,940,679
Sophia LP/Sophia Finance, Inc., 9.00%, 09/30/23(c)		292	300,030
SS&C Technologies, Inc., 5.50%, 09/30/27(c)(f)		1,824	1,947,120
TIBCO Software, Inc., 11.38%, 12/01/21(c)		676	700,539
Veritas US, Inc./Veritas Bermuda Ltd., 7.50%, 02/01/23(c)		200	199,500

			13,859,783

Specialty Retail — 0.6%
Asbury Automotive Group, Inc., 6.00%, 12/15/24		334	344,855
Catalent Pharma Solutions, Inc., 4.88%, 01/15/26(c)		324	335,340
Group 1 Automotive, Inc.:
5.00%, 06/01/22		155	157,131
5.25%, 12/15/23(c)		18	18,495
IAA, Inc., 5.50%, 06/15/27(c)		372	395,250
L Brands, Inc.:
6.88%, 11/01/35		401	358,895
6.75%, 07/01/36		71	62,303
Penske Automotive Group, Inc., 5.50%, 05/15/26		32	33,520
PetSmart, Inc.(c):
7.13%, 03/15/23		51	49,980
5.88%, 06/01/25		903	919,931
Staples, Inc., 7.50%, 04/15/26(c)		982	1,018,825

			3,694,525

Technology Hardware, Storage & Peripherals — 0.4%
Dell International LLC/EMC Corp., 7.13%, 06/15/24(c)(f)		931	982,205
Hewlett Packard Enterprise Co., 4.90%, 10/15/25(f)		375	416,842
NCR Corp.(c):
5.75%, 09/01/27		220	234,300
6.13%, 09/01/29		238	258,259
Western Digital Corp., 4.75%, 02/15/26(f)		589	614,032

			2,505,638

SCHEDULES OF INVESTMENTS	55

Schedule of Investments (continued) December 31, 2019	BlackRock Limited Duration Income Trust (BLW) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Textiles, Apparel & Luxury Goods — 0.0%
William Carter Co., 5.63%, 03/15/27(c)	USD	160	$172,000

Thrifts & Mortgage Finance — 0.1%
Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp.(c):
5.25%, 03/15/22		23	23,891
5.25%, 10/01/25		395	409,813

			433,704

Transportation Infrastructure — 0.1%
Ferrovial Netherlands BV (5 year EUR Swap + 2.13%), 2.12%(h)(j)	EUR	100	109,590
Heathrow Finance PLC, 4.13%, 09/01/29	GBP	100	134,474
Transurban Finance Co. Property Ltd., 4.13%, 02/02/26(c)(f)	USD	435	459,638

			703,702

Utilities — 0.1%
Generacion Mediterranea SA/Generacion Frias SA/Central Termica Roca SA, 9.63%, 07/27/23(c)		293	181,385
Vistra Operations Co. LLC(c):
3.55%, 07/15/24		29	29,378
5.50%, 09/01/26		8	8,480
5.63%, 02/15/27		422	444,682
5.00%, 07/31/27		158	165,107

			829,032

Wireless Telecommunication Services — 1.8%
C&W Senior Financing DAC, 6.88%, 09/15/27(c)		329	351,809
Comunicaciones Celulares SA Via Comcel Trust, 6.88%, 02/06/24(c)		1,273	1,309,599
Iron Mountain, Inc., 3.00%, 01/15/25	EUR	100	115,264
Level 3 Financing, Inc., 4.63%, 09/15/27(c)	USD	143	146,403
Radiate Holdco LLC/Radiate Finance, Inc., 6.63%, 02/15/25(c)		137	138,370
Rogers Communications, Inc., 5.00%, 03/15/44(f)		545	660,511
SBA Communications Corp., 4.00%, 10/01/22		401	408,519
Sprint Capital Corp.:
6.88%, 11/15/28		700	754,250
8.75%, 03/15/32		213	258,529
Sprint Corp.(f):
7.88%, 09/15/23		519	572,628
7.13%, 06/15/24		626	675,297
7.63%, 02/15/25		159	174,479
7.63%, 03/01/26		552	608,746
Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC, 3.36%, 09/20/21(c)(f)		228	229,525
T-Mobile USA, Inc.:
4.00%, 04/15/22		197	201,679
6.38%, 03/01/25		282	291,399
6.50%, 01/15/26		227	243,392
4.50%, 02/01/26(f)		498	510,450
4.75%, 02/01/28(f)		479	501,901
VICI Properties LP/VICI Note Co., Inc.(c):
4.25%, 12/01/26		1,344	1,384,320
4.63%, 12/01/29		955	995,587
Vodafone Group PLC, 3.10%, 01/03/79(e)	EUR	100	117,778
Xplornet Communications, Inc., (9.63% Cash or 10.63% PIK), 9.63%, 06/01/22(c)(g)	USD	141	140,784

			10,791,219

Total Corporate Bonds — 63.6% (Cost — $372,989,900)			388,851,090

Security		Par (000)	Value

Floating Rate Loan Interests(d) — 41.0%

Aerospace & Defense — 0.9%
1199169 B.C. Unlimited Liability Co., 2019 Term Loan B2, (3 mo. LIBOR + 4.00%), 5.94%, 04/06/26	USD	702	$706,243
Atlantic Aviation FBO, Inc., 2018 Term Loan B, (1 mo. LIBOR + 3.75%), 5.55%, 12/06/25		393	397,208
Bleriot US Bidco, Inc,Term Loan B, (3 mo. LIBOR + 4.75%), 6.69%, 10/31/26		396	399,796
Dynasty Acquisition Co., Inc., 2019 Term Loan B1, (3 mo. LIBOR + 4.00%), 5.94%, 04/06/26		1,306	1,313,612
TransDigm, Inc.:
2018 Term Loan F, (1 mo. LIBOR + 2.50%), 4.30%, 06/09/23		2,327	2,333,103
2018 Term Loan G, 08/22/24(n)		242	242,864

			5,392,826

Air Freight & Logistics — 0.3%
Avolon TLB Borrower 1 (US) LLC, Term Loan B3, (1 mo. LIBOR + 1.75%), 3.51%, 01/15/25		714	718,001
WestJet Airlines Ltd., Term Loan B, (1 mo. LIBOR + 3.00%, 1.00% Floor), 4.72%, 12/11/26		1,143	1,152,190

			1,870,191

Airlines — 0.2%
American Airlines, Inc.:
2017 Incremental Term Loan, (1 mo. LIBOR + 2.00%), 3.74%, 12/14/23		881	884,064
Repriced TL B due 2023, (1 mo. LIBOR + 2.00%), 3.80%, 04/28/23		393	393,551

			1,277,615

Auto Components — 0.7%
Panther BF Aggregator 2 LP, USD Term Loan B, (1 mo. LIBOR + 3.50%), 5.30%, 04/30/26		2,438	2,442,473
USI, Inc.:
2017 Repriced Term Loan, 05/16/24(n)		1,513	1,511,801
2019 Incremental Term Loan B, (1 mo. LIBOR + 4.00%), 5.80%, 12/02/26		85	85,461
Wand NewCo 3, Inc., 2019 1st Lien Term Loan, (1 mo. LIBOR + 3.50%), 5.30%, 02/05/26		487	490,053

			4,529,788

Banks — 0.2%
Capri Finance LLC, 2017 1st Lien Term Loan, (3 mo. LIBOR + 3.00%), 4.93%, 11/01/24		1,243	1,227,632

Building Materials — 0.4%
Allied Universal Holdco LLC:
2019 Delayed Draw Term Loan, (3 mo. LIBOR + 4.25%), 6.05%, 07/10/26		205	206,353
2019 Term Loan B, (1 mo. LIBOR + 4.25%), 6.05%, 07/10/26		2,074	2,084,166

			2,290,519

Building Products — 0.3%
CPG International, Inc., 2017 Term Loan, 05/05/24(n)		575	574,565
Wilsonart LLC, 2017 Term Loan B, (3 mo. LIBOR + 3.25%, 1.00% Floor), 5.20%, 12/19/23		1,440	1,442,292

			2,016,857

Capital Markets — 0.8%
Duff & Phelps Corp., 2017 Term Loan B, (1 mo. LIBOR + 3.25%, 1.00% Floor), 5.05%, 02/13/25		1,299	1,293,819
Fortress Investment Group LLC, 2018 Term Loan B, (1 mo. LIBOR + 2.00%), 3.80%, 12/27/22		486	488,237
Greenhill & Co., Inc., Term Loan B, (1 mo. LIBOR + 3.25%), 4.99%, 04/12/24		597	591,953

56	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2019	BlackRock Limited Duration Income Trust (BLW) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Capital Markets (continued)
Jefferies Finance LLC, 2019 Term Loan, (1 mo. LIBOR + 3.75%), 5.50%, 06/03/26	USD	466	$464,109
RPI Finance Trust, Term Loan B6, (1 mo. LIBOR + 2.00%), 3.80%, 03/27/23		803	808,737
Travelport Finance (Luxembourg) Sarl:
2019 2nd Lien Term Loan, (3 mo. LIBOR + 9.00%), 10.94%, 05/28/27(a)		410	342,350
2019 Term Loan, (3 mo. LIBOR + 5.00%), 6.94%, 05/29/26		794	739,854

			4,729,059

Chemicals — 1.6%
Alpha 3 BV, 2017 Term Loan B1, (3 mo. LIBOR + 3.00%, 1.00% Floor), 4.94%, 01/31/24		1,527	1,529,542
Axalta Coating Systems US Holdings, Inc., Term Loan, (3 mo. LIBOR + 1.75%), 3.69%, 06/01/24		1,146	1,147,686
Charter NEX US Holdings, Inc., 2017 Term Loan B, (1 mo. LIBOR + 3.00%, 1.00% Floor), 4.80%, 05/16/24		1,392	1,385,377
Charter NEX US, Inc., Incremental Term Loan, (1 mo. LIBOR + 3.50%), 5.30%, 05/16/24		265	265,993
Chemours Co., 2018 Term Loan B, (1 mo. LIBOR + 1.75%), 3.55%, 04/03/25		344	335,517
Element Materials Technology Group US Holdings, Inc., 2017 Term Loan B, 06/28/24(n)		281	278,865
Encapsys LLC, 1st Lien Term Loan, 11/07/24(n)		566	569,352
Invictus US LLC:
1st Lien Term Loan, (3 mo. LIBOR + 3.00%), 4.93%, 03/28/25		346	333,474
2nd Lien Term Loan, (3 mo. LIBOR + 6.75%), 8.68%, 03/30/26		135	125,213
Messer Industries GmbH, 2018 USD Term Loan, (3 mo. LIBOR + 2.50%), 4.44%, 03/01/26		962	966,307
Momentive Performance Materials, Inc., Term Loan B, (1 mo. LIBOR + 3.25%), 5.05%, 05/15/24		271	268,781
Oxea Holding Drei GmbH, 2017 Term Loan B2, (3 mo. LIBOR + 3.50%), 5.56%, 10/14/24		1,003	1,006,639
PQ Corp., 2018 Term Loan B, (3 mo. LIBOR + 2.50%), 4.43%, 02/08/25		883	887,068
Tata Chemicals North America, Inc., Term Loan B, (3 mo. LIBOR + 2.75%, 1.00% Floor), 4.56%, 08/07/20		476	473,255

			9,573,069

Commercial Services & Supplies — 1.9%
Advanced Disposal Services, Inc., Term Loan B3, (1 Week LIBOR + 2.25%), 3.85%, 11/10/23		1,058	1,060,798
Aramark Services, Inc.:
2018 Term Loan B3, (1 mo. LIBOR + 1.75%), 3.55%, 03/11/25		663	665,227
2019 Term Loan B4, 01/27/27(n)		361	362,693
Asurion LLC:
2017 2nd Lien Term Loan, (1 mo. LIBOR + 6.50%), 8.30%, 08/04/25		671	678,716
2017 Term Loan B4, (1 mo. LIBOR + 3.00%), 4.80%, 08/04/22		177	178,116
2018 Term Loan B6, (1 mo. LIBOR + 3.00%), 4.80%, 11/03/23		1,357	1,364,147
2018 Term Loan B7, (1 mo. LIBOR + 3.00%), 4.80%, 11/03/24		386	388,120
Creative Artists Agency, LLC, 2019 Term Loan B, (1 mo. LIBOR + 3.75%), 5.55%, 11/27/26		1,306	1,315,795
Diamond (BC) BV, Term Loan, 09/06/24(n)		881	860,795

Security		Par (000)	Value

Commercial Services & Supplies (continued)
EnergySolutions LLC, 2018 Term Loan B, (3 mo. LIBOR + 3.75%, 1.00% Floor), 5.69%, 05/09/25	USD	190	$179,115
GFL Environmental, Inc., 2018 USD Term Loan B, (1 mo. LIBOR + 3.00%, 1.00% Floor), 4.80%, 05/30/25		387	387,577
Harland Clarke Holdings Corp., Term Loan B7, (3 mo. LIBOR + 4.75%, 1.00% Floor), 6.69%, 11/03/23		171	136,011
KAR Auction Services, Inc., 2019 Term Loan B6, (1 mo. LIBOR + 2.25%), 4.06%, 09/19/26		262	264,090
Prime Security Services Borrower LLC, 2019 Term Loan B1, (1 mo. LIBOR + 3.25%, 1.00% Floor), 4.94%, 09/23/26		967	969,128
US Ecology, Inc., Term Loan B, (1 mo. LIBOR + 2.50%), 4.30%, 08/14/26		158	159,087
Verscend Holding Corp., 2018 Term Loan B, (1 mo. LIBOR + 4.50%), 6.30%, 08/27/25		1,842	1,852,970
West Corp.:
2017 Term Loan, (3 mo. LIBOR + 4.00%, 1.00% Floor), 5.93%, 10/10/24		1,061	896,885
2018 Term Loan B1, (3 mo. LIBOR + 3.50%, 1.00% Floor), 5.43%, 10/10/24		99	82,340

			11,801,610

Communications Equipment — 0.2%
Avantor, Inc., 2017 1st Lien Term Loan, (1 mo. LIBOR + 3.00%, 1.00% Floor), 4.80%, 11/21/24		481	485,169
Ciena Corp., 2018 Term Loan B, (1 mo. LIBOR + 2.00%), 3.76%, 09/26/25		580	581,818

			1,066,987

Construction & Engineering — 0.4%
Brand Energy & Infrastructure Services, Inc., 2017 Term Loan, 06/21/24(n)		1,165	1,160,224
Ply Gem Midco, Inc., 2018 Term Loan, (1 mo. LIBOR + 3.75%), 5.49%, 04/12/25		128	127,930
SRS Distribution, Inc., 2018 1st Lien Term Loan, (1 mo. LIBOR + 3.25%), 5.05%, 05/23/25		809	801,695
USIC Holdings, Inc., 2017 Term Loan B, (1 mo. LIBOR + 3.25%, 1.00% Floor), 5.05%, 12/08/23		401	399,145

			2,488,994

Construction Materials — 0.8%
American Builders & Contractors Supply Co., Inc., 2019 Term Loan, (1 mo. LIBOR + 2.00%), 3.80%, 01/15/27		1,136	1,140,551
Core & Main LP, 2017 Term Loan B, (1 mo. LIBOR + 2.75%, 1.00% Floor), 4.44%, 08/01/24		2,017	2,016,200
Filtration Group Corp., 2018 1st Lien Term Loan, (1 mo. LIBOR + 3.00%), 4.80%, 03/29/25		1,012	1,015,079
Forterra Finance LLC, 2017 Term Loan B, 10/25/23(n)		289	282,387
Foundation Building Materials LLC, 2018 Term Loan B, (1 mo. LIBOR + 3.00%), 4.80%, 08/13/25		270	270,933
Tamko Building Products, Inc., Term Loan B, (1 mo. LIBOR + 3.25%), 5.16%, 06/01/26(a)		261	263,291

			4,988,441

Containers & Packaging — 0.8%
Berry Global, Inc.:
2019 Term Loan Y, (3 mo. LIBOR + 2.00%), 3.89%, 07/01/26		546	549,604
Term Loan W, (1 mo. LIBOR + 2.00%), 3.72%, 10/01/22		1,595	1,599,064

SCHEDULES OF INVESTMENTS	57

Schedule of Investments (continued) December 31, 2019	BlackRock Limited Duration Income Trust (BLW) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Containers & Packaging (continued)
BWAY Holding Co., 2017 Term Loan B, (3 mo. LIBOR + 3.25%), 5.23%, 04/03/24	USD	1,221	$1,215,779
Flex Acquisition Co., Inc., 1st Lien Term Loan, (3 mo. LIBOR + 3.00%, 1.00% Floor), 4.69%, 12/29/23		1,165	1,154,311
Pregis TopCo Corp., 1st Lien Term Loan, (1 mo. LIBOR + 4.00%), 5.80%, 07/31/26		301	300,907

			4,819,665

Distributors — 0.1%
TriMark USA LLC, 2017 1st Lien Term Loan, (1 mo. LIBOR + 3.50%), 5.30%, 08/28/24		1,108	899,927

Diversified Consumer Services — 1.2%
Ascend Learning LLC, 2017 Term Loan B, (1 mo. LIBOR + 3.00%, 1.00% Floor), 4.80%, 07/12/24		570	573,468
BidFair MergerRight, Inc., Term Loan B, (1 mo. LIBOR + 5.50%, 1.00% Floor), 7.24%, 01/15/27		1,086	1,073,930
Bright Horizons Family Solutions, Inc., 2017 Term Loan B, (1 mo. LIBOR + 1.75%), 3.55%, 11/07/23		593	597,220
Genuine Financial Holdings LLC, 2018 1st Lien Term Loan, 07/12/25(n)		973	963,633
Nomad Foods Europe Midco Ltd., 2017 Term Loan B4, (1 mo. LIBOR + 2.25%), 3.99%, 05/15/24		414	414,967
Serta Simmons Bedding LLC:
1st Lien Term Loan, (1 mo. LIBOR + 3.50%, 1.00% Floor), 5.24%, 11/08/23		326	209,001
2nd Lien Term Loan, (1 mo. LIBOR + 8.00%, 1.00% Floor), 9.79%, 11/08/24		40	11,643
Spin Holdco, Inc., 2017 Term Loan B, (3 mo. LIBOR + 3.25%, 1.00% Floor), 5.25%, 11/14/22		1,835	1,817,155
TruGreen LP, 2019 Term Loan, (1 mo. LIBOR + 3.75%, 1.00% Floor), 5.55%, 03/19/26		749	755,724
Uber Technologies, Inc., 2018 Incremental Term Loan, (1 mo. LIBOR + 3.50%), 5.30%, 07/13/23		1,169	1,165,856

			7,582,597

Diversified Financial Services — 1.2%
Advisor Group, Inc., 2019 Term Loan, (1 mo. LIBOR + 5.00%), 6.80%, 08/01/26		835	827,176
AlixPartners LLP, 2017 Term Loan B, (1 mo. LIBOR + 2.75%, 1.00% Floor), 4.55%, 04/04/24		1,595	1,602,016
Allsup’s Convenience Stores, Inc., Term Loan, (3 mo. LIBOR + 6.25%), 8.00%, 11/18/24(a)		442	438,817
Connect Finco Sarl, Term Loan B, 12/11/26(n)		2,155	2,163,496
EG Finco Ltd., 2018 Term Loan, (3 mo. LIBOR + 4.00%), 5.96%, 02/07/25		419	416,256
Kingpin Intermediate Holdings LLC, 2018 Term Loan B, (1 mo. LIBOR + 3.50%, 1.00% Floor), 5.30%, 07/03/24(a)		666	668,912
LTI Holdings, Inc., 2018 Add On 1st Lien Term Loan, (1 mo. LIBOR + 3.50%), 5.30%, 09/06/25		188	168,260
SSH Group Holdings, Inc., 2018 1st Lien Term Loan, (1 mo. LIBOR + 4.25%), 6.05%, 07/30/25		572	574,283
Starwood Property Trust, Inc., 2019 Term Loan B, (1 mo. LIBOR + 2.50%), 4.30%, 07/27/26		215	216,673

			7,075,889

Security		Par (000)	Value

Diversified Telecommunication Services — 0.8%
CenturyLink, Inc., 2017 Term Loan B, (1 mo. LIBOR + 2.75%), 4.55%, 01/31/25	USD	687	$689,277
Hargray Communications Group, Inc., 2017 Term Loan B, (1 mo. LIBOR + 3.00%, 1.00% Floor), 4.80%, 05/16/24		439	440,359
Iridium Satellite LLC, Term Loan, (1 mo. LIBOR + 3.75%, 1.00% Floor), 5.55%, 11/04/26		414	418,918
Level 3 Financing, Inc., 2019 Term Loan B, (1 mo. LIBOR + 1.75%), 3.55%, 03/01/27		566	567,990
MTN Infrastructure TopCo, Inc., 1st Lien Term Loan B, (1 mo. LIBOR + 3.00%, 1.00% Floor), 4.80%, 11/15/24		855	854,313
TDC A/S, Term Loan, (EURIBOR + 2.75%), 2.75%, 06/04/25	EUR	819	923,443
Telenet Financing USD LLC, Term Loan AN, (1 mo. LIBOR + 2.25%), 3.99%, 08/15/26	USD	466	467,911
Zayo Group LLC:
2017 Incremental Term Loan, (1 mo. LIBOR + 2.25%, 1.00% Floor), 4.05%, 01/19/24		95	95,242
2017 Term Loan B1, (1 mo. LIBOR + 2.00%), 3.80%, 01/19/21		758	758,626

			5,216,079

Electric Utilities — 0.1%
Texas Competitive Electric Holdings Co. LLC/TCEH Finance, Inc., Term Loan, 1.00%, 11/10/20(a)(b)(i)		780	—
Vistra Energy Corp., 1st Lien Term Loan B3, (1 mo. LIBOR + 1.75%), 3.55%, 12/31/25		606	608,949

			608,949

Electrical Equipment — 0.4%
Dell International LLC, 2019 Term Loan B, (1 mo. LIBOR + 2.00%), 3.80%, 09/19/25		1,170	1,176,753
Gates Global LLC, 2017 Repriced Term Loan B, (1 mo. LIBOR + 2.75%, 1.00% Floor), 4.55%, 04/01/24		1,444	1,443,952

			2,620,705

Energy Equipment & Services — 0.1%
GrafTech Finance, Inc., 2018 Term Loan B, (1 mo. LIBOR + 3.50%, 1.00% Floor), 5.30%, 02/12/25(a)		545	543,303
Pioneer Energy Services Corp., Term Loan, (1 mo. LIBOR + 7.75%, 1.00% Floor), 9.55%, 11/08/22(a)		260	249,600

			792,903

Equity Real Estate Investment Trusts (REITs) — 0.7%
Claros Mortgage Trust, Inc., Term Loan B, (1 mo. LIBOR + 3.25%), 4.96%, 08/09/26(a)		577	579,438
Iron Mountain, Inc., 2018 Term Loan B, (1 mo. LIBOR + 1.75%), 3.55%, 01/02/26		417	415,594
MGM Growth Properties Operating Partnership LP, 2016 Term Loan B, (1 mo. LIBOR + 2.00%), 3.80%, 03/21/25		986	989,609
RHP Hotel Properties LP, 2017 Term Loan B, (1 mo. LIBOR + 2.00%), 3.80%, 05/11/24		356	357,818
VICI Properties 1 LLC, Replacement Term Loan B, (1 mo. LIBOR + 2.00%), 3.79%, 12/20/24		1,873	1,880,457

			4,222,916

58	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2019	BlackRock Limited Duration Income Trust (BLW) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Food & Staples Retailing — 0.6%
Albertsons LLC:
2019 Term Loan B7, (1 mo. LIBOR + 2.75%), 4.55%, 11/17/25	USD	154	$154,828
2019 Term Loan B8, (1 mo. LIBOR + 2.75%), 4.55%, 08/17/26		4	4,288
BCPE Empire Holdings, Inc.:
2019 Delayed Draw Term Loan, (1 mo. LIBOR + 4.00%), 5.80%, 06/11/26		9	9,345
2019 Term Loan B, (1 mo. LIBOR + 4.00%), 5.80%, 06/11/26		373	373,786
Hearthside Food Solutions LLC:
2018 Incremental Term Loan, 05/23/25(n)		651	647,701
2018 Term Loan B, (1 mo. LIBOR + 3.68%), 5.49%, 05/23/25		270	266,949
US Foods, Inc.:
2016 Term Loan B, (1 mo. LIBOR + 1.75%), 3.55%, 06/27/23		1,086	1,088,871
2019 Term Loan B, (1 mo. LIBOR + 2.00%), 3.80%, 09/13/26		913	915,852

			3,461,620

Food Products — 0.8%
8th Avenue Food & Provisions, Inc., 2018 1st Lien Term Loan, (1 mo. LIBOR + 3.75%), 5.49%, 10/01/25		348	348,671
Chobani LLC, 2017 Term Loan B, (1 mo. LIBOR + 3.50%, 1.00% Floor), 5.30%, 10/10/23		1,593	1,592,318
Hostess Brands LLC, 2019 Term Loan, 08/03/25(n)		65	65,048
JBS USA LUX SA, 2019 Term Loan B, (1 mo. LIBOR + 2.00%), 3.80%, 05/01/26		253	254,769
Reynolds Group Holdings, Inc., 2017 Term Loan, (1 mo. LIBOR + 2.75%), 4.55%, 02/05/23		2,577	2,582,596

			4,843,402

Health Care Equipment & Supplies — 0.7%
Immucor, Inc., Extended Term Loan B, (3 mo. LIBOR + 5.00%, 1.00% Floor), 6.94%, 06/15/21		1,847	1,837,917
Mallinckrodt International Finance SA, Term Loan B, (3 mo. LIBOR + 2.75%), 4.69%, 09/24/24		265	215,935
Ortho-Clinical Diagnostics SA, 2018 Term Loan B, 06/30/25(n)		2,020	1,994,195

			4,048,047

Health Care Providers & Services — 1.4%
AHP Health Partners, Inc., 2018 Term Loan, (1 mo. LIBOR + 4.50%, 1.00% Floor), 6.30%, 06/30/25		340	342,117
CHG Healthcare Services, Inc., 2017 1st Lien Term Loan B, (1 mo. LIBOR + 3.00%, 1.00% Floor), 4.80%, 06/07/23		966	971,310
Da Vinci Purchaser Corp., 2019 Term Loan, 12/03/26(n)		362	362,000
DentalCorp Perfect Smile ULC, 1st Lien Term Loan, (1 mo. LIBOR + 3.75%, 1.00% Floor), 5.55%, 06/06/25		289	286,617
Diplomat Pharmacy, Inc., 2017 Term Loan B, (3 mo. LIBOR + 4.50%, 1.00% Floor), 6.41%, 12/20/24		367	358,227
Envision Healthcare Corp., 2018 1st Lien Term Loan, (1 mo. LIBOR + 3.75%), 5.55%, 10/10/25		908	772,338
Femur Buyer, Inc., 1st Lien Term Loan, (3 mo. LIBOR + 4.50%), 6.44%, 03/05/26(a)		217	211,488

Security		Par (000)	Value

Health Care Providers & Services (continued)
Gentiva Health Services, Inc., 2018 1st Lien Term Loan, (1 mo. LIBOR + 3.75%), 5.56%, 07/02/25	USD	819	$822,896
HC Group Holdings II, Inc., Term Loan B, (1 mo. LIBOR + 4.50%), 6.30%, 08/06/26		584	581,080
HCA, Inc., Term Loan B13, (1 mo. LIBOR + 1.75%), 3.55%, 03/18/26		767	770,883
MPH Acquisition Holdings LLC, 2016 Term Loan B, (3 mo. LIBOR + 2.75%, 1.00% Floor), 4.69%, 06/07/23		732	720,626
nThrive, Inc., 2016 1st Lien Term Loan, (1 mo. LIBOR + 4.50%, 1.00% Floor), 6.30%, 10/20/22		853	706,202
NVA Holdings, Inc., Term Loan B3, (PRIME + 1.75%), 6.50%, 02/02/25		802	800,786
Team Health Holdings, Inc., 1st Lien Term Loan, (1 mo. LIBOR + 2.75%, 1.00% Floor), 4.55%, 02/06/24		535	431,695
Vizient, Inc., 2019 Term Loan B5, (1 mo. LIBOR + 2.75%), 4.55%, 05/06/26		299	299,795

			8,438,060

Health Care Services — 0.3%
Emerald TopCo., Inc., Term Loan, 07/24/26(n)		1,002	1,007,189
WP CityMD Bidco LLC, 2019 Term Loan B, 08/13/26(n)		923	923,194

			1,930,383

Health Care Technology — 0.6%
Athenahealth, Inc., 2019 Term Loan B, (3 mo. LIBOR + 4.50%), 6.40%, 02/11/26		1,912	1,919,274
Change Healthcare Holdings, Inc., 2017 Term Loan B, (1 mo. LIBOR + 2.50%, 1.00% Floor), 4.30%, 03/01/24		1,379	1,383,051
GoodRx, Inc., 1st Lien Term Loan, (1 mo. LIBOR + 2.75%), 4.55%, 10/10/25		394	395,357

			3,697,682

Hotels, Restaurants & Leisure — 2.8%
1011778 B.C. Unlimited Liability Co., Term Loan B4, (1 mo. LIBOR + 1.75%), 3.55%, 11/19/26		1,490	1,491,385
Aimbridge Acquisition Co., Inc., 2019 Term Loan B, (1 mo. LIBOR + 3.75%), 5.54%, 02/02/26(a)		283	285,244
Aristocrat Technologies, Inc., 2018 1st Lien Term Loan, (3 mo. LIBOR + 1.75%), 3.72%, 10/19/24		367	368,541
Boyd Gaming Corp., Term Loan B3, (1 Week LIBOR + 2.25%), 3.85%, 09/15/23		412	414,257
Caesars Resort Collection LLC, 2017 1st Lien Term Loan B, (1 mo. LIBOR + 2.75%), 4.55%, 12/23/24		2,004	2,005,984
CCM Merger, Inc., Term Loan B, (1 mo. LIBOR + 2.25%), 4.05%, 08/08/21		437	438,518
Four Seasons Hotels Ltd., 1st Lien Term Loan, (1 mo. LIBOR + 2.00%), 3.80%, 11/30/23		1,022	1,028,482
Gateway Casinos & Entertainment Ltd., 2018 Term Loan B, (3 mo. LIBOR + 3.00%), 4.94%, 03/13/25		49	48,983
Golden Nugget LLC, 2017 Incremental Term Loan B, (3 mo. LIBOR + 2.75%), 4.72%, 10/04/23		519	520,408
Hilton Worldwide Finance LLC, 2019 Term Loan B2, (1 mo. LIBOR + 1.75%), 3.54%, 06/22/26		1,015	1,021,583

SCHEDULES OF INVESTMENTS	59

Schedule of Investments (continued) December 31, 2019	BlackRock Limited Duration Income Trust (BLW) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Hotels, Restaurants & Leisure (continued)
IRB Holding Corp., 1st Lien Term Loan, (3 mo. LIBOR + 3.25%, 1.00% Floor), 5.22%, 02/05/25	USD	1,277	$1,283,550
KFC Holding Co., 2018 Term Loan B, (3 mo. LIBOR + 1.75%), 3.49%, 04/03/25		503	504,520
Penn National Gaming, Inc., 2018 1st Lien Term Loan B, (1 mo. LIBOR + 2.25%), 4.05%, 10/15/25		196	196,632
Playa Resorts Holding BV, 2017 Term Loan B, (1 mo. LIBOR + 2.75%, 1.00% Floor), 4.55%, 04/29/24		381	379,193
Playtika Holding Corp., Term Loan B, (1 mo. LIBOR + 6.00%, 1.00% Floor), 7.80%, 12/10/24		578	583,424
Sabre GLBL, Inc., 2018 Term Loan B, (1 mo. LIBOR + 2.00%), 3.80%, 02/22/24		985	989,700
Scientific Games International, Inc., 2018 Term Loan B5, (1 mo. LIBOR + 2.75%), 4.55%, 08/14/24		1,059	1,060,465
Stars Group Holdings BV, 2018 USD Incremental Term Loan, (3 mo. LIBOR + 3.50%), 5.44%, 07/10/25		1,797	1,811,454
Station Casinos LLC, 2016 Term Loan B, (1 mo. LIBOR + 2.50%), 4.30%, 06/08/23		1,221	1,225,874
Whatabrands LLC, Term Loan B, (1 mo. LIBOR + 3.25%), 4.94%, 08/02/26		940	944,174
Wyndham Hotels & Resorts, Inc., Term Loan B, (1 mo. LIBOR + 1.75%), 3.55%, 05/30/25		583	585,422

			17,187,793

Independent Power and Renewable Electricity Producers — 0.3%
AES Corp., 2018 Term Loan B, (3 mo. LIBOR + 1.75%), 3.66%, 05/31/22		20	19,519
Calpine Construction Finance Co. LP, 2017 Term Loan B, (1 mo. LIBOR + 2.50%), 4.30%, 01/15/25		800	803,179
Calpine Corp.:
2019 Term Loan B10, (1 mo. LIBOR + 2.50%), 4.30%, 08/12/26		798	801,985
Term Loan B9, (3 mo. LIBOR + 2.25%), 4.20%, 04/05/26		275	276,007

			1,900,690

Industrial Conglomerates — 0.6%
Cortes NP Acquisition Corp., 2017 Term Loan B, (3 mo. LIBOR + 4.00%, 1.00% Floor), 5.93%, 11/30/23		2,067	2,060,176
Sequa Mezzanine Holdings LLC, 1st Lien Term Loan, (3 mo. LIBOR + 5.00%, 1.00% Floor), 6.90%, 11/28/21		606	605,556
Sundyne US Purchaser, Inc., Term Loan, (1 mo. LIBOR + 4.00%), 5.80%, 05/15/26		722	725,423

			3,391,155

Insurance — 1.4%
Alliant Holdings I, Inc., 2018 Term Loan B, (1 mo. LIBOR + 3.00%), 4.80%, 05/09/25		1,424	1,423,658
Alliant Holdings Intermediate LLC, Term Loan B, (1 mo. LIBOR + 3.25%), 4.99%, 05/09/25		288	288,704
AmWINS Group, Inc., 2017 Term Loan B, 01/25/24(n)		1,192	1,200,266
AssuredPartners, Inc., 2017 1st Lien Add-On Term Loan, (1 mo. LIBOR + 3.50%), 5.30%, 10/22/24		692	693,083

Security		Par (000)	Value

Insurance (continued)
Davis Vision, Inc., 1st Lien Term Loan B, (1 mo. LIBOR + 3.00%, 1.00% Floor), 4.80%, 12/02/24	USD	593	$593,274
Hub International Ltd.:
2018 Term Loan B, (3 mo. LIBOR + 2.75%), 4.69%, 04/25/25		1,301	1,299,308
2019 Incremental Term Loan B, (3 mo. LIBOR + 4.00%, 1.00% Floor), 5.90%, 04/25/25		709	715,509
Sedgwick Claims Management Services, Inc.:
2019 Term Loan B, (1 mo. LIBOR + 4.00%), 5.80%, 09/03/26		630	634,651
Term Loan B, (1 mo. LIBOR + 3.25%), 5.05%, 12/31/25		1,658	1,657,176

			8,505,629

Interactive Media & Services — 0.2%
Ancestry.com Operations, Inc., Non-Extended Term Loan B, (1 mo. LIBOR + 3.75%, 1.00% Floor), 5.55%, 10/19/23		503	494,942
Rackspace Hosting, Inc., 2017 Incremental 1st Lien Term Loan, (3 mo. LIBOR + 3.00%, 1.00% Floor), 4.90%, 11/03/23		461	447,125
TierPoint LLC, 2017 1st Lien Term Loan, (1 mo. LIBOR + 3.75%, 1.00% Floor), 5.55%, 05/06/24		442	430,037

			1,372,104

IT Services — 1.0%
Altran Technologies SA, 1st Lien Term Loan, (1 mo. LIBOR + 2.50%), 4.26%, 03/20/25		211	211,238
Camelot U.S. Acquisition 1 Co., Term Loan B, (1 mo. LIBOR + 3.25%), 5.05%, 10/31/26		857	861,713
Epicor Software Corp., 1st Lien Term Loan, (1 mo. LIBOR + 3.25%, 1.00% Floor), 5.05%, 06/01/22		879	882,777
Evertec Group LLC, 2018 Term Loan B, (1 mo. LIBOR + 3.50%), 5.30%, 11/27/24		391	393,983
Flexential Intermediate Corp., 2nd Lien Term Loan, (3 mo. LIBOR + 7.25%, 1.00% Floor), 9.16%, 08/01/25		273	167,668
Greeneden US Holdings II LLC, 2018 Term Loan B, (1 mo. LIBOR + 3.25%), 5.05%, 12/01/23		857	859,212
Trans Union LLC, 2019 Term Loan B5, (1 mo. LIBOR + 1.75%), 3.55%, 11/16/26		1,278	1,282,497
WEX, Inc., Term Loan B3, (1 mo. LIBOR + 2.25%), 4.05%, 05/15/26		1,607	1,615,711

			6,274,799

Life Sciences Tools & Services — 0.8%
Albany Molecular Research, Inc.:
2017 1st Lien Term Loan, (1 mo. LIBOR + 3.25%, 5.05%, 1.00% Floor), 08/30/24		287	285,264
2017 2nd Lien Term Loan, (1 mo. LIBOR + 7.00%, 8.80%, 1.00% Floor), 08/30/25		130	129,512
eResearchTechnology, Inc., 2019 Term Loan, 11/20/26(n)		810	815,062
Sotera Health Holdings LLC, 2019 Term Loan, 12/11/26(n)		3,654	3,662,379

			4,892,217

Machinery — 0.6%
Clark Equipment Company, 2019 Term Loan B, (3 mo. LIBOR + 1.75%), 3.69%, 05/18/24		189	189,523
Columbus McKinnon Corp., 2018 Term Loan B, (3 mo. LIBOR + 2.50%, 1.00% Floor), 4.44%, 01/31/24(a)		60	59,804

60	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2019	BlackRock Limited Duration Income Trust (BLW) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Machinery (continued)
Gardner Denver, Inc., 2017 Term Loan B, (1 mo. LIBOR + 2.75%), 4.55%, 07/30/24	USD	781	$785,716
Terex Corp., 2019 Term Loan B1, (2 mo. LIBOR + 2.75%), 4.59%, 01/31/24		116	116,703
Titan Acquisition Ltd., 2018 Term Loan B, (1 mo. LIBOR + 3.00%), 4.80%, 03/28/25		2,094	2,057,069
Welbilt, Inc., 2018 Term Loan B, (1 mo. LIBOR + 2.50%), 4.30%, 10/23/25(a)		330	330,474

			3,539,289

Media — 3.2%
Altice Financing SA, 2017 1st Lien Term Loan, (1 mo. LIBOR + 2.75%), 4.51%, 01/31/26		82	81,268
Altice France SA:
2018 Term Loan B13, (1 mo. LIBOR + 4.00%), 5.74%, 08/14/26		1,463	1,464,055
USD Term Loan B12, (1 mo. LIBOR + 3.68%), 5.43%, 01/31/26		253	252,840
Cable One, Inc., 2017 Term Loan B, (1 mo. LIBOR + 1.75%), 3.55%, 05/01/24		254	254,451
Charter Communications Operating LLC, 2019 Term Loan B1, (1 mo. LIBOR + 1.75%), 3.55%, 04/30/25		1,481	1,490,580
Clear Channel Outdoor Holdings, Inc., Term Loan B, (1 mo. LIBOR + 3.50%), 5.30%, 08/21/26		2,547	2,558,434
CSC Holdings LLC:
2017 1st Lien Term Loan, (1 mo. LIBOR + 2.25%), 3.99%, 07/17/25		457	457,519
2019 Term Loan B5, (1 mo. LIBOR + 2.50%), 4.24%, 04/15/27		454	455,763
Diamond Sports Group LLC, Term Loan, (1 mo. LIBOR + 3.25%), 5.03%, 08/24/26		708	706,752
Gray Television, Inc.:
2017 Term Loan B, (1 mo. LIBOR + 2.25%), 3.95%, 02/07/24		469	469,766
2018 Term Loan C, (1 mo. LIBOR + 2.50%), 4.20%, 01/02/26		70	70,765
iHeartCommunications, Inc., Exit Term Loan, (1 mo. LIBOR + 4.00%), 5.69%, 05/01/26		645	649,667
Intelsat Jackson Holdings SA, 2017 Term Loan B3, (6 mo. LIBOR + 3.75%, 1.00% Floor), 5.68%, 11/27/23		145	145,129
Learfield Communications LLC, 2016 1st Lien Term Loan, (1 mo. LIBOR + 3.25%, 1.00% Floor), 5.05%, 12/01/23		1,075	942,314
Liberty Latin America Ltd., Term Loan B, (1 mo. LIBOR + 5.00%), 6.74%, 10/22/26		409	413,601
Lions Gate Capital Holdings LLC, 2018 Term Loan B, (1 mo. LIBOR + 2.25%), 4.05%, 03/24/25		532	530,596
MH Sub I LLC, 2017 1st Lien Term Loan, (1 mo. LIBOR + 3.75%), 5.55%, 09/13/24		873	873,773
Midcontinent Communications, 2019 Term Loan B, (3 mo. LIBOR + 2.25%), 3.99%, 08/15/26		263	264,601
Nexstar Broadcasting, Inc., 2019 Term Loan B4, (1 mo. LIBOR + 2.75%), 4.45%, 09/18/26		532	534,479
PCI Gaming Authority, Term Loan, (1 mo. LIBOR + 2.50%), 4.30%, 05/29/26		518	520,780
PSAV Holdings LLC, 2018 1st Lien Term Loan, (3 mo. LIBOR + 3.25%, 1.00% Floor), 5.23%, 03/03/25(a)		1,323	1,316,719
Radiate Holdco LLC, 1st Lien Term Loan, (1 mo. LIBOR + 3.00%), 4.80%, 02/01/24		734	736,148

Security		Par (000)	Value

Media (continued)
Terrier Media Buyer, Inc., Term Loan B, (3 mo. LIBOR + 4.25%), 6.15%, 12/17/26	USD	503	$507,718
Trader Corp., 2017 Term Loan B, (1 mo. LIBOR + 3.00%, 1.00% Floor), 4.80%, 09/28/23(a)		1,480	1,483,225
Univision Communications, Inc., Term Loan C5, (1 mo. LIBOR + 2.75%, 1.00% Floor), 4.55%, 03/15/24		530	522,259
William Morris Endeavor Entertainment LLC, 2018 1st Lien Term Loan, (1 mo. LIBOR + 2.75%), 4.55%, 05/18/25		867	861,414
Ziggo Secured Finance Partnership, Term Loan E, (1 mo. LIBOR + 2.50%), 4.24%, 04/15/25		824	826,245

			19,390,861

Metals & Mining — 0.3%
Ball Metalpack LLC, 2018 1st Lien Term Loan B, (3 mo. LIBOR + 4.50%), 6.41%, 07/31/25		611	535,873
Equinox Holdings, Inc., 2017 1st Lien Term Loan, 03/08/24(n)		1,136	1,139,189

			1,675,062

Multiline Retail — 0.0%
Neiman Marcus Group Ltd. LLC, Cash Pay Extended Term Loan, (1 mo. LIBOR + 6.00%), 7.71%, 10/25/23		354	291,324

Oil & Gas Equipment & Services — 0.1%
McDermott Technology Americas, Inc.:
2018 1st Lien Term Loan, 10/21/21(n)		302	307,259
2018 1st Lien Term Loan, (3 mo. LIBOR + 5.00%, 1.00% Floor), 6.94%, 05/09/25		663	385,983

			693,242

Oil, Gas & Consumable Fuels — 0.2%
California Resources Corp., Second Out Term Loan, (1 mo. LIBOR + 10.37%, 1.00% Floor), 12.18%, 12/31/21		600	445,260
CITGO Holding, Inc., 2019 Term Loan B, (1 mo. LIBOR + 7.00%, 1.00% Floor), 8.80%, 08/01/23		2	2,029
CONSOL Energy, Inc., 1st Lien Term Loan B, (1 mo. LIBOR + 4.50%, 1.00% Floor), 6.30%, 09/27/24		280	247,423
Edgewater Generation LLC, Term Loan, 12/13/25(n)		601	573,948
EG Group Ltd., 2018 Term Loan B, (3 mo. LIBOR + 4.00%), 5.96%, 02/07/25		251	249,130

			1,517,790

Personal Products — 0.1%
Sunshine Luxembourg VII Sarl, USD 1st Lien Term Loan, (3 mo. LIBOR + 4.25%, 1.00% Floor), 6.19%, 10/01/26		821	827,888

Pharmaceuticals — 1.4%
Amneal Pharmaceuticals LLC, 2018 Term Loan B, (1 mo. LIBOR + 3.50%), 5.31%, 05/04/25		660	590,945
Catalent Pharma Solutions, Inc., Term Loan B2, (1 mo. LIBOR + 2.25%, 1.00% Floor), 4.05%, 05/18/26		726	727,740
Endo Luxembourg Finance Co. I Sarl, 2017 Term Loan B, (1 mo. LIBOR + 4.25%), 6.06%, 04/29/24		544	519,434
Grifols Worldwide Operations USA, Inc., USD 2019 Term Loan B, (1 mo. LIBOR + 2.00%), 3.74%, 11/15/27		890	896,789

SCHEDULES OF INVESTMENTS	61

Schedule of Investments (continued) December 31, 2019	BlackRock Limited Duration Income Trust (BLW) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Pharmaceuticals (continued)
Jaguar Holding Co. II, 2018 Term Loan, (1 mo. LIBOR + 2.50%, 1.00% Floor), 4.30%, 08/18/22	USD	2,943	$2,956,937
Valeant Pharmaceuticals International, Inc., 2018 Term Loan B, (1 mo. LIBOR + 3.00%), 4.74%, 06/02/25		2,783	2,796,816

			8,488,661

Professional Services — 0.4%
ASGN, Inc., 2019 Term Loan B3, (1 mo. LIBOR + 1.75%), 3.55%, 04/02/25		250	251,278
Cast and Crew Payroll LLC, 2019 1st Lien Term Loan, (1 mo. LIBOR + 4.00%), 5.80%, 02/09/26		656	658,640
Dun & Bradstreet Corp., Term Loan, (1 mo. LIBOR + 5.00%), 6.79%, 02/06/26		1,356	1,366,740
SIRVA Worldwide, Inc., 2018 1st Lien Term Loan, (3 mo. LIBOR + 5.50%), 7.41%, 08/04/25(a)		402	395,675

			2,672,333

Real Estate Management & Development — 0.7%
CityCenter Holdings LLC, 2017 Term Loan B, (1 mo. LIBOR + 2.25%), 4.05%, 04/18/24		1,600	1,605,671
DTZ US Borrower LLC, 2018 Add On Term Loan B, (1 mo. LIBOR + 3.25%), 5.05%, 08/21/25		1,049	1,049,050
ESH Hospitality, Inc., 2019 Term Loan B, (1 mo. LIBOR + 2.00%), 3.80%, 09/18/26		283	284,829
Forest City Enterprises LP, 2019 Term Loan B, (1 mo. LIBOR + 3.50%), 5.30%, 12/08/25		780	783,287
Realogy Corp., 2018 Term Loan B, (1 mo. LIBOR + 2.25%), 4.05%, 02/08/25		355	351,132
SMG Holdings, Inc., 2017 1st Lien Term Loan, (1 mo. LIBOR + 3.00%), 4.80%, 01/23/25		383	384,585

			4,458,554

Road & Rail — 0.1%
Road Infrastructure Investment LLC, 2016 1st Lien Term Loan, 06/13/23(n)		448	413,748

Semiconductors & Semiconductor Equipment — 0.2%
Cabot Microelectronics Corporation, 2019 Term Loan B1, (1 mo. LIBOR + 2.00%), 3.81%, 11/14/25		475	476,716
Microchip Technology, Inc., 2018 Term Loan B, (1 mo. LIBOR + 2.00%), 3.80%, 05/29/25		350	351,393
ON Semiconductor Corp., 2019 Term Loan B, (1 mo. LIBOR + 2.00%), 3.80%, 09/19/26		225	226,592

			1,054,701

Software — 5.7%
Applied Systems, Inc.(n):
2017 1st Lien Term Loan, 09/19/24		1,473	1,477,657
2017 2nd Lien Term Loan, 09/19/25		250	253,846
BMC Software Finance, Inc., 2017 Term Loan, (1 mo. LIBOR + 4.25%), 6.05%, 10/02/25		1,290	1,273,612
Cerence, Inc., Term Loan B, (1 mo. LIBOR + 6.00%, 1.00% Floor), 7.69%, 10/01/24(a)		318	301,305
Cypress Intermediate Holdings III, Inc.:
2017 1st Lien Term Loan, 04/29/24(n)		1,035	1,036,071
2017 2nd Lien Term Loan, (1 mo. LIBOR + 6.75%, 1.00% Floor), 8.55%, 04/27/25		248	248,372
Digicel International Finance Ltd., 2017 Term Loan B, (6 mo. LIBOR + 3.25%), 5.34%, 05/28/24		499	443,697

Security		Par (000)	Value

Software (continued)
DTI Holdco, Inc., 2018 Term Loan B, (2 mo. LIBOR + 4.75%, 1.00% Floor), 6.68%, 09/30/23	USD	495	$461,274
Ellie Mae, Inc., Term Loan, (3 mo. LIBOR + 4.00%), 5.94%, 04/17/26		1,431	1,437,682
Financial & Risk US Holdings, Inc., 2018 USD Term Loan, 10/01/25(n)		2,423	2,443,178
Infor (US), Inc., Term Loan B6, (3 mo. LIBOR + 2.75%, 1.00% Floor), 4.69%, 02/01/22		2,973	2,984,533
Informatica Corp., 2018 Term Loan, (1 mo. LIBOR + 3.25%), 5.05%, 08/05/22		1,535	1,540,422
Kronos, Inc.:
2017 Term Loan B, (3 mo. LIBOR + 3.00%, 1.00% Floor), 4.91%, 11/01/23		2,642	2,653,320
2nd Lien Term Loan, (3 mo. LIBOR + 8.25%, 1.00% Floor), 10.16%, 11/01/24		615	626,273
McAfee LLC, 2018 Term Loan B, (1 mo. LIBOR + 3.75%), 5.55%, 09/30/24		1,615	1,621,280
Mitchell International, Inc.:
2017 1st Lien Term Loan, (1 mo. LIBOR + 3.25%), 5.05%, 11/29/24		1,067	1,056,291
2017 2nd Lien Term Loan, (1 mo. LIBOR + 7.25%), 9.05%, 12/01/25(a)		267	255,333
Renaissance Holding Corp., 2018 Add On Term Loan, (1 mo. LIBOR + 3.25%), 5.05%, 05/30/25		236	234,795
RP Crown Parent LLC, 2016 Term Loan B, (1 mo. LIBOR + 2.75%, 1.00% Floor), 4.55%, 10/12/23		960	965,384
Severin Acquisition LLC, 2018 Term Loan B, 08/01/25(n)		492	488,141
SolarWinds Holdings, Inc., 2018 Term Loan B, (1 mo. LIBOR + 2.75%), 4.55%, 02/05/24		1,704	1,713,526
Solera LLC, Term Loan B, 03/03/23(n)		1,435	1,435,930
Sophia LP, 2017 Term Loan B, (3 mo. LIBOR + 3.25%, 1.00% Floor), 5.19%, 09/30/22		2,217	2,221,385
SS&C Technologies Holdings Europe Sarl, 2018 Term Loan B4, (1 mo. LIBOR + 2.25%), 4.05%, 04/16/25		490	492,814
SS&C Technologies, Inc.:
2018 Term Loan B3, (1 mo. LIBOR + 2.25%), 4.05%, 04/16/25		707	711,289
2018 Term Loan B5, (1 mo. LIBOR + 2.25%), 4.05%, 04/16/25		459	462,324
Tempo Acquisition LLC, Term Loan, (1 mo. LIBOR + 2.75%), 4.55%, 05/01/24		1,987	1,997,746
Tibco Software, Inc., 2019 Term Loan B, (1 mo. LIBOR + 4.00%), 5.71%, 06/30/26		1,704	1,709,550
Ultimate Software Group, Inc., Term Loan B, (1 mo. LIBOR + 3.75%), 5.55%, 05/04/26		854	858,795
Vertafore, Inc., 2018 1st Lien Term Loan, (1 mo. LIBOR + 3.25%), 5.05%, 07/02/25		1,476	1,457,306

			34,863,131

Specialty Retail — 1.0%
Belron Finance US LLC:
2019 USD Term Loan B, (3 mo. LIBOR + 2.50%), 4.44%, 11/07/26		420	421,315
Term Loan B, (3 mo. LIBOR + 2.25%), 4.14%, 11/07/24		747	748,941
Term Loan B, (3 mo. LIBOR + 2.25%), 4.15%, 11/13/25		184	184,830
CD&R Firefly Bidco Ltd., 2018 GBP Term Loan B1, (LIBOR - GBP + 4.50%), 5.31%, 06/23/25	GBP	1,000	1,310,175

62	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2019	BlackRock Limited Duration Income Trust (BLW) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Specialty Retail (continued)
IAA, Inc., Term Loan B, (1 mo. LIBOR + 2.25%), 4.06%, 06/28/26(a)	USD	287	$289,435
Leslie’s Poolmart, Inc., 2018 Term Loan, (1 mo. LIBOR + 3.50%, 1.00% Floor), 5.34%, 08/16/23		204	190,122
MED ParentCo LP:
1st Lien Delayed Draw Term Loan, (1 mo. LIBOR + 4.25%), 6.05%, 08/31/26		24	24,222
1st Lien Term Loan, (1 mo. LIBOR + 4.25%), 6.05%, 08/31/26		456	454,837
Midas Intermediate Holdco II LLC, Incremental Term Loan B, 08/18/21(n)		541	530,523
PetSmart, Inc., Term Loan B2, 03/11/22(n)		1,737	1,715,721
Research Now Group, Inc., 2017 1st Lien Term Loan, (3 mo. LIBOR + 5.50%, 1.00% Floor), 7.41%, 12/20/24		387	386,519

			6,256,640

Technology Hardware, Storage & Peripherals — 0.2%
Western Digital Corp., 2018 Term Loan B4, (3 mo. LIBOR + 1.75%), 3.45%, 04/29/23		980	983,937

Textiles, Apparel & Luxury Goods — 0.2%
Ascend Performance Materials Operations LLC, 2019 Term Loan B, (3 mo. LIBOR + 5.25%, 1.00% Floor), 7.19%, 08/27/26(a)		953	960,066

Thrifts & Mortgage Finance — 0.3%
IG Investment Holdings LLC, 2018 1st Lien Term Loan, (1 mo. LIBOR + 4.00%, 1.00% Floor), 5.80%, 05/23/25		1,584	1,588,282

Trading Companies & Distributors — 0.3%
Beacon Roofing Supply, Inc., 2017 Term Loan B, (1 mo. LIBOR + 2.25%), 4.05%, 01/02/25		431	432,696
HD Supply, Inc., Term Loan B5, (1 mo. LIBOR + 1.75%), 3.55%, 10/17/23		1,066	1,072,131
United Rentals, Inc., Term Loan B, (1 mo. LIBOR + 1.75%), 3.55%, 10/31/25		104	104,659

			1,609,486

Utilities — 0.1%
ExGen Renewables IV LLC, Term Loan B, (3 mo. LIBOR + 3.00%, 1.00% Floor), 4.91%, 11/28/24		688	677,711

Wireless Telecommunication Services — 0.3%
Geo Group, Inc., 2018 Term Loan B, (1 mo. LIBOR + 2.00%), 3.80%, 03/22/24		633	567,144
Ligado Networks LLC, PIK Exit Term Loan (9.75% PIK), 0.00%, 12/07/20(g)		248	158,424
SBA Senior Finance II LLC, 2018 Term Loan B, (1 mo. LIBOR + 1.75%), 3.55%, 04/11/25		927	929,970

			1,655,538

Total Floating Rate Loan Interests — 41.0% (Cost — $250,873,134)			250,655,043

Foreign Agency Obligations — 2.9%

Argentina — 0.0%
Argentine Republic Government International Bond:
6.88%, 04/22/21		236	126,481
4.63%, 01/11/23		118	58,853

			185,334

Security		Par (000)	Value

Bahrain — 0.1%
CBB International Sukuk Co. 7 SPC	USD	200	$232,750

Colombia — 0.1%
Colombia Government International Bond:
8.13%, 05/21/24		238	292,219
4.50%, 01/28/26(f)		236	257,240
3.88%, 04/25/27		200	212,000

			761,459

Cyprus — 0.5%
Cyprus Government International Bond(c)	EUR	2,600	2,921,196

Dominican Republic — 0.0%
Dominican Republic International Bond	USD	159	171,422

Egypt — 0.2%
Egypt Government Bond:
16.00%, 06/11/22	EGP	2,625	168,981
14.30%, 09/03/22		5,685	355,832
Egypt Government International Bond	USD	882	890,269

			1,415,082

Iceland — 0.6%
Iceland Government International Bond(f)		3,030	3,280,091

Indonesia — 0.2%
Indonesia Government International Bond:
4.75%, 01/08/26		395	438,820
5.35%, 02/11/49(f)		200	257,688
Indonesia Treasury Bond	IDR	6,090,000	413,238

			1,109,746

Mexico — 0.0%
Mexico Government International Bond(f)	USD	210	224,897

Nigeria — 0.1%
Nigeria Government International Bond(f)		484	534,820

Portugal — 0.6%
Portugal Government International Bond(c)		3,190	3,578,095

Qatar — 0.1%
Qatar Government International Bond:
4.50%, 04/23/28		490	561,662
4.00%, 03/14/29(c)(f)		200	223,563

			785,225

Russia — 0.2%
Russian Foreign Bond - Eurobond:
4.75%, 05/27/26	EUR	400	446,750
4.25%, 06/23/27		400	436,800

			883,550

Saudi Arabia — 0.1%
Saudi Government International Bond		385	436,012

South Africa — 0.0%
Republic of South Africa Government International Bond		199	213,303

Turkey — 0.0%
Turkey Government International Bond		200	208,938

Ukraine — 0.1%
Ukraine Government International Bond:
7.75%, 09/01/22		118	126,850
7.75%, 09/01/25		166	180,857
9.75%, 11/01/28		236	287,035

			594,742

Total Foreign Agency Obligations — 2.9% (Cost — $17,213,004)			17,536,662

SCHEDULES OF INVESTMENTS	63

Schedule of Investments (continued) December 31, 2019	BlackRock Limited Duration Income Trust (BLW) (Percentages shown are based on Net Assets)

Security		Shares	Value

Investment Companies — 2.8%

Equity Fund — 2.8%
Invesco Senior Loan ETF		755,757	$17,246,375

Total Investment Companies — 2.8% (Cost — $17,223,384)			17,246,375

		Par (000)

Non-Agency Mortgage-Backed Securities — 1.4%

Collateralized Mortgage Obligations — 0.6%
Countrywide Alternative Loan Trust, Series 2005-54CB, Class 3A4, 5.50%, 11/25/35	USD	1,742	1,454,190
Countrywide Home Loan Mortgage Pass-Through Trust:
Series 2005-17, Class 1A6, 5.50%, 09/25/35		289	289,072
Series 2006-17, Class A2, 6.00%, 12/25/36		986	739,534
Series 2007-HY5, Class 3A1, 3.75%, 09/25/37(e)		661	625,588
GSR Mortgage Loan Trust, Series 2005-AR5, Class 2A3, 4.26%, 10/25/35(e)		514	414,453

			3,522,837

Commercial Mortgage-Backed Securities — 0.8%
Banc of America Merrill Lynch Commercial Mortgage Securities Trust, Series 2015-200P, Class C, 3.60%, 04/14/33(c)(e)		4,830	5,010,736
Greenwich Capital Commercial Funding Corp. Commercial Mortgage Trust, Series 2006-GG7, Class AM, 5.62%, 07/10/38(e)		249	250,573

			5,261,309

Total Non-Agency Mortgage-Backed Securities — 1.4% (Cost — $8,671,602)			8,784,146

		Beneficial Interest (000)

Other Interests(a)(b)(o) — 0.0%

Auto Components — 0.0%
Lear Corp. Escrow(i)	USD	1,000	10

IT Services — 0.0%
Millennium Corp.		918	—
Millennium Lender Claims		861	—

			—

Total Other Interests — 0.0% (Cost — $—)			10

		Par (000)

Preferred Securities – 9.3%

Capital Trusts — 7.0%

Banks — 1.1%
Banco Mercantil del Norte SA, 6.75%(c)(h)(j)	USD	396	411,345
Bankia SA, 6.38%(h)(j)	EUR	200	243,128
Capital One Financial Corp., Series E, 5.55%(f)(h)(j)	USD	3,000	3,044,610
CIT Group, Inc., Series A, 5.80%(h)(j)		235	241,463

Security		Par (000)	Value

Banks (continued)
Wells Fargo & Co.,(f)(h)(j):
Series S, 5.90%	USD	1,500	$1,633,230
Series U, 5.88%		968	1,076,900

			6,650,676

Building Materials — 0.0%
Holcim Finance Luxembourg SA, 3.00%(h)(j)	EUR	100	118,339

Capital Markets — 1.0%
Goldman Sachs Group, Inc.,(h)(j):
Series M, 5.38%(f)	USD	1,730	1,751,400
Series P, 5.00%		123	123,922
Morgan Stanley, Series H, 5.61%(f)(h)(j)		2,546	2,568,405
State Street Corp., Series F, 5.25%(f)(h)(j)		1,625	1,666,405

			6,110,132

Chemicals — 0.0%
Solvay Finance SA, 5.43%(h)(j)	EUR	100	129,276

Diversified Financial Services — 3.8%
Bank of America Corp.,(h)(j):
Series AA, 6.10%(f)	USD	1,038	1,156,124
Series DD, 6.30%		215	248,325
Series U, 5.20%(f)		1,250	1,306,250
Series X, 6.25%(f)		1,929	2,143,601
Series Z, 6.50%		143	162,305
Credit Agricole SA, 6.50%(h)(j)	EUR	100	121,121
Credit Suisse Group AG(h)(j):
6.25%	USD	200	217,550
6.38%(c)		495	533,610
HBOS Capital Funding LP, 6.85%(j)		100	102,100
HSBC Holdings PLC(h)(j):
6.00%		415	441,975
6.25%		695	737,569
JPMorgan Chase & Co.,(h)(j):
Series 1, 5.41%		146	147,314
Series FF, 5.00%		1,345	1,398,800
Series R, 6.00%		120	128,850
Series S, 6.75%		160	180,680
Series U, 6.13%(f)		6,690	7,308,825
Series V, 5.23%(f)		4,060	4,090,450
Royal Bank of Scotland Group PLC, 8.63%(h)(j)		200	214,500
Societe Generale SA, 6.00%(c)(f)(h)(j)		2,000	2,003,352
UniCredit SpA, 6.75%(h)(j)	EUR	200	239,719

			22,883,020

Diversified Telecommunication Services — 0.1%
Koninklijke KPN NV, 2.00%(h)(j)		100	114,223
Telefonica Europe BV(h)(j):
3.75%		100	118,061
4.38%		100	125,069
5.88%		100	130,826

			488,179

Electric Utilities — 0.3%
NextEra Energy Capital Holdings, Inc., 5.65%, 05/01/79(f)(h)	USD	1,750	1,939,908

Electronic Equipment, Instruments & Components — 0.0%
Belden, Inc., 4.13%, 10/15/26	EUR	100	120,000

Insurance — 0.6%
Voya Financial, Inc., 5.65%, 05/15/53(h)	USD	3,500	3,721,235

Oil, Gas & Consumable Fuels — 0.1%
Naturgy Finance BV, 3.38%(h)(j)	EUR	100	120,291
Repsol International Finance BV, 4.50%, 03/25/75(h)		100	129,265

			249,556

64	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2019	BlackRock Limited Duration Income Trust (BLW) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Utilities — 0.0%
Electricite de France SA, 3.00%(h)(j)	EUR	200	$231,070

Total Capital Trusts — 7.0% (Cost — $40,434,132)			42,641,391

		Shares

Preferred Stocks — 1.8%

Banks — 0.0%
CF-B L2 (D) LLC, (Aquired 04/08/15, cost $131,171), 0.00%(p)		134,077	42,060

Capital Markets — 1.8%
Goldman Sachs Group, Inc., Series J, 5.50%(h)(j)		202,526	5,431,747
Morgan Stanley,(h)(j):
Series F, 6.88%		120	3,396,000
Series K, 5.85%		53	1,510,255
SCE Trust III, Series H, 5.75%(h)(j)		21,200	517,068

			10,855,070

Total Preferred Stocks — 1.8% (Cost — $10,174,955)			10,897,130

Trust Preferred — 0.5%

Diversified Financial Services — 0.5%
GMAC Capital Trust I, Series 2, 7.69%(h)		105,753	2,754,866

Total Trust Preferreds — 0.5% (Cost — $2,686,547)			2,754,866

Total Preferred Securities— 9.3% (Cost — $53,295,634)			56,293,387

		Par (000)

U.S. Government Sponsored Agency Securities — 5.3%

Collateralized Mortgage Obligations — 1.1%
Fannie Mae Connecticut Avenue Securities, Series 2017-C03, Class 1M2, (1 mo. LIBOR US + 3.00%), 4.79%, 10/25/29(d)	USD	1,600	1,671,358
Freddie Mac Mortgage-Backed Securities, Series 4480, Class ZX, 4.00%, 11/15/44		4,787	5,293,466

			6,964,824

Interest Only Collateralized Mortgage Obligations — 0.3%
Freddie Mac Mortgage-Backed Securities, Series K042, Class X1, 1.05%, 12/25/24(e)		33,903	1,495,410

Mortgage-Backed Securities — 3.9%
Fannie Mae Mortgage-Backed Securities(f):
2.50%, 10/01/28 - 06/01/32		2,352	2,381,124
3.00%, 05/01/30		13,227	13,686,929
3.50%, 08/01/49		2,958	3,087,547
5.00%, 07/01/20 - 08/01/23		53	54,777
Freddie Mac Mortgage-Backed Securities, 3.50%, 07/01/49(f)		4,316	4,502,441

			23,712,818

Total U.S. Government Sponsored Agency Securities — 5.3% (Cost — $31,681,883)			32,173,052

Security	Par (000)	Value

U.S. Treasury Obligations — 2.9%
U.S. Treasury Bonds, 2.88%, 05/15/49(f)	1,350	$1,492,014
U.S. Treasury Notes(f):
2.75%, 09/30/20	1,600	1,612,875
2.75%, 04/30/23	8,000	8,289,688
2.75%, 08/31/25	6,150	6,483,445

Total U.S. Treasury Obligations — 2.9% (Cost — $17,029,393)		17,878,022

	Shares

Warrants — 0.1%

Media — 0.1%
iHeartMedia, Inc. (Expires 05/01/39)	14,604	246,793

Metals & Mining — 0.0%
AFGlobal Corp. (Expires 12/20/20)(a)	2,542	—

Total Warrants — 0.1% (Cost — $262,857)		246,793

Total Long-Term Investments — 133.7% (Cost — $802,873,117)		816,892,516

	Par (000)

Short-Term Securities — 0.3%

Nigeria — 0.1%

Foreign Agency Obligations — 0.1%
Nigeria Treasury Bill, 0.00%, 02/27/20(l)	131,600	355,531

Total Foreign Agency Obligations — 0.1% (Cost — $356,925)		355,531

	Shares

Money Market Fund — 0.2%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 1.51%(q)(r)	1,358,645	1,358,645

Total Money Market Fund — 0.2% (Cost — $1,358,645)		1,358,645

Total Short-Term Securities — 0.3% (Cost — $1,715,570)		1,714,176

Options Purchased — 0.0% (Cost — $234,870)		99,208

Total Investments Before Options Written — 134.0% (Cost — $804,823,557)		818,705,900

Options Written — (0.0)% (Premiums Received — $88,853)		(31,530)

Total Investments, Net of Options Written — 134.0% (Cost — $804,734,704)		818,674,370

Liabilities in Excess of Other Assets — (34.0)%		(207,606,778)

Net Assets — 100.0%		$611,067,592

(a)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(b)	Non-income producing security.
(c)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

SCHEDULES OF INVESTMENTS	65

Schedule of Investments (continued) December 31, 2019	BlackRock Limited Duration Income Trust (BLW)

(d)	Variable rate security. Rate shown is the rate in effect as of period end.
(e)

Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

(f)	All or a portion of the security has been pledged as collateral in connection with outstanding reverse repurchase agreements.
(g)	Payment-in-kind security which may pay interest/dividends in additional par/shares and/or in cash. Rates shown are the current rate and possible payment rates.
(h)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.
(i)	Issuer filed for bankruptcy and/or is in default.
(j)	Perpetual security with no stated maturity date.
(k)	When-issued security.
(l)	Zero-coupon bond.
(m)	Convertible security.
(n)	Represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate.
(o)	Other interests represent beneficial interests in liquidation trusts and other reorganization or private entities.
(p)

Restricted security as to resale, excluding 144A securities. As of period end, the Fund held restricted securities with a current value of $42,060 and an original cost of $131,171, which was less than 0.05% of its net assets.

(q)	Annualized 7-day yield as of period end.

(r)

During the period ended December 31, 2019, investments in issuers considered to be an affiliate/affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at 08/31/19	Net Activity	Shares Held at 12/31/19	Value at 12/31/19	Income	Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	3,688,908	(2,330,263)	1,358,645	$1,358,645	$29,844	$4	$—

(a)	Includes net capital gain distributions, if applicable.

Reverse Repurchase Agreements

Counterparty	Interest Rate	Trade Date	Maturity Date (a)	Face Value	Face Value Including Accrued Interest	Type of Non-Cash Underlying Collateral	Remaining Contractual Maturity of the Agreements (a)
UBS Ltd.	2.05%	09/20/18	Open	$3,026,213	$3,127,208	Foreign Agency Obligations	Open/Demand
UBS Ltd.	2.20	09/20/18	Open	1,730,000	1,792,145	Capital Trusts	Open/Demand
UBS Ltd.	2.20	09/20/18	Open	746,250	773,057	Corporate Bonds	Open/Demand
UBS Ltd.	2.20	09/20/18	Open	250,200	259,188	Corporate Bonds	Open/Demand
UBS Ltd.	2.20	09/20/18	Open	362,780	375,812	Corporate Bonds	Open/Demand
UBS Ltd.	2.20	12/12/18	Open	250,583	258,007	Corporate Bonds	Open/Demand
Goldman Sachs & Co LLC	1.75	02/12/19	Open	382,826	390,887	Corporate Bonds	Open/Demand
Goldman Sachs & Co LLC	2.05	02/12/19	Open	527,217	538,590	Capital Trusts	Open/Demand
Credit Suisse Securities (USA) LLC	1.90	02/26/19	Open	207,680	211,983	Foreign Agency Obligations	Open/Demand
Goldman Sachs & Co LLC	1.75	03/04/19	Open	273,257	278,813	Corporate Bonds	Open/Demand
Goldman Sachs & Co LLC	1.75	03/04/19	Open	477,720	487,434	Corporate Bonds	Open/Demand
Goldman Sachs & Co LLC	1.75	03/04/19	Open	242,685	247,296	Corporate Bonds	Open/Demand
Goldman Sachs & Co LLC	1.75	03/04/19	Open	158,392	161,613	Corporate Bonds	Open/Demand
Goldman Sachs & Co LLC	1.85	03/04/19	Open	659,311	672,830	Corporate Bonds	Open/Demand
Goldman Sachs & Co LLC	2.10	03/04/19	Open	1,207,335	1,232,612	Corporate Bonds	Open/Demand
Goldman Sachs & Co LLC	2.10	03/04/19	Open	383,152	391,174	Corporate Bonds	Open/Demand
Goldman Sachs & Co LLC	2.00	03/11/19	Open	190,858	194,574	Foreign Agency Obligations	Open/Demand
Goldman Sachs & Co LLC	2.10	04/12/19	Open	1,354,175	1,378,211	Corporate Bonds	Open/Demand
Credit Suisse Securities (USA) LLC	2.00	05/07/19	Open	176,500	179,302	Foreign Agency Obligations	Open/Demand
Credit Suisse Securities (USA) LLC	1.70	06/11/19	Open	210,250	212,744	Foreign Agency Obligations	Open/Demand
BNP Paribas S.A.	1.95	06/21/19	Open	2,902,500	2,941,321	Capital Trusts	Open/Demand
BNP Paribas S.A.	1.95	06/21/19	Open	1,483,125	1,502,962	Capital Trusts	Open/Demand
BNP Paribas S.A.	1.95	06/21/19	Open	581,788	589,340	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.15	06/21/19	Open	94,510	95,746	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.15	06/21/19	Open	226,188	229,418	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.15	06/21/19	Open	5,264,190	5,337,533	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.15	06/21/19	Open	369,923	375,114	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.15	06/21/19	Open	993,200	1,007,387	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.15	06/21/19	Open	944,843	958,100	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.15	06/21/19	Open	157,885	160,100	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.15	06/21/19	Open	590,008	598,435	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.15	06/21/19	Open	130,975	132,781	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.15	06/21/19	Open	2,421,969	2,454,963	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.04	06/21/19	Open	1,776,250	1,799,459	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.04	06/21/19	Open	98,375	99,660	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.04	06/21/19	Open	993,431	1,006,412	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.04	06/21/19	Open	535,575	542,573	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.04	06/21/19	Open	392,531	397,660	Corporate Bonds	Open/Demand

66	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2019	BlackRock Limited Duration Income Trust (BLW)

Reverse Repurchase Agreements (continued)

Counterparty	Interest Rate	Trade Date	Maturity Date (a)	Face Value	Face Value Including Accrued Interest	Type of Non-Cash Underlying Collateral	Remaining Contractual Maturity of the Agreements (a)
RBC Capital Markets, LLC	2.04%	06/21/19	Open	$1,455,000	$1,474,012	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.04	06/21/19	Open	1,434,125	1,452,864	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.04	06/21/19	Open	1,493,888	1,513,407	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.04	06/21/19	Open	654,063	662,609	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.04	06/21/19	Open	1,528,788	1,548,763	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.04	06/21/19	Open	407,531	412,856	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.04	06/21/19	Open	154,635	156,656	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.04	06/21/19	Open	256,275	259,624	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.04	06/21/19	Open	386,250	391,297	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.04	06/21/19	Open	288,563	292,333	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.04	06/21/19	Open	680,231	689,119	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.04	06/21/19	Open	229,125	232,119	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.04	06/21/19	Open	1,110,819	1,125,333	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.04	06/21/19	Open	275,224	279,109	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.04	06/21/19	Open	465,000	471,076	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.04	06/21/19	Open	2,364,675	2,395,573	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.04	06/21/19	Open	263,313	266,753	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.04	06/21/19	Open	285,938	289,674	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.04	06/21/19	Open	1,218,544	1,234,466	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.04	06/21/19	Open	430,650	436,277	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.04	06/21/19	Open	1,452,506	1,471,485	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.04	06/21/19	Open	370,781	375,626	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.04	06/21/19	Open	843,750	854,775	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.04	06/21/19	Open	162,350	164,471	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.04	06/21/19	Open	134,925	136,688	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.04	06/21/19	Open	343,350	347,836	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.15	07/16/19	Open	457,464	462,479	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.15	07/16/19	Open	569,250	575,550	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.15	07/16/19	Open	795,150	803,951	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.15	07/16/19	Open	334,051	337,749	Corporate Bonds	Open/Demand
HSBC Securities (USA), Inc.	1.85	07/17/19	Open	6,512,000	6,574,307	U.S. Treasury Obligations	Open/Demand
HSBC Securities (USA), Inc.	1.85	07/17/19	Open	8,316,000	8,395,568	U.S. Treasury Obligations	Open/Demand
BNP Paribas S.A.	2.15	08/19/19	Open	297,040	299,592	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.30	08/26/19	Open	1,682,738	1,698,018	Corporate Bonds	Open/Demand
HSBC Securities (USA), Inc.	1.85	08/27/19	Open	1,636,000	1,648,450	U.S. Treasury Obligations	Open/Demand
RBC Capital Markets, LLC	1.10	08/29/19	Open	264,128	265,352	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.04	08/29/19	Open	754,298	760,237	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.15	08/29/19	Open	643,125	648,433	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.30	08/29/19	Open	419,543	423,222	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.30	08/29/19	Open	567,484	572,460	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.30	08/29/19	Open	821,950	829,158	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.30	08/29/19	Open	447,368	451,291	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.30	08/29/19	Open	535,301	539,996	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.30	08/29/19	Open	1,561,573	1,575,267	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.30	08/29/19	Open	1,075,718	1,085,151	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.30	08/29/19	Open	1,218,870	1,229,559	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.30	08/29/19	Open	1,073,600	1,083,015	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.00	09/03/19	Open	1,437,188	1,447,807	Capital Trusts	Open/Demand
Barclays Capital, Inc.	2.00	09/03/19	Open	2,349,187	2,366,545	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.00	09/03/19	Open	1,068,750	1,076,647	Capital Trusts	Open/Demand
Barclays Capital, Inc.	2.00	09/03/19	Open	2,307,900	2,324,953	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.00	09/03/19	Open	1,622,771	1,634,762	Capital Trusts	Open/Demand
Barclays Capital, Inc.	2.00	09/03/19	Open	1,081,267	1,089,257	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.00	09/03/19	Open	1,271,563	1,280,958	Capital Trusts	Open/Demand
Barclays Capital, Inc.	2.25	09/03/19	Open	1,327,775	1,338,683	Capital Trusts	Open/Demand
Barclays Capital, Inc.	2.25	09/03/19	Open	1,081,978	1,090,866	Capital Trusts	Open/Demand
Barclays Capital, Inc.	2.25	09/03/19	Open	509,469	513,654	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.25	09/03/19	Open	2,310,000	2,328,977	Capital Trusts	Open/Demand
Barclays Capital, Inc.	2.25	09/03/19	Open	1,226,569	1,236,645	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.25	09/04/19	Open	392,201	395,393	Corporate Bonds	Open/Demand
BNP Paribas S.A.	1.95	09/04/19	Open	908,438	914,906	Corporate Bonds	Open/Demand
BNP Paribas S.A.	1.95	09/04/19	Open	3,172,500	3,195,091	Corporate Bonds	Open/Demand

SCHEDULES OF INVESTMENTS	67

Schedule of Investments (continued) December 31, 2019	BlackRock Limited Duration Income Trust (BLW)

Reverse Repurchase Agreements (continued)

Counterparty	Interest Rate	Trade Date	Maturity Date (a)	Face Value	Face Value Including Accrued Interest	Type of Non-Cash Underlying Collateral	Remaining Contractual Maturity of the Agreements (a)
BNP Paribas S.A.	1.95%	09/04/19	Open	$6,781,988	$6,830,516	Capital Trusts	Open/Demand
BNP Paribas S.A.	1.95	09/04/19	Open	1,504,500	1,515,213	Corporate Bonds	Open/Demand
BNP Paribas S.A.	1.95	09/04/19	Open	3,555,000	3,580,315	Corporate Bonds	Open/Demand
BNP Paribas S.A.	1.95	09/04/19	Open	838,785	844,758	Corporate Bonds	Open/Demand
BNP Paribas S.A.	1.95	09/04/19	Open	1,002,394	1,009,532	Corporate Bonds	Open/Demand
BNP Paribas S.A.	1.95	09/04/19	Open	526,025	529,778	Corporate Bonds	Open/Demand
BNP Paribas S.A.	1.95	09/04/19	Open	3,812,057	3,839,202	Corporate Bonds	Open/Demand
BNP Paribas S.A.	1.95	09/04/19	Open	849,225	855,272	Corporate Bonds	Open/Demand
BNP Paribas S.A.	1.95	09/04/19	Open	288,400	290,458	Corporate Bonds	Open/Demand
BNP Paribas S.A.	1.95	09/04/19	Open	169,744	170,952	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.15	09/04/19	Open	2,289,375	2,307,258	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.15	09/04/19	Open	508,183	512,134	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.15	09/09/19	Open	446,500	449,836	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.25	09/11/19	Open	986,798	994,301	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.25	09/16/19	Open	919,050	925,761	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.25	09/16/19	Open	1,105,561	1,113,630	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.25	09/16/19	Open	778,500	784,123	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.42	09/17/19	Open	10,260	10,279	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.75	09/17/19	Open	122,045	121,615	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.25	09/17/19	Open	456,305	458,235	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.45	09/17/19	Open	400,000	401,925	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.55	09/17/19	Open	103,853	104,383	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.00	09/17/19	Open	1,357,860	1,366,573	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.00	09/17/19	Open	806,925	812,103	Capital Trusts	Open/Demand
Barclays Capital, Inc.	2.05	09/17/19	Open	181,750	182,943	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.05	09/17/19	Open	292,370	294,289	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.25	09/17/19	Open	230,340	231,986	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.25	09/17/19	Open	188,663	190,011	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.25	09/17/19	Open	514,639	518,316	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.25	09/17/19	Open	494,250	497,782	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.25	09/17/19	Open	105,495	106,249	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.25	09/17/19	Open	1,078,761	1,086,470	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.25	09/17/19	Open	728,850	734,058	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.25	09/17/19	Open	597,690	601,961	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.25	09/17/19	Open	670,605	675,397	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.25	09/17/19	Open	454,436	457,684	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.25	09/17/19	Open	855,400	861,513	Capital Trusts	Open/Demand
Barclays Capital, Inc.	2.25	09/17/19	Open	412,539	415,487	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.25	09/17/19	Open	642,715	647,308	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.25	09/17/19	Open	920,835	927,415	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.25	09/17/19	Open	416,800	419,778	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.25	09/17/19	Open	489,590	493,089	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.25	09/17/19	Open	667,550	672,320	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.25	09/17/19	Open	143,696	144,723	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.25	09/17/19	Open	788,880	794,517	Capital Trusts	Open/Demand
Barclays Capital, Inc.	2.25	09/17/19	Open	580,051	584,196	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.25	09/17/19	Open	43,416	43,726	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.25	09/17/19	Open	430,320	433,395	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.25	09/18/19	Open	1,076,190	1,083,798	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.25	09/20/19	Open	575,920	579,787	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.15	09/20/19	Open	512,513	515,812	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.30	09/30/19	Open	1,128,050	1,135,223	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.30	10/01/19	Open	264,600	266,352	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.30	10/01/19	Open	86,875	87,450	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.30	10/01/19	Open	308,355	310,396	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.30	10/01/19	Open	844,828	850,420	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.15	10/03/19	Open	207,671	208,917	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.25	10/08/19	Open	1,011,085	1,016,751	Corporate Bonds	Open/Demand
J.P. Morgan Securities LLC	1.75	10/11/19	Open	200,430	201,253	Corporate Bonds	Open/Demand
J.P. Morgan Securities LLC	2.10	10/11/19	Open	249,233	250,367	Corporate Bonds	Open/Demand
J.P. Morgan Securities LLC	2.10	10/11/19	Open	446,400	448,232	Corporate Bonds	Open/Demand
J.P. Morgan Securities LLC	2.10	10/11/19	Open	862,875	866,873	Corporate Bonds	Open/Demand

68	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2019	BlackRock Limited Duration Income Trust (BLW)

Reverse Repurchase Agreements (continued)

Counterparty	Interest Rate	Trade Date	Maturity Date (a)	Face Value	Face Value Including Accrued Interest	Type of Non-Cash Underlying Collateral	Remaining Contractual Maturity of the Agreements (a)
J.P. Morgan Securities LLC	1.75%	10/16/19	Open	$408,135	$409,765	Corporate Bonds	Open/Demand
BNP Paribas S.A.	1.60	10/29/19	Open	1,528,875	1,533,164	U.S. Treasury Obligations	Open/Demand
Barclays Capital, Inc.	2.25	10/31/19	Open	532,675	534,706	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.30	11/04/19	Open	798,968	801,877	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.30	11/05/19	Open	102,603	102,970	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.30	11/05/19	Open	1,062,765	1,066,567	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.25	11/08/19	Open	778,050	780,481	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.30	11/12/19	Open	450,640	452,051	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.00	11/15/19	Open	390,181	391,200	Capital Trusts	Open/Demand
Barclays Capital, Inc.	2.10	11/15/19	Open	202,120	202,674	Foreign Agency Obligations	Open/Demand
Barclays Capital, Inc.	2.10	11/15/19	Open	111,260	111,565	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.25	11/15/19	Open	109,385	109,706	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.25	11/15/19	Open	218,738	219,380	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.25	11/15/19	Open	314,038	314,960	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.25	11/15/19	Open	447,440	448,754	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.30	11/15/19	Open	781,375	783,572	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.30	11/15/19	Open	1,370,880	1,374,734	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.30	11/15/19	Open	1,247,063	1,250,568	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.30	11/15/19	Open	380,190	381,332	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.30	11/15/19	Open	375,038	376,164	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.30	11/15/19	Open	684,203	686,257	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.30	11/15/19	Open	143,303	143,733	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.25	11/21/19	Open	310,030	310,805	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	(0.50)	12/05/19	Open	41,513	41,498	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.25	12/05/19	Open	134,850	135,069	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.25	12/05/19	Open	553,465	554,364	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.30	12/05/19	Open	291,280	291,764	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.15	12/06/19	Open	402,480	403,033	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.30	12/09/19	Open	687,660	688,627	Corporate Bonds	Open/Demand
Citigroup Global Markets, Inc.	2.15	12/10/19	1/16/20	321,001	321,289	U.S. Government Sponsored Agency Securities	Up to 30 Days
Citigroup Global Markets, Inc.	2.15	12/10/19	1/16/20	51,710	51,756	U.S. Government Sponsored Agency Securities	Up to 30 Days
Citigroup Global Markets, Inc.	2.15	12/10/19	1/16/20	13,264,911	13,276,794	U.S. Government Sponsored Agency Securities	Up to 30 Days
Cantor Fitzgerald & Co.	2.02	12/11/19	1/14/20	3,006,903	3,010,278	U.S. Government Sponsored Agency Securities	Up to 30 Days
Cantor Fitzgerald & Co.	2.02	12/11/19	1/14/20	4,369,313	4,374,234	U.S. Government Sponsored Agency Securities	Up to 30 Days
Barclays Capital, Inc.	2.00	12/12/19	Open	445,445	445,915	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.15	12/17/19	Open	1,048,005	1,048,881	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.15	12/17/19	Open	2,048,770	2,050,483	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.15	12/17/19	Open	1,704,063	1,705,487	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.15	12/17/19	Open	991,238	992,066	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.15	12/17/19	Open	1,357,563	1,358,698	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.15	12/17/19	Open	1,256,445	1,257,496	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.50	12/18/19	Open	743,040	743,442	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.25	12/18/19	Open	1,497,105	1,498,321	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.15	12/18/19	Open	1,143,000	1,143,887	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.15	12/18/19	Open	917,975	918,688	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.30	12/18/19	Open	321,722	321,990	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.30	12/18/19	Open	1,041,074	1,041,938	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.30	12/18/19	Open	1,105,403	1,106,321	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.35	12/19/19	Open	903,858	904,566	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.35	12/19/19	Open	952,680	953,426	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.38	12/19/19	Open	779,700	780,319	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.50	12/19/19	Open	527,438	527,877	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.30	12/19/19	Open	285,600	285,819	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.30	12/19/19	Open	124,880	124,984	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.30	12/19/19	Open	149,425	149,549	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.30	12/19/19	Open	165,205	165,342	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.30	12/19/19	Open	283,999	284,235	Corporate Bonds	Open/Demand

SCHEDULES OF INVESTMENTS	69

Schedule of Investments (continued) December 31, 2019	BlackRock Limited Duration Income Trust (BLW)

Reverse Repurchase Agreements (continued)

Counterparty	Interest Rate	Trade Date	Maturity Date (a)	Face Value	Face Value Including Accrued Interest	Type of Non-Cash Underlying Collateral	Remaining Contractual Maturity of the Agreements (a)
RBC Capital Markets, LLC	2.30%	12/19/19	Open	$238,740	$238,938	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.30	12/19/19	Open	334,670	334,948	Corporate Bonds	Open/Demand
BNP Paribas S.A.	2.15	12/20/19	Open	866,860	867,326	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	2.30	12/20/19	Open	1,726,231	1,727,223	Corporate Bonds	Open/Demand

				$211,672,330	$213,399,446

(a)	Certain agreements have no stated maturity and can be terminated by either party at any time.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
10-Year U.S. Ultra Long Treasury Note	229	03/20/20	$32,221	$(413,202)
Euro Stoxx 600 Index	1	03/20/20	8	(35)
2-Year U.S. Treasury Note	1,726	03/31/20	371,953	(169,584)

				(582,821)

Short Contracts
10-Year U.S. Treasury Note	471	03/20/20	60,487	329,700
Long U.S. Treasury Bond	17	03/20/20	2,650	57,390
U.S. Treasury Ultra Bond	2	03/20/20	363	11,919
5-Year U.S. Treasury Note	980	03/31/20	116,237	343,646

				742,655

				$159,834

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	6,680	GBP	5,000	Barclays Bank PLC	02/05/20	$51
CAD	6,080,000	NOK	40,976,768	Morgan Stanley & Co. International PLC	03/18/20	14,916
NOK	41,836,480	CAD	6,080,000	Bank of America N.A.	03/18/20	83,031
NOK	41,532,543	CAD	6,060,000	JPMorgan Chase Bank N.A.	03/18/20	63,809
NOK	41,291,864	CAD	6,080,000	Morgan Stanley & Co. International PLC	03/18/20	20,983
NZD	7,077,831	AUD	6,750,000	JPMorgan Chase Bank N.A.	03/18/20	24,170

						206,960

USD	4,661,725	EUR	4,219,000	Citibank N.A.	02/05/20	(80,433)
USD	936,305	EUR	847,000	State Street Bank and Trust Co.	02/05/20	(15,723)
USD	8,933,036	EUR	8,081,000	State Street Bank and Trust Co.	02/05/20	(150,012)
USD	1,270,648	GBP	983,000	BNP Paribas S.A.	02/05/20	(32,663)
USD	8,338,706	GBP	6,451,000	BNP Paribas S.A.	02/05/20	(214,353)
USD	1,173,422	GBP	908,000	Citibank N.A.	02/05/20	(30,450)
USD	519,225	MXN	10,254,000	Toronto-Dominion Bank	02/05/20	(20,449)
USD	55,395	NZD	86,000	Westpac Banking Corp.	02/05/20	(2,525)
AUD	6,670,000	NZD	6,968,082	Bank of America N.A.	03/18/20	(6,454)
AUD	6,750,000	NZD	7,052,535	Bank of America N.A.	03/18/20	(7,123)
CAD	6,060,000	NOK	41,315,177	JPMorgan Chase Bank N.A.	03/18/20	(39,045)
CAD	6,080,000	NOK	41,609,799	JPMorgan Chase Bank N.A.	03/18/20	(57,205)

						(656,435)

	Net Unrealized Depreciation					$(449,475)

70	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2019	BlackRock Limited Duration Income Trust (BLW)

OTC Interest Rate Swaptions Purchased

Description	Paid by the Fund		Received by the Fund		Counterparty	Expiration Date	Exercise Rate	Notional Amount (000)		Value
	Rate	Frequency	Rate	Frequency
Call
1-Year Interest Rate Swap, 11/25/21	1.25%	Semi-Annual	3-Month LIBOR, 1.91%	Quarterly	Morgan Stanley & Co. International PLC	11/23/20	1.25%	USD	124,270	$99,208

OTC Interest Rate Swaptions Written

Description	Paid by the Fund		Received by the Fund		Counterparty	Expiration Date	Exercise Rate	Notional Amount (000)		Value
	Rate	Frequency	Rate	Frequency
Call
1-Year Interest Rate Swap, 11/25/21	3-Month LIBOR, 1.91%	Quarterly	0.75%	Semi-Annual	Morgan Stanley & Co. International PLC	11/23/20	0.75%	USD	124,270	$(31,530)

Centrally Cleared Credit Default Swaps — Buy Protection

Reference Obligation/Index	Financing Rate Paid by the Fund	Payment Frequency	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
CDX.NA.IG.33.V1	1.00%	Quarterly	12/20/24	USD	66,100	$(1,737,578)	$(1,175,776)	$(561,802)
CDX.NA.HY.33.V1	5.00	Quarterly	12/20/24	USD	2,574	(281,571)	(157,677)	(123,894)

						$(2,019,149)	$(1,333,453)	$(685,696)

OTC Credit Default Swaps — Buy Protection

Reference Obligation/Index	Financing Rate Paid by the Fund	Payment Frequency	Counterparty	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
UPC Holding BV	5.00%	Quarterly	JPMorgan Chase Bank N.A.	06/20/24	EUR	30	$(5,736)	$(6,387)	$651
UPC Holding BV	5.00	Quarterly	BNP Paribas S.A.	06/20/24	EUR	4	(789)	(929)	140
UPC Holding BV	5.00	Quarterly	Bank of America N.A.	06/20/24	EUR	10	(1,912)	(2,220)	308

							$(8,437)	$(9,536)	$1,099

OTC Credit Default Swaps — Sell Protection

Reference Obligation/Index	Financing Rate Received by the Fund	Payment Frequency	Counterparty	Termination Date	Credit Rating (a)	Notional Amount (000) (b)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Casino Guichard Perrachon SA	1.00%	Quarterly	Citibank N.A.	06/20/23	B	EUR	11	$(1,730)	$(1,136)	$(594)
Casino Guichard Perrachon SA	1.00	Quarterly	Barclays Bank PLC	12/20/23	B	EUR	40	(7,703)	(5,164)	(2,539)
Chesapeake Energy Corp.	5.00	Quarterly	Barclays Bank PLC	12/20/23	B+	USD	79	(30,353)	122	(30,475)
Chesapeake Energy Corp.	5.00	Quarterly	Barclays Bank PLC	12/20/23	B+	USD	62	(23,822)	482	(24,304)
Broadcom, Inc.	1.00	Quarterly	Citibank N.A.	06/20/24	B-	USD	1,185	3,094	(81,240)	84,334
Casino Guichard Perrachon SA	5.00	Quarterly	Credit Suisse International	06/20/24	B	EUR	11	(717)	(712)	(5)
Casino Guichard Perrachon SA	5.00	Quarterly	Credit Suisse International	06/20/24	B	EUR	9	(634)	(726)	92
Telecom Italia SpA	1.00	Quarterly	Citibank N.A.	06/20/24	BB+	EUR	5	(32)	(160)	128
Telecom Italia SpA	1.00	Quarterly	Bank of America N.A.	06/20/24	BB+	EUR	5	(31)	(157)	126
Telecom Italia SpA	1.00	Quarterly	Citibank N.A.	06/20/24	BB+	EUR	5	(31)	(164)	133
Telecom Italia SpA	1.00	Quarterly	Morgan Stanley & Co. International PLC	06/20/24	BB+	EUR	5	(30)	(162)	132
Garfunkelux Holdco 2 SA	5.00	Quarterly	Credit Suisse International	12/20/24	B-	EUR	10	285	(133)	418
Garfunkelux Holdco 2 SA	5.00	Quarterly	Credit Suisse International	12/20/24	B-	EUR	30	852	—	852
Telecom Italia SpA	1.00	Quarterly	Citibank N.A.	06/20/26	BB+	EUR	10	(561)	(1,416)	855
Virgin Media Finance PLC	5.00	Quarterly	Credit Suisse International	12/20/26	B	EUR	20	4,485	4,879	(394)
Tesco PLC	1.00	Quarterly	Morgan Stanley & Co. International PLC	12/20/28	BB+	EUR	60	(2,775)	(5,529)	2,754
CMBX.NA.8	3.00	Monthly	Barclays Bank PLC	10/17/57	NR	USD	5,000	(104,603)	(503,599)	398,996

SCHEDULES OF INVESTMENTS	71

Schedule of Investments (continued) December 31, 2019	BlackRock Limited Duration Income Trust (BLW)

OTC Credit Default Swaps — Sell Protection (continued)

Reference Obligation/Index	Financing Rate Received by the Fund	Payment Frequency	Counterparty	Termination Date	Credit Rating (a)	Notional Amount (000) (b)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
CMBX.NA.8	3.00%	Monthly	Credit Suisse International	10/17/57	NR	USD	2,500	$(52,302)	$(249,068)	$196,766
CMBX.NA.8	3.00	Monthly	Morgan Stanley & Co. International PLC	10/17/57	NR	USD	4,450	(93,097)	(588,771)	495,674
CMBX.NA.9	3.00%	Monthly	Morgan Stanley & Co. International PLC	09/17/58	NR	USD	7,550	(39,645)	(924,229)	884,584
CMBX.NA.9	3.00	Monthly	Credit Suisse International	09/17/58	NR	USD	5,000	(26,255)	(539,090)	512,835
CMBX.NA.9	3.00	Monthly	Credit Suisse International	09/17/58	NR	USD	5,000	(26,255)	(539,090)	512,835
CMBX.NA.9	3.00	Monthly	Credit Suisse International	09/17/58	NR	USD	5,000	(26,254)	(533,201)	506,947

								$(428,114)	$(3,968,264)	$3,540,150

(a)	Using the rating of the issuer or the underlying securities of the index, as applicable, provided by S&P Global Ratings.
(b)	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

Balances Reported in the Statements of Assets and Liabilities for Centrally Cleared Swaps, OTC Swaps and Options Written

	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation	Value
Centrally Cleared Swaps (a)	$—	$(1,333,453)	$—	$(685,696)	$—
OTC Swaps	5,483	(3,983,283)	3,599,560	(58,311)	—
Options Written	N/A	N/A	57,323	—	(31,530)

(a)

Includes cumulative appreciation (depreciation) on centrally cleared swaps, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities and is net of any previously paid (received) swap premium amounts.

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts (a)	$—	$—	$—	$—	$742,655	$—	$742,655
Forward foreign currency exchange contracts
Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	206,960	—	—	206,960
Options Purchased
Options Purchased at value	—	—	—	—	99,208	—	99,208
Swaps — OTC
Unrealized appreciation on OTC swaps; Swap premiums paid	—	3,605,043	—	—	—	—	3,605,043

	$—	$3,605,043	$—	$206,960	$841,863	$—	$4,653,866

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts (a)	$—	$—	$35	$—	$582,786	$—	$582,821
Forward foreign currency exchange contracts
Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	656,435	—	—	656,435
Options written
Options written at value	—	—	—	—	31,530	—	31,530
Swaps — centrally cleared
Unrealized depreciation on centrally cleared swaps (a)	—	685,696	—	—	—	—	685,696
Swaps — OTC
Unrealized depreciation on OTC swaps; Swap premiums received	—	4,041,593	—	—	—	—	4,041,593

	$—	$4,727,289	$35	$656,435	$614,316	$—	$5,998,075

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

72	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2019	BlackRock Limited Duration Income Trust (BLW)

Derivative Financial Instruments Categorized by Risk Exposure (continued)

For the period ended December 31, 2019, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$841	$—	$(1,131,190)	$—	$(1,130,349)
Forward foreign currency exchange contracts	—	—	—	(363,250)	—	—	(363,250)
Swaps	—	60,265	—	—	—	—	60,265

	$—	$60,265	$841	$(363,250)	$(1,131,190)	$—	$(1,433,334)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$472	$—	$119,167	$—	$119,639
Forward foreign currency exchange contracts	—	—	—	(785,566)	—	—	(785,566)
Options purchased(a)	—	—	—	—	(135,662)	—	(135,662)
Options written	—	—	—	—	57,323	—	57,323
Swaps	—	668,499	—	—	—	—	668,499

	$—	$668,499	$472	$(785,566)	$40,828	$—	$(75,767)

(a)	Options purchased are included in net change in unrealized appreciation (depreciation) on investments.

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$359,695,432
Average notional value of contracts — short	$169,107,922
Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$79,544,317
Average amounts sold – in USD	$53,256,502
Options:
Average notional amount of swaption contracts purchased	$124,270,000
Average notional amount of swaption contracts written	$124,270,000
Credit default swaps:
Average notional value — buy protection	$68,736,060
Average notional value — sell protection	$36,142,301

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

	Assets		Liabilities
Derivative Financial Instruments:
Futures contracts	$163,546		$40,535
Forward foreign currency exchange contracts	206,960		656,435
Options	99,208	(a)	31,530
Swaps — Centrally cleared	7,859		—
Swaps — OTC(b)	3,605,043		4,041,593

Total derivative assets and liabilities in the Statements of Assets and Liabilities	$4,082,616		$4,770,093

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(171,405)		(40,535)

Total derivative assets and liabilities subject to an MNA	$3,911,211		$4,729,558

(a)	Includes options purchased at value which is included in Investments at value — unaffiliated in the Statements of Assets and Liabilities and reported in the Schedule of Investments.
(b)	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums (paid/received) in the Statements of Assets and Liabilities.

SCHEDULES OF INVESTMENTS	73

Schedule of Investments (continued) December 31, 2019	BlackRock Limited Duration Income Trust (BLW)

Derivative Financial Instruments — Offsetting as of Period End (continued)

The following tables present the Fund’s derivative assets (and liabilities) by counterparty net of amounts available for offset under an MNA and net of the related collateral received (and pledged) by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets (b)
Bank of America N.A.	$83,465	$(15,954)	$—	$—	$67,511
Barclays Bank PLC	399,651	(399,651)	—	—	—
BNP Paribas S.A.	140	(140)	—	—	—
Citibank N.A.	85,450	(85,450)	—	—	—
Credit Suisse International	1,735,624	(1,735,624)	—	—	—
JPMorgan Chase Bank N.A.	88,630	(88,630)	—	—	—
Morgan Stanley & Co. International PLC	1,518,251	(1,518,251)	—	—	—

	$3,911,211	$(3,843,700)	$—	$—	$67,511

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-cash Collateral Pledged	Cash Collateral Pledged (c)	Net Amount of Derivative Liabilities (d)
Bank of America N.A.	$15,954	$(15,954)	$—	$—	$—
Barclays Bank PLC	566,081	(399,651)	—	(166,430)	—
BNP Paribas S.A.	247,946	(140)	—	—	247,806
Citibank N.A.	195,593	(85,450)	—	—	110,143
Credit Suisse International	1,862,418	(1,735,624)	—	(126,794)	—
JPMorgan Chase Bank N.A.	102,636	(88,630)	—	(10,000)	4,006
Morgan Stanley & Co. International PLC	1,550,221	(1,518,251)	—	(31,970)	—
State Street Bank and Trust Co.	165,735	—	—	—	165,735
Toronto-Dominion Bank	20,449	—	—	—	20,449
Westpac Banking Corp.	2,525	—	—	—	2,525

	$4,729,558	$(3,843,700)	$—	$(335,194)	$550,664

(a)	The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.
(b)	Net amount represents the net amount receivable from the counterparty in the event of default.
(c)	Excess of collateral pledged to the individual counterparty is not shown for financial reporting purposes.
(d)

Net amount represents the net amount payable due to the counterparty in the event of default. Net amount may be offset further by the options written receivable/payable on the Statements of Assets and Liabilities.

74	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) December 31, 2019	BlackRock Limited Duration Income Trust (BLW)

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks(a)	$156,323	$41,302	$522,907	$720,532
Asset-Backed Securities	—	25,491,801	1,015,603	26,507,404
Corporate Bonds(a)	—	387,289,938	1,561,152	388,851,090
Floating Rate Loan Interests(a)	—	241,680,564	8,974,479	250,655,043
Foreign Agency Obligations(a)	—	17,536,662	—	17,536,662
Investment Companies	17,246,375	—	—	17,246,375
Non-Agency Mortgage-Backed Securities	—	8,784,146	—	8,784,146
Other Interests	—	—	10	10
Preferred Securities(a)	13,609,936	42,641,391	—	56,251,327
U.S. Government Sponsored Agency Securities	—	32,173,052	—	32,173,052
U.S. Treasury Obligations	—	17,878,022	—	17,878,022
Warrants	—	246,793	—	246,793
Options Purchased:
Interest rate contracts	—	99,208	—	99,208
Short-Term Securities:
Foreign Agency Obligations	—	355,531	—	355,531
Money Market Fund	1,358,645	—	—	1,358,645
Unfunded floating rate loan interests	—	55,285	—	55,285

Subtotal	$32,371,279	$774,273,695	$12,074,151	$818,719,125

Investments Valued at NAV(b)				42,060

Total Investments				$818,761,185

Derivative Financial Instruments(c)
Assets:
Credit contracts	$—	$3,515,226	$84,334	$3,599,560
Forward foreign currency contracts	—	206,960	—	206,960
Interest rate contracts	742,655	—	—	742,655
Liabilities:
Credit contracts	—	(744,007)	—	(744,007)
Equity contracts	(35)	—	—	(35)
Forward foreign currency contracts	—	(656,435)	—	(656,435)
Interest rate contracts	(582,786)	(31,530)	—	(614,316)

	$159,834	$2,290,214	$84,334	$2,534,382

(a)	See above Schedule of Investments for values in each industry.
(b)	Certain investments of the Fund were fair valued using NAV per share or its equivalent as no quoted market value is available and therefore have been excluded from the fair value hierarchy.
(c)

Derivative financial instruments are swaps, futures contracts, forward foreign currency exchange contracts, and options written. Swaps, futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument and options written are shown at value.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount or face value, including accrued interest, for financial statement purposes. As of period end, reverse repurchase agreements of $213,399,446 are categorized within as Level 2 the disclosure hierarchy.

SCHEDULES OF INVESTMENTS	75

Schedule of Investments (continued) December 31, 2019	BlackRock Limited Duration Income Trust (BLW)

Fair Value Hierarchy as of Period End (continued)

A reconciliation of Level 3 Investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Asset-Backed Securities	Common Stocks	Corporate Bonds	Floating Rate Loan Interests	Other Interests	Grand Total
Assets:
Opening balance, as of August 31, 2019	$4,155,566	$534,756	$1,577,528	$7,282,908	$10	$13,550,768
Transfers into Level 3(a)	—	—	—	3,638,737	—	3,638,737
Transfers out of Level 3(b)	—	—	—	(3,251,322)	—	(3,251,322)
Accrued discounts/premiums	(37,631)	—	—	2,677	—	(34,954)
Net realized gain (loss)	—	—	—	(26,942)	—	(26,942)
Net change in unrealized appreciation (depreciation)(c)(d)	(10,467)	(11,849)	(16,376)	128,717	—	90,025
Purchases	—	—	—	2,459,072	—	2,459,072
Sales	(3,091,865)	—	—	(1,259,368)	—	(4,351,233)

Closing balance, as of December 31, 2019	$1,015,603	$522,907	$1,561,152	$8,974,479	$10	$12,074,151

Net change in unrealized appreciation (depreciation) on investments still held at December 31, 2019(d)	$4,533	$(11,849)	$(16,376)	$113,069	$—	$89,377

(a)

As of August 31, 2019, the Fund used observable inputs in determining the value of certain investments. As of December 31, 2019, the Fund used significant unobservable inputs in determining the value of the same investments. As a result, investments at beginning of period value were transferred from Level 2 to Level 3 in the disclosure hierarchy.

(b)

As August 31, 2019, the Fund used significant unobservable inputs in determining the value of certain investments. As of December 31, 2019, the Fund used observable inputs in determining the value of the same investments. As a result, investments at beginning of period value were transferred from Level 3 to Level 2 in the disclosure hierarchy.

(c)	Included in the related net change in unrealized appreciation (depreciation) in the Statements of Operations.
(d)

Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at December 31, 2019 is generally due to investments no longer held or categorized as Level 3 at period end.

	Credit Contracts	Grand Total
Assets:
Opening balance, as of August 31, 2019	$—	$—
Transfers into Level 3	—	—
Transfers out of Level 3	—	—
Accrued discounts/premiums	5,033	5,033
Net realized gain (loss)	—	—
Net change in unrealized appreciation (depreciation)(a)(b)	79,301	79,301
Purchases	—	—
Sales	—	—

Closing balance, as of December 31, 2019	$84,334	$84,334

Net change in unrealized appreciation (depreciation) on derivative financial instruments still held at December 31, 2019(a)	$79,301	$79,301

(a)

Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on derivative financial instruments still held at December 31, 2019 is generally due to derivative financial instruments no longer held or categorized as Level 3 at period end.

(b)	Included in the related net change in unrealized appreciation (depreciation) in the Statements of Operations.

The Fund’s investments and derivative financial instruments that are categorized as Level 3 were valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of such Level 3 investments and derivative financial instruments.

See notes to financial statements.

76	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statements of Assets and Liabilities

December 31, 2019

	DSU	FRA	BLW

ASSETS
Investments at value — unaffiliated(a)	$879,404,808	$742,499,771	$817,347,255
Investments at value — affiliated(b)	—	—	1,358,645
Cash	2,941,945	2,708,544	1,806,397
Cash pledged:
Collateral — reverse repurchase agreements	—	—	2,088,865
Collateral — OTC derivatives	—	—	1,510,000
Futures contracts	4,000	—	822,592
Centrally cleared swaps	—	—	662,000
Foreign currency at value(c)	163,338	1,112,382	1,746,248
Receivables:
Investments sold	6,974,648	7,853,283	2,303,790
Dividends — affiliated	2,038	1,454	5,254
Dividends — unaffiliated	—	—	71,038
Interest — unaffiliated	3,629,433	1,656,329	7,600,837
Principal paydowns	—	—	1,138
Variation margin on futures contracts	—	—	163,546
Variation margin on centrally cleared swaps	—	—	7,859
Swap premiums paid	6,417	—	5,483
Unrealized appreciation on:
Forward foreign currency exchange contracts	—	—	206,960
OTC swaps	27,279	—	3,599,560
Unfunded floating rate loan interests	167,290	149,328	55,285
Prepaid expenses	4,761	3,950	4,625
Other assets	8,627	—	—

Total assets	893,334,584	755,985,041	841,367,377

LIABILITIES
Collateral — reverse repurchase agreements	—	—	59,288
Options written at value(d)	—	—	31,530
Reverse repurchase agreements at value	—	—	213,399,446
Payables:
Investments purchased	19,437,842	14,182,317	6,732,113
Bank borrowings	262,000,000	214,000,000	—
Income dividend distributions	3,513,465	2,829,318	3,515,184
Interest expense	539,565	443,528	—
Investment advisory fees	778,295	903,911	746,439
Directors’ and Officer’s fees	362,698	567	454,404
Other accrued expenses	377,462	365,232	417,490
Principal payups	981	—	—
Variation margin on futures contracts	—	—	40,535
Swap premiums received	53,597	—	3,983,283
Unrealized depreciation on:
Forward foreign currency exchange contracts	199,687	146,787	656,435
OTC swaps	255,767	—	58,311
Other Liabilities	575,071	568,672	205,327

Total liabilities	288,094,430	233,440,332	230,299,785

NET ASSETS	$605,240,154	$522,544,709	$611,067,592

NET ASSETS CONSIST OF
Paid-in capital(e)(f)(g)	$696,863,455	$559,292,295	$636,378,755
Accumulated loss	(91,623,301)	(36,747,586)	(25,311,163)

NET ASSETS	$605,240,154	$522,544,709	$611,067,592

Net asset value	$12.25	$14.55	$17.05

(a) Investments at cost — unaffiliated	$894,686,263	$747,197,205	$803,464,912
(b) Investments at cost — affiliated	$—	$—	$1,358,645
(c) Foreign currency at cost	$161,547	$1,099,899	$1,714,080
(d) Premiums received	$—	$—	$88,853
(e) Par value	$0.100	$0.100	$0.001
(f) Shares outstanding	49,415,828	35,905,051	35,832,657
(g) Shares authorized	400 million	200 million	unlimited

See notes to financial statements.

FINANCIAL STATEMENTS	77

Statements of Operations

	DSU		FRA
	Period from 03/01/19 to 12/31/19	Year Ended February 28, 2019	Period from 09/01/19 to 12/31/19	Year Ended August 31, 2019

INVESTMENT INCOME
Dividends — affiliated	$26,680	$69,401	$8,933	$38,562
Dividends — unaffiliated	1,021,457	179,730	596,550	1,151,000
Interest — unaffiliated	41,995,062	56,515,763	12,292,382	42,149,744
Other income	425,226	458,588	177,999	584,116

Total investment income	43,468,425	57,223,482	13,075,864	43,923,422

EXPENSES
Investment advisory	4,024,649	5,261,589	1,812,237	5,651,988
Transfer agent	180,025	203,796	34,994	57,141
Professional	136,957	526,206	152,163	193,421
Accounting services	108,895	119,191	36,831	111,942
Directors and Officer	66,251	68,104	11,187	43,190
Custodian	58,062	68,646	12,573	37,942
Printing	40,561	48,145	11,512	29,541
Registration	15,938	26,680	4,581	14,061
Offering	—	—	—	30,883
Miscellaneous	89,111	37,989	11,313	28,298

Total expenses excluding interest expense	4,720,449	6,360,346	2,087,391	6,198,407
Interest expense	6,720,598	8,407,818	1,805,975	6,951,555

Total expenses	11,441,047	14,768,164	3,893,366	13,149,962
Less fees waived and/or reimbursed by the Manager	(1,164)	(2,535)	(300)	(1,728)

Total expenses after fees waived and/or reimbursed	11,439,883	14,765,629	3,893,066	13,148,234

Net investment income	32,028,542	42,457,853	9,182,798	30,775,188

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(11,972,717)	(8,924,179)	(1,936,801)	(9,904,223)
Investments — affiliated	—	—	2,169	27,274
Capital gain distributions from investment companies — affiliated	6	(476)	5	—
Futures contracts	(18,675)	13,627	—	—
Forward foreign currency exchange contracts	935,994	1,858,657	(69,658)	587,067
Foreign currency transactions	67,379	264,048	43,804	117,500
Swaps	613,541	(575,153)	—	(610,309)

	(10,374,472)	(7,363,476)	(1,960,481)	(9,782,691)

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	20,685,137	(17,140,243)	8,142,352	(6,292,224)
Futures contracts	(1,071)	(24)	—	—
Forward foreign currency exchange contracts	(352,702)	(289,954)	(237,245)	36,256
Foreign currency translations	1,526	32,067	38,939	(130,922)
Swaps	(763,523)	421,600	—	—
Unfunded floating rate loan interests	167,889	(3,093)	154,125	(1,585)

	19,737,256	(16,979,647)	8,098,171	(6,388,475)

Net realized and unrealized gain (loss)	9,362,784	(24,343,123)	6,137,690	(16,171,166)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$41,391,326	$18,114,730	$15,320,488	$14,604,022

See notes to financial statements.

78	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statements of Operations  (continued)

	BLW
	Period from 09/01/19 to 12/31/19	Year Ended August 31, 2019

INVESTMENT INCOME
Dividends — affiliated	$29,844	$171,752
Dividends — unaffiliated	576,101	1,323,406
Interest — unaffiliated	13,530,096	43,277,038
Other income	66,202	224,044
Foreign taxes withheld	—	(12,750)

Total investment income	14,202,243	44,983,490

EXPENSES
Investment advisory	1,490,181	4,443,460
Professional	132,651	170,541
Transfer agent	44,983	71,995
Directors and Officer	39,877	54,293
Accounting services	39,561	115,798
Custodian	24,132	75,575
Printing	12,720	23,989
Registration	4,482	13,877
Miscellaneous	25,963	95,711

Total expenses excluding interest expense	1,814,550	5,065,239
Interest expense	1,564,054	5,810,660

Total expenses	3,378,604	10,875,899
Less fees waived and/or reimbursed by the Manager	(1,339)	(5,603)

Total expenses after fees waived and/or reimbursed	3,377,265	10,870,296

Net investment income	10,824,978	34,113,194

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(367,501)	(9,484,091)
Capital gain distributions from investment companies — affiliated	4	—
Futures contracts	(1,130,349)	767,291
Forward foreign currency exchange contracts	(363,250)	2,682,747
Foreign currency transactions	90,235	(399,761)
Swaps	60,265	2,360,524

	(1,710,596)	(4,073,290)

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	8,355,284	14,278,431
Futures contracts	119,639	36,999
Forward foreign currency exchange contracts	(785,566)	(108,409)
Foreign currency translations	139,182	(54,655)
Options written	57,323	—
Swaps	668,499	235,180
Unfunded floating rate loan interests	56,973	(906)

	8,611,334	14,386,640

Net realized and unrealized gain (loss)	6,900,738	10,313,350

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$17,725,716	$44,426,544

See notes to financial statements.

FINANCIAL STATEMENTS	79

Statements of Changes in Net Assets

	DSU			FRA
	Period from 03/01/19 to 12/31/19	Year Ended February 28,		Period from 09/01/19 to 12/31/19	Year Ended August 31,
		2019	2018 (a)		2019	2018 (a)

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$32,028,542	$42,457,853	$46,719,970	$9,182,798	$30,775,188	$29,305,147
Net realized gain (loss)	(10,374,472)	(7,363,476)	9,864,675	(1,960,481)	(9,782,691)	638,332
Net change in unrealized appreciation (depreciation)	19,737,256	(16,979,647)	(14,273,107)	8,098,171	(6,388,475)	(3,031,229)

Net increase in net assets resulting from operations	41,391,326	18,114,730	42,311,538	15,320,488	14,604,022	26,912,250

DISTRIBUTIONS TO SHAREHOLDERS(b)
From net investment income	(37,103,506)	(44,243,908)	(49,464,126)	(13,875,793)	(32,025,983)	(27,514,809)
From return of capital	(1,264,429)	—	—	—	—	—

Decrease in net assets resulting from distributions to shareholders	(38,367,935)	(44,243,908)	(49,464,126)	(13,875,793)	(32,025,983)	(27,514,809)

CAPITAL SHARE TRANSACTIONS
Redemption of shares resulting from share repurchase program (including transaction costs)	(39,003,259)	(74,855,117)	(31,452,392)	(5,346,886)	(11,500,788)	—

NET ASSETS
Total increase (decrease) in net assets	(35,979,868)	(100,984,295)	(38,604,980)	(3,902,191)	(28,922,749)	(602,559)
Beginning of period	641,220,022	742,204,317	780,809,297	526,446,900	555,369,649	555,972,208

End of period	$605,240,154	$641,220,022	$742,204,317	$522,544,709	$526,446,900	$555,369,649

(a)	Consolidated Statements of Changes in Net Assets through November 30, 2017.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

80	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets  (continued)

	BLW
	Period from 09/01/19 to 12/31/19	Year Ended August 31,
		2019	2018

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$10,824,978	$34,113,194	$34,941,919
Net realized gain (loss)	(1,710,596)	(4,073,290)	7,252,073
Net change in unrealized appreciation (depreciation)	8,611,334	14,386,640	(19,132,912)

Net increase in net assets resulting from operations	17,725,716	44,426,544	23,061,080

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(16,909,431)	(34,575,364)	(35,259,837)

CAPITAL SHARE TRANSACTIONS
Redemption of shares resulting from share repurchase program (including transaction costs)	—	(11,648,172)	(5,481,140)

NET ASSETS
Total increase (decrease) in net assets	816,285	(1,796,992)	(17,679,897)
Beginning of period	610,251,307	612,048,299	629,728,196

End of period	$611,067,592	$610,251,307	$612,048,299

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

FINANCIAL STATEMENTS	81

Statements of Cash Flows

	DSU		FRA		BLW
	Period from 03/01/19 to 12/31/19	Year Ended February 28, 2019	Period from 09/01/19 to 12/31/19	Year Ended August 31, 2019	Period from 09/01/19 to 12/31/19	Year Ended August 31, 2019

CASH PROVIDED BY (USED FOR) OPERATING ACTIVITIES
Net increase in net assets resulting from operations	$41,391,326	$18,114,730	$15,320,488	$14,604,022	$17,725,716	$44,426,544
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by (used for) operating activities:
Proceeds from sales of long-term investments and principal paydowns	555,950,087	739,881,239	137,412,091	449,031,617	110,732,501	449,365,731
Purchases of long-term investments	(505,765,810)	(602,427,845)	(139,081,950)	(406,462,634)	(126,298,068)	(399,504,230)
Net proceeds from sales (purchases) of short-term securities	3,637,675	(3,616,393)	(19,117)	155,382	2,233,480	(3,770,137)
Amortization of premium and accretion of discount on investments and other fees	(390,681)	(217,775)	(295,175)	(386,564)	340,048	372,746
Paid-in-kind income	587,513	(2,235,184)	—	—	—	—
Premiums received from options written	—	—	—	—	88,853	—
Premiums paid on closing options written	(4,274)	4,274	—	—	—	—
Net realized loss on investments	11,972,717	9,045,430	1,960,664	9,882,763	376,621	9,484,002
Net unrealized (appreciation) depreciation on investments, options written, swaps, forward foreign currency exchange contracts, foreign currency translations and unfunded floating rate loan interests	(19,738,327)	16,836,939	(8,059,232)	6,257,553	(8,880,828)	(15,551,799)

(Increase) Decrease in Assets:
Receivables:
Dividends — affiliated	9,352	(10,383)	1,044	(1,011)	13,306	(9,055)
Dividends — unaffiliated	—	—	—	—	(71,038)	—
Interest — unaffiliated	2,597,804	2,880,764	816,712	299,782	527,214	101,721
Variation margin on futures contracts	1,112	(1,112)	—	—	(120,098)	(16,354)
Variation margin on centrally cleared swaps	—	—	—	—	(6,887)	(972)
Swap premiums paid	17,474	283,004	—	—	(4,424)	19,832
Prepaid expenses	13,958	(3,050)	2,584	2,463	2,044	3,082
Deferred offering costs	—	—	—	30,883	—	—
Other assets	4,741	21,586	—	—	—	—

Increase (Decrease) in Liabilities:
Cash received:
Collateral — reverse repurchase agreements	—	—	—	—	—	59,288
Collateral — OTC derivatives	—	(440,000)	—	—	—	(150,000)
Payables:
Interest expense	(149,243)	85,727	(86,993)	(35,153)	20,084	982,760
Investment advisory fees	398,859	(77,860)	438,792	(38,541)	369,650	(23,117)
Directors’ and Officer’s fees	34,126	8,879	(6,756)	(1,216)	25,702	(618)
Variation margin on futures contracts	—	(1,359)	—	—	(2,711)	(17,893)
Variation margin on centrally cleared swaps	—	(47,143)	—	—	—	(114,007)
Other accrued expenses	(49,783)	52,803	56,086	(72,636)	21,427	(44,422)
Swap premiums received	(9,813)	60,726	—	—	61,631	(52,099)
Other Liabilities	575,071	—	568,672	—	205,327	—

Net cash provided by (used for) operating activities	91,083,884	178,197,997	9,027,910	73,266,710	(2,640,450)	85,561,003

CASH PROVIDED BY (USED FOR) FINANCING ACTIVITIES
Cash dividends paid to Common Shareholders	(34,989,396)	(44,252,264)	(11,127,442)	(32,025,792)	(13,500,091)	(34,562,280)
Payments on offering costs	—	—	(4,000)	—	—	—
Payments for bank borrowings	(340,000,000)	(433,000,000)	(86,000,000)	(306,000,000)	—	—
Payments on Common Shares redeemed	(39,003,259)	(74,855,117)	(5,346,886)	(11,500,788)	—	(11,769,182)
Proceeds from bank borrowings	324,000,000	373,000,000	96,000,000	277,000,000	—	—
Net borrowing of reverse repurchase agreements	—	—	—	—	11,147,609	(33,373,160)

Net cash used for financing activities	(89,992,655)	(179,107,381)	(6,478,328)	(72,526,580)	(2,352,482)	(79,704,622)

CASH IMPACT FROM FOREIGN EXCHANGE FLUCTUATIONS
Cash impact from foreign exchange fluctuations	$(417)	$4,343	$12,666	$(169)	$130,785	$(57,073)

CASH AND FOREIGN CURRENCY
Net increase (decrease) in restricted and unrestricted cash and foreign currency	1,090,812	(905,041)	2,562,248	739,961	(4,862,147)	5,799,308
Restricted and unrestricted cash and foreign currency at beginning of period	2,018,471	2,923,512	1,258,678	518,717	13,498,249	7,698,941

Restricted and unrestricted cash and foreign currency at end of period	$3,109,283	$2,018,471	$3,820,926	$1,258,678	$8,636,102	$13,498,249

See notes to financial statements.

82	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statements of Cash Flows  (continued)

	DSU		FRA		BLW
	Period from 03/01/19 to 12/31/19	Year Ended February 28, 2019	Period from 09/01/19 to 12/31/19	Year Ended August 31, 2019	Period from 09/01/19 to 12/31/19	Year Ended August 31, 2019

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Cash paid during the period for interest expense	$6,869,841	$8,322,091	$1,892,968	$6,986,708	$1,543,970	$4,827,900

RECONCILIATION OF RESTRICTED AND UNRESTRICTED CASH AND FOREIGN CURRENCY AT THE END OF PERIOD TO THE STATEMENTS OF ASSETS AND LIABILITIES
Cash	$2,941,945	$1,855,920	$2,708,544	$1,243,343	$1,806,397	$988,391
Cash pledged:
Collateral — reverse repurchase agreements	—	—	—	—	2,088,865	—
Collateral — OTC derivatives	—	—	—	—	1,510,000	1,930,000
Futures contracts	4,000	11,000	—	—	822,592	342,300
Centrally cleared swaps	—	—	—	—	662,000	689,000
Foreign currency at value	163,338	151,551	1,112,382	15,335	1,746,248	9,548,558

	$3,109,283	$2,018,471	$3,820,926	$1,258,678	$8,636,102	$13,498,249

RECONCILIATION OF RESTRICTED AND UNRESTRICTED CASH AND FOREIGN CURRENCY AT THE BEGINNING OF PERIOD TO THE STATEMENTS OF ASSETS AND LIABILITIES
Cash	$1,855,920	$1,208,459	$1,243,343	$508,498	$988,391	$172,706
Cash pledged:
Collateral — reverse repurchase agreements	—	—	—	—	—	908,000
Collateral — OTC derivatives	—	—	—	—	1,930,000	3,540,000
Futures contracts	11,000	10,000	—	—	342,300	497,859
Centrally cleared swaps	—	1,602,000	—	—	689,000	1,017,170
Foreign currency at value	151,551	103,053	15,335	10,219	9,548,558	1,563,206

	$2,018,471	$2,923,512	$1,258,678	$518,717	$13,498,249	$7,698,941

See notes to financial statements.

FINANCIAL STATEMENTS	83

Financial Highlights

(For a share outstanding throughout each period)

	DSU
	Period from 03/01/19 to 12/31/19		Year Ended February 28,				Year Ended February 29, 2016 (a)(b)	Year Ended February 28, 2015 (a)(b)
			2019	2018 (a)		2017 (a)

Net asset value, beginning of period	$12.16		$12.62	$12.70		$11.38	$12.87	$13.32

Net investment income(c)	0.64		0.79	0.78		0.73	0.77	0.87
Net realized and unrealized gain (loss)	0.21		(0.43)	(0.04)		1.34	(1.46)	(0.43)

Net increase (decrease) from investment operations	0.85		0.36	0.74		2.07	(0.69)	0.44

Distributions to Shareholders(d)
From net investment income	(0.73)		(0.82)	(0.82)		(0.75)	(0.80)	(0.89)
From return of capital	(0.03)		—	—		—	—	—

Total distributions	(0.76)		(0.82)	(0.82)		(0.75)	(0.80)	(0.89)

Net asset value, end of period	$12.25		$12.16	$12.62		$12.70	$11.38	$12.87

Market price, end of period	$11.20		$10.78	$11.47		$11.68	$9.96	$11.43

Total Return(e)
Based on net asset value	8.03	%(f)	3.86%	6.60	%(g)	19.57%	(4.73)%	4.15%

Based on market price	11.42	%(f)	1.30%	5.35%		25.53%	(6.03)%	0.66%

Ratios to Average Net Assets(h)
Total expenses	2.21	%(i)(j)	2.23%	1.86%		1.36%	1.18%	1.24%

Total expenses after fees waived and/or reimbursed	2.21	%(i)(j)	2.23%	1.85%		1.35%	1.18%	1.24%

Total expenses after fees waived and/or reimbursed and excluding interest expense	0.92	%(i)	0.96%	0.94%		0.87%	0.84%	0.89%

Net investment income	6.25	%(i)	6.40%	6.12%		6.04%	6.29%	6.68%

Supplemental Data
Net assets, end of period (000)	$605,240		$641,220	$742,204		$780,810	$709,236	$801,887

Borrowings outstanding, end of period (000)	$262,000		$278,000	$338,000		$318,000	$190,000	$295,000

Asset coverage, end of period per $1,000 of bank borrowings	$3,310		$3,308	$3,196		$3,455	$4,733	$3,719

Portfolio turnover rate	53%		62%	59%		55%	41%	54%

(a)	Consolidated Financial Highlights through November 30, 2017.
(b)

Per share operating performance amounts have been adjusted to reflect a one-for-three reverse stock split effective after the close of trading on November 15, 2016 for the shareholders of record on November 15, 2016.

(c)	Based on average shares outstanding.
(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(f)	Aggregate total return.
(g)	Includes payment received from an affiliate, which had no impact on the Fund’s total return.
(h)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Period from 03/01/19 to 12/31/19	Year Ended August 31,			Year Ended February 29, 2016	Year Ended February 28, 2015
		2019	2018	2017
Investments in underlying funds	0.03%	—%	—%	0.02%	0.01%	—%

(i)	Annualized.
(j)

Audit costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses and total expenses after fees waived and/or reimbursed would have been 2.23%.

See notes to financial statements.

84	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	FRA
	Period from 09/01/19 to 12/31/19		Year Ended August 31,
			2019	2018 (a)	2017 (a)	2016 (a)	2015 (a)

Net asset value, beginning of period	$14.49		$14.92	$14.93	$14.78	$14.91	$15.38

Net investment income(b)	0.25		0.84	0.79	0.76	0.76	0.81
Net realized and unrealized gain (loss)	0.19		(0.40)	(0.06)	0.20	(0.14)	(0.47)

Net increase from investment operations	0.44		0.44	0.73	0.96	0.62	0.34

Distributions from net investment income(c)	(0.38)		(0.87)	(0.74)	(0.81)	(0.75)	(0.81)

Net asset value, end of period	$14.55		$14.49	$14.92	$14.93	$14.78	$14.91	(d)

Market price, end of period	$13.44		$12.46	$13.80	$14.10	$13.70	$12.94

Total Return(e)
Based on net asset value	3.41	%(f)	3.94%	5.28%	6.93%	5.00%	2.88	%(d)

Based on market price	11.08	%(f)	(3.37)%	3.11%	8.95%	12.14%	(3.71)%

Ratios to Average Net Assets(g)
Total expenses	2.20	%(h)(i)	2.45%	2.23%	1.88%	1.54%	1.56%

Total expenses after fees waived and/or reimbursed	2.20	%(h)(i)	2.45%	2.22%	1.88%	1.54%	1.56%

Total expenses after fees waived and/or reimbursed and excluding interest expense	1.19	%(h)	1.16%	1.20%	1.21%	1.14%	1.19%

Net investment income	5.26	%(h)	5.74%	5.27%	5.08%	5.27%	5.39%

Supplemental Data
Net assets, end of period (000)	$522,545		$526,447	$555,370	$555,972	$550,271	$555,104

Borrowings outstanding, end of period (000)	$214,000		$204,000	$233,000	$237,000	$225,000	$196,000

Asset coverage, end of period per $1,000 of bank borrowings	$3,442		$3,582	$3,385	$3,346	$3,446	$3,832

Portfolio turnover rate	16%		53%	57%	64%	48%	43%

(a)	Consolidated Financial Highlights through November 30, 2017.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)

For financial reporting purposes, the market value of certain investments were adjusted as of report date. Accordingly, the net asset value per share and total return performance presented herein are different than the information previously published on August 31, 2015.

(e)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(f)	Aggregate total return.
(g)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Period from 09/01/19 to 12/31/19	Year Ended August 31,
		2019	2018	2017	2016	2015
Investments in underlying funds 0.04%	0.04%	0.03%	0.01%	—%	—%	—%

(h)	Annualized.
(i)

Audit costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses and total expenses after fees waived and/or reimbursed would have been 2.23%.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	85

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BLW
	Period from 09/01/19 to 12/31/19		Year Ended August 31,
			2019	2018	2017	2016	2015 (a)

Net asset value, beginning of period	$17.03		$16.71	$17.02	$16.84	$17.04	$18.09

Net investment income(b)	0.31		0.94	0.95	1.01	1.32	1.16
Net realized and unrealized gain (loss)	0.18		0.33	(0.31)	0.44	(0.22)	(0.92)

Net increase from investment operations	0.49		1.27	0.64	1.45	1.10	0.24

Distributions from net investment income(c)	(0.47)		(0.95)	(0.95)	(1.27)	(1.30)	(1.29)

Net asset value, end of period	$17.05		$17.03	$16.71	$17.02	$16.84	$17.04	(d)

Market price, end of period	$16.39		$15.44	$15.06	$15.99	$15.74	$14.60

Total Return(e)
Based on net asset value	3.11	%(f)	8.77%	4.42%	9.62%	7.78%	2.23	%(d)

Based on market price	9.32	%(f)	9.41%	0.18%	10.18%	17.59%	(5.74)%

Ratios to Average Net Assets(g)
Total expenses	1.64	%(h)(i)	1.81%	1.73%	1.45%	1.21%	1.15%

Total expenses after fees waived and/or reimbursed	1.64	%(h)(i)	1.81%	1.73%	1.45%	1.21%	1.15%

Total expenses after fees waived and/or reimbursed and excluding interest expense	0.89	%(h)	0.84%	0.89%	0.89%	0.89%	0.92%

Net investment income	5.32	%(h)	5.69%	5.60%	6.00%	8.04%	6.65%

Supplemental Data
Net assets, end of period (000)	$611,068		$610,251	$612,048	$629,728	$623,219	$630,388

Borrowings outstanding, end of period (000)	$213,399		$202,539	$234,622	$252,280	$263,445	$264,036

Portfolio turnover rate	14%		50%	50%	55%	54%	47%

(a)	Consolidated Financial Highlights.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)

For financial reporting purposes, the market value of certain investments were adjusted as of report date. Accordingly, the net asset value per share and total return performance presented herein are different than the information previously published on August 31, 2015.

(e)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(f)	Aggregate total return.
(g)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Period from 09/01/19 to 12/31/19	Year Ended August 31,
		2019	2018	2017	2016	2015
Investments in underlying funds	0.02%	0.02%	—%	—%	—%	—%

(h)	Annualized.
(i)

Audit costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses and total expenses after fees waived and/or reimbursed would have been 1.66%.

See notes to financial statements.

86	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements

1.	ORGANIZATION

The following are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as closed-end management investment companies and are referred to herein collectively as the “Funds”, or individually as a “Fund”:

Fund Name	Herein Referred To As	Organized	Diversification Classification
BlackRock Debt Strategies Fund, Inc.	DSU	Maryland	Diversified
BlackRock Floating Rate Income Strategies Fund, Inc.	FRA	Maryland	Diversified
BlackRock Limited Duration Income Trust	BLW	Delaware	Diversified

The Boards of Directors and Boards of Trustees of the Funds are collectively referred to throughout this report as the “Board of Directors” or the “Board,” and the directors/trustees thereof are collectively referred to throughout this report as “Directors”. The Funds determine and make available for publication the net asset values (“NAVs”) of their Common Shares on a daily basis.

On September 5, 2019, the Board approved a change in the fiscal year-end of DSU, FRA and BLW, effective as of December 31 from February 28 for DSU and from August 31 for FRA and BLW to December 31.

The Funds, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, are included in a complex of non-index fixed-income mutual funds and all BlackRock-advised closed-end funds referred to as the BlackRock Fixed-Income Complex.

Basis of Consolidation: The accompanying consolidated financial statements of DSU and FRA include the account of DSU Subsidiary, LLC (the “Taxable Subsidiary”) and FRA Subsidiary, LLC (the “Taxable Subsidiary”). As of period end, the Taxable Subsidiary, which was wholly-owned by DSU and FRA, was dissolved. The Taxable Subsidiary enabled DSU and FRA to hold an investment in an operating partnership and satisfy Regulated Investment Company (“RIC”) tax requirements. Income earned and gains realized on the investment held by the Taxable Subsidiary were taxable to such subsidiary. There was no tax provision required for income or realized gains during the period.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Funds are informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, and payment-in-kind interest are recognized on an accrual basis.

Foreign Currency Translation: Each Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

Each Fund does not isolate the portion of the results of operations arising as a result of changes in the exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. Each Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Segregation and Collateralization: In cases where a Fund enters into certain investments (e.g., futures contracts, forward foreign currency exchange contracts, options written and swaps) or certain borrowings (e.g., reverse repurchase transactions) that would be treated as “senior securities” for 1940 Act purposes, a Fund may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments or borrowings. Doing so allows the investment or borrowings to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Distributions: Distributions paid by the Funds are recorded on the ex-dividend date. Subject to the Funds’ managed distribution plan, the Funds intend to make monthly cash distributions to shareholders, which may consist of net investment income, and net realized and unrealized gains on investments and/or return of capital.

The character of distributions is determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. The portion of distributions that exceeds a Fund’s current and accumulated earnings and profits, which are measured on a tax basis, will constitute a non-taxable return of capital. See Note 8, Income Tax Information, for the tax character of each Fund’s distributions paid during the period.

NOTES TO FINANCIAL STATEMENTS	87

Notes to Financial Statements  (continued)

Deferred Compensation Plan: Under the Deferred Compensation Plan (the “Plan”) approved by the Board, the Directors who are not “interested persons” of the Funds, as defined in the 1940 Act (“Independent Directors”), may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of certain funds in the BlackRock Fixed-Income Complex selected by the Independent Directors. This has the same economic effect for the Independent Directors as if the Independent Directors had invested the deferred amounts directly in certain funds in the BlackRock Fixed-Income Complex.

The Plan is not funded and obligations thereunder represent general unsecured claims against the general assets of each Fund, as applicable. Deferred compensation liabilities are included in the Directors’ and Officer’s fees payable in the Statements of Assets and Liabilities and will remain as a liability of the Funds until such amounts are distributed in accordance with the Plan.

Recent Accounting Standards: The Funds have adopted Financial Accounting Standards Board Accounting Standards Update 2017-08 to amend the amortization period for certain purchased callable debt securities held at a premium. Under the new standard, the Funds have changed the amortization period for the premium on certain purchased callable debt securities with non-contingent call features to the earliest call date. In accordance with the transition provisions of the standard, the Funds applied the amendments on a modified retrospective basis beginning with the fiscal period ended December 31, 2019. The adjusted cost basis of securities at February 28, 2019 for DSU and August 31, 2019 for FRA and BLW are as follows:

DSU	$981,862,236
FRA	766,424,756
BLW	798,906,816

This change in accounting policy has been made to comply with the newly issued accounting standard and had no impact on accumulated earnings (loss) or the net asset value of the Funds.

Indemnifications: In the normal course of business, a Fund enters into contracts that contain a variety of representations that provide general indemnification. A Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against a Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to a Fund are charged to that Fund. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Funds’ investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the NYSE (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Funds determine the fair values of their financial instruments using various independent dealers or pricing services under policies approved by the Board. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at the official closing price each day, if available. For equity investments traded on more than one exchange, the official closing price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•

Fixed-income securities for which market quotations are readily available are generally valued using the last available bid prices or current market quotations provided by independent dealers or third party pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more independent brokers or dealers as obtained from a third party pricing service. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Manager determines such method does not represent fair value.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of trading on the NYSE that may not be reflected in the computation of the Funds’ net assets. Each business day, the Funds use a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

•	Investments in open-end U.S. mutual funds are valued at NAV each business day.

•	Futures contracts traded on exchanges are valued at their last sale price.

•

Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of trading on the NYSE based on that day’s prevailing forward exchange rate for the underlying currencies. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

88	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

•

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. OTC options and options on swaps (“swaptions”) are valued by an independent pricing service using a mathematical model, which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

•

Swap agreements are valued utilizing quotes received daily by the Funds’ pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

For investments in equity or debt issued by privately held companies or funds (“Private Company” or collectively, the “Private Companies”) and other Fair Valued Investments, the fair valuation approaches that are used by the Global Valuation Committee and third party pricing services utilize one or a combination of, but not limited to, the following inputs.

Standard Inputs Generally Considered By Third Party Pricing Services
Market approach

(i)  recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers;

(ii) recapitalizations and other transactions across the capital structure; and

(iii)   market multiples of comparable issuers.

Income approach

(i)  future cash flows discounted to present and adjusted as appropriate for liquidity, credit, and/or market risks;

(ii) quoted prices for similar investments or assets in active markets; and

(iii)   other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates.

Cost approach

(i)  audited or unaudited financial statements, investor communications and financial or operational metrics issued by the Private Company;

(ii) changes in the valuation of relevant indices or publicly traded companies comparable to the Private Company;

(iii)   relevant news and other public sources; and

(iv)   known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.

Investments in series of preferred stock issued by Private Companies are typically valued utilizing market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Valuation techniques such as an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”) or a hybrid of those techniques are used in allocating enterprise value of the company, as deemed appropriate under the circumstances. The use of OPM and PWERM techniques involve a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.

The Private Companies are not subject to the public company disclosure, timing, and reporting standards as other investments held by a Fund. Typically, the most recently available information by a Private Company is as of a date that is earlier than the date a Fund is calculating its NAV. This factor may result in a difference between the value of the investment and the price a Fund could receive upon the sale of the investment.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access

•

Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Global Valuation Committee’s assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by Private Companies. There may not be a secondary market, and/or there are a limited number of investors. The categorization of a value determined for investments and

NOTES TO FINANCIAL STATEMENTS	89

Notes to Financial Statements  (continued)

derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

As of December 31, 2019, certain investments of BLW were valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

4.	SECURITIES AND OTHER INVESTMENTS

Asset-Backed and Mortgage-Backed Securities: Asset-backed securities are generally issued as pass-through certificates or as debt instruments. Asset-backed securities issued as pass-through certificates represent undivided fractional ownership interests in an underlying pool of assets. Asset-backed securities issued as debt instruments, which are also known as collateralized obligations, are typically issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security will have the effect of shortening the maturity of the security. In addition, a fund may subsequently have to reinvest the proceeds at lower interest rates. If a fund has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

For mortgage pass-through securities (the “Mortgage Assets”) there are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed mortgage pass-through certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the U.S. Treasury.

Non-agency mortgage-backed securities are securities issued by non-governmental issuers and have no direct or indirect government guarantees of payment and are subject to various risks. Non-agency mortgage loans are obligations of the borrowers thereunder only and are not typically insured or guaranteed by any other person or entity. The ability of a borrower to repay a loan is dependent upon the income or assets of the borrower. A number of factors, including a general economic downturn, acts of God, terrorism, social unrest and civil disturbances, may impair a borrower’s ability to repay its loans.

Collateralized Debt Obligations: Collateralized debt obligations (“CDOs”), including collateralized bond obligations (“CBOs”) and collateralized loan obligations (“CLOs”), are types of asset-backed securities. A CDO is an entity that is backed by a diversified pool of debt securities (CBOs) or syndicated bank loans (CLOs). The cash flows of the CDO can be split into multiple segments, called “tranches,” which will vary in risk profile and yield. The riskiest segment is the subordinated or “equity” tranche. This tranche bears the greatest risk of defaults from the underlying assets in the CDO and serves to protect the other, more senior, tranches from default in all but the most severe circumstances. Since it is shielded from defaults by the more junior tranches, a “senior” tranche will typically have higher credit ratings and lower yields than their underlying securities, and often receive investment grade ratings from one or more of the nationally recognized rating agencies. Despite the protection from the more junior tranches, senior tranches can experience substantial losses due to actual defaults, increased sensitivity to future defaults and the disappearance of one or more protecting tranches as a result of changes in the credit profile of the underlying pool of assets.

Multiple Class Pass-Through Securities: Multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”) and commercial mortgage-backed securities, may be issued by Ginnie Mae, U.S. Government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by a pool of residential or commercial mortgage loans or mortgage pass-through securities Mortgage Assets. The payments on these are used to make payments on the CMOs or multiple pass-through securities. Multiple class pass-through securities represent direct ownership interests in the Mortgage Assets. Classes of CMOs include interest only (“IOs”), principal only (“POs”), planned amortization classes and targeted amortization classes. IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages, the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the principal is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, a fund’s initial investment in the IOs may not fully recoup.

Stripped Mortgage-Backed Securities: Stripped mortgage-backed securities are typically issued by the U.S. Government, its agencies and instrumentalities. Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest (IOs) and principal (POs) distributions on a pool of the Mortgage Assets. Stripped mortgage-backed securities may be privately issued.

Zero-Coupon Bonds: Zero-coupon bonds are normally issued at a significant discount from face value and do not provide for periodic interest payments. These bonds may experience greater volatility in market value than other debt obligations of similar maturity which provide for regular interest payments.

Capital Securities and Trust Preferred Securities: Capital securities, including trust preferred securities, are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics. In the case of trust preferred securities, an affiliated business trust of a corporation issues these securities, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured with either a fixed or adjustable coupon that can have either a perpetual or stated maturity date. For trust preferred securities, the issuing bank or corporation pays interest to the trust, which is then distributed to holders of these securities as a dividend. Dividends can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. These securities generally are rated below that of the issuing company’s senior debt securities and are freely callable at the issuer’s option.

90	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

Preferred Stocks: Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well), but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Warrants: Warrants entitle a fund to purchase a specified number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date of the warrants, if any. If the price of the underlying stock does not rise above the strike price before the warrant expires, the warrant generally expires without any value and a fund will lose any amount it paid for the warrant. Thus, investments in warrants may involve more risk than investments in common stock. Warrants may trade in the same markets as their underlying stock; however, the price of the warrant does not necessarily move with the price of the underlying stock.

Floating Rate Loan Interests: Floating rate loan interests are typically issued to companies (the “borrower”) by banks, other financial institutions, or privately and publicly offered corporations (the “lender”). Floating rate loan interests are generally non-investment grade, often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged or in bankruptcy proceedings. In addition, transactions in floating rate loan interests may settle on a delayed basis, which may result in proceeds from the sale not being readily available for a fund to make additional investments or meet its redemption obligations. Floating rate loan interests may include fully funded term loans or revolving lines of credit. Floating rate loan interests are typically senior in the corporate capital structure of the borrower. Floating rate loan interests generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. Since the rates reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the NAV of a fund to the extent that it invests in floating rate loan interests. The base lending rates are generally the lending rate offered by one or more European banks, such as the London Interbank Offered Rate (“LIBOR”), the prime rate offered by one or more U.S. banks or the certificate of deposit rate. Floating rate loan interests may involve foreign borrowers, and investments may be denominated in foreign currencies. These investments are treated as investments in debt securities for purposes of a fund’s investment policies.

When a fund purchases a floating rate loan interest, it may receive a facility fee and when it sells a floating rate loan interest, it may pay a facility fee. On an ongoing basis, a fund may receive a commitment fee based on the undrawn portion of the underlying line of credit amount of a floating rate loan interest. Facility and commitment fees are typically amortized to income over the term of the loan or term of the commitment, respectively. Consent and amendment fees are recorded to income as earned. Prepayment penalty fees, which may be received by a fund upon the prepayment of a floating rate loan interest by a borrower, are recorded as realized gains. A fund may invest in multiple series or tranches of a loan. A different series or tranche may have varying terms and carry different associated risks.

Floating rate loan interests are usually freely callable at the borrower’s option. A fund may invest in such loans in the form of participations in loans (“Participations”) or assignments (“Assignments”) of all or a portion of loans from third parties. Participations typically will result in a fund having a contractual relationship only with the lender, not with the borrower. A fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Participations, a fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of offset against the borrower. A fund may not benefit directly from any collateral supporting the loan in which it has purchased the Participation. As a result, a fund assumes the credit risk of both the borrower and the lender that is selling the Participation. A fund’s investment in loan participation interests involves the risk of insolvency of the financial intermediaries who are parties to the transactions. In the event of the insolvency of the lender selling the Participation, a fund may be treated as a general creditor of the lender and may not benefit from any offset between the lender and the borrower. Assignments typically result in a fund having a direct contractual relationship with the borrower, and a fund may enforce compliance by the borrower with the terms of the loan agreement.

In connection with floating rate loan interests, certain funds may also enter into unfunded floating rate loan interests (“commitments”). In connection with these commitments, a fund earns a commitment fee, typically set as a percentage of the commitment amount. Such fee income, which is included in interest income in the Statements of Operations, is recognized ratably over the commitment period. Unfunded floating rate loan interests are marked-to-market daily, and any unrealized appreciation (depreciation) is included in the Statements of Assets and Liabilities and Statements of Operations. As of period end, the funds had the following unfunded floating rate loan interests:

Fund Name	Borrower	Par	Commitment Amount	Value	Unrealized Appreciation/ (Depreciation)
DSU	BCPE Empire Holdings, Inc.	$209,732	$209,732	$210,126	$394
	Bleriot US Bidco Inc.	204,156	202,114	205,942	3,828
	Connect Finco Sarl	6,589,665	6,466,292	6,616,419	150,127
	McDermott Technology Americas Inc	478,224	476,887	487,310	10,423
	MED ParentCo LP	298,335	295,351	297,869	2,518
FRA	BCPE Empire Holdings, Inc.	183,126	183,126	183,470	344
	Bleriot US Bidco Inc.	177,286	175,514	178,838	3,324
	Connect Finco Sarl	5,732,045	5,620,958	5,755,317	134,359
	McDermott Technology Americas Inc	418,903	417,755	426,862	9,107
	MED ParentCo LP	259,962	257,362	259,556	2,194

NOTES TO FINANCIAL STATEMENTS	91

Notes to Financial Statements  (continued)

Fund Name	Borrower	Par	Commitment Amount	Value	Unrealized Appreciation/ (Depreciation)
BLW	BCPE Empire Holdings, Inc.	$64,320	$64,320	$64,441	$121
	Bleriot US Bidco Inc.	61,926	61,307	62,468	1,161
	Connect Finco Sarl	2,137,252	2,096,279	2,145,929	49,650
	McDermott Technology Americas Inc	161,692	161,169	164,764	3,595
	MED ParentCo LP	89,717	88,819	89,577	758

Forward Commitments, When-Issued and Delayed Delivery Securities: Certain funds may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. A fund may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, a fund may be required to pay more at settlement than the security is worth. In addition, a fund is not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, a fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, a fund’s maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions.

Reverse Repurchase Agreements: Reverse repurchase agreements are agreements with qualified third party broker dealers in which a fund sells securities to a bank or broker-dealer and agrees to repurchase the same securities at a mutually agreed upon date and price. A fund receives cash from the sale to use for other investment purposes. During the term of the reverse repurchase agreement, a fund continues to receive the principal and interest payments on the securities sold. Certain agreements have no stated maturity and can be terminated by either party at any time. Interest on the value of the reverse repurchase agreements issued and outstanding is based upon competitive market rates determined at the time of issuance. A fund may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. Reverse repurchase agreements involve leverage risk. If a fund suffers a loss on its investment of the transaction proceeds from a reverse repurchase agreement, a fund would still be required to pay the full repurchase price. Further, a fund remains subject to the risk that the market value of the securities repurchased declines below the repurchase price. In such cases, a fund would be required to return a portion of the cash received from the transaction or provide additional securities to the counterparty.

Cash received in exchange for securities delivered plus accrued interest due to the counterparty is recorded as a liability in the Statements of Assets and Liabilities at face value including accrued interest. Due to the short-term nature of the reverse repurchase agreements, face value approximates fair value. Interest payments made by a fund to the counterparties are recorded as a component of interest expense in the Statements of Operations. In periods of increased demand for the security, a fund may receive a fee for the use of the security by the counterparty, which may result in interest income to a fund.

For the period ended December 31, 2019, the average amount of reverse repurchase agreements outstanding and the daily weighted average interest rate for BLW was $204,014,862 and 2.29%, respectively.

Reverse repurchase transactions are entered into by a fund under Master Repurchase Agreements (each, an “MRA”), which permit a fund, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from a fund. With reverse repurchase transactions typically a fund and counterparty under an MRA are permitted to sell, re-pledge, or use the collateral associated with the transaction. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. Pursuant to the terms of the MRA, a fund receives or posts securities and cash as collateral with a market value in excess of the repurchase price to be paid or received by a fund upon the maturity of the transaction. Upon a bankruptcy or insolvency of the MRA counterparty, a fund is considered an unsecured creditor with respect to excess collateral and, as such, the return of excess collateral may be delayed.

As of period end, the following table is a summary of BLW’s open reverse repurchase agreements by counterparty which are subject to offset under an MRA on a net basis:

Counterparty	Reverse Repurchase Agreements	Fair Value of Non-cash Collateral Pledged Including Accrued Interest (a)	Cash Collateral Pledged/Received	Net Amount (b)
Barclays Capital, Inc.	$46,755,864	$(46,755,864)	$—	$—
BNP Paribas S.A.	64,013,091	(64,013,091)	—	—
Cantor Fitzgerald & Co.	7,384,512	(7,384,512)	—	—
Citigroup Global Markets, Inc.	13,649,839	(13,649,839)	—	—
Credit Suisse Securities (USA) LLC	604,029	(604,029)	—	—
Goldman Sachs & Co LLC	5,974,034	(5,974,034)	—	—
HSBC Securities (USA), Inc.	16,618,325	(16,492,721)	—	125,604
J.P. Morgan Securities LLC	2,176,490	(2,176,490)	—	—
RBC Capital Markets, LLC	49,637,845	(49,637,845)	—	—
UBS Ltd.	6,585,417	(6,585,417)	—	—

	$213,399,446	$(213,273,842)	$—	$125,604

(a)

Net collateral, including accrued interest, with a value of $241,943,885 has been pledged/received in connection with open reverse repurchase agreements. Excess of net collateral pledged to the individual counterparty is not shown for financial reporting purposes.

(b)	Net amount represents the net amount payable due to the counterparty in the event of default.

92	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

In the event the counterparty of securities under an MRA files for bankruptcy or becomes insolvent, a fund’s use of the proceeds from the agreement may be restricted while the counterparty, or its trustee or receiver, determines whether or not to enforce a fund’s obligation to repurchase the securities.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Funds and/or to manage their exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedules of Investments. These contracts may be transacted on an exchange or OTC.

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statements of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest, foreign currency exchange rates or underlying assets.

Forward Foreign Currency Exchange Contracts: Forward foreign currency exchange contracts are entered into to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk).

A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a specified date. These contracts help to manage the overall exposure to the currencies in which some of the investments held by the Funds are denominated and in some cases, may be used to obtain exposure to a particular market.

The contract is marked-to-market daily and the change in market value is recorded as unrealized appreciation (depreciation) in the Statements of Assets and Liabilities. When a contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the value at the time it was opened and the value at the time it was closed. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The use of forward foreign currency exchange contracts involves the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies, and such value may exceed the amount(s) reflected in the Statements of Assets and Liabilities. Cash amounts pledged for forward foreign currency exchange contracts are considered restricted and are included in cash pledged as collateral for OTC derivatives in the Statements of Assets and Liabilities.

Options: Certain Funds purchase and write call and put options to increase or decrease their exposure to the risks of underlying instruments, including equity risk, interest rate risk and/or commodity price risk and/or, in the case of options written, to generate gains from options premiums.

A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised) the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period.

Premiums paid on options purchased and premiums received on options written, as well as the daily fluctuation in market value, are included in investments at value – unaffiliated and options written at value, respectively, in the Statements of Assets and Liabilities. When an instrument is purchased or sold through the exercise of an option, the premium is offset against the cost or proceeds of the underlying instrument. When an option expires, a realized gain or loss is recorded in the Statements of Operations to the extent of the premiums received or paid. When an option is closed or sold, a gain or loss is recorded in the Statements of Operations to the extent the cost of the closing transaction exceeds the premiums received or paid. When the Funds write a call option, such option is typically “covered,” meaning that they hold the underlying instrument subject to being called by the option counterparty. When the Funds write a put option, cash is segregated in an amount sufficient to cover the obligation. These amounts, which are considered restricted, are included in cash pledged as collateral for options written in the Statements of Assets and Liabilities.

•

Swaptions — Certain Funds purchase and write options on swaps (“swaptions”) primarily to preserve a return or spread on a particular investment or portion of the Funds’ holdings, as a duration management technique or to protect against an increase in the price of securities it anticipates purchasing at a later date. The purchaser and writer of a swaption is buying or granting the right to enter into a previously agreed upon interest rate or credit default swap agreement (interest rate risk and/or credit risk) at any time before the expiration of the option.

•

Foreign currency options — Certain Funds purchase and write foreign currency options, foreign currency futures and options on foreign currency futures to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk). Foreign currency options give the purchaser the right to buy from or sell to the writer a foreign currency at any time before the expiration of the option.

NOTES TO FINANCIAL STATEMENTS	93

Notes to Financial Statements  (continued)

In purchasing and writing options, the Funds bear the risk of an unfavorable change in the value of the underlying instrument or the risk that they may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Funds purchasing or selling a security when they otherwise would not, or at a price different from the current market value.

Swaps: Swap contracts are entered into to manage exposure to issuers, markets and securities. Such contracts are agreements between the Funds and a counterparty to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”).

For OTC swaps, any upfront premiums paid and any upfront fees received are shown as swap premiums paid and swap premiums received, respectively, in the Statements of Assets and Liabilities and amortized over the term of the contract. The daily fluctuation in market value is recorded as unrealized appreciation (depreciation) on OTC Swaps in the Statements of Assets and Liabilities. Payments received or paid are recorded in the Statements of Operations as realized gains or losses, respectively. When an OTC swap is terminated, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the proceeds from (or cost of) the closing transaction and the Funds’ basis in the contract, if any. Generally, the basis of the contract is the premium received or paid.

In a centrally cleared swap, immediately following execution of the swap contract, the swap contract is novated to a central counterparty (the “CCP”) and the Funds’ counterparty on the swap agreement becomes the CCP. The Funds are required to interface with the CCP through the broker. Upon entering into a centrally cleared swap, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited is shown as cash pledged for centrally cleared swaps in the Statements of Assets and Liabilities. Amounts pledged, which are considered restricted cash, are included in cash pledged for centrally cleared swaps in the Statements of Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and shown as variation margin receivable (or payable) on centrally cleared swaps in the Statements of Assets and Liabilities. Payments received from (paid to) the counterparty, including at termination, are recorded as realized gains (losses) in the Statements of Operations.

•

Credit default swaps — Credit default swaps are entered into to manage exposure to the market or certain sectors of the market, to reduce risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which a fund is not otherwise exposed (credit risk).

The Funds may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps are agreements in which the protection buyer pays fixed periodic payments to the seller in consideration for a promise from the protection seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation acceleration, repudiation, moratorium or restructuring). As a buyer, if an underlying credit event occurs, the Funds will either (i) receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index, or (ii) receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Funds will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

•

Total return swaps — Total return swaps are entered into to obtain exposure to a security or market without owning such security or investing directly in such market or to exchange the risk/return of one security or market (e.g., fixed-income) with another security or market (e.g., equity or commodity prices) (equity risk, commodity price risk and/or interest rate risk).

Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (distributions plus capital gains/losses) of an underlying instrument, or basket of underlying instruments, in exchange for fixed or floating rate interest payments. If the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting fixed or floating interest rate obligation, the Funds receive payment from or make a payment to the counterparty.

•	Interest rate swaps — Interest rate swaps are entered into to gain or reduce exposure to interest rates or to manage duration, the yield curve or interest rate (interest rate risk).

Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating, in exchange for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. In more complex interest rate swaps, the notional principal amount may decline (or amortize) over time.

•

Inflation swaps — Inflation swaps are entered into to gain or reduce exposure to inflation (inflation risk). In an inflation swap, one party makes fixed interest payments on a notional principal amount in exchange for another party’s variable payments based on an inflation index, such as the Consumer Price Index.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

Master Netting Arrangements: In order to define their contractual rights and to secure rights that will help them mitigate their counterparty risk, the Funds may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with their counterparties. An ISDA Master Agreement is a bilateral agreement between each Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, each Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The

94	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty.

Cash collateral that has been pledged to cover obligations of the Funds and cash collateral received from the counterparty, if any, is reported separately in the Statements of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Funds, if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Funds. Any additional required collateral is delivered to/pledged by the Funds on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. A Fund generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Funds from their counterparties are not fully collateralized, they bear the risk of loss from counterparty non-performance. Likewise, to the extent the Funds have delivered collateral to a counterparty and stand ready to perform under the terms of their agreement with such counterparty, they bear the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statements of Assets and Liabilities.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: Each Fund entered into an Investment Advisory Agreement with the Manager, the Funds’ investment adviser and an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), to provide investment advisory and administrative services. The Manager is responsible for the management of each Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of each Fund.

For such services, DSU and FRA pay the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of each Fund’s net assets, plus the proceeds of any debt securities or outstanding borrowings used for leverage:

	DSU	FRA
Investment advisory fees	0.55%	0.75%

For purposes of calculating these fees, “net assets” means the total assets of each Fund minus the sum of its accrued liabilities.

For such services, BLW pays the Manager a monthly fee at an annual rate equal to 0.55% of the average weekly value of the Fund’s managed assets, plus the proceeds of any debt securities or outstanding borrowings used for leverage. For purposes of calculating this fee, “managed assets” mean the total assets of the Fund minus the sum of its accrued liabilities (other than the aggregate indebtedness constituting financial leverage).

With respect to DSU and BLW, effective November 21, 2019, the Manager entered into separate sub-advisory agreements with BlackRock International Limited (“BIL”) an affiliate of the Manager. With respect to BLW, effective November 21, 2019, the Manager also entered into a separate sub-advisory agreement with BlackRock (Singapore) Limited (“BRS”) an affiliate of the Manager. The Manager pays BIL and, with respect to BLW, BRS for services they provide for that portion of each Fund for which BIL and, with respect to BLW, BRS acts as sub-adviser, a monthly fee that is equal to a percentage of the investment advisory fees paid by each Fund to the Manager.

Distribution Fees: FRA had entered into a Distribution Agreement with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager, to provide for distribution of FRA common shares on a reasonable best efforts basis through an equity shelf offering (a “Shelf Offering”) (the “Distribution Agreement”); however, as of December 31, 2019, FRA is no longer actively engaged in a Shelf Offering and has no effective registration statement or current prospectus and the Distribution Agreement with FRA has been terminated. Pursuant to the Distribution Agreement, FRA compensated BRIL with respect to sales of common shares at a commission rate of 1.00% of the gross proceeds of the sale of FRA’s common shares and a portion of such commission was re-allowed to broker-dealers engaged by BRIL. The commissions retained by BRIL during the period ended December 31, 2019 amounted to $0 since no sales of FRA’s common shares were made prior to termination of the Distribution Agreement.

Expense Waivers and Reimbursements: With respect to each Fund, the Manager contractually agreed to waive its investment advisory fees by the amount of investment advisory fees each Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”) through June 30, 2021. Prior to December 1, 2019, this waiver and/or reimbursement was voluntary. These amounts are included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the period ended December 31, 2019, the amounts waived were as follows:

	DSU		FRA		BLW
	Period from 03/01/19 to 12/31/19	Year Ended 02/28/19	Period from 09/01/19 to 12/31/19	Year Ended 08/31/19	Period from 09/01/19 to 12/31/19	Year Ended 08/31/19
Amounts waived	$965	$2,535	$300	$1,255	$1,339	$5,603

NOTES TO FINANCIAL STATEMENTS	95

Notes to Financial Statements  (continued)

The Manager contractually agreed to waive its investment advisory fee with respect to any portion of each Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through June 30, 2021. The agreement can be renewed for annual periods thereafter, and may be terminated on 90 days’ notice, each subject to approval by a majority of the Funds’ Independent Directors. These amounts are included in fees waived and/or reimbursed by the Manager in the Statements of Operations. The amounts waived were as follows:

	DSU		FRA
	Period from 03/01/19 to 12/31/19	Year Ended 02/28/19	Period from 09/01/19 to 12/31/19	Year Ended 08/31/19
Amounts waived	$199	$—	$—	$473

Directors and Officers: Certain directors and/or officers of the Funds are directors and/or officers of BlackRock or its affiliates. The Funds reimburse the Manager for a portion of the compensation paid to the Funds’ Chief Compliance Officer, which is included in Directors and Officer in the Statements of Operations.

Other Transactions: The Funds may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common directors. For the period ended December 31, 2019, the purchase and sale transactions and any net realized gains (losses) with affiliated funds in compliance with Rule 17a-7 under the 1940 Act were as follows:

	Purchases	Sales	Net Realized Gain
DSU	$1,559,119	$—	$—

7.	PURCHASES AND SALES

For the periods ended December 31, 2019, purchases and sales of investments, including paydowns and excluding short-term securities, were as follows:

	DSU	FRA	BLW
Purchases	$474,695,498	$117,287,363	$119,582,282
Sales	546,322,006	134,968,500	110,811,608

8.	INCOME TAX INFORMATION

It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Each Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on FRA, BLW and DSU’s U.S. federal tax returns generally remains open, for FRA and BLW, each of the four years ended August 31, 2019 and period ended December 31, 2019 and for DSU, each of the four years ended February 28, 2019 and period ended December 31, 2019. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Funds as of December 31, 2019, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

The tax character of distributions paid was as follows:

		DSU	FRA	BLW
Ordinary income	12/31/2019	$37,103,506	$13,875,793	$16,909,431
	8/31/2019	—	32,025,983	34,575,364
	2/28/2019	44,243,908	—	—
	8/31/2018	—	27,514,809	35,259,837
	2/28/2018	49,464,126	—	—
Return of Capital	12/31/2019	1,264,429	—	—
	8/31/2019	—	—	—
	2/28/2019	—	—	—
	8/31/2018	—	—	—
	2/28/2018	—	—	—

	12/31/2019	$38,367,935	$13,875,793	$16,909,431

	8/31/2019	$—	$32,025,983	$34,575,364

	2/28/2019	$44,243,908	$—	$—

	8/31/2018	$—	$27,514,809	$35,259,837

	2/28/2018	$49,464,126	$—	$—

96	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

As of period end the tax components of accumulated loss were as follows:

	DSU	FRA	BLW
Non-expiring Capital loss carryforwards(a)	$(71,050,350)	$(29,632,724)	$(38,457,929)
Net unrealized gains (losses)(b)	(19,831,822)	(6,996,788)	13,146,766
Qualified late-year losses(c)	(741,129)	(118,076)	—

	$(91,623,301)	$(36,747,588)	$(25,311,163)

(a)	Amounts available to offset future realized capital gains.
(b)

The differences between book-basis and tax-basis net unrealized gains (losses) were attributable primarily to the tax deferral of losses on wash sales and straddles, the accrual of income on securities in default, the classification of investments, the realization for tax purposes of unrealized gains/losses on certain futures and foreign currency contracts, the timing and recognition of partnership income, the timing of distributions, amortization methods for premiums on fixed income securities, the accounting for swap agreements and the deferral of compensation to directors.

(c)	The Fund has elected to defer certain qualified late-year losses and recognize such losses in the next taxable year.

As of December 31, 2019, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

	DSU	FRA	BLW
Tax cost	$895,095,317	$747,470,163	$805,517,520

Gross unrealized appreciation	$13,807,907	$5,590,122	$31,399,414
Gross unrealized depreciation	(29,671,478)	(10,560,514)	(15,276,491)

Net unrealized appreciation (depreciation)	$(15,863,571)	$(4,970,392)	$16,122,923

9.	BANK BORROWINGS

DSU and FRA are party to a senior committed secured, 360-day rolling line of credit facility and a separate security agreement (the “SSB Agreement”) with State Street Bank and Trust Company (“SSB”). SSB may elect to terminate its commitment upon 360-days written notice to DSU and FRA. As of period end, DSU and FRA have not received any notice to terminate. DSU and FRA have granted a security interest in substantially all of its assets to SSB.

The SSB Agreement allows for the following maximum commitment amounts:

Commitment Amounts
DSU	$340,000,000
FRA	274,000,000

Advances will be made by SSB to DSU and FRA, at DSU’s and FRA’s option of (a) the higher of (i) 0.80% above the Fed Funds rate and (ii) 0.80% above Overnight LIBOR or (b) 0.80% above 7-day, 30-day, 60-day or 90-day LIBOR. Overnight LIBOR and LIBOR rates are subject to a 0% floor.

In addition, DSU and FRA paid a commitment fee (based on the daily unused portion of the commitments). The fees associated with each of the agreements are included in the Statements of Operations as borrowing costs, if any. Advances to DSU and FRA as of period end, if any, are shown in the Statements of Assets and Liabilities as bank borrowings payable. Based on the short-term nature of the borrowings under the line of credit and the variable interest rate, the carrying amount of the borrowings approximates fair value.

DSU and FRA may not declare dividends or make other distributions on shares or purchase any such shares if, at the time of the declaration, distribution or purchase, asset coverage with respect to the outstanding short-term borrowings is less than 300%.

For the period ended December 31, 2019, the average amount of bank borrowings and the daily weighted average interest rates for DSU and FRA for loans under the revolving credit agreements were as follows:

	Average Amount Outstanding	Daily Weighted Average Interest Rate
DSU	$264,316,994	3.03%
FRA	202,762,295	2.66

10.	PRINCIPAL RISKS

In the normal course of business, certain Funds invest in securities or other instruments and may enter into certain transactions, and such activities subject each Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations.

NOTES TO FINANCIAL STATEMENTS	97

Notes to Financial Statements  (continued)

Each Fund may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force each Fund to reinvest in lower yielding securities. Each Fund may also be exposed to reinvestment risk, which is the risk that income from each Fund’s portfolio will decline if each Fund invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below each Fund portfolio’s current earnings rate.

Each Fund may invest without limitation in illiquid or less liquid investments or investments in which no secondary market is readily available or which are otherwise illiquid, including private placement securities. A Fund may not be able to readily dispose of such investments at prices that approximate those at which a Fund could sell such investments if they were more widely traded and, as a result of such illiquidity, a Fund may have to sell other investments or engage in borrowing transactions if necessary to raise funds to meet its obligations. Limited liquidity can also affect the market price of investments, thereby adversely affecting a Fund’s net asset value and ability to make dividend distributions. Privately issued debt securities are often of below investment grade quality, frequently are unrated and present many of the same risks as investing in below investment grade public debt securities.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. A Fund may invest in illiquid investments. An illiquid investment is any investment that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. A Fund may experience difficulty in selling illiquid investments in a timely manner at the price that they believe the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause each Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a Fund may lose value, regardless of the individual results of the securities and other instruments in which a Fund invests.

The price a Fund could receive upon the sale of any particular portfolio investment may differ from a Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore a Fund’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by a Fund, and a Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. A Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers.

Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Funds manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

A Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain less the value of any collateral held by such Fund.

For OTC options purchased, each Fund bears the risk of loss in the amount of the premiums paid plus the positive change in market values net of any collateral held by the Funds should the counterparty fail to perform under the contracts. Options written by the Funds do not typically give rise to counterparty credit risk, as options written generally obligate the Funds, and not the counterparty, to perform. The Funds may be exposed to counterparty credit risk with respect to options written to the extent each Fund deposits collateral with its counterparty to a written option.

With exchange-traded options purchased and futures and centrally cleared swaps, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

Concentration Risk: Certain Funds may invest in securities that are rated below investment grade quality (sometimes called “junk bonds”), which are predominantly speculative, have greater credit risk and generally are less liquid than, and have more volatile prices than, higher quality securities.

Certain Funds invest a significant portion of their assets in fixed-income securities and/or use derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Funds may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

98	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

11.	CAPITAL SHARE TRANSACTIONS

DSU is authorized to issue 400 million shares, all of which were initially classified as Common Shares. FRA is authorized to issue 200 million shares, all of which were initially classified as Common Shares. BLW is authorized to issue an unlimited number of shares, all of which were initially classified as Common Shares. The par value for DSU’s, FRA’s and BLW’s shares is $0.10, $0.10 and $0.001, respectively. Each Board is authorized, however, to reclassify any unissued Common Shares to Preferred Shares without the approval of Common Shareholders.

Open Market Share Repurchase Program: Each Fund participates in an open market share repurchase program (the “Repurchase Program”). From December 1, 2018 through November 30, 2019, each Fund was permitted to repurchase up to 5% of its outstanding common shares under the Repurchase Program, based on common shares outstanding as of the close of business on November 30, 2018, subject to certain conditions. From December 1, 2019 through November 30, 2020, each Fund may repurchase up to 5% of its outstanding common shares under the Repurchase Program, based on common shares outstanding as of the close of business on November 30, 2019, subject to certain conditions. There is no assurance that the Funds will purchase shares in any particular amounts.

The total cost of the shares repurchased is reflected in the Funds’ Statements of Changes in Net Assets. For the periods shown, shares repurchased and cost, including transaction costs were as follows:

	DSU		FRA		BLW
	Shares	Amount	Shares	Amount	Shares	Amount
Period Ended December 31, 2019	686,397	$7,398,251	420,202	$5,346,886	—	$—
Year Ended August 31, 2019	—	—	907,235	11,500,788	803,959	11,648,172
Year Ended August 31, 2018	—	—	—	—	367,238	5,481,140
Year Ended February 28, 2019	173,552	1,913,158	—	—	—	—
Year Ended February 28, 2018	2,707,359	31,452,392	—	—	—	—

Discount Management Program: DSU’s three-year discount management program (the “Program”) is expected to end in 2020. Under the Program, the Fund intends to offer to repurchase its common shares based on three 3-month measurement periods if the Fund’s common shares trade at an average daily discount to net asset value (“NAV”) of more than 7.5% during a measurement period (the “discount trigger”). There is no guarantee that shareholders will be able to sell all of the shares that they desire to sell in any particular repurchase that is executed.

The discount trigger was met for the first measurement period, which began on December 1, 2017 and ended on February 28, 2018. As a result, the Fund conducted a tender offer for 10% of its outstanding shares of common stock. The tender offer expired on April 17, 2018 and the number of shares tendered was 26,225,806 (45% of the Fund’s then outstanding shares). The Fund purchased 5,879,192 common shares (10% of the Fund’s then outstanding shares) on a pro rata basis at a purchase price of $12.4068 per share, for a total amount of $72,941,959.

The discount trigger was met for the second measurement period, which began on December 1, 2018 and ended on February 28, 2019. As a result, the Fund conducted a tender offer for 5% of its outstanding shares of common stock. The tender offer expired on April 15, 2019 and the number of shares tendered was 21,792,955 (41% of the Fund’s then outstanding shares). The Fund purchased 2,636,959 common shares (5% of the Fund’s then outstanding shares) on a pro rata basis at a purchase price of $11.9854 per share, for a total amount of $31,605,008.

The results of the third measurement period, and any action approved by the Board as a result, will be announced promptly after the end of the measurement period. There is no guarantee that shareholders will be able to sell all of the shares that they desire to sell in any particular repurchase that is executed.

12.	SUBSEQUENT EVENTS

Management’s evaluation of the impact of all subsequent events on the Funds’ financial statements was completed through the date the financial statements were issued and the following items were noted:

	Common Dividend Per Share
	Paid (a)	Declared (b)
DSU	$0.0711	$0.0711
FRA	0.0788	0.0788
BLW	0.0981	0.0981

(a)	Net investment income dividend paid on January 9, 2020 to shareholders of record on December 31, 2019.
(b)	Net investment income dividend declared on February 3, 2020, payable to shareholders of record on February 14, 2020.

NOTES TO FINANCIAL STATEMENTS	99

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees/Directors of BlackRock Debt Strategies Fund, Inc., BlackRock Floating Rate Income Strategies Fund, Inc. and BlackRock Limited Duration Income Trust:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of BlackRock Debt Strategies Fund, Inc., BlackRock Floating Rate Income Strategies Fund, Inc. and BlackRock Limited Duration Income Trust (the “Funds”), including the schedules of investments, as of December 31, 2019, and the related statements of operations, cash flows, changes in net assets and the financial highlights for the periods indicated in the table below, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of December 31, 2019, and the results of their operations, their cash flows, changes in their net assets and the financial highlights for the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

Fund	Statements of Operations and Statements of Cash Flows	Statements of Changes in Net Assets	Financial Highlights
BlackRock Debt Strategies Fund, Inc.	For the period from March 1, 2019 through December 31, 2019 and for the year ended February 28, 2019	For the period from March 1, 2019 through December 31, 2019 and for each of the two years in the period ended February 28, 2019. The presented statements of changes in net assets were consolidated through November 30, 2017.	For the period from March 1, 2019 through December 31, 2019 and for each of the five years in the period ended February 28, 2019. The presented financial highlights were consolidated through November 30, 2017.
BlackRock Floating Rate Income Strategies Fund, Inc.	For the period from September 1, 2019 through December 31, 2019 and for the year ended August 31, 2019

For the period from September 1, 2019 through December 31, 2019 and for each of the two years in the period ended August 31, 2019. The presented statements of changes in net assets were consolidated through November 30, 2017.

For the period from September 1, 2019 through December 31, 2019 and for each of the five years in the period ended August 31, 2019. The presented financial highlights were consolidated through November 30, 2017.

BlackRock Limited Duration Income Trust	For the period from September 1, 2019 through December 31, 2019 and for the year ended August 31, 2019	For the period from September 1, 2019 through December 31, 2019 and for each of the two years in the period ended August 31, 2019	For the period from September 1, 2019 through December 31, 2019 and for each of the five years in the period ended August 31, 2019

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian, agent banks, and brokers; when replies were not received from agent banks or brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Deloitte & Touche LLP

Boston, Massachusetts

February 25, 2020

We have served as the auditor of one or more BlackRock investment companies since 1992.

100	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Important Tax Information  (unaudited)

During the period ended December 31, 2019, the following information is provided with respect to the ordinary income distributions paid:

	Payable Dates	DSU	FRA	BLW
Qualified Dividend Income for Individuals(a)	March 2019	1.13%	—%	—%
	April — December 2019	1.12	—	—
	September 2019	—	—	8.88
	October 2019	—	—	10.18
	November 2019 — January 2020	—	—	10.93
Dividends Qualifying for the Dividends Received Deduction for Corporations(a)	March — December 2019	0.66	—	—
	September 2019 — January 2020	—	—	7.15
Interest-Related Dividends for Non-U.S. Residents(b)	March 2019	82.10	—	—
	April — December 2019	74.01	—	—
	September 2019	—	74.13	57.22
	October 2019	—	74.65	64.88
	November 2019 — January 2020	—	74.72	69.33
Federal Obligation Interest(c)	September 2019 — January 2020	—	—	1.02

(a)	The Fund hereby designates the percentage indicated above or the maximum amount allowable by law.
(b)	Represents the portion of the taxable ordinary income dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.
(c)

The law varies in each state as to whether and what percentage of dividend income attributable to federal obligations is exempt from state income tax. We recommend that you consult your tax advisor to determine if any portion of the dividends you received is exempt from state income taxes.

TAX INFORMATION	101

Disclosure of Sub-Advisory Agreement	BlackRock Debt Strategies Fund, Inc.

The Board of Directors (the “Board,” and the members of which are referred to as “Board Members”) of BlackRock Debt Strategies Fund, Inc. (the “Fund”), met in person on November 14-15, 2019 (the “November Meeting”) to consider the initial approval of the sub-advisory agreement (the “Sub-Advisory Agreement”) among the Fund, BlackRock Advisors, LLC (the “Manager”), the Fund’s investment advisor, and BlackRock International Limited. The Sub-Advisory Agreement was substantially similar to the sub-advisory agreements previously approved with respect to certain other portfolios in the BlackRock Fixed-Income Complex.

On the date of the November Meeting, the Board consisted of eleven individuals, nine of whom were not “interested persons” of the Fund as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). Pursuant to the 1940 Act, the Board is required to consider the initial approval of the Sub-Advisory Agreement.

At the November Meeting, the Board reviewed materials relating to its consideration of the proposed Sub-Advisory Agreement. The Fund’s investment advisory agreement with the Manager was most recently approved by the Board at in-person meetings on May 1, 2019 (the “May Meeting”) and June 5-6, 2019 (the “June Meeting”). A discussion of the basis for the Board’s approval of this agreement at the May and June Meetings is included in the Fund’s semi-annual shareholder report for the fiscal period ended August 31, 2019. The factors considered by the Board at the November Meeting in connection with approval of the proposed Sub-Advisory Agreement were substantially the same as the factors considered at the May and June Meetings.

Following discussion, all the Board Members present at the November Meeting, including all the Independent Board Members present, approved the Sub-Advisory Agreement among the Fund, the Manager and BlackRock International Limited for a two-year term beginning on the effective date of the Sub-Advisory Agreement. Based upon its evaluation of all of the aforementioned factors in their totality, the Board, including the Independent Board Members, was satisfied that the terms of the Sub-Advisory Agreement were fair and reasonable and in the best interest of the Fund and its shareholders. In arriving at its decision to approve the Sub-Advisory Agreement, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination.

102	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Disclosure of Sub-Advisory Agreements	BlackRock Limited Duration Income Trust

The Board of Trustees (the “Board,” and the members of which are referred to as “Board Members”) of BlackRock Limited Duration Income Trust (the “Fund”), met in person on November 14-15, 2019 (the “November Meeting”) to consider the initial approval of the sub-advisory agreements (the “Sub-Advisory Agreements”) among the Fund, BlackRock Advisors, LLC (the “Manager”), the Fund’s investment advisor, (a) BlackRock International Limited and (b) BlackRock (Singapore) Limited. The Sub-Advisory Agreements were substantially similar to the sub-advisory agreements previously approved with respect to certain other portfolios in the BlackRock Fixed-Income Complex.

On the date of the November Meeting, the Board consisted of eleven individuals, nine of whom were not “interested persons” of the Fund as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). Pursuant to the 1940 Act, the Board is required to consider the initial approval of the Sub-Advisory Agreements.

At the November Meeting, the Board reviewed materials relating to its consideration of the proposed Sub-Advisory Agreements. The Fund’s investment advisory agreement with the Manager was most recently approved by the Board at in-person meetings on May 1, 2019 (the “May Meeting”) and June 5-6, 2019 (the “June Meeting”). A discussion of the basis for the Board’s approval of this agreement at the May and June Meetings is included in the Fund’s annual shareholder report for the fiscal year ended August 31, 2019. The factors considered by the Board at the November Meeting in connection with approval of the proposed Sub-Advisory Agreements were substantially the same as the factors considered at the May and June Meetings.

Following discussion, all the Board Members present at the November Meeting, including all the Independent Board Members present, approved the Sub-Advisory Agreements among the Fund, the Manager, (a) BlackRock International Limited and (b) BlackRock (Singapore) Limited for a two-year term beginning on the effective date of the Sub-Advisory Agreements. Based upon its evaluation of all of the aforementioned factors in their totality, the Board, including the Independent Board Members, was satisfied that the terms of the Sub-Advisory Agreements were fair and reasonable and in the best interest of the Fund and its shareholders. In arriving at its decision to approve the Sub-Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination.

DISCLOSURE OF SUB-ADVISORY AGREEMENTS	103

Automatic Dividend Reinvestment Plan

Pursuant to each Fund’s Dividend Reinvestment Plan (the “Reinvestment Plan”), Common Shareholders are automatically enrolled to have all distributions of dividends and capital gains and other distributions reinvested by Computershare Trust Company, N.A. (the “Reinvestment Plan Agent”) in the respective Fund’s Common Shares pursuant to the Reinvestment Plan. Shareholders who do not participate in the Reinvestment Plan will receive all distributions in cash paid by check and mailed directly to the shareholders of record (or if the shares are held in street name or other nominee name, then to the nominee) by the Reinvestment Plan Agent, which serves as agent for the shareholders in administering the Reinvestment Plan.

After the Funds declare a dividend or determine to make a capital gain or other distribution, the Reinvestment Plan Agent will acquire shares for the participants’ accounts, depending upon the following circumstances, either (i) through receipt of unissued but authorized shares from the Funds (“newly issued shares”) or (ii) by purchase of outstanding shares on the open market or on the Fund’s primary exchange (“open-market purchases”). If, on the dividend payment date, the net asset value per share (“NAV”) is equal to or less than the market price per share plus estimated brokerage commissions (such condition often referred to as a “market premium”), the Reinvestment Plan Agent will invest the dividend amount in newly issued shares acquired on behalf of the participants. The number of newly issued shares to be credited to each participant’s account will be determined by dividing the dollar amount of the dividend by the NAV on the date the shares are issued. However, if the NAV is less than 95% of the market price on the dividend payment date, the dollar amount of the dividend will be divided by 95% of the market price on the dividend payment date. If, on the dividend payment date, the NAV is greater than the market price per share plus estimated brokerage commissions (such condition often referred to as a “market discount”), the Reinvestment Plan Agent will invest the dividend amount in shares acquired on behalf of the participants in open-market purchases. If the Reinvestment Plan Agent is unable to invest the full dividend amount in open-market purchases, or if the market discount shifts to a market premium during the purchase period, the Reinvestment Plan Agent will invest any un-invested portion in newly issued shares. Investments in newly issued shares made in this manner would be made pursuant to the same process described above and the date of issue for such newly issued shares will substitute for the dividend payment date.

You may elect not to participate in the Reinvestment Plan and to receive all dividends in cash by contacting the Reinvestment Plan Agent, at the address set forth below.

Participation in the Reinvestment Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Reinvestment Plan Agent prior to the dividend record date. Additionally, the Reinvestment Plan Agent seeks to process notices received after the record date but prior to the payable date and such notices often will become effective by the payable date. Where late notices are not processed by the applicable payable date, such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution.

The Reinvestment Plan Agent’s fees for the handling of the reinvestment of distributions will be paid by each Fund. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Reinvestment Plan Agent’s open-market purchases in connection with the reinvestment of all distributions. The automatic reinvestment of all distributions will not relieve participants of any U.S. federal, state or local income tax that may be payable on such dividends or distributions.

Each Fund reserves the right to amend or terminate the Reinvestment Plan. There is no direct service charge to participants in the Reinvestment Plan; however, each Fund reserves the right to amend the Reinvestment Plan to include a service charge payable by the participants. Participants that request a sale of shares are subject to a $2.50 sales fee and a $0.15 per share sold brokerage commission fee. All correspondence concerning the Reinvestment Plan should be directed to Computershare Trust Company, N. A. through the internet at computershare.com/blackrock, or in writing to Computershare, P. O. Box 505000, Louisville, KY 40233, Telephone: (800) 699-1236. Overnight correspondence should be directed to the Reinvestment Plan Agent at Computershare, 462 South 4th Street, Suite 1600, Louisville, KY 40202.

104	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Director and Officer Information

Independent Directors (a)

Name Year of Birth (b)	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen (d)	Public Company and Other Investment Company Directorships Held During Past Five Years
Richard E. Cavanagh 1946	Co-Chair of the Board and Director (Since 2007)	Director, The Guardian Life Insurance Company of America since 1998; Board Chair, Volunteers of America (a not-for-profit organization) from 2015 to 2018 (board member since 2009); Director, Arch Chemicals (chemical and allied products) from 1999 to 2011; Trustee, Educational Testing Service from 1997 to 2009 and Chairman thereof from 2005 to 2009; Senior Advisor, The Fremont Group since 2008 and Director thereof since 1996; Faculty Member/Adjunct Lecturer, Harvard University since 2007 and Executive Dean from 1987 to 1995; President and Chief Executive Officer, The Conference Board, Inc. (global business research organization) from 1995 to 2007.	86 RICs consisting of 110 Portfolios	None
Karen P. Robards 1950	Co-Chair of the Board and Director (Since 2007)	Principal of Robards & Company, LLC (consulting and private investing) since 1987; Co-founder and Director of the Cooke Center for Learning and Development (a not-for-profit organization) since 1987; Director of Enable Injections, LLC (medical devices) since 2019; Investment Banker at Morgan Stanley from 1976 to 1987.	86 RICs consisting of 110 Portfolios	Greenhill & Co., Inc.; AtriCure, Inc. (medical devices) from 2000 until 2017
Michael J. Castellano 1946	Director (Since 2011)	Chief Financial Officer of Lazard Group LLC from 2001 to 2011; Chief Financial Officer of Lazard Ltd from 2004 to 2011; Director, Support Our Aging Religious (non-profit) from 2009 to June 2015 and since 2017; Director, National Advisory Board of Church Management at Villanova University since 2010; Trustee, Domestic Church Media Foundation since 2012; Director, CircleBlack Inc. (financial technology company) since 2015.	86 RICs consisting of 110 Portfolios	None
Cynthia L. Egan 1955	Director (Since 2016)	Advisor, U.S. Department of the Treasury from 2014 to 2015; President, Retirement Plan Services, for T. Rowe Price Group, Inc. from 2007 to 2012; executive positions within Fidelity Investments from 1989 to 2007.	86 RICs consisting of 110 Portfolios	Unum (insurance); The Hanover Insurance Group (insurance); Envestnet (investment platform) from 2013 until 2016
Frank J. Fabozzi (d) 1948	Director (Since 2007)	Editor of The Journal of Portfolio Management since 1986; Professor of Finance, EDHEC Business School (France) since 2011; Visiting Professor, Princeton University for the 2013 to 2014 academic year and Spring 2017 semester; Professor in the Practice of Finance, Yale University School of Management from 1994 to 2011 and currently a Teaching Fellow in Yale’s Executive Programs; Board Member, BlackRock Equity-Liquidity Funds from 2014 to 2016; affiliated professor Karlsruhe Institute of Technology from 2008 to 2011.	87 RICs consisting of 111 Portfolios	None
Henry Gabbay 1947	Director (Since 2019)	Board Member, BlackRock Equity-Bond Board from 2007 to 2018; Board Member, BlackRock Equity-Liquidity and BlackRock Closed-End Fund Boards from 2007 through 2014; Consultant, BlackRock, Inc. from 2007 to 2008; Managing Director, BlackRock, Inc. from 1989 to 2007; Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; President of BlackRock Funds and BlackRock Allocation Target Shares (formerly, BlackRock Bond Allocation Target Shares) from 2005 to 2007 and Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.	86 RICs consisting of 110 Portfolios	None

DIRECTOR AND OFFICER INFORMATION	105

Director and Officer Information  (continued)

Independent Directors (a) (continued)

Name Year of Birth (b)	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen (d)	Public Company and Other Investment Company Directorships Held During Past Five Years
R. Glenn Hubbard 1958	Director (Since 2007)	Dean, Columbia Business School from 2004 to 2019; Faculty member, Columbia Business School since 1988.	86 RICs consisting of 110 Portfolios	ADP (data and information services); Metropolitan Life Insurance Company (insurance); KKR Financial Corporation (finance) from 2004 until 2014
W. Carl Kester (d) 1951	Director (Since 2007)	George Fisher Baker Jr. Professor of Business Administration, Harvard Business School since 2008; Deputy Dean for Academic Affairs from 2006 to 2010; Chairman of the Finance Unit, from 2005 to 2006; Senior Associate Dean and Chairman of the MBA Program from 1999 to 2005; Member of the faculty of Harvard Business School since 1981.	87 RICs consisting of 111 Portfolios	None
Catherine A. Lynch (d) 1961	Director (Since 2016)	Chief Executive Officer, Chief Investment Officer and various other positions, National Railroad Retirement Investment Trust from 2003 to 2016; Associate Vice President for Treasury Management, The George Washington University from 1999 to 2003; Assistant Treasurer, Episcopal Church of America from 1995 to 1999.	87 RICs consisting of 111 Portfolios	None

Interested Directors (e)

Name Year of Birth (b)	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen (d)	Public Company and Other Investment Company Directorships Held During Past Five Years
Robert Fairbairn 1965	Director (Since 2018)	Vice Chairman of BlackRock, Inc. since 2019; Member of BlackRock’s Global Executive and Global Operating Committees; Co-Chair of BlackRock’s Human Capital Committee; Senior Managing Director of BlackRock, Inc. from 2010 to 2019; oversaw BlackRock’s Strategic Partner Program and Strategic Product Management Group from 2012 to 2019; Member of the Board of Managers of BlackRock Investments, LLC from 2011 to 2018; Global Head of BlackRock’s Retail and iShares® businesses from 2012 to 2016.	123 RICs consisting of 287 Portfolios	None
John M. Perlowski (d) 1964	Director (Since 2015); President and Chief Executive Officer (Since 2010)	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Accounting and Product Services since 2009; Advisory Director of Family Resource Network (charitable foundation) since 2009.	124 RICs consisting of 288 Portfolios	None
(a) The address of each Director is c/o BlackRock, Inc., 55 East 52nd Street, New York, New York 10055.

(b) Each Independent Director holds office until his or her successor is duly elected and qualifies or until his or her earlier death, resignation, retirement or removal as provided by the Fund’s by-laws or charter or statute, or until December 31 of the year in which he or she turns 75. Directors who are “interested persons,” as defined in the Investment Company Act serve until their successor is duly elected and qualifies or until their earlier death, resignation, retirement or removal as provided by the Fund’s by-laws or statute, or until December 31 of the year in which they turn 72. The Board may determine to extend the terms of Independent Directors on a case-by-case basis, as appropriate.

(c) Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. Certain Independent Directors first became members of the boards of other legacy MLIM or legacy BlackRock funds as follows: Richard E. Cavanagh, 1994; Frank J. Fabozzi, 1988; R. Glenn Hubbard, 2004; W. Carl Kester, 1995; and Karen P. Robards, 1998. Mr. Gabbay became a member of the boards of the open-end funds in the BlackRock Fixed-Income Complex in 2007.

(d) Dr. Fabozzi, Dr. Kester, Ms. Lynch and Mr. Perlowski are also trustees of the BlackRock Credit Strategies Fund.

(e) Mr. Fairbairn and Mr. Perlowski are both “interested persons,” as defined in the 1940 Act, of the Fund based on their positions with BlackRock, Inc. and its affiliates. Mr. Fairbairn and Mr. Perlowski are also board members of the BlackRock Multi-Asset Complex.

106	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Director and Officer Information  (continued)

Officers Who Are Not Directors (a)

Name Year of Birth (b)	Position(s) Held (Length of Service)	Principal Occupation(s) During Past Five Years
Jonathan Diorio 1980	Vice President (Since 2015)	Managing Director of BlackRock, Inc. since 2015; Director of BlackRock, Inc. from 2011 to 2015.
Neal J. Andrews 1966	Chief Financial Officer (Since 2007)	Chief Financial Officer of the iShares® exchange traded funds since 2019; Managing Director of BlackRock, Inc. since 2006.
Jay M. Fife 1970	Treasurer (Since 2007)	Managing Director of BlackRock, Inc. since 2007.
Charles Park 1967	Chief Compliance Officer (Since 2014)	Anti-Money Laundering Compliance Officer for certain BlackRock-advised Funds from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares® exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.
Janey Ahn 1975	Secretary (Since 2012)	Managing Director of BlackRock, Inc. since 2018; Director of BlackRock, Inc. from 2009 to 2017.
(a) The address of each Officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, New York 10055.
(b) Officers of the Fund serve at the pleasure of the Board.

Effective February 19, 2020, Henry Gabbay resigned as a Director of the Fund.

Investment Adviser

BlackRock Advisors, LLC

Wilmington, DE 19809

Sub-Advisers

BlackRock International Limited(a)

Edinburgh EH3 8BL

United Kingdom

BlackRock (Singapore) Limited(b)

079912 Singapore

Accounting Agent and Custodian

State Street Bank and Trust Company

Boston, MA 02111

Transfer Agent

Computershare Trust Company, N.A.

Canton, MA 02021

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Boston, MA 02116

Legal Counsel

Willkie Farr & Gallagher LLP

New York, NY 10019

Address of the Funds

100 Bellevue Parkway

Wilmington, DE 19809

(a)	For DSU and BLW only.
(b)	For BLW only.

DIRECTOR AND OFFICER INFORMATION	107

Additional Information

Fund Certification

The Funds are listed for trading on the NYSE and have filed with the NYSE their annual chief executive officer certification regarding compliance with the NYSE’s listing standards. The Funds filed with the SEC the certification of its chief executive officer and chief financial officer required by section 302 of the Sarbanes-Oxley Act.

Dividend Policy

Each Fund’s policy is to make monthly distributions to shareholders. In order to provide shareholders with a more stable level of dividend distributions, each Fund employs a managed distribution plan (the Plan”), the goal of which is to provide shareholders with consistent and predictable cash flows by setting distribution rates based on expected long-term returns of each Fund.

The distributions paid by the Funds for any particular month may be more or less than the amount of net investment income earned by the Funds during such month. Furthermore, the final tax characterization of distributions is determined after the year-end of the Fund and is reported in each Fund’s annual report to shareholders. Distributions can be characterized as ordinary income, capital gains and/or return of capital. The Fund’s taxable net investment income and net realized capital gains (“taxable income”) may not be sufficient to support the level of distributions paid. To the extent that distributions exceed the Fund’s current and accumulated earnings and profits, the excess may be treated as a non-taxable return of capital.

A return of capital is a return of a portion of an investor’s original investment. A return of capital is not expected to be taxable, but it reduces a shareholder’s tax basis in his or her shares, thus reducing any loss or increasing any gain on a subsequent disposition by the shareholder of his or her shares. It is possible that a substantial portion of the distributions paid during a calendar year may ultimately be classified as return of capital for U.S. federal income tax purposes when the final determination of the source and character of the distributions is made.

Such distributions, under certain circumstances, may exceed a Fund’s total return performance. When total distributions exceed total return performance for the period, the difference reduces the Fud’s total assets and net asset value per share (“NAV”) and, therefore, could have the effect of increasing the Fund’s expense ratio and reducing the amount of assets the Fund has available for long term investment.

General Information

The Funds do not make available copies of their Statement of Additional Information because the Funds’ shares are not continuously offered, which means that the Statement of Additional Information of each Fund has not been updated after completion of the respective Fund’s offerings and the information contained in its Statement of Additional Information may have become outdated.

During the period, there were no material changes in the Funds’ investment objectives or policies or to the Funds’ charters or by-laws that would delay or prevent a change of control of the Funds that were not approved by the shareholders or in the principal risk factors associated with investment in the Funds. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Funds’ portfolios.

In accordance with Section 23(c) of the Investment Company Act of 1940, each Fund may from time to time purchase shares of its common stock in the open market or in private transactions.

Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Funds may be found on BlackRock’s website, which can be accessed at blackrock.com. Any reference to BlackRock’s website in this report is intended to allow investors public access to information regarding the Funds and does not, and is not intended to, incorporate BlackRock’s website in this report.

Electronic Delivery

Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual shareholder reports by enrolling in the electronic delivery program. Electronic copies of shareholder reports are available on BlackRock’s website.

To enroll in electronic delivery:

Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisers, banks or brokerages may offer this service.

Householding

The Funds will mail only one copy of shareholder documents, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (800) 882-0052.

108	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Additional Information  (continued)

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, and for reporting periods ended prior to March 31, 2019, filed such information on Form N-Q. The Funds’ Forms N-PORT and N-Q are available on the SEC’s website at sec.gov. The Funds’ Forms N-Q may also be obtained upon request and without charge by calling (800) 882-0052.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 882-0052; (2) at blackrock.com; and (3) on the SEC’s website at sec.gov.

Availability of Proxy Voting Record

Information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at blackrock.com or by calling (800) 882-0052 and (2) on the SEC’s website at sec.gov.

Availability of Fund Updates

BlackRock will update performance and certain other data for the Funds on a monthly basis on its website in the “Closed-end Funds” section of blackrock.com as well as certain other material information as necessary from time to time. Investors and others are advised to check the website for updated performance information and the release of other material information about the Funds. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Funds and does not, and is not intended to, incorporate BlackRock’s website in this report.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

ADDITIONAL INFORMATION	109

Glossary of Terms Used in this Report

Currency

AUD	Australian Dollar

BRL	Brazilian Real

CAD	Canadian Dollar

EGP	Egyptian Pound

EUR	Euro

GBP	British Pound

MXN	Mexican Peso

NGN	Nigerian Naira

NOK	Norwegian Krono

NZD	New Zealand Dollar

USD	U.S. Dollar

Portfolio Abbreviations

ABS	Asset-Backed Security

CLO	Collateralized Loan Obligation

ETF	Exchange-Traded Fund

EURIBOR	Euro Interbank Offered Rate

FNMA	Federal National Mortgage Association

LIBOR	London Interbank Offered Rate

PIK	Payment-In-Kind

PRIME	U.S. Prime Rate

S&P	Standard & Poor’s

110	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Want to know more?

blackrock.com    |    877-275-1255 (1-877-ASK-1BLK)

This report is intended for current holders. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Funds have leveraged their Common Shares, which creates risks for Common Shareholders, including the likelihood of greater volatility of net asset value and market price of the Common Shares, and the risk that fluctuations in short-term interest rates may reduce the Common Shares’ yield. Statements and other information herein are as dated and are subject to change.

CEFT-BK3-12/19-AR

Item 2 –

Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to update certain information and to make other non-material changes. During the period covered by this report, there have been no waivers granted under the code of ethics. The registrant undertakes to provide a copy of the code of ethics to any person upon request, without charge, who calls 1-800-882-0052, option 4.

Item 3 –

Audit Committee Financial Expert – The registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Michael Castellano

Frank J. Fabozzi

Henry Gabbay

Catherine A. Lynch

Karen P. Robards

The registrant’s board of directors has determined that Karen P. Robards qualifies as an audit committee financial expert pursuant to Item 3(c)(4) of Form N-CSR.

Ms. Robards has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Ms. Robards has been President of Robards & Company, a financial advisory firm, since 1987. Ms. Robards was formerly an investment banker for more than 10 years where she was responsible for evaluating and assessing the performance of companies based on their financial results. Ms. Robards has over 30 years of experience analyzing financial statements. She also is a member of the audit committee of one publicly held company and a non-profit organization.

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees
Entity Name	Current Fiscal Year End 12/31/19[3]	Previous Fiscal Year End 8/31/19	Current Fiscal Year End 12/31/19[3]	Previous Fiscal Year End 8/31/19	Current Fiscal Year End 12/31/19[3]	Previous Fiscal Year End 8/31/19	Current Fiscal Year End 12/31/19[3]	Previous Fiscal Year End 8/31/19
BlackRock Floating Rate Income Strategies Fund, Inc.	$65,362	$72,624	$0	$0	$6,550	$13,100	$0	$0
The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC (“Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Affiliated Service Providers”):

	Current Fiscal Year End 12/31/19[3]	Previous Fiscal Year End 8/31/19
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[4]	$2,050,500	$2,050,500

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit or review of financial statements not included in Audit Fees, including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters, out-of-pocket expenses and internal control reviews not required by regulators.

2 The nature of the services includes tax compliance and/or tax preparation, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, taxable income and tax distribution calculations.

3 The registrant changed its fiscal year end from August 31 to December 31 effective December 31, 2019 whereby this fiscal year consists of the four months ended December 31, 2019.

4 Non-audit fees of $2,050,500 and $2,050,500 for the current fiscal year and previous fiscal year, respectively, were paid to the Fund’s principal accountant in their entirety by BlackRock, in connection with services provided to the Affiliated Service Providers of the Fund and of certain other funds sponsored and advised by BlackRock or its affiliates for a service organization review and an accounting research tool subscription. These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Affiliated Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimis exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees, defined as the sum of the fees shown under “Audit-Related Fees,” “Tax Fees” and “All Other Fees,” paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Affiliated Service Providers were:

Entity Name	Current Fiscal Year End 12/31/19[1]	Previous Fiscal Year End 8/31/19
BlackRock Floating Rate Income Strategies Fund, Inc.	$6,550	$13,100
[1]	The registrant changed its fiscal year end from August 31 to December 31 effective December 31, 2019 whereby this fiscal year consists of the four months ended December 31, 2019.

Additionally, the amounts billed by D&T in connection with services provided to the Affiliated Service Providers of the Fund and of other funds sponsored or advised by BlackRock or its affiliates during the current and previous fiscal years for a service organization review and an accounting research tool subscription were:

Current Fiscal Year End 12/31/19[1]	Previous Fiscal Year End 8/31/19
$2,050,500	$2,274,000

[1]	The registrant changed its fiscal year end from August 31 to December 31 effective December 31, 2019 whereby this fiscal year consists of the four months ended December 31, 2019.

These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser, and the Affiliated Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5 –	Audit Committee of Listed Registrants

(a) The following individuals are members of the registrant’s separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 (15 U.S.C. 78c(a)(58)(A)):

Michael Castellano

Frank J. Fabozzi

Henry Gabbay

Catherine A. Lynch

Karen P. Robards

(b) Not Applicable

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –

Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – The board of directors has delegated the voting of proxies for the Fund’s portfolio securities to the Investment Adviser pursuant to the Investment Adviser’s proxy voting guidelines. Under these guidelines, the Investment Adviser will vote proxies related to Fund securities in the best interests of the Fund and its stockholders. From time to time, a vote may present a conflict between the interests of the Fund’s stockholders, on the one hand, and those of the Investment Adviser, or any affiliated person of the Fund or the Investment Adviser, on the other. In such event, provided that the Investment Adviser’s Equity Investment Policy Oversight Committee, or a sub-committee thereof (the “Oversight Committee”) is aware of the real or potential conflict or material non-routine matter and if the Oversight Committee does not reasonably believe it is able to follow its general voting guidelines (or if the particular proxy matter is not addressed in the guidelines) and vote impartially, the Oversight Committee may retain an independent fiduciary to advise the Oversight Committee on how to vote or to cast votes on behalf of the Investment Adviser’s clients. If the Investment Adviser determines not to retain an independent fiduciary, or does not desire to follow the advice of such independent fiduciary, the Oversight Committee shall determine how to vote the proxy after consulting with the Investment Adviser’s Portfolio Management Group and/or the Investment Adviser’s Legal and Compliance Department and concluding that the vote cast is in its client’s best interest notwithstanding the conflict. A copy of the Fund’s Proxy Voting Policy and Procedures are attached as Exhibit 99.PROXYPOL. Information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, (i) at www.blackrock.com and (ii) on the SEC’s website at http://www.sec.gov.

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies

(a)(1) As of the date of filing this Report:

The registrant is managed by a team of investment professionals comprised of David Delbos, Managing Director at BlackRock, Mitchell Garfin, Managing Director at BlackRock, Carly Wilson, Managing Director at BlackRock, and Abigail Apistolas, Vice President at BlackRock. Each is jointly responsible for the day-to-day management of the registrant’s portfolio, which includes setting the registrant’s overall investment strategy, overseeing the management of the registrant and/or selection of its investments. Messrs. Delbos and Garfin and Mses. Wilson and Apistolas have been members of the registrant’s portfolio management team since 2018.

Portfolio Manager	Biography
David Delbos	Managing Director of BlackRock, Inc. since 2012; Director of BlackRock, Inc. from 2007 to 2011; Vice President of BlackRock, Inc. from 2005 to 2006.
Mitchell Garfin	Managing Director of BlackRock, Inc. since 2009; Director of BlackRock, Inc. from 2005 to 2008.
Carly Wilson	Managing Director of BlackRock, Inc. since 2019; Director of BlackRock, Inc. from 2016 to 2018; Vice President of BlackRock, Inc. from 2011 to 2015; Associate at BlackRock, Inc. from 2009 to 2010; Associate at R3 Capital Partners from 2008 to 2009; Associate at Lehman Brothers from 2004 to 2008.
Abigail Apistolas	Vice President of BlackRock, Inc. since 2019; Associate of BlackRock, Inc. from 2016 to 2018; Associate at Morgan Stanley from 2012 to 2016; Analyst at Morgan Stanley from 2012 to 2014.

(a)(2) As of December 31, 2019:

	(ii) Number of Other Accounts Managed and Assets by Account Type			(iii) Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
(i) Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
David Delbos	20	12	30	0	3	29
	$30.66 Billion	$12.25 Billion	$12.29 Billion	$0	$6.31 Billion	$12.27 Billion
Mitchell Garfin	20	19	30	0	3	30
	$33.70 Billion	$12.57 Billion	$12.37 Billion	$0	$6.31 Billion	$12.37 Billion
Carly Wilson	8	15	4	0	4	3
	$8.12 Billion	$3.39 Billion	$386.5 Million	$0	$1.83 Billion	$249.3 Million
Abigail Apistolas	10	11	8	0	5	7
	$8.14 Billion	$3.42 Billion	$1.05 Million	$0	$1.94 Billion	$914.5 Million

(iv)	Portfolio Manager Potential Material Conflicts of Interest

BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund. In addition, BlackRock, Inc., its affiliates and significant shareholders and any officer, director, shareholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund. BlackRock, Inc., or any of its affiliates or significant shareholders, or any officer, director, shareholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock, Inc.’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock, Inc. or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Certain portfolio managers also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a fund. It should also be noted that Messrs. Delbos and Garfin and Mses. Wilson and Apistolas may be managing hedge fund and/or long only accounts, or may be part of a team managing hedge fund and/or long only accounts, subject to incentive fees. Messrs. Delbos and Garfin and Mses. Wilson and Apistolas may therefore be entitled to receive a portion of any incentive fees earned on such accounts.

As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock, Inc. has adopted policies that are intended to ensure reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base, as appropriate.

(a)(3) As of December 31, 2019:

Portfolio Manager Compensation Overview

The discussion below describes the portfolio managers’ compensation as of December 31, 2019.

BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock.

Base Compensation.   Generally, portfolio managers receive base compensation based on their position with the firm.

Discretionary Incentive Compensation.   Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s performance and contribution to the overall performance of these portfolios and BlackRock. In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Funds or other accounts managed by the portfolio managers are measured. Among other things, BlackRock’s Chief Investment Officers make a subjective determination with respect to each portfolio manager’s compensation based on the performance of the Funds and other accounts managed by each portfolio manager relative to the various benchmarks. Performance of fixed income funds is measured on a pre-tax and/or after-tax basis over various time periods including 1-, 3- and 5- year periods, as applicable. With respect to these portfolio managers, such benchmarks for the Fund and other accounts are:

Portfolio Manager	Benchmarks
Carly Wilson	A combination of market-based indices (e.g. ICE BofAML 3-Month U.S. Treasury Bill Index)
David Delbos Mitchell Garfin	A combination of market-based indices (e.g., The Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Cap Index), certain customized indices and certain fund industry peer groups.
Abigail Apistolas	A combination of market-based indices (e.g., S&P Leveraged All Loan Index), certain customized indices and certain fund industry peer groups.

Distribution of Discretionary Incentive Compensation. Discretionary incentive compensation is distributed to portfolio managers in a combination of cash, deferred BlackRock, Inc. stock awards, and/or deferred cash awards that notionally track the return of certain BlackRock investment products.

Portfolio managers receive their annual discretionary incentive compensation in the form of cash. Portfolio managers whose total compensation is above a specified threshold also receive deferred BlackRock, Inc. stock awards annually as part of their discretionary incentive compensation. Paying a portion of discretionary incentive compensation in the form of deferred BlackRock, Inc. stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods. In some cases, additional deferred BlackRock, Inc. stock may be granted to certain key employees as part of a long-term incentive award to aid in retention, align interests with long-term shareholders and motivate performance. Deferred BlackRock, Inc. stock awards are generally granted in the form of BlackRock, Inc. restricted stock units that vest pursuant to the terms of the applicable plan and, once vested, settle in BlackRock, Inc. common stock. The portfolio managers of this Fund have deferred BlackRock, Inc. stock awards.

For certain portfolio managers, a portion of the discretionary incentive compensation is also distributed in the form of deferred cash awards that notionally track the returns of select BlackRock investment products they manage, which provides direct alignment of portfolio manager discretionary incentive compensation with investment product results. Deferred cash awards vest ratably over a number of years and, once vested, settle in the form of cash. Only portfolio managers who manage specified products and whose total compensation is above a specified threshold are eligible to participate in the deferred cash award program.

Other Compensation Benefits. In addition to base salary and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:

Incentive Savings Plans — BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock, Inc. employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 8% of eligible pay contributed to the plan capped at $5,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation up to the Internal Revenue Service limit ($280,000 for 2019). The RSP offers a range of investment options, including registered investment companies and collective investment funds managed by the firm. BlackRock, Inc. contributions follow the investment direction set by participants for their own contributions or, absent participant investment direction, are invested into a target date fund that corresponds to, or is closest to, the year in which the participant attains age 65. The ESPP allows for investment in BlackRock, Inc. common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares of common stock or a dollar value of $25,000 based on its fair market value on the purchase date. All of the eligible portfolio managers are eligible to participate in these plans.

(a)(4) Beneficial Ownership of Securities – As of December 31, 2019.

Portfolio Manager	Dollar Range of Equity Securities of the Fund Beneficially Owned
David Delbos	Over $1,000,000
Mitchell Garfin	None
Carly Wilson	None
Abigail Apistolas	None

(b) Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Period	(a) Total Number of Shares Purchased	(b) Average Price Paid per Share	(c) Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number of Shares that May Yet Be Purchased Under the Plans or Programs[1]
September 1-30, 2019	117,110	$12.6502	117,110	970,237
October 1-31, 2019	175,785	$12.6576	175,785	794,452
November 1-30, 2019	127,307	$12.8524	127,307	667,145
December 1-31, 2019	0	$0	0	1,795,253
Total:	420,202	$12.7146	420,202	1,087,347

1 On September 7, 2018, the Fund announced a continuation of its open market share repurchase program. Commencing on December 1, 2018, the Fund may repurchase through November 30, 2019, up to 5% of its common shares outstanding as of the close of business on November 30, 2018, subject to certain conditions. On September 5, 2019, the Fund announced a further continuation of its open market share repurchase program. Commencing on December 1, 2019, the Fund may repurchase through November 30, 2020, up to 5% of its common shares outstanding as of the close of business on November 30, 2019, subject to certain conditions.

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) – The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Securities Exchange Act of 1934, as amended.

(b) – There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not Applicable

Item 13 –	Exhibits attached hereto

(a)(1) – Code of Ethics – See Item 2

(a)(2) – Certifications – Attached hereto

(a)(3) – Not Applicable

(a)(4) – Not Applicable

(b) – Certifications – Attached hereto

(c) – Notices to the registrant’s common shareholders in accordance with the order under Section 6(c) of the 1940 Act granting an exemption from Section 19(b) of the 1940 Act and Rule 19b-1 under the 1940 Act, dated May 9, 20091

1 The Fund has received exemptive relief from the Securities and Exchange Commission permitting it to make periodic distributions of long-term capital gains with respect to its outstanding common stock as frequently as twelve times each year, and as frequently as distributions are specified by or in accordance with the terms of its outstanding preferred stock. This relief is conditioned, in part, on an undertaking by the Fund to make the disclosures to the holders of the Fund’s common shares, in addition to the information required by Section 19(a) of the 1940 Act and Rule 19a-1 thereunder. The Fund is likewise obligated to file with the SEC the information contained in any such notice to shareholders and, in that regard, has attached hereto copies of each such notice made during the period

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Floating Rate Income Strategies Fund, Inc.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Floating Rate Income Strategies Fund, Inc.

Date: March 6, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Floating Rate Income Strategies Fund, Inc.

Date: March 6, 2020

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Floating Rate Income Strategies Fund, Inc.

Date: March 6, 2020